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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2015

Classes A, B, C, I, O, P*, R, R6 and W

Fixed-Income Funds

■	Voya GNMA Income Fund
■	Voya High Yield Bond Fund
■	Voya Intermediate Bond Fund
■	Voya Short Term Bond Fund
■	Voya Strategic Income Opportunities Fund (formerly, Voya Strategic Income Fund)

*Patent Pending

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A question of resources

Dear Shareholder,

Geopolitical strategy and diplomacy — not to mention the global economy — are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?

Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.

Of course, there are more immediate economic concerns, notably whether central bank support — waning in the U.S., expanding pretty much everywhere else — can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.

What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. Rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

Voya Family of Funds

May 1, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended March 31, 2015

As our fiscal year started, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends had just recovered from a 5% slump after ending 2013 at a record high. The Index progressed in fits and starts with some wide swings, to end up 13.98% for the fiscal year. (The Index returned 6.03% for the one year ended March 31, 2015, measured in U.S. dollars.)

A cold and snowy winter depressed hiring and other key statistics like durable goods orders and home sales early in 2014. But with the improvement in the season came a pick-up in U.S. economic data. Employment reports looked steadily better and the unemployment rate fell below 6%. The March bulletin marked the twelfth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled expansion at mostly healthy rates. While the housing market was cooling, the rate of increase in the S&P/Case-Shiller 20-City Composite Home Price Index seemed to be stabilizing in the mid-single digits. The most widely watched measures of consumer confidence touched multi-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but rebounded to 5.0% in the third, before pulling back to 2.2% in the fourth.

Yet concerns periodically surfaced about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish, near 2% annually. The U.S. Federal Reserve Board’s (“Fed’s”) monthly Treasury and mortgage-backed securities purchases ended as expected in October. But by then the Fed’s balance sheet had increased fivefold over six years to $4.5 trillion and the aftermath of any attempt to bring the total down was far from clear. In March, the Fed signaled that a rate rise was probably two or three meetings away, even as some measures like industrial production, retail sales and durable goods orders were starting to fade.

Outside of the U.S., growth in China decelerated to 7.4% in 2014, the slowest since 1990, which weighed on global commodity supplying countries. For this and other reasons, oil prices halved between June and December and floundered thereafter. Japan re-entered recession in the third quarter after an April rise in the consumption tax and the rebound, to growth of 1.5% annualized, was a disappointment. But it was predominantly the euro zone that seemed the most problematic. Growth was barely 1% in 2014. Unemployment seemed stuck above 11.0%, while deflation emerged in December. In Greece, a new government was elected with a mandate to ease the terms of its bailout and roll back reforms. At last in January the European Central Bank (“ECB”) announced quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would be made from March 2015 until September 2016.

Securities prices mirrored investors’ mood swings in the later months. The Index actually reached a new peak on September 19, but by October 16 fell 8%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 11% to March 20, before ending the fiscal year 1.7% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 21.40% over the fiscal year; the Barclays U.S. Treasury Bond sub-index just 5.36% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.72%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 6.81%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which returned only 2.00%, reflecting the significant representation of the ailing energy industry and perhaps a pull-back after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 12.73% in the fiscal year, completing nine consecutive winning quarters, the best run since 1998. The health care sector was the top performer, returning 26.19%; not surprisingly, the only loser was energy, which dropped 11.11% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time. Both retreated in the last quarter.

In currencies, the dollar gained ground against most other currencies, surging 28.31% against the euro, as the U.S. ended quantitative easing just as the ECB embarked on it and 16.37% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into stocks (including non-yen) for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 12.44%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index leaped 30.49% in the fiscal year, boosted in the case of Japan’s large exporters by the falling yen, by continued quantitative easing and by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 18.85%. The poor economic data were ultimately trumped by the prospect of quantitative easing, plus the declining euro that went with it. The MSCI UK® Index was much weaker, edging up 6.11%. Nearly half of this index is comprised of 15 names, mostly global banking, energy, pharmaceuticals and materials companies, not particularly representative of an improving economy, and which on average returned barely 1%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index	The Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Barclays GNMA Index	An unmanaged index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. 1-3 Year Government / Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Barclays U.S. Universal Bond Index	The Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. These securities are not double-counted in the index. The U.S. Universal index was created on January 1, 1999, with index history backfilled to January 1, 1990.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

Voya GNMA Income Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2015 (as a percentage of net assets)

U.S. Government Agency Obligations	112.0%
Collateralized Mortgage Obligations	0.2%
Liabilities in Excess of Other Assets*	(12.2)%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the year ended March 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.40%, compared to the Barclays GNMA Index (the “Index” or “Barclays GNMA”), which returned 4.91%, for the same period.

Portfolio Specifics: The first two quarters of the fiscal year were characterized by continued Federal Reserve Board (“Fed”) purchases of agency mortgages and low rate volatility. In response, bond markets performed very well as interest rates decreased due to what we believed were growing concerns about global economic growth and geopolitical instability. By the end of its large scale asset purchase program in October 2014, the Fed owned $1.7 trillion in agency mortgages, accounting for a third of all outstanding mortgage-backed securities (“MBS”). Given this overwhelming technical factor combined with low net supply, “spreads” on agency mortgages tightened throughout 2014 and ended the first three quarters of the fiscal year with 0.64% of excess return. (The “spread” is the yield premium between a bond that entails some credit risk, such as a mortgage-backed bond, and a U.S. Treasury bond of equivalent maturity. Investors demand the spread premium as compensation for taking on the credit risk.) Volatility increased in 2015 as rates plunged in January, rebounded in February, and then fell again in March. The increase in volatility and lower Fed support for mortgages resulted in 0.51% of underperformance of agency MBS relative to Treasuries in the first quarter of 2015.

The Fund outperformed the Index before fees and expenses, but underperformed net of fees during the period. Performance was dampened as the Fund maintained a slight underweight in duration, or interest-rate risk, versus the benchmark throughout the year. Nonetheless, increased exposure to Fannie Mae and Freddie Mac mortgage securities boosted performance as GNMA backed bonds lagged their conventional counterparts. Also, prepayment-protected collateral in the form of pools and collateralized mortgage obligations (“CMOs”) continued to provide positive “carry” versus the Index in volatile markets. (“Carry” is a strategy of holding two offsetting positions, one of which creates an incoming cash flow that is greater than the obligations of the other.)

Additional outperformance was achieved through participation in “dollar rolls”. The dollar roll market is a very large and well developed one, in which MBS are bought and sold again in monthly cycles. The terms on which this is done can be more cost effective than simply holding comparable MBS. This was the case from time to time during the fiscal year.

Current Strategy & Outlook: As the annual period concludes, MBS performance has been mixed versus equal-duration U.S. Treasury securities. In our opinion, due to policy changes handed down by the Federal Housing Administration during the first quarter of 2015, GNMA MBS continued to lag their conventional counterparts, as refinancing activity increased substantially in 2015. Although valuations throughout the coupon stack remain at tight option-adjusted spread levels, lower coupons provide better protection from the current rate environment and from the trend of credit-widening policies from the government. Furthermore, despite the conclusion of Fed balance sheet expansion, the Fed continues to reinvest principal payments on its current holdings. We believe this activity maintains a backstop for agency MBS demand and has helped keep spreads anchored near current levels.

With this in mind, we continue to manage the Fund seeking high current income investments while seeking to modestly reduce interest rate and basis risk. The focus remains on specified GNMA pools and CMOs that provide more attractive current income while seeking to minimize prepayment risks. Moreover, we are reducing exposure to cohorts with higher risk of prepayments either due to the low rate environment or government policy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

Portfolio Managers’ Report	Voya GNMA Income Fund

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	1.80%	3.20%	4.00%	—
Class B(2)	-1.38%	2.58%	3.72%	—
Class C(3)	2.62%	2.93%	3.72%	—
Class I	4.70%	4.00%	4.80%	—
Class W	4.66%	3.96%	—	4.80%
Excluding Sales Charge:
Class A	4.40%	3.71%	4.50%	—
Class B	3.62%	2.93%	3.72%	—
Class C	3.62%	2.93%	3.72%	—
Class I	4.70%	4.00%	4.80%	—
Class W	4.66%	3.96%	—	4.80%
Barclays GNMA	4.91%	3.87%	4.92%	4.86%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya GNMA Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

5

Voya High Yield Bond Fund	Portfolio Managers’ Report

Sector Diversification as of March 31, 2015 (as a percentage of net assets)

Consumer, Non-cyclical	21.9%
Communications	17.4%
Consumer, Cyclical	16.3%
Energy	11.2%
Industrials	7.7%
Financials	6.3%
Technology	6.0%
Basic Materials	5.9%
Utilities	1.8%
Diversified	1.4%
Telecommunication Services	0.3%
Other Asset-Backed Securities	0.2%
Information Technology	0.2%
Consumer Discretionary	0.0%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, Matthew Toms, CFA, and Rick Cumberledge, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.98%, compared to the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned 2.00%, for the same period.

Portfolio Specifics: A year ago, the ten-year Treasury yield of 2.73% reflected investor expectation of an imminent Federal Reserve Board rate hiking cycle, oil prices above $100 per barrel that gave evidence of emerging market growth and a multi-year run in the S&P 500® Index reflected the continued rebound of the U.S. economy from the Great Recession. What a difference a year makes. The 10-year Treasury yield is now nearly 100 basis points (“bp”) lower, oil is down by more than half and volatility has spiked dramatically in recent months. (A bp equals one one-hundredth of one percent.) Equities did manage a double-digit return over the reporting period, although that was likely driven more by the expectation of continued low rates than by strong earnings growth. The high yield market started off strong, with the market yield hitting an all-time low of 4.83% in June 2014, but ultimately succumbed to concerns about valuations (July), U.S. economic growth (September/October) and oil prices (December), with the most dramatic adjustment the oil-driven one, reflecting the fact that the proportion of energy-related debt in the high yield market had increased dramatically in recent years.

Top Ten Holdings as of March 31, 2015* (as a percentage of net assets)

HCA Holdings, Inc., 6.250%, 02/15/21	0.6%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.500%, 05/15/21	0.6%
Sprint Corp., 7.125%, 06/15/24	0.5%
Ashtead Capital, Inc., 6.500%, 07/15/22	0.5%
Univision Communications, Inc., 5.125%, 05/15/23	0.5%
Numericable Group SA, 6.250%, 05/15/24	0.5%
Parsley Energy LLC / Parsley Finance Corp., 7.500%, 02/15/22	0.5%
Hot Topic, Inc., 9.250%, 06/15/21	0.5%
Chesapeake Energy Corp., 6.125%, 02/15/21	0.5%
First Data Corp., 11.750%, 08/15/21	0.4%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

The Barclays U.S. High Yield 2% Issuer Constrained Index (“Index”) posted a return of 2.00% for the 12 months ended March 31, 2015, underperforming the return of like-duration Treasuries by 202 bp as spreads widened. The index yield to worst — the lowest potential yield that can be received on the bonds that comprise the index, without an issuer actually defaulting — rose by 0.95% to 6.18% at March 31, 2015, as the spread to Treasuries widened 109 bp to T+5.01%. The total market return was dragged down by the energy (-8.5%) and metals & mining (-5.8%) sectors, reflecting the sharp sell-off in global commodities. Excluding the energy sector, the Index returned 3.9% for the 12 month reporting period, roughly keeping pace with Treasuries. Higher quality outperformed lower quality, with BB-rated bonds returning 4.9% versus a loss of 2.4% for CCC-rated securities. This reflected both general investor caution and the heavier weighting of lower-quality energy companies most exposed to the decline in oil prices. The Index’s par-weighted default rate of 3.0% reflected the large defaults of Energy Future Holdings Corp. (the former TXU Corp.) and Caesars Entertainment Resort Properties LLC, but default activity remained well below historical averages at just 1.7% on an issuer-weighted basis, per JPMorgan.

The Fund outperformed its Index before fees and expenses, but underperformed net of fees during the period. The detractors for the period largely reflected our (ultimately unfounded) desire to avoid significant exposure to potentially rising interest rates. We were underweight long-dated subordinated securities issued by large banks that traded up in price as rates moved lower, as well as higher-quality utilities that also benefited from lower rates. Despite our long-held overweight to independent domestic energy producers and the fourth quarter 2014 sell-off in oil, the energy sector was a net positive contributor to relative performance for the reporting period, as we generally limited our exposure to low-cost operators in the best basins and those who had hedged forward production. We also largely avoided oil service companies. We did exit some holdings with weaker balance sheets (Energy XXI Ltd. and Halcon Resources Corp.) as we became increasingly convinced that oil prices would stay lower for longer than originally anticipated. Our favored companies (Memorial Production Partners L.P., Parsley Energy LLC and Sanchez Energy Corp.) held up reasonably well, while we successfully avoided the bonds of companies that are likely restructuring candidates (Samson Technologies, Quicksilver Resources, Inc. and Sabine Oil & Gas). Outside energy, positive contribution came from our underweight to metals & mining and select issuers within retailing (Hot Topic, Inc., Dollar Tree, Inc. and Murphy Oil USA, Inc.).

6

Portfolio Managers’ Report	Voya High Yield Bond Fund

Current Strategy & Outlook: Our fundamental view of high yield credit quality is largely unchanged. Though we acknowledge the weaker U.S. economic data of late and the potential for further fundamental deterioration in the energy space, we continue to believe that the economy will show improvement with the arrival of spring and that the next broad default cycle is still some distance down the road. We believe the above concerns, combined with weakness in China and global geopolitical risk, justify wider spreads than we saw at the 2014 post-crisis tights, but with ex-energy high yield spreads above their long term average at more than 450 bp above U.S Treasury securities, it seems that high yield investors are being more than adequately compensated for credit risk taken. We believe at current levels, high yield bonds may have the ability to absorb at least a portion of an eventual rise in interest rates. In our opinion, this environment should position high yield to outperform most other fixed income asset classes over the coming year.

We believe the portfolio is well positioned for the environment described above. In keeping with our view of U.S. economic recovery and continuing solid credit fundamentals, we maintain our slight domestic-focused cyclical bias and an overweight to single-B profile credits (underweight BBs and what we view as the most at-risk securities of those rated CCC and below). We remain underweight the most commodity price-sensitive sectors such as metals and mining and oilfield services; the sectors we are overweight include those that benefit from lower energy costs (chemicals) and from increased consumer discretionary income (retailers).

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

7

Voya High Yield Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class I July 31, 2008	Since Inception of Class P June 14, 2013	Since Inception of Class R January 30, 2014	Since Inception of Class W July 29, 2011
Including Sales Charge:
Class A(1)	-1.57%	7.96%	6.15%	—	—	—	—
Class B(2)	-4.49%	7.41%	5.88%	—	—	—	—
Class C(3)	-0.75%	7.70%	5.87%	—	—	—	—
Class I	1.48%	8.99%	—	9.29%	—	—	—
Class P	2.09%	—	—	—	5.81%	—	—
Class R	0.91%	—	—	—	—	2.64%	—
Class W	1.26%	—	—	—	—	—	7.79%
Excluding Sales Charge:
Class A	0.98%	8.51%	6.67%	—	—	—	—
Class B	0.31%	7.71%	5.88%	—	—	—	—
Class C	0.21%	7.70%	5.87%	—	—	—	—
Class I	1.48%	8.99%	—	9.29%	—	—
Class P	2.09%	—	—	—	5.81%	—	—
Class R	0.91%	—	—	—	—	2.64%	—
Class W	1.26%	—	—	—	—	—	7.79%
Barclays High Yield Bond – 2% Issuer Constrained Composite	2.00%	8.56%	8.17%	10.10%	5.32%	3.63%	7.22%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

8

Portfolio Managers’ Report	Voya Intermediate Bond Fund

Investment Type Allocation as of March 31, 2015 (as a percentage of net assets)

Corporate Bonds/Notes	33.2%
U.S. Treasury Obligations	28.5%
U.S. Government Agency Obligations	25.4%
Collateralized Mortgage Obligations	11.6%
Asset-Backed Securities	7.5%
Foreign Government Bonds	1.4%
Purchased Options	0.0%
Liabilities in Excess of Other Assets*	(7.6)%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.09% compared to the Barclays U.S. Aggregate Bond Index, which returned 5.72% for the same period.

Portfolio Specifics: For the reporting period, the Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, due to security selection and asset allocation. Security selection was generally additive. Securitized assets helped results, particularly within commercial mortgage-backed securities and asset-backed securities. The risk appetite in the search for yield remained robust and underlying fundamentals provided a supportive backdrop. Issue selection among agency mortgages contributed to performance even though at times we were less constructive on the agency mortgages sector, which we expect will continue to trade directionally with interest rates. Investment grade credit security selection was a drag even though corporate revenue and earnings growth remained fairly stable during the period.

Holding off-benchmark allocations to non-agency mortgages was beneficial. We remained constructive on non-agency mortgage-backed securities, as the housing market continued its recovery and credit access continued to improve across borrower types. The Fund's overweight in high-yield corporate bonds, and its underweight of U.S. Treasury securities, were less favorable to relative results. In our view, high yield fundamentals generally remained in good shape, and the risk of a near-term default spike remained very low. Sector allocation and security selection within the emerging markets contributed to results for the period. The European Central Bank's (“ECB”) asset purchases, as part of its quantitative easing program, increased the attractiveness of yields across emerging markets. In our opinion, it was crucial, however, to be selective about countries and sectors within the asset class and to manage overall volatility.

Duration and yield curve detracted from results for the period. The Fund started the period with a slightly shorter duration and ended close to that of the benchmark’s duration. During the period, the Fund used swaps, options and futures in conjunction with cash bonds to manage interest-rate risk and yield-curve risk. Swaps and options were employed to aid in managing sector allocation and security selection. The Fund used exchange-traded credit default index swaps, such as CDX and iTraxx, to hedge corporate credit exposures. In sum, these investment decisions — i.e., to hold positions in derivative instruments and cash securities — detracted from Fund results over the reporting period.

Top Ten Holdings as of March 31, 2015* (as a percentage of net assets)

United States Treasury Note, 1.000%, 03/15/18	7.4%
United States Treasury Note, 0.500%, 03/31/17	6.5%
United States Treasury Bond, 2.000%, 02/15/25	5.4%
United States Treasury Bond, 3.000%, 11/15/44	4.0%
Fannie Mae, 3.000%, 05/01/43	3.3%
Freddie Mac, 3.500%, 09/15/41	3.1%
United States Treasury Note, 1.750%, 03/31/22	2.4%
Freddie Mac, 3.000%, 05/01/43	1.7%
Fannie Mae, 2.500%, 11/25/26	1.5%
United States Treasury Note, 1.375%, 03/31/20	1.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: We believe the removal of  “patient” from the Federal Reserve Board’s (“Fed’s”) latest announcement implies a shift in policy could happen in 2015. With forward guidance gone and the emphasis squarely on the economy, we believe the message is clear: the Fed will not be impatient about raising rates. Job growth alone likely isn’t enough to offset the weak global growth forecast. On the other hand, a weaker euro and quantitative easing by the ECB are reviving growth prospects in Europe. Keeping Fed policy on hold allows more time for U.S. labor market improvement to percolate into other areas of the economy. Low commodity prices and a strong U.S. dollar restrain inflation and are also positive tailwinds for consumers.

We believe supportive policy globally will help smooth over economic and seasonal noise. With a quiescent Fed for now, we will likely maintain an overweight to investment grade corporate bonds, which we expect to benefit from the strength and stability of the U.S. economy and from capital seeking more attractive yield than can be found elsewhere. We believe rates are likely to be range-bound and interest rate volatility is likely to decline in the near term. Low short-term interest rates, an elevated Fed balance sheet, low long-term rates in major developed countries, quantitative easing overseas, strong demand for safe assets and disappointments in growth in advanced countries are conspiring to keep long-term interest rates low. If clearer signs emerge that the economy is heating up, we believe we could see rising volatility and rising interest rates later this year.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

9

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class R6 May 31, 2013	Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	3.47%	5.55%	4.25%	—	—
Class B(2)	0.17%	4.96%	3.96%	—	—
Class C(3)	4.21%	5.28%	3.96%	—	—
Class I	6.46%	6.43%	5.09%	—	—
Class O	6.01%	6.07%	4.75%	—	—
Class R	5.71%	5.83%	4.48%	—	—
Class R6	6.38%	—	—	4.37%	—
Class W	6.36%	6.61%	—	—	5.47%
Excluding Sales Charge:
Class A	6.09%	6.09%	4.75%	—	—
Class B	5.17%	5.29%	3.96%	—	—
Class C	5.21%	5.28%	3.96%	—	—
Class I	6.46%	6.43%	5.09%	—	—
Class O	6.01%	6.07%	4.75%	—	—
Class R	5.71%	5.83%	4.48%	—	—
Class R6	6.38%	—	—	4.37%
Class W	6.36%	6.61%	—	—	5.47%
Barclays U.S. Aggregate Bond Index	5.72%	4.41%	4.93%	3.47%	4.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

10

Portfolio Managers’ Report	Voya Short Term Bond Fund

Investment Type Allocation as of March 31, 2015 (as a percentage of net assets)

Corporate Bonds/Notes	58.7%
Asset-Backed Securities	18.0%
Collateralized Mortgage Obligations	10.7%
U.S. Government Agency Obligations	7.6%
U.S. Treasury Obligations	3.8%
Purchased Options	0.0%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2015, the Fund’s Class I shares, excluding sales charges, provided a total return of 1.50% compared to the Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Barclays U.S. 1-3 Year Government/Credit Bond”), which returned 1.12%, for the same period.

Portfolio Specifics: The Fund outperformed its benchmark for the reporting period; sector allocation was the main driver of results. Duration/yield curve positioning and security selection detracted from results for the period.

An overweighting in asset-backed securities was the most important contributor to return. An overweight to commercial mortgage-backed securities also contributed to relative results. An overweight of high yield corporate bonds also contributed, as did an overweight of investment grade corporate bonds.

During the first half of the reporting period the Fund’s duration, or interest rate risk exposure, was shorter than the benchmark; during the second half of the period, it was neutral. This positioning detracted from results for the period. Toward period-end, the Fund’s yield decreased as short-term rates decreased and spreads moved slightly tighter. At the end of the period duration was neutral versus the benchmark.

Security selection detracted the most among investment grade corporates, partially offsetting the benefit of our overweight in that sector. In addition, off-benchmark allocations to high yield corporates benefited performance.

Current Strategy & Outlook: Punxsutawney Phil won’t be adding “economic soothsayer” to his resume this year. The prescient marmot saw his shadow on Groundhog Day, which typically prognosticates six more weeks of winter. But if the latest U.S. Federal Reserve Board (“Fed”) announcement was any barometer of the economic climate, we believe it would be superstitious to believe in a spring of interest rates anytime soon.

Top Ten Holdings as of March 31, 2015* (as a percentage of net assets)

United States Treasury Note, 0.375%, 03/31/16	2.9%
Ginnie Mae, 7.120%, 04/20/39	1.1%
LB-UBS Commercial Mortgage Trust, 5.127%, 09/15/40	0.8%
Freddie Mac, 6.000%, 12/15/28	0.9%
Bank of America Corp., 2.600%, 01/15/19	0.8%
Freddie Mac, 5.000%, 07/15/39	0.8%
Muir Grove CLO Ltd., 3.256%, 03/25/20	0.7%
Barclays Bank PLC, 5.000%, 09/22/16	0.6%
BB&T Corp., 1.600%, 08/15/17	0.6%
Freddie Mac, 5.500%, 11/01/38	0.6%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

While the improving labor market points to sunnier days ahead, the Fed’s dovish tone suggests that job growth is being overshadowed by the realities of low wage inflation, a strong dollar and collapsing oil prices. And though snowy weather was partially to blame for housing starts falling in February, the decline was the largest in four years — evidence that the housing market is cooling off.

We believe the removal of  “patient” from the Fed’s latest announcement implies a shift in policy could happen in 2015. With forward guidance gone and the emphasis squarely on the economy, we believe the message is clear: the Fed will not be impatient about raising rates. Job growth alone likely isn’t enough to offset the weak global growth forecast. On the other hand, a weaker euro and quantitative easing by the European Central Bank are reviving growth prospects in Europe. Keeping Fed policy on hold allows more time for U.S. labor market improvement to percolate into other areas of the economy. Low commodity prices and a strong dollar restrain inflation and are also positive tailwinds for consumers.

We believe supportive policy globally will help smooth over economic and seasonal noise. With a quiescent Fed for now, we will likely maintain our bias for U.S. dollar-denominated spread sectors, which we expect to benefit from the strength and stability of the U.S. economy and from capital seeking more attractive yield than can be found elsewhere. We believe rates are likely to be range-bound and interest rate volatility is likely to decline in the near term. If clearer signs emerge that the economy is heating up, we believe we could see rising volatility and a spring of interest rates later this year.

Leverage has been on the rise in recent quarters. In our opinion, corporate revenue and earnings growth have remained fairly stable for the past few years. However, we do not see an inflection point on the horizon for the credit cycle. Excluding metals and energy, corporate spreads have moved back into the range of their cycle lows, but flows have been positive and we believe demand remains sound despite heavy issuance.

Though changes in Fed language are a concern, above-trend growth in the U.S. and low inflation expectations in Europe lead us to believe that domestic corporates are attractive and able to generate positive excess returns.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

11

Voya Short Term Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year	Since Inception of Classes A, C, I, and W December 19, 2012	Since Inception of Class R July 31, 2014	Since Inception of Class R6 July 31, 2013
Including Sales Charge:
Class A(1)	-1.36%	0.07%	—	—
Class C(2)	-0.56%	0.47%	—	—
Class I	1.50%	1.51%	—	—
Class R	—	—	0.72%	—
Class R6	1.53%	—	—	1.81%
Class W	1.41%	1.43%	—	—
Excluding Sales Charge:
Class A	1.20%	1.20%	—	—
Class C	0.44%	0.47%	—	—
Class I	1.50%	1.51%	—	—
Class R	—	—	0.72%	—
Class R6	1.53%	—	—	1.81%
Class W	1.41%	1.43%	—	—
Barclays U.S. 1-3 Year Government/Credit Bond	1.12%	0.90%	0.86%	1.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Short Term Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

12

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

Investment Type Allocation as of March 31, 2015 (as a percentage of net assets)

Mutual Funds	71.0%
U.S. Government Agency Obligations	13.2%
Collateralized Mortgage Obligations	8.4%
U.S. Treasury Obligations	3.3%
Corporate Bonds/Notes	1.5%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Strategic Income Opportunities Fund* (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.97% compared to the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index** (the “Index” or Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity”), which returned 0.23%, for the same period.

Portfolio Specifics: The Fund outperformed its benchmark during the reporting period. The main contributors to results were the Fund’s overweight of senior loans and high yield bonds, security selection in commercial mortgage-backed securities and residential mortgage-backed securities and the Fund’s duration, or sensitivity to interest-rate changes.

Senior loans performed relatively well during the period, and the Fund’s significant overweight of them was the most important contributor to relative results. In our view, senior loans represent an attractive income opportunity with little interest-rate risk. Because the interest rates that senior loans pay “float,” i.e., are reset at regular, short intervals, there is little chance that loan interest payments will get significantly out of line with market rates. This in turn implies a low likelihood that the prices of senior loans will have to be reduced to compensate for higher market rates. As we head towards eventual rate hikes from the U.S. Federal Reserve Board (“Fed”) and higher market rates, we believe senior loans will continue to offer attractive benefits to investors. Tumult in the energy industry as oil prices fell caused many investors to worry about a spike of defaults in the high yield sector, which contains a fairly high percentage of energy issuers. A default spike did not arise, however; and so without significant, adverse market effects the Fund was able to benefit from the income generated by its high-yield bond holdings. As interest rates fell significantly during the period, the Fund was able to benefit from its slightly longer duration posture versus that of the benchmark. The Fund’s allocation to mortgage-related investments contributed to performance as prepayment speeds increased less than the market feared. Markets subsequently rallied, which caused the Fund’s mortgage valuations to increase, further contributing to performance.

Top Ten Holdings as of March 31, 2015 (as a percentage of net assets)

Voya Floating Rate Fund - Class P	28.7%
Voya High Yield Bond Fund - Class P	18.9%
Voya Securitized Credit Fund - Class P	14.7%
Fannie Mae Connecticut Avenue Securities, 5.174%, 11/25/24	4.5%
Voya Investment Grade Credit Fund - Class P	4.0%
Freddie Mac, 6.500%, 06/15/32	3.0%
Fannie Mae, 4.500%, 10/25/41	2.5%
Voya Emerging Markets Corporate Debt Fund - Class P	2.4%
Voya Emerging Markets Hard Currency Debt Fund - Class P	2.3%
Ginnie Mae Series, 0.650%, 11/20/37	2.1%

Portfolio holdings are subject to change daily.

On the other hand, some positions detracted from Fund performance. Most significant were the Fund’s exposure to emerging markets, its yield curve positioning and its derivative holdings. Concerns about the wobbly global economy — and higher rates to come in the United States — put pressure on emerging market (“EM”) debt across all venues, most notably in Brazil and Russia. Though the Fund’s exposure to EM debt was small, it nonetheless detracted from results.

The Fund employed interest rate futures to manage exposure to U.S. interest-rate risk; the futures were a drag on results as interest rates fell. We seek to use these instruments as means to protect the Fund from adverse market changes in interest rates or credit conditions.

Current Strategy & Outlook: While the improving labor market points to sunnier days ahead, the Fed’s dovish tone suggests that job growth is being overshadowed by the realities of low wage inflation, a strong dollar and collapsing oil prices. And though snowy weather was partially to blame for housing starts falling in the first quarter of 2015, the decline was the largest in four years — evidence that the housing market advance may be cooling.

We believe the removal of  “patient” from the Fed’s latest announcement implies a shift in policy is coming. With forward guidance gone and the emphasis squarely on the economy, we believe the message is clear: although the timing of the first Fed move is approaching, the cumulative magnitude of Fed hikes will remain muted. This measured approach by the Fed will allow more time for U.S. labor market improvement to percolate into other areas of the economy. Low commodity prices and a strong dollar restrain inflation and are also positive tailwinds for consumers. Also, a weaker euro and quantitative easing by the European Central Bank are reviving growth prospects in Europe.

We believe supportive policy globally will help smooth over economic and seasonal noise. With a quiescent Fed for now, we maintain an overweight to investment grade corporates, which we expect to benefit from the strength and stability of the U.S. economy and from capital seeking more attractive yield than can be found elsewhere. Leverage has been on the rise in recent quarters. Corporate revenue and earnings growth have remained fairly stable for the past few years. However, we do not see an inflection point on the horizon for the credit cycle. Excluding metals and energy, corporate spreads have moved back into the range of their cycle lows, but flows have been

13

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

positive and we believe demand remains sound despite heavy issuance. We also remain constructive on the forward prospects for below-investment grade credit sectors such as senior loans. This is driven by what we believe are attractive yields and a reasonably sanguine outlook for fundamental credit risk (ex-energy).

We believe interest rates are likely to be range-bound and interest rate volatility is likely to decline in the near term. Low short-term interest rates, an elevated Fed balance sheet, low long-term rates in major advanced countries, QE overseas, strong demand for safe assets and disappointments in growth in advanced countries are conspiring to keep long-term interest rates low. If clearer signs emerge that the economy is heating up, we could see rising volatility and a spring of interest rates later this year. We remain on watch for unexpected weakness in earnings and any resultant shift in investor expectations for the broader economy in general.

*	Prior to December 1, 2014, the Fund was known as “Voya Strategic Income Fund.”

**	Effective on December 1, 2014, the Fund changed its primary benchmark from the Barclay’s U.S. Universal Bond Index to the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index because the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is considered by the adviser to be a more appropriate benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

14

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year	Since Inception of Classes A, C, I, R, and W November 2, 2012
Including Sales Charge:
Class A(1)	1.41%	2.39%
Class C(2)	2.23%	2.62%
Class I	4.29%	3.70%
Class R	3.70%	3.05%
Class W	4.24%	3.45%
Excluding Sales Charge:
Class A	3.97%	3.49%
Class C	3.22%	2.62%
Class I	4.29%	3.70%
Class R	3.70%	3.05%
Class W	4.24%	3.45%
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index	0.23%	0.26%
Barclays U.S. Universal Bond Index	5.33%	2.58%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Income Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

On December 1, 2014 the Fund changed its primary benchmark from the Barclay’s U.S. Universal Bond Index to the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index because the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is considered by the adviser to be a more appropriate benchmark.

15

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2015*	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2015*
Voya GNMA Income Fund
Class A	$1,000.00	$1,022.70	0.92%	$4.64	$1,000.00	$1,020.34	0.92%	$4.63
Class B	1,000.00	1,019.00	1.67	8.41	1,000.00	1,016.60	1.67	8.40
Class C	1,000.00	1,019.00	1.67	8.41	1,000.00	1,016.60	1.67	8.40
Class I	1,000.00	1,024.10	0.65	3.28	1,000.00	1,021.69	0.65	3.28
Class W	1,000.00	1,024.00	0.67	3.38	1,000.00	1,021.59	0.67	3.38
Voya High Yield Bond Fund
Class A	$1,000.00	$1,011.20	1.10%	$5.52	$1,000.00	$1,019.45	1.10%	$5.54
Class B	1,000.00	1,008.60	1.85	9.26	1,000.00	1,015.71	1.85	9.30
Class C	1,000.00	1,008.60	1.85	9.26	1,000.00	1,015.71	1.85	9.30
Class I	1,000.00	1,015.50	0.69	3.47	1,000.00	1,021.49	0.69	3.48
Class P	1,000.00	1,018.50	0.07	0.35	1,000.00	1,024.58	0.07	0.35
Class R	1,000.00	1,012.50	1.34	6.72	1,000.00	1,018.25	1.34	6.74
Class W	1,000.00	1,013.80	0.85	4.27	1,000.00	1,020.69	0.85	4.28

16

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2015*	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2015*
Voya Intermediate Bond Fund
Class A	$1,000.00	$1,033.50	0.66%	$3.35	$1,000.00	$1,021.64	0.66%	$3.33
Class B	1,000.00	1,029.00	1.41	7.13	1,000.00	1,017.90	1.41	7.09
Class C	1,000.00	1,029.70	1.41	7.14	1,000.00	1,017.90	1.41	7.09
Class I	1,000.00	1,036.20	0.32	1.62	1,000.00	1,023.34	0.32	1.61
Class O	1,000.00	1,033.60	0.66	3.35	1,000.00	1,021.64	0.66	3.33
Class R	1,000.00	1,032.10	0.91	4.61	1,000.00	1,020.39	0.91	4.58
Class R6	1,000.00	1,035.30	0.31	1.57	1,000.00	1,023.39	0.31	1.56
Class W	1,000.00	1,035.80	0.41	2.08	1,000.00	1,022.89	0.41	2.07
Voya Short Term Bond Fund
Class A	$1,000.00	$1,008.50	0.80%	$4.01	$1,000.00	$1,020.94	0.80%	$4.03
Class C	1,000.00	1,004.70	1.55	7.75	1,000.00	1,017.20	1.55	7.80
Class I	1,000.00	1,009.90	0.50	2.51	1,000.00	1,022.44	0.50	2.52
Class R	1,000.00	1,007.20	1.05	5.25	1,000.00	1,019.70	1.05	5.29
Class R6	1,000.00	1,010.10	0.47	2.36	1,000.00	1,022.59	0.47	2.37
Class W	1,000.00	1,009.80	0.55	2.76	1,000.00	1,022.19	0.55	2.77
Voya Strategic Income Opportunities Fund**
Class A	$1,000.00	$1,028.30	1.03%	$5.21	$1,000.00	$1,019.80	1.03%	$5.19
Class C	1,000.00	1,025.00	1.78	8.99	1,000.00	1,016.06	1.78	8.95
Class I	1,000.00	1,029.40	0.64	3.24	1,000.00	1,021.74	0.64	3.23
Class R	1,000.00	1,026.60	1.28	6.47	1,000.00	1,018.55	1.28	6.44
Class W	1,000.00	1,028.80	0.78	3.95	1,000.00	1,021.04	0.78	3.93

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of the underlying funds.

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Funds Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolio of investments, of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund (formerly, Voya Strategic Income Fund), each a series of Voya Funds Trust, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Funds Trust as of March 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

May 22, 2015

18

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2015

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$986,906,081	$499,809,455	$2,831,571,651
Short-term investments at fair value**	54,998,295	12,717,000	314,294,863
Total investments at fair value	$1,041,904,376	$512,526,455	$3,145,866,514
Cash	172,183,769	27,125	8,428,671
Cash collateral for futures	2,056,090	—	2,043,328
Cash pledged for centrally cleared swaps (Note 2)	—	—	1,708,000
Receivables:
Investment securities sold	514	—	23,254,388
Investment securities sold on a delayed-delivery or when-issued basis	587,375,498	—	464,978,861
Fund shares sold	4,298,245	809,903	5,619,332
Dividends	—	358	8,834
Interest	2,339,757	9,347,542	13,869,592
Prepaid expenses	44,048	47,642	119,566
Other assets	16,987	4,271	25,533
Total assets	1,810,219,284	522,763,296	3,665,922,619

LIABILITIES:
Income distribution payable	—	94,489	330,259
Payable for investment securities purchased	—	4,628,411	57,532,545
Payable for investment securities purchased on a delayed-delivery or when-issued basis	926,452,130	—	826,548,082
Payable for fund shares redeemed	1,377,356	789,976	2,099,650
Payable upon receipt of securities loaned	—	—	142,669,449
Unrealized depreciation on forward foreign currency contracts	—	—	71,247
Variation margin payable on centrally cleared swaps	—	—	85,985
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	2,448,000	—	1,505,146
Payable for investment management fees	345,329	159,309	365,040
Payable for administrative fees	73,474	45,608	214,729
Payable for distribution and shareholder service fees	180,885	28,187	280,857
Payable to trustees under the deferred compensation plan (Note 6)	16,987	4,271	25,533
Payable for trustee fees	4,140	2,514	9,818
Other accrued expenses and liabilities	194,428	67,927	569,802
Total liabilities	931,092,729	5,820,692	1,032,308,142
NET ASSETS	$879,126,555	$516,942,604	$2,633,614,477

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$878,376,632	$546,827,356	$2,686,409,701
Undistributed (distributions in excess of) net investment income	(1,951,018)	(259,292)	575,720
Accumulated net realized loss	(16,145,786)	(28,775,210)	(104,173,888)
Net unrealized appreciation (depreciation)	18,846,727	(850,250)	50,802,944
NET ASSETS	$879,126,555	$516,942,604	$2,633,614,477

+ Including securities loaned at value	$—	$—	$139,648,005
* Cost of investments in securities	$966,584,802	$500,659,705	$2,776,736,276
** Cost of short-term investments	$54,998,295	$12,717,000	$314,294,863

See Accompanying Notes to Financial Statements

19

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2015 (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$521,225,947	$75,587,751	$995,117,263
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	59,894,555	9,280,835	97,299,138
Net asset value and redemption price per share†	$8.70	$8.14	$10.23
Maximum offering price per share (2.50%)(1)	$8.92	$8.35	$10.49

Class B
Net assets	$332,876	$473,238	$447,151
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	38,462	58,128	43,822
Net asset value and redemption price per share†	$8.65	$8.14	$10.20

Class C
Net assets	$83,809,415	$13,568,491	$32,592,681
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	9,683,621	1,666,389	3,190,927
Net asset value and redemption price per share†	$8.65	$8.14	$10.21

Class I
Net assets	$223,920,244	$233,374,263	$613,642,579
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	25,694,494	28,685,002	60,003,480
Net asset value and redemption price per share	$8.71	$8.14	$10.23

Class O
Net assets	n/a	n/a	$36,329,075
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	3,551,502
Net asset value and redemption price per share	n/a	n/a	$10.23

Class P
Net assets	n/a	$145,331,639	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	17,856,539	n/a
Net asset value and redemption price per share	n/a	$8.14	n/a

Class R
Net assets	n/a	$181,453	$121,657,132
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	22,273	11,877,920
Net asset value and redemption price per share	n/a	$8.15	$10.24

Class R6
Net assets	n/a	n/a	$371,049,356
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	36,303,469
Net asset value and redemption price per share	n/a	n/a	$10.22

Class W
Net assets	$49,838,073	$48,425,769	$462,779,240
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,712,961	5,940,011	45,301,526
Net asset value and redemption price per share	$8.72	$8.15	$10.22

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

20

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2015

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$139,486,042	$1,687,094
Investments in affiliated underlying funds at fair value**	—	4,540,972
Short-term investments at fair value***	2,728,526	59,000
Total investments at fair value	$142,214,568	$6,287,066
Cash	9,742	9,942
Cash collateral for futures	250,966	19,234
Cash pledged for centrally cleared swaps (Note 2)	—	25,000
Foreign currencies at value****	49,493	—
Receivables:
Investment in affiliated underlying funds sold	—	8,340
Fund shares sold	8,526	11,421
Dividends	94	14,098
Interest	662,889	18,018
Unrealized appreciation on forward foreign currency contracts	—	3,559
Variation margin receivable on centrally cleared swaps	—	628
Prepaid expenses	34,652	38,398
Reimbursement due from manager	9,073	8,727
Other assets	981	—
Total assets	143,240,984	6,444,431

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	31,438
Payable for investment securities purchased	605,866	—
Payable for fund shares redeemed	360,310	—
Payable upon receipt of securities loaned	1,021,526	—
Unrealized depreciation on forward foreign currency contracts	—	1,219
Variation margin payable on centrally cleared swaps	—	1,174
Payable for investment management fees	42,065	2,988
Payable for administrative fees	12,018	543
Payable for distribution and shareholder service fees	358	362
Payable to trustees under the deferred compensation plan (Note 6)	981	—
Payable for trustee fees	810	30
Other accrued expenses and liabilities	30,613	13,174
Total liabilities	2,074,547	50,928
NET ASSETS	$141,166,437	$6,393,503

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$141,548,519	$6,392,345
Undistributed net investment income	9,837	55,719
Accumulated net realized loss	(680,816)	(106,540)
Net unrealized appreciation	288,897	51,979

NET ASSETS	$141,166,437	$6,393,503
+ Including securities loaned at value	$1,000,246	$—
* Cost of investments in securities	$139,167,314	$1,611,636
** Cost of investments in affiliated underlying funds	$—	$4,566,518
*** Cost of short-term investments	$2,728,526	$59,000
**** Cost of foreign currencies	$55,805	$—

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2015 (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$303,118	$438,266
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	30,397	43,956
Net asset value and redemption price per share†	$9.97	$9.97
Maximum offering price per share (2.50%)(1)	$10.23	$10.23

Class C
Net assets	$343,576	$169,535
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	34,434	17,217
Net asset value and redemption price per share†	$9.98	$9.85

Class I
Net assets	$7,416,081	$5,452,895
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	743,281	546,281
Net asset value and redemption price per share	$9.98	$9.98

Class R
Net assets	$3,034	$329,552
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	304	33,279
Net asset value and redemption price per share	$9.97	$9.90

Class R6
Net assets	$133,097,529	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	13,335,636	n/a
Net asset value and redemption price per share	$9.98	n/a

Class W
Net assets	$3,099	$3,255
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	311	327
Net asset value and redemption price per share	$9.98	$9.96

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

22

STATEMENTS OF OPERATIONS for the year ended March 31, 2015

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$2,335	$67,762
Interest	22,639,078	31,162,805	59,749,746
Securities lending income, net	—	—	572,817
Total investment income	22,639,078	31,165,140	60,390,325

EXPENSES:
Investment management fees	3,892,449	2,554,346	3,338,033
Distribution and shareholder service fees:
Class A	1,334,088	203,313	1,685,215
Class B	4,250	6,044	5,421
Class C	870,486	144,209	293,656
Class O	—	—	91,893
Class R	—	275	137,364
Transfer agent fees:
Class A	307,423	135,356	692,126
Class B	239	641	594
Class C	50,005	23,934	31,079
Class I	66,224	25,228	38,795
Class O	—	—	39,419
Class P	—	3,332	—
Class R	—	60	21,288
Class R6	—	—	974
Class W	25,086	46,988	434,880
Administrative service fees	828,173	502,836	1,963,544
Shareholder reporting expense	47,578	38,260	99,375
Registration fees	88,524	96,351	183,340
Professional fees	66,975	50,717	175,292
Custody and accounting expense	98,035	100,084	163,300
Trustee fees	24,845	15,085	58,907
Miscellaneous expense	27,166	19,610	56,204
Interest expense	—	926	915
Total expenses	7,731,546	3,967,595	9,511,614
Net waived and reimbursed fees	(50)	(628,524)	—
Net expenses	7,731,496	3,339,071	9,511,614
Net investment income	14,907,582	27,826,069	50,878,711

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	16,455,527	(3,118,247)	44,732,614
Foreign currency related transactions	—	—	53,240
Futures	(7,650,211)	—	(10,212,685)
Swaps	—	52,917	(147,608)
Written options	—	—	3,108,521
Net realized gain (loss)	8,805,316	(3,065,330)	37,534,082
Net change in unrealized appreciation (depreciation) on:
Investments	13,864,530	(18,129,733)	34,040,894
Foreign currency related transactions	—	—	(227,231)
Futures	(1,694,195)	—	(1,494,939)
Swaps	—	—	(2,417,747)
Net change in unrealized appreciation (depreciation)	12,170,335	(18,129,733)	29,900,977
Net realized and unrealized gain (loss)	20,975,651	(21,195,063)	67,435,059
Increase in net assets resulting from operations	$35,883,233	$6,631,006	$118,313,770

See Accompanying Notes to Financial Statements

23

STATEMENTS OF OPERATIONS for the year ended March 31, 2015

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
INVESTMENT INCOME:
Dividends	$827	$75
Interest	3,396,057	52,203
Dividends from affiliated funds	—	213,179
Securities lending income, net	5,628	—
Total investment income	3,402,512	265,457

EXPENSES:
Investment management fees	566,896	32,993
Distribution and shareholder service fees:
Class A	741	1,202
Class C	3,688	886
Class R	10	527
Transfer agent fees:
Class A	306	701
Class C	381	125
Class I	2,652	55
Class R	4	134
Class R6	411	—
Class W	131	5
Administrative service fees	161,969	5,999
Shareholder reporting expense	5,110	4,470
Registration fees	65,572	69,765
Professional fees	20,735	11,134
Custody and accounting expense	30,069	11,538
Trustee fees	4,859	180
Miscellaneous expense	12,487	5,287
Interest expense	855	160
Total expenses	876,876	145,161
Net waived and reimbursed fees	(105,869)	(103,078)
Net expenses	771,007	42,083
Net investment income	2,631,505	223,374

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	457,697	32,789
Capital gain distributions from affiliated underlying funds	—	4,940
Sale of affiliated underlying funds	—	3,035
Foreign currency related transactions	(6,219)	5,184
Futures	(353,349)	1,537
Swaps	(43,617)	(4,785)
Net realized gain	54,512	42,700
Net change in unrealized appreciation (depreciation) on:
Investments	(178,927)	—
Investments	—	47,553
Affiliated underlying funds	—	(66,791)
Foreign currency related transactions	(12,529)	5,673
Futures	(129,952)	2,954
Swaps	—	(7)
Net change in unrealized appreciation (depreciation)	(321,408)	(10,618)
Net realized and unrealized gain (loss)	(266,896)	32,082
Increase in net assets resulting from operations	$2,364,609	$255,456

See Accompanying Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS:
Net investment income	$14,907,582	$25,781,000	$27,826,069	$18,167,659
Net realized gain (loss)	8,805,316	(7,626,882)	(3,065,330)	1,557,504
Net change in unrealized appreciation (depreciation)	12,170,335	(27,137,508)	(18,129,733)	4,811,152
Increase (decrease) in net assets resulting from operations	35,883,233	(8,983,390)	6,631,006	24,536,315

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(16,005,727)	(22,236,511)	(4,217,998)	(4,346,379)
Class B	(10,192)	(26,141)	(26,400)	(61,595)
Class C	(1,960,019)	(3,539,296)	(638,356)	(665,143)
Class I	(5,090,084)	(5,526,422)	(14,993,658)	(10,330,073)
Class P	—	—	(6,691,664)	(2,287,149)
Class R	—	—	(2,755)	(26)
Class W	(1,328,936)	(1,195,033)	(1,550,951)	(784,589)
Return of capital:
Class A	(2,091,266)	—	—	—
Class B	(1,510)	—	—	—
Class C	(341,985)	—	—	—
Class I	(797,369)	—	—	—
Class W	(190,890)	—	—	—
Total distributions	(27,817,978)	(32,523,403)	(28,121,782)	(18,474,954)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	274,391,931	173,728,495	286,247,406	282,439,993
Reinvestment of distributions	24,282,307	28,313,396	26,903,753	17,075,745
	298,674,238	202,041,891	313,151,159	299,515,738
Cost of shares redeemed	(246,414,994)	(491,825,335)	(195,088,556)	(102,708,636)
Net increase (decrease) in net assets resulting from capital share transactions	52,259,244	(289,783,444)	118,062,603	196,807,102
Net increase (decrease) in net assets	60,324,499	(331,290,237)	96,571,827	202,868,463

NET ASSETS:
Beginning of year or period	818,802,056	1,150,092,293	420,370,777	217,502,314
End of year or period	$879,126,555	$818,802,056	$516,942,604	$420,370,777
Undistributed (distributions in excess of) net investment income at end of year or period	$(1,951,018)	$1,727,020	$(259,292)	$(115,004)

See Accompanying Notes to Financial Statements

25

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS:
Net investment income	$50,878,711	$43,694,079	$2,631,505	$2,170,236
Net realized gain (loss)	37,534,082	(11,787,156)	54,512	374,660
Net change in unrealized appreciation (depreciation)	29,900,977	(7,397,608)	(321,408)	425,207
Increase in net assets resulting from operations	118,313,770	24,509,315	2,364,609	2,970,103

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(18,252,026)	(11,614,335)	(4,713)	(1,336)
Class B	(11,267)	(26,384)	—	—
Class C	(582,567)	(638,683)	(3,096)	(894)
Class I	(15,552,223)	(12,335,637)	(110,828)	(840,121)
Class O	(1,016,623)	(1,127,902)	—	—
Class R	(646,611)	(337,705)	(28)	—
Class R6	(8,406,345)	(5,547,624)	(2,954,335)	(1,831,525)
Class W	(12,267,238)	(9,067,721)	(2,305)	(48)
Total distributions	(56,734,900)	(40,695,991)	(3,075,305)	(2,673,924)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,379,161,890	940,990,797	25,393,018	204,441,076
Reinvestment of distributions	53,503,830	38,149,447	3,074,347	2,666,991
	1,432,665,720	979,140,244	28,467,365	207,108,067
Cost of shares redeemed	(475,975,682)	(499,804,359)	(61,033,689)	(210,624,030)
Net increase (decrease) in net assets resulting from capital share transactions	956,690,038	479,335,885	(32,566,324)	(3,515,963)
Net increase (decrease) in net assets	1,018,268,908	463,149,209	(33,277,020)	(3,219,784)

NET ASSETS:
Beginning of year or period	1,615,345,569	1,152,196,360	174,443,457	177,663,241
End of year or period	$2,633,614,477	$1,615,345,569	$141,166,437	$174,443,457
Undistributed net investment income at end of year or period	$575,720	$4,697,169	$9,837	$37,672

See Accompanying Notes to Financial Statements

26

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Income Opportunities Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS:
Net investment income	$223,374	$228,294
Net realized gain (loss)	42,700	(116,552)
Net change in unrealized appreciation (depreciation)	(10,618)	4,098
Increase in net assets resulting from operations	255,456	115,840

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(17,154)	(2,005)
Class C	(4,133)	(938)
Class I	(198,534)	(226,223)
Class R	(7,861)	(118)
Class W	(108)	(272)
Total distributions	(227,790)	(229,556)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	936,695	457,861
Reinvestment of distributions	226,283	228,932
	1,162,978	686,793
Cost of shares redeemed	(424,342)	(66,730)
Net increase in net assets resulting from capital share transactions	738,636	620,063
Net increase in net assets	766,302	506,347

NET ASSETS:
Beginning of year or period	5,627,201	5,120,854
End of year or period	$6,393,503	$5,627,201
Undistributed net investment income at end of year or period	$55,719	$61,090

See Accompanying Notes to Financial Statements

27

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment														Supplemental
		operations			Less Distributions							Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
03-31-15	8.62	0.16	0.22	0.38	0.26	—	0.04	0.30	—	8.70	4.40	0.92	0.92	0.92	1.85	521,226	511
03-31-14	8.95	0.24•	(0.27)	(0.03)	0.30	—	—	0.30	—	8.62	(0.35)	0.94	0.94	0.94	2.74	558,520	302
03-31-13	9.09	0.22	0.00 *	0.22	0.29	0.05	0.02	0.36	—	8.95	2.51	0.90	0.90	0.90	2.38	727,058	352
03-31-12	8.84	0.23•	0.37	0.60	0.34	0.01	—	0.35	—	9.09	6.87	0.93	0.93	0.93	2.58	681,900	335
03-31-11	8.75	0.32	0.13	0.45	0.36	—	—	0.36	—	8.84	5.26	0.93	0.93	0.93	3.63	593,080	193
Class B
03-31-15	8.57	0.10•	0.21	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.21	333	511
03-31-14	8.90	0.17•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.11)	1.69	1.69	1.69	1.97	622	302
03-31-13	9.04	0.14•	0.01	0.15	0.22	0.05	0.02	0.29	—	8.90	1.74	1.65	1.65	1.65	1.59	1,430	352
03-31-12	8.79	0.17•	0.36	0.53	0.27	0.01	—	0.28	—	9.04	6.08	1.68	1.68	1.68	1.87	3,676	335
03-31-11	8.70	0.26•	0.13	0.39	0.30	—	—	0.30	—	8.79	4.48	1.68	1.68	1.68	2.90	11,262	193
Class C
03-31-15	8.57	0.09	0.22	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.11	83,809	511
03-31-14	8.90	0.17•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.12)	1.69	1.69	1.69	1.97	95,602	302
03-31-13	9.04	0.16	0.00 *	0.16	0.23	0.05	0.02	0.30	—	8.90	1.78	1.65	1.65	1.65	1.63	177,823	352
03-31-12	8.79	0.16•	0.37	0.53	0.27	0.01	—	0.28	—	9.04	6.12	1.68	1.68	1.68	1.82	138,543	335
03-31-11	8.71	0.25	0.13	0.38	0.30	—	—	0.30	—	8.79	4.38	1.68	1.68	1.68	2.88	104,196	193
Class I
03-31-15	8.63	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.71	4.70	0.65	0.65	0.65	1.94	223,920	511
03-31-14	8.96	0.26•	(0.27)	(0.01)	0.32	—	—	0.32	—	8.63	(0.09)	0.66	0.66	0.66	3.00	130,878	302
03-31-13	9.10	0.25	0.00 *	0.25	0.32	0.05	0.02	0.39	—	8.96	2.79	0.63	0.63	0.63	2.64	206,100	352
03-31-12	8.85	0.26•	0.36	0.62	0.36	0.01	—	0.37	—	9.10	7.16	0.65	0.65	0.65	2.83	144,678	335
03-31-11	8.76	0.34	0.14	0.48	0.39	—	—	0.39	—	8.85	5.57	0.63	0.63	0.63	3.92	68,996	193
Class W
03-31-15	8.64	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.72	4.66	0.67	0.67	0.67	2.00	49,838	511
03-31-14	8.97	0.26	(0.27)	(0.01)	0.32	—	—	0.32	—	8.64	(0.09)	0.69	0.69	0.69	3.00	33,180	302
03-31-13	9.11	0.25•	(0.01)	0.24	0.31	0.05	0.02	0.38	—	8.97	2.76	0.65	0.65	0.65	2.72	37,682	352
03-31-12	8.86	0.26•	0.36	0.62	0.36	0.01	—	0.37	—	9.11	7.12	0.68	0.68	0.68	2.83	11,700	335
03-31-11	8.77	0.35	0.13	0.48	0.39	—	—	0.39	—	8.86	5.51	0.68	0.68	0.68	3.88	7,221	193

See Accompanying Notes to Financial Statements

28

Financial Highlights (continued)

		Income (loss)
		from
		investment																		Supplemental
		operations				Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya High Yield Bond Fund
Class A
03-31-15	8.49	0.42		(0.34)	0.08	0.43	—	—	0.43	—	8.14	0.98	1.09	1.10		1.10		5.10		75,588	37
03-31-14	8.34	0.44		0.16	0.60	0.45	—	—	0.45	—	8.49	7.49	1.08	1.10		1.10		5.34		79,309	47
03-31-13	7.80	0.49		0.54	1.03	0.49	—	—	0.49	—	8.34	13.69	1.06	1.10		1.10		6.20		85,429	109
03-31-12	7.82	0.52		(0.02)	0.50	0.52	—	—	0.52	—	7.80	6.72	1.14	1.10		1.10		6.73		98,123	100
03-31-11	7.38	0.56		0.45	1.01	0.55	—	0.02	0.57	—	7.82	14.22	1.13	1.10	†	1.10	†	7.43	†	86,017	87
Class B
03-31-15	8.48	0.36		(0.33)	0.03	0.37	—	—	0.37	—	8.14	0.31	1.84	1.85		1.85		4.33		473	37
03-31-14	8.33	0.38		0.16	0.54	0.39	—	—	0.39	—	8.48	6.69	1.83	1.85		1.85		4.58		1,086	47
03-31-13	7.79	0.43		0.54	0.97	0.43	—	—	0.43	—	8.33	12.85	1.81	1.85		1.85		5.47		1,629	109
03-31-12	7.81	0.46		(0.02)	0.44	0.46	—	—	0.46	—	7.79	5.89	1.89	1.85		1.85		6.00		2,370	100
03-31-11	7.37	0.51	•	0.44	0.95	0.49	—	0.02	0.51	—	7.81	13.35	1.88	1.85	†	1.85	†	6.74	†	6,864	87
Class C
03-31-15	8.49	0.36		(0.34)	0.02	0.37	—	—	0.37	—	8.14	0.21	1.84	1.85		1.85		4.35		13,568	37
03-31-14	8.34	0.38		0.16	0.54	0.39	—	—	0.39	—	8.49	6.69	1.83	1.85		1.85		4.59		15,051	47
03-31-13	7.80	0.44		0.53	0.97	0.43	—	—	0.43	—	8.34	12.85	1.81	1.85		1.85		5.43		14,354	109
03-31-12	7.81	0.46		(0.01)	0.45	0.46	—	—	0.46	—	7.80	6.05	1.89	1.85		1.85		6.00		12,727	100
03-31-11	7.38	0.50		0.44	0.94	0.49	—	0.02	0.51	—	7.81	13.22	1.88	1.85	†	1.85	†	6.66	†	11,938	87
Class I
03-31-15	8.48	0.46		(0.34)	0.12	0.46	—	—	0.46	—	8.14	1.48	0.68	0.69		0.69		5.51		233,374	37
03-31-14	8.33	0.48		0.15	0.63	0.48	—	—	0.48	—	8.48	7.89	0.68	0.70		0.70		5.74		223,686	47
03-31-13	7.80	0.52	•	0.53	1.05	0.52	—	—	0.52	—	8.33	13.98	0.71	0.75		0.75		6.40		101,387	109
03-31-12	7.81	0.55		(0.01)	0.54	0.55	—	—	0.55	—	7.80	7.30	0.71	0.67		0.67		7.09		24,849	100
03-31-11	7.37	0.57	•	0.48	1.05	0.59	—	0.02	0.61	—	7.81	14.86	0.76	0.73	†	0.73	†	7.53	†	21,590	87
Class P
03-31-15	8.48	0.51		(0.34)	0.17	0.51	—	—	0.51	—	8.14	2.09	0.68	0.07		0.07		6.13		145,332	37
06-14-13(4) -
03-31-14	8.23	0.42	•	0.25	0.67	0.42	—	—	0.42	—	8.48	8.40	0.68	0.07		0.07		6.35		81,146	47
Class R
03-31-15	8.49	0.42		(0.34)	0.08	0.42	—	—	0.42	—	8.15	0.91	1.34	1.34		1.34		4.93		181	37
01-30-14(4) -
03-31-14	8.38	0.08	•	0.10	0.18	0.07	—	—	0.07	—	8.49	2.17	1.33	1.33		1.33		5.50		3	47

See Accompanying Notes to Financial Statements

29

Financial Highlights (continued)

		Income (loss)
		from
		investment																		Supplemental
		operations				Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class W
03-31-15	8.50	0.45		(0.35)	0.10	0.45	—	—	0.45	—	8.15	1.26	0.84	0.85		0.85		5.37		48,426	37
03-31-14	8.35	0.47		0.16	0.63	0.48	—	—	0.48	—	8.50	7.78	0.83	0.85		0.85		5.60		20,090	47
03-31-13	7.81	0.51	•	0.55	1.06	0.52	—	—	0.52	—	8.35	14.11	0.81	0.85		0.85		6.30		14,703	109
07-29-11(4) -
03-31-12	7.82	0.36	•	0.07	0.43	0.44	—	—	0.44	—	7.81	5.77	0.89	0.85		0.85		6.93		1,552	100
Voya Intermediate Bond Fund
Class A
03-31-15	9.91	0.24		0.36	0.60	0.28	—	—	0.28	—	10.23	6.09	0.66	0.66		0.66		2.41		995,117	587	††
03-31-14	10.09	0.31	•	(0.20)	0.11	0.29	—	—	0.29	—	9.91	1.11	0.70	0.70		0.70		3.16		535,194	525	††
03-31-13	9.90	0.34		0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70		0.70		3.38		301,544	490	††
03-31-12	9.53	0.38		0.42	0.80	0.43	—	—	0.43	—	9.90	8.61	0.68	0.68		0.68		3.99		293,277	500	††
03-31-11	9.23	0.47	•	0.26	0.73	0.43	—	—	0.43	—	9.53	8.00	0.68	0.68	†	0.68	†	4.97	†	316,000	384	††
Class B
03-31-15	9.90	0.18		0.33	0.51	0.21	—	—	0.21	—	10.20	5.17	1.41	1.41		1.41		1.69		447	587	††
03-31-14	10.07	0.22	•	(0.18)	0.04	0.21	—	—	0.21	—	9.90	0.43	1.45	1.45		1.45		2.27		727	525	††
03-31-13	9.88	0.27	•	0.32	0.59	0.40	—	—	0.40	—	10.07	6.02	1.45	1.45		1.45		2.63		1,928	490	††
03-31-12	9.51	0.32	•	0.41	0.73	0.36	—	—	0.36	—	9.88	7.77	1.43	1.43		1.43		3.30		4,144	500	††
03-31-11	9.21	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.51	7.21	1.43	1.43	†	1.43	†	4.24	†	9,379	384	††
Class C
03-31-15	9.90	0.17		0.34	0.51	0.20	—	—	0.20	—	10.21	5.21	1.41	1.41		1.41		1.68		32,593	587	††
03-31-14	10.07	0.24		(0.20)	0.04	0.21	—	—	0.21	—	9.90	0.44	1.45	1.45		1.45		2.32		26,604	525	††
03-31-13	9.89	0.27		0.31	0.58	0.40	—	—	0.40	—	10.07	5.93	1.45	1.45		1.45		2.63		35,308	490	††
03-31-12	9.52	0.32		0.41	0.73	0.36	—	—	0.36	—	9.89	7.78	1.43	1.43		1.43		3.22		35,256	500	††
03-31-11	9.22	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.52	7.21	1.43	1.43	†	1.43	†	4.22	†	33,994	384	††
Class I
03-31-15	9.91	0.28		0.35	0.63	0.31	—	—	0.31	—	10.23	6.46	0.32	0.32		0.32		2.76		613,643	587	††
03-31-14	10.08	0.35		(0.20)	0.15	0.32	—	—	0.32	—	9.91	1.56	0.33	0.33		0.33		3.48		408,114	525	††
03-31-13	9.90	0.37	•	0.32	0.69	0.51	—	—	0.51	—	10.08	7.04	0.42	0.42		0.42		3.64		531,681	490	††
03-31-12	9.53	0.41		0.42	0.83	0.46	—	—	0.46	—	9.90	8.90	0.40	0.40		0.40		4.26		331,423	500	††
03-31-11	9.23	0.50		0.26	0.76	0.46	—	—	0.46	—	9.53	8.35	0.38	0.38	†	0.38	†	5.25	†	332,193	384	††

See Accompanying Notes to Financial Statements

30

Financial Highlights (continued)

		Income (loss)
		from
		investment																				Supplemental
		operations				Less Distributions									Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class O
03-31-15	9.92	0.25		0.34	0.59	0.28		—	—	0.28		—	10.23	6.01	0.66	0.66		0.66		2.43		36,329	587	††
03-31-14	10.09	0.31		(0.19)	0.12	0.29		—	—	0.29		—	9.92	1.21	0.70	0.70		0.70		3.09		37,673	525	††
03-31-13	9.90	0.34	•	0.33	0.67	0.48		—	—	0.48		—	10.09	6.83	0.70	0.70		0.70		3.38		41,596	490	††
03-31-12	9.54	0.39		0.40	0.79	0.43		—	—	0.43		—	9.90	8.49	0.68	0.68		0.68		3.98		42,500	500	††
03-31-11	9.24	0.47	•	0.26	0.73	0.43		—	—	0.43		—	9.54	8.00	0.68	0.68	†	0.68	†	4.96	†	41,335	384	††
Class R
03-31-15	9.93	0.22		0.34	0.56	0.25		—	—	0.25		—	10.24	5.71	0.91	0.91		0.91		2.08		121,657	587	††
03-31-14	10.10	0.30		(0.20)	0.10	0.27		—	—	0.27		—	9.93	0.96	0.95	0.95		0.95		2.82		11,139	525	††
03-31-13	9.91	0.30		0.35	0.65	0.46		—	—	0.46		—	10.10	6.57	0.95	0.95		0.95		3.14		14,401	490	††
03-31-12	9.54	0.35		0.43	0.78	0.41		—	—	0.41		—	9.91	8.33	0.93	0.93		0.93		3.73		12,323	500	††
03-31-11	9.24	0.45	•	0.25	0.70	0.40		—	—	0.40		—	9.54	7.72	0.93	0.93	†	0.93	†	4.72	†	14,339	384	††
Class R6
03-31-15	9.91	0.28		0.34	0.62	0.31		—	—	0.31		—	10.22	6.38	0.31	0.31		0.31		2.77		371,049	587	††
05-31-13(4) -
03-31-14	10.02	0.29	•	(0.13)	0.16	0.27		—	—	0.27		—	9.91	1.67	0.33	0.33		0.33		3.52		241,001	525	††
Class W
03-31-15	9.90	0.27		0.35	0.62	0.30		—	—	0.30		—	10.22	6.36	0.41	0.41		0.41		2.67		462,779	587	††
03-31-14	10.07	0.33	•	(0.19)	0.14	0.31		—	—	0.31		—	9.90	1.46	0.45	0.45		0.45		3.39		354,894	525	††
03-31-13	9.89	0.37	•	0.32	0.69	0.51		—	—	0.51		—	10.07	7.04	0.45	0.45		0.45		3.64		225,738	490	††
03-31-12	9.52	0.40	•	0.53	0.93	0.56		—	—	0.56		—	9.89	10.09	0.43	0.43		0.43		4.17		108,016	500	††
03-31-11	9.22	0.48		0.27	0.75	0.45		—	—	0.45		—	9.52	8.29	0.43	0.43	†	0.43	†	5.21	†	2,276	384	††
Voya Short Term Bond Fund
Class A
03-31-15	10.01	0.13		(0.01)	0.12	0.16		—	—	0.16		—	9.97	1.20	0.89	0.80		0.80		1.31		303	95
03-31-14	10.01	0.11	•	0.03	0.14	0.14		—	—	0.14		—	10.01	1.43	0.91	0.80		0.80		1.12		173	116
12-19-12(4) -
03-31-13	10.00	0.02		(0.01)	0.01	0.00	*	—	—	0.00	*	—	10.01	0.13	2.39	0.80		0.80		0.63		4	85
Class C
03-31-15	10.02	0.05		(0.01)	0.04	0.08		—	—	0.08		—	9.98	0.44	1.64	1.55		1.55		0.56		344	95
03-31-14	9.99	0.03		0.04	0.07	0.04		—	—	0.04		—	10.02	0.73	1.66	1.55		1.55		0.35		352	116
12-19-12(4) -
03-31-13	10.00	(0.01)		0.00 *	(0.01)	—		—	—	—		—	9.99	(0.10)	3.14	1.55		1.55		(0.39)		3	85

See Accompanying Notes to Financial Statements

31

Financial Highlights (continued)

		Income (loss)
		from
		investment															Supplemental
		operations				Less Distributions							Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund (continued)
Class I
03-31-15	10.02	0.17		(0.02)	0.15	0.19	—	—	0.19	—	9.98	1.50	0.59	0.50	0.50	1.63	7,416	95
03-31-14	10.00	0.11	•	0.06	0.17	0.15	—	—	0.15	—	10.02	1.74	0.61	0.50	0.50	1.13	4,419	116
12-19-12(4) -
03-31-13	10.00	0.02		0.00 *	0.02	0.02	—	—	0.02	—	10.00	0.22	0.61	0.50	0.50	0.84	177,653	85
Class R
07-31-14(4) -
03-31-15	9.99	0.07	•	0.00 *	0.07	0.09	—	—	0.09	—	9.97	0.72	1.14	1.05	1.05	1.00	3	95
Class R6
03-31-15	10.02	0.16		(0.01)	0.15	0.19	—	—	0.19	—	9.98	1.53	0.54	0.47	0.47	1.63	133,098	95
07-31-13(4) -
03-31-14	9.98	0.09	•	0.06	0.15	0.11	—	—	0.11	—	10.02	1.49	0.55	0.47	0.47	1.31	169,497	116
Class W
03-31-15	10.02	0.15	•	(0.01)	0.14	0.18	—	—	0.18	—	9.98	1.41	0.64	0.55	0.55	1.46	3	95
03-31-14	10.01	0.12		0.05	0.17	0.16	—	—	0.16	—	10.02	1.70	0.66	0.55	0.55	1.24	3	116
12-19-12(4) -
03-31-13	10.00	0.02		0.00 *	0.02	0.01	—	—	0.01	—	10.01	0.17	2.14	0.55	0.55	0.59	3	85
Voya Strategic Income Opportunities Fund(5)
Class A
03-31-15	9.93	0.34	•	0.05	0.39	0.35	—	—	0.35	—	9.97	3.97	2.75	1.03	1.03	3.40	438	158
03-31-14	10.16	0.50	•	(0.29)	0.21	0.44	—	—	0.44	—	9.93	2.21	4.23	0.87	0.87	5.11	309	338
11-02-12(4) -
03-31-13	10.00	0.12		0.10	0.22	0.06	—	—	0.06	—	10.16	2.21	3.78	0.83	0.83	3.26	4	193
Class C
03-31-15	9.86	0.26	•	0.05	0.31	0.32	—	—	0.32	—	9.85	3.22	3.50	1.78	1.78	2.61	170	158
03-31-14	10.14	0.36	•	(0.25)	0.11	0.39	—	—	0.39	—	9.86	1.18	4.98	1.62	1.62	3.63	48	338
11-02-12(4) -
03-31-13	10.00	0.11		0.08	0.19	0.05	—	—	0.05	—	10.14	1.91	4.53	1.58	1.58	2.69	3	193
Class I
03-31-15	9.94	0.38		0.04	0.42	0.38	—	—	0.38	—	9.98	4.29	2.36	0.64	0.64	3.78	5,453	158
03-31-14	10.17	0.44		(0.22)	0.22	0.45	—	—	0.45	—	9.94	2.26	3.84	0.48	0.48	4.42	5,264	338
11-02-12(4) -
03-31-13	10.00	0.16		0.08	0.24	0.07	—	—	0.07	—	10.17	2.36	3.33	0.38	0.38	3.87	5,107	193
Class R
03-31-15	9.91	0.31	•	0.05	0.36	0.37	—	—	0.37	—	9.90	3.70	3.00	1.28	1.28	3.12	330	158
03-31-14	10.15	0.38		(0.23)	0.15	0.39	—	—	0.39	—	9.91	1.57	4.48	1.12	1.12	3.77	3	338
11-02-12(4) -
03-31-13	10.00	0.13		0.08	0.21	0.06	—	—	0.06	—	10.15	2.08	4.03	1.08	1.08	3.20	3	193

See Accompanying Notes to Financial Statements

32

Financial Highlights (continued)

		Income (loss)
		from
		investment														Supplemental
		operations			Less Distributions							Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund(5) (continued)
Class W
03-31-15	9.89	0.36	0.05	0.41	0.34	—	—	0.34	—	9.96	4.24	2.50	0.78	0.78	3.60	3	158
03-31-14	10.17	0.43•	(0.26)	0.17	0.45	—	—	0.45	—	9.89	1.72	3.98	0.62	0.62	4.29	3	338
11-02-12(4) -
03-31-13	10.00	0.15	0.09	0.24	0.07	—	—	0.07	—	10.17	2.36	3.53	0.58	0.58	3.68	3	193

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	Ratios do not include expenses of underlying funds.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

††	The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 31%, 68%, 98%, 105%, and 92% for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

See Accompanying Notes to Financial Statements

33

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015

NOTE 1 — ORGANIZATION

Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust. Prior to December 1, 2014, Strategic Income Opportunities was known as “Voya Strategic Income Fund.”

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Funds that offer Class B shares are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the Voya family of funds.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The net asset value (“NAV”) per share for each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official

34

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the customary trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, a Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which a Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine a Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for

35

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the year ended March 31, 2015, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities in emerging markets.

D. Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts,

36

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event

37

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of March 31, 2015, the maximum amount of loss that Strategic Income Opportunities would incur if the counterparties to its derivative transactions failed to perform would be $3,559, which represents the gross payments to be received by the Funds on open forward foreign currency contracts were they to be unwound as of March 31, 2015. There was no collateral posted by any counterparty at March 31, 2015.

The Funds’ master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

As of March 31, 2015, Intermediate Bond and Strategic Income Opportunities had a net liability position of  $71,247 and $1,219, respectively, on open forward foreign currency with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2015, Intermediate Bond or Strategic Income Opportunities could have been required to pay this amount in cash to its counterparties. As of March 31, 2015 there was no cash collateral pledged by either Fund for its open OTC derivatives transactions.

E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the year ended March 31, 2015, Intermediate Bond, Short Term Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk.

The Funds use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following the respective Summary Portfolio of Investments for open forward foreign currency contracts at March 31, 2015.

During the year ended March 31, 2015, the Funds had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Intermediate Bond	$7,228,071	$6,672,485
Short Term Bond	1,894,936	3,814,632
Strategic Income Opportunities	170,272	123,725

Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference

38

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2015, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have both purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended March 31, 2015, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at March 31, 2015.

	Purchased	Sold
GNMA Income	$5,781,563	$178,696,760
Intermediate Bond	136,576,605	283,103,598
Short Term Bond	48,929,349	20,046,681
Strategic Income Opportunities	486,972	1,303,202

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds, with the exception of GNMA Income and Strategic Income Opportunities, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. Strategic Income Opportunities declares and pays dividends annually. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

J. Securities Lending. Each Fund has the option to temporarily loan up to 331∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

39

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).

At March 31, 2015, certain counterparties had posted $2,448,000 and $1,505,146, respectively, in cash collateral to GNMA Income and Intermediate Bond for delayed-delivery or when-issued transactions.

M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N. Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended March 31, 2015, Intermediate Bond had purchased and written interest rate swaptions to

40

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

manage duration and yield curve exposures and to generate income. Please refer to the Summary Portfolio of Investments for open purchased swaptions at March 31, 2015. There were no open written swaptions at March 31, 2015.

During the year ended March 31, 2015, Short Term Bond had purchased interest rate swaptions to manage duration and yield curve exposures. Please refer to the Summary Portfolio of Investments for open purchased swaptions at March 31, 2015.

Please refer to Note 10 for the volume of both purchased and written options and swaption activity during the year ended March 31, 2015.

O. Swap Agreements. High Yield Bond and Intermediate Bond may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A

Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Intermediate Bond and Strategic Income Opportunities may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of

41

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2015, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended March 31, 2015, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities or credit default swap indices to hedge against anticipated potential credit events. For the year ended March 31, 2015, High Yield entered into one contract to buy protection with a notional amount of $5,000,000. For the year ended March 31, 2015, Intermediate Bond had average notional amounts of $33,434,960 on credit default swaps to buy protection. For the year ended March 31, 2015, Short Term Bond and Strategic Income Opportunities entered into three and two contracts to buy prorection respectively, with notional amounts equal to $16,065,000 and $1,311,000, respectively.

There were no open credit default swaps to buy protection at March 31, 2015 for any Fund.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended March 31, 2015, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $415,697,000 and $882,000, respectively.

For the year ended March 31, 2015, Intermediate Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $338,039,000.

Please refer to the table following the Summary Portfolio of Investments for Intermediate Bond and the Portfolio of Investments for Strategic Income Opportunities open interest rate swaps at March 31, 2015.

At March 31, 2015, Intermediate Bond and Strategic Income Opportunities had posted $1,708,00 and $25,000 as initial margin for open centrally cleared interest rate swaps.

P. Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to

42

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

Q. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2015, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
GNMA Income	$6,079,981	$9,305,386
High Yield Bond	300,646,600	178,304,660
Intermediate Bond	1,143,114,646	610,185,317
Short Term Bond	69,099,199	100,145,307
Strategic Income Opportunities	4,616,843	3,083,515

U.S. government securities not included above were as follows:

	Purchases	Sales
GNMA Income	$5,005,306,189	$4,922,870,135
Intermediate Bond	12,590,844,418	11,994,762,575
Short Term Bond	81,662,724	83,965,309
Strategic Income Opportunities	5,754,390	6,275,389

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Fund	Fee
GNMA Income	0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter
High Yield Bond	0.51% on first $500 million, 0.45% on next $4.5 billion and 0.40% on assets thereafter
Intermediate Bond	0.17% on all assets
Short Term Bond	0.35% on all assets
Strategic Income Opportunities	0.55% on all assets

The Investment Adviser is contractually obligated to waive the investment management fee for Class P shares of High Yield Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

The Funds have entered into an administrative agreement (“Administrative Agreement”) with the Administrator. The Administrator provides certain administrative and shareholder services necessary for each Fund’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.10% of each Fund’s average daily net assets. The Administrator is contractually obligated to waive the administrative fee for Class P shares of High Yield Bond. Termination or modification of this obligation requires approval by the Board.

Please see Note 16 — Subsequent Events on the Combination of the former Management Agreement and Administrative Agreement.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I, Class P, Class R6 and Class W and as otherwise noted below) has a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature

43

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	0.50%
Intermediate Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Short Term Bond	0.25%	N/A	1.00%	N/A	0.50%
Strategic Income Opportunities	0.25%	N/A	1.00%	N/A	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2015, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
GNMA Income	$30,370	$—
High Yield Bond	4,393	—
Intermediate Bond	15,122	—
Short Term Bond	1,041	—
Strategic Income Opportunities	882	—
Contingent Deferred Sales Charges:
GNMA Income	$611	$572
High Yield Bond	—	160
Intermediate Bond	—	587

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	High Yield Bond	5.96%
Voya Institutional Trust Company	GNMA Income	22.81
	Strategic Income Opportunities	5.08
Voya Intermediate Bond Portfolio	High Yield Bond	20.27
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Investment Management Co. LLC	Strategic Income Opportunities	85.37
Voya Retirement Insurance	GNMA Income	10.91
and Annuity Company	Intermediate Bond	17.07
Voya Solution 2015 Portfolio	Short Term Bond	30.89
Voya Solution 2025 Portfolio	High Yield Bond Short Term Bond	6.58 40.57
Voya Solution 2035 Portfolio	Short Term Bond	7.42
Voya Solution Income Portfolio	Short Term Bond	9.42

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2015, the following Fund had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

Fund	Accrued Expenses	Amount
Strategic Income Opportunities	Audit	$4,345
	Custody	3,668

44

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 8 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:

Fund	Class A	Class B	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
GNMA Income(1)	0.95%	1.70%	1.70%	0.65%	N/A	N/A	N/A	N/A	0.70%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	0.15%	1.35%	N/A	0.85%
Intermediate Bond	0.75%	1.50%	1.50%	0.50%	0.75%	N/A	1.00%	0.50%	0.50%
Short Term Bond	0.80%	N/A	1.55%	0.50%	N/A	N/A	1.05%	0.47%	0.55%
Strategic Income Opportunities(2)	1.15%	N/A	1.90%	0.70%	N/A	N/A	1.40%	N/A	0.90%

(1)	Prior to January 1, 2015, the expense limits were 0.97%, 1.72%, 1.72%, 0.67% and 0.72% for Class A, Class B, Class C, Class I and Class W, respectively.
(2)	For Strategic Income Opportunities, the expense limits shown include the expenses of the underlying investment companies. The amount of fees and expenses of an underlying investment company borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular underlying investment company.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of March 31, 2015 the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	March 31,
	2016	2017	2018	Total
Short Term Bond	$47,690	$154,487	$104,644	$306,821
Strategic Income Opportunities	59,959	173,603	103,078	336,640

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2015, are as follows:

	March 31,
	2016	2017	2018	Total
GNMA Income
Class I	$—	$—	$50	$50
Short Term Bond
Class A	$15	$28	$66	$109
	March 31,
	2016	2017	2018	Total
Class C	12	49	88	149
Class I	—	—	1,041	1,041
Class R	—	—	1	1
Class W	12	1	28	41

The Expense Limitation Agreement is contractual through August 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended March 31, 2015:

45

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 9 — LINE OF CREDIT (continued)

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield Bond	4	$622,750	1.09%
Intermediate Bond	10	2,235,500	1.10
Short Term Bond	10	1,225,900	1.12

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended March 31, 2015 were as follows:

	Number of Contracts	Cost
Balance at 03/31/14	—	$—
Options Purchased	2,260,506,087	11,262,995
	Number of Contracts	Cost
Options Terminated in Closing Sell Transactions	(1,585,680,000)	(7,028,651)
Options Expired	(331,320,000)	(2,551,164)
Balance at 03/31/15	343,506,087	$1,683,180

Transactions in written interest rate swaptions for Intermediate Bond during the year ended March 31, 2015 were as follows:

	Number of Contracts	Premiums Received
Balance at 03/31/14	—	$—
Options Written	1,968,320,000	6,619,863
Options Terminated in Closing Purchase Transactions	(1,378,640,000)	(2,970,696)
Options Expired	(589,680,000)	(3,649,167)
Balance at 03/31/15	—	$—

NOTE 11 — CAPITAL SHARES

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
GNMA Income
Class A
3/31/2015	8,481,431	—	1,851,743	(15,241,031)	(4,907,857)	73,545,141	—	16,038,624	(132,117,253)	(42,533,488)
3/31/2014	8,800,223	—	2,264,762	(27,506,996)	(16,442,011)	77,019,414	—	19,672,584	(238,448,450)	(141,756,452)
Class B
3/31/2015	2,117	—	1,290	(37,530)	(34,123)	18,319	—	11,118	(323,139)	(293,702)
3/31/2014	308	—	2,629	(91,014)	(88,077)	2,659	—	22,760	(791,193)	(765,774)
Class C
3/31/2015	1,546,305	—	213,066	(3,229,107)	(1,469,736)	13,341,728	—	1,836,146	(27,842,850)	(12,664,976)
3/31/2014	1,250,237	—	326,912	(10,405,348)	(8,828,199)	10,938,740	—	2,829,014	(89,903,799)	(76,136,045)
Class I
3/31/2015	18,608,945	—	562,340	(8,637,068)	10,534,217	161,568,106	—	4,876,804	(74,959,593)	91,485,317
3/31/2014	7,492,601	—	527,743	(15,859,224)	(7,838,880)	65,560,856	—	4,594,743	(138,050,342)	(67,894,743)
Class W
3/31/2015	2,983,502	—	175,021	(1,285,948)	1,872,575	25,918,637	—	1,519,615	(11,172,159)	16,266,093
3/31/2014	2,317,507	—	137,229	(2,815,932)	(361,196)	20,206,826	—	1,194,295	(24,631,551)	(3,230,430)
High Yield Bond
Class A
3/31/2015	2,681,679	—	420,664	(3,161,502)	(59,159)	22,388,863	—	3,493,998	(26,100,139)	(217,278)
3/31/2014	989,822	—	415,756	(2,304,023)	(898,445)	8,242,849	—	3,460,327	(19,176,452)	(7,473,276)
Class B
3/31/2015	277	—	2,702	(72,900)	(69,921)	2,294	—	22,464	(614,594)	(589,836)
3/31/2014	1,215	—	6,027	(74,717)	(67,475)	10,099	—	50,088	(621,179)	(560,992)
Class C
3/31/2015	288,862	—	53,260	(449,044)	(106,922)	2,409,717	—	442,360	(3,713,985)	(861,908)
3/31/2014	377,083	—	53,081	(377,668)	52,496	3,140,930	—	441,849	(3,128,825)	453,954
Class I
3/31/2015	19,723,170	—	1,775,425	(19,194,473)	2,304,122	164,525,957	—	14,700,080	(157,443,673)	21,782,364
3/31/2014	21,384,279	—	1,213,112	(8,387,192)	14,210,199	179,258,136	—	10,078,850	(69,476,302)	119,860,684
Class P
3/31/2015	7,608,658	—	808,879	(128,844)	8,288,693	62,545,000	—	6,691,664	(1,080,000)	68,156,664
6/14/2013(1) - 3/31/2014	9,317,725	—	274,102	(23,981)	9,567,846	77,424,912	—	2,287,149	(200,000)	79,512,061

46

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
High Yield Bond (continued)
Class R
3/31/2015	21,589	—	338	(16)	21,911	177,055	—	2,755	(130)	179,680
1/30/2014(1) - 3/31/2014	359	—	3	—	362	3,010	—	26	—	3,036
Class W
3/31/2015	4,130,453	—	187,184	(742,394)	3,575,243	34,198,520	—	1,550,432	(6,136,035)	29,612,917
3/31/2014	1,725,371	—	90,774	(1,212,751)	603,394	14,360,057	—	757,456	(10,105,878)	5,011,635
Intermediate Bond
Class A
3/31/2015	49,882,269	—	1,735,824	(8,298,193)	43,319,900	504,572,399	—	17,550,788	(83,748,634)	438,374,553
3/31/2014	31,081,015	—	1,115,768	(8,115,179)	24,081,604	305,616,550	—	11,001,050	(79,923,732)	236,693,868
Class B
3/31/2015	1,181	—	901	(31,650)	(29,568)	11,911	—	9,067	(317,520)	(296,542)
3/31/2014	5,764	—	2,083	(125,927)	(118,080)	57,018	—	20,527	(1,241,880)	(1,164,335)
Class C
3/31/2015	1,189,477	—	43,880	(728,978)	504,379	11,954,750	—	442,566	(7,330,450)	5,066,866
3/31/2014	482,564	—	49,205	(1,350,467)	(818,698)	4,785,474	—	484,843	(13,281,478)	(8,011,161)
Class I
3/31/2015	38,077,784	—	1,404,554	(20,643,909)	18,838,429	384,858,039	—	14,198,706	(208,772,634)	190,284,111
3/31/2014	15,039,271	—	1,184,159	(27,790,996)	(11,567,566)	148,868,623	—	11,707,860	(277,758,535)	(117,182,052)
Class O
3/31/2015	252,504	—	9,092	(508,043)	(246,447)	2,548,055	—	91,843	(5,117,170)	(2,477,272)
3/31/2014	298,462	—	9,986	(632,953)	(324,505)	2,952,729	—	98,559	(6,252,929)	(3,201,641)
Class R
3/31/2015	11,586,402	—	62,647	(892,971)	10,756,078	117,757,208	—	637,474	(9,035,410)	109,359,272
3/31/2014	364,547	—	34,187	(702,865)	(304,131)	3,618,524	—	337,645	(6,908,808)	(2,952,639)
Class R6
3/31/2015	20,414,898	—	829,092	(9,260,411)	11,983,579	206,151,460	—	8,374,293	(93,415,472)	121,110,281
5/31/2013(1) - 3/31/2014	29,671,565	—	565,001	(5,916,676)	24,319,890	295,403,008	—	5,547,628	(57,849,103)	243,101,533
Class W
3/31/2015	15,019,704	—	1,208,595	(6,761,789)	9,466,510	151,308,068	—	12,199,093	(68,238,392)	95,268,769
3/31/2014	18,258,042	—	908,752	(5,739,760)	13,427,034	179,688,871	—	8,951,335	(56,587,894)	132,052,312
Short Term Bond
Class A
3/31/2015	71,672	—	466	(58,976)	13,162	717,363	—	4,651	(590,265)	131,749
3/31/2014	23,505	—	133	(6,784)	16,854	234,529	—	1,328	(67,837)	168,020
Class C
3/31/2015	11,550	—	304	(12,512)	(658)	115,440	—	3,035	(124,780)	(6,305)
3/31/2014	37,229	—	88	(2,527)	34,790	371,661	—	881	(25,332)	347,210
Class I
3/31/2015	367,433	—	11,091	(76,340)	302,184	3,670,317	—	110,793	(761,694)	3,019,416
3/31/2014	1,119,082	—	83,488	(18,523,291)	(17,320,721)	11,187,752	—	833,208	(184,826,979)	(172,806,019)
Class R
7/31/2014(1) - 3/31/2015	301	—	3	—	304	3,015	—	28	—	3,043
Class R6
3/31/2015	1,973,923	—	295,538	(5,847,021)	(3,577,560)	19,752,114	—	2,954,334	(58,419,810)	(35,713,362)
7/31/2013(1) - 3/31/2014	19,297,821	—	183,050	(2,567,674)	16,913,197	192,647,134	—	1,831,526	(25,703,872)	168,774,788
Class W
3/31/2015	113,138	—	150	(113,282)	6	1,134,769	—	1,507	(1,137,140)	(864)
3/31/2014	—	—	5	(1)	4	—	—	48	(10)	38
Strategic Income Opportunities
Class A
3/31/2015	44,611	—	1,605	(33,347)	12,869	446,140	—	15,647	(332,062)	129,725
3/31/2014	33,351	—	142	(2,828)	30,665	329,670	—	1,381	(27,998)	303,053

47

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Strategic Income Opportunities (continued)
Class C
3/31/2015	13,387	—	429	(1,504)	12,312	132,914	—	4,133	(14,770)	122,277
3/31/2014	4,822	—	97	(316)	4,603	47,954	—	938	(3,136)	45,756
Class I
3/31/2015	644	—	20,362	(4,545)	16,461	6,465	—	198,534	(45,591)	159,408
3/31/2014	4,546	—	23,226	(1)	27,771	45,000	—	226,223	(1)	271,222
Class R
3/31/2015	35,362	—	812	(3,209)	32,965	351,176	—	7,861	(31,919)	327,118
3/31/2014	—	—	12	(1)	11	—	—	118	(10)	108
Class W
3/31/2015	—	—	11	—	11	—	—	108	—	108
3/31/2014	3,521	—	28	(3,536)	13	35,237	—	272	(35,585)	(76)

(1)	Commencement of operations.

NOTE 12 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. There were no defaulted securities at March 31, 2015.

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Fund and its corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Securities (High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (High Yield Bond, Intermediate Bond and Strategic Income Opportunities). Because of less developed markets and

48

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS (continued)

economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Asset Allocation (Strategic Income Opportunities). Assets will be allocated among other investment companies (“Underlying Funds”) and markets based on judgments by the Investment Adviser or sub-adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Interest Rate Risk (All Funds). Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Investment by Funds-of-Funds (Short Term Bond). As an Underlying Fund of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2015:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
GNMA Income	$—	$5,809,338	$(5,809,338)
High Yield Bond(1)	(10,065,643)	151,425	9,914,218
Intermediate Bond	—	1,734,740	(1,734,740)
Short Term Bond	—	415,965	(415,965)
Strategic Income Opportunities	—	(955)	955

(1)	Relates to the expiration of capital loss carryforwards and distributions in excess of net investment income taxed as ordinary income due to current year earnings and profits.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends to shareholders was as follows:

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Ordinary Income	Return of Capital	Ordinary Income
GNMA Income	$24,394,958	$3,423,020	$32,523,403
High Yield Bond	28,121,782	—	18,474,954
Intermediate Bond	56,734,900	—	40,695,991
Short Term Bond	3,075,305	—	2,673,924
Strategic Income Opportunities	227,790	—	229,556

49

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed	Post-October	Unrealized
	Ordinary	Capital Losses	Appreciation/	Capital Loss Carryforwards
	Income	Deferred	(Depreciation)	Amount	Character	Expiration
GNMA Income	$—	$(1,893,232)	$18,386,197	$(10,419,439)	Short-term	None
				(5,307,304)	Long-term	None
				$(15,726,743)
High Yield Bond	—	(4,753,474)	(1,046,092)	(9,006,267)	Short-term	2017
				(14,980,165)	Short-term	2018
				$(23,986,432)
Intermediate Bond	1,363,583	(4,583,527)	49,543,262	(98,762,983)	Short-term	2018
Short Term Bond	10,769	(394,138)	312,417	(220,277)	Short-term	None
				(89,921)	Long-term	None
				$(310,198)
Strategic Income Opportunities	58,709	—	48,954	(42,895)	Short-term	None
				(63,577)	Long-term	None
				$(106,472)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of March 31, 2015, no provision for income tax is required in the Funds' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

50

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 15 — SECURITIES LENDING (continued)

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of March 31, 2015:

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$131,692,649	$(131,692,649)	$—
Citadel Securities LLC	1,563,561	(1,563,561)	—
Citigroup Global Markets	418,901	(418,901)	—
Credit Suisse Securities USA LLC	906	(906)	—
Goldman, Sachs & Co.	1,544,007	(1,544,007)	—
JPMorgan Clearing Corp.	1,893,567	(1,893,567)	—
Janney Montgomery Scott LLC	53,289	(53,289)	—
RBC Capital Markets LLC	2,372,771	(2,372,771)	—
Scotia Capital (USA) INC	108,354	(108,354)	—
Total	$139,648,005	$(139,648,005)	$—

(1)	Collateral with a fair value of $142,669,449 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$470,545	$(470,545)	$—
RBC Capital Markets LLC	529,701	(529,701)	—
Total	$1,000,246	$(1,000,246)	$—

(1)	Collateral with a fair value of $1,021,526 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 16 — RESTRUCTURING PLAN

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders

51

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 16 — RESTRUCTURING PLAN (continued)

of the Funds will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-adviser.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

NOTE 17 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2015, the Funds declared dividends from net investment income of:

	Type	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	NII	$0.0218	April 2, 2015	March 31, 2015
Class B	NII	$0.0158	April 2, 2015	March 31, 2015
Class C	NII	$0.0159	April 2, 2015	March 31, 2015
Class I	NII	$0.0241	April 2, 2015	March 31, 2015
Class W	NII	$0.0238	April 2, 2015	March 31, 2015
Class A	NII	$0.0218	May 4, 2015	April 30, 2015
Class B	NII	$0.0164	May 4, 2015	April 30, 2015
Class C	NII	$0.0165	May 4, 2015	April 30, 2015
Class I	NII	$0.0238	May 4, 2015	April 30, 2015
Class W	NII	$0.0236	May 4, 2015	April 30, 2015
High Yield Bond
Class A	NII	$0.0349	May 1, 2015	Daily
Class B	NII	$0.0298	May 1, 2015	Daily
Class C	NII	$0.0298	May 1, 2015	Daily
Class I	NII	$0.0372	May 1, 2015	Daily
Class P	NII	$0.0413	May 1, 2015	Daily
Class R	NII	$0.0332	May 1, 2015	Daily
Class W	NII	$0.0367	May 1, 2015	Daily
Intermediate Bond
Class A	NII	$0.0207	May 1, 2015	Daily
Class B	NII	$0.0144	May 1, 2015	Daily
Class C	NII	$0.0144	May 1, 2015	Daily
Class I	NII	$0.0231	May 1, 2015	Daily

	Type	Per Share Amount	Payable Date	Record Date
Class O	NII	$0.0207	May 1, 2015	Daily
Class R	NII	$0.0187	May 1, 2015	Daily
Class R6	NII	$0.0232	May 1, 2015	Daily
Class W	NII	$0.0228	May 1, 2015	Daily
Short Term Bond
Class A	NII	$0.0125	May 1, 2015	Daily
Class C	NII	$0.0063	May 1, 2015	Daily
Class I	NII	$0.0149	May 1, 2015	Daily
Class R	NII	$0.0100	May 1, 2015	Daily
Class R6	NII	$0.0151	May 1, 2015	Daily
Class W	NII	$0.0143	May 1, 2015	Daily

Combination of former Management Agreement and Administrative Agreement: At a meeting held on March 12, 2015, the Board approved amending and restating the Funds’ Management Agreements so that, effective May 1, 2015, the terms of each Fund’s Management Agreement and its Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for each Fund and, under each Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to each Fund.

Line of Credit: Effective May 22, 2015, the funds to which the Credit Agreement is available will pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

52

Voya GNMA Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.2%
20,732,538	^	Ginnie Mae, 0.493%, 02/16/44	$678,078	0.1
1,045,550		Vendee Mortgage Trust, 3.750%, 10/15/41	1,110,229	0.1
		Total Collateralized Mortgage Obligations (Cost $1,815,119)	1,788,307	0.2
U.S. GOVERNMENT AGENCY OBLIGATIONS: 112.0%
		Federal Home Loan Mortgage Corporation: 10.6%##
11,683,529	^	0.500%, due 07/15/36	201,439	0.0
80,376,000	W	3.000%, due 05/01/43	81,812,404	9.3
4,162,168	^	4.500%, due 12/15/40	680,900	0.1
1,253,982	^	5.500%, due 09/15/35	249,978	0.1
1,840,926	^	5.926%, due 06/15/40	138,168	0.0
591,829	^	7.826%, due 10/25/23	121,890	0.0
8,403,594		5.450%-27.902%, due 07/01/20-05/01/38	10,120,507	1.1
			93,325,286	10.6
		Federal National Mortgage Association: 12.7%##
31,421,965		0.374%, due 10/27/37	31,027,478	3.5
7,199,689	^	3.000%, due 01/25/33	1,058,204	0.1
22,000,000	W	3.000%, due 05/01/43	22,439,570	2.6
3,457,000		3.500%, due 09/25/42	3,683,209	0.4
7,513,217	^	4.000%, due 05/25/42	1,324,598	0.1
8,803,625		4.500%, due 09/01/41	9,651,563	1.1
4,630,250		4.500%, due 09/01/41	5,071,883	0.6
11,048,862	W	4.592%, due 11/25/33	11,449,383	1.3
3,023,450		6.000%, due 10/25/37	3,521,004	0.4
7,083,051	^	6.076%, due 06/25/42	1,356,667	0.2
2,631,282		16.441%, due 05/25/35	3,415,159	0.4
15,860,753		4.250%-8.500%, due 09/01/15-01/25/44	17,653,498	2.0
			111,652,216	12.7
		Government National Mortgage Association: 88.7%
24,443,587	^	0.120%, due 01/16/50	453,209	0.1
54,125,705	^	0.233%, due 01/16/51	1,054,082	0.1
26,570,366	^	0.250%, due 06/20/36	250,295	0.0
22,527,621	^	0.386%, due 11/16/46	314,934	0.0
5,300,000		0.450%, due 04/01/44	5,759,609	0.7
9,258,481		0.571%, due 02/20/62	9,282,021	1.1
959,000	^	0.599%, due 02/16/48	10,085	0.0
8,408,979		0.620%, due 04/20/63	8,419,746	1.0
4,053,098		0.641%, due 06/20/63	4,049,967	0.5
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association (continued)
5,916,098		0.686%, due 10/20/62	$5,925,126	0.7
14,693,132		0.771%, due 12/20/63	14,770,146	1.7
3,474,021		0.821%, due 05/20/62	3,502,617	0.4
5,607,388		0.821%, due 05/20/63	5,645,238	0.6
4,384,631		0.891%, due 09/20/63	4,430,998	0.5
4,082,360		0.992%, due 01/20/60	4,118,635	0.5
877,428	^	1.000%, due 06/16/37	30,872	0.0
6,343,142		1.172%, due 05/20/60	6,480,024	0.7
11,583,882		1.221%, due 02/20/62	11,862,740	1.3
1,326,135	^	1.817%, due 10/16/52	101,013	0.0
6,003,349		2.312%, due 10/20/63	6,627,109	0.8
1,900,000	^	2.500%, due 11/20/43	705,672	0.1
6,259,160	^	3.500%, due 08/16/40	781,583	0.1
203,300,000		3.500%, due 12/20/41	213,425,300	24.3
11,827,755		3.500%, due 12/20/44	12,471,005	1.4
4,000,000		3.526%, due 01/16/40	4,188,200	0.5
13,648,652		3.750%, due 05/20/42	14,485,052	1.6
13,115,291		3.750%, due 05/20/42	13,918,446	1.6
3,622,155		3.894%, due 05/20/41	3,882,840	0.4
4,163,131	^	4.000%, due 04/20/38	352,263	0.0
3,038,615	^	4.000%, due 08/20/39	825,604	0.1
7,156,471		4.000%, due 09/20/40	7,496,267	0.9
4,015,847	^	4.000%, due 04/20/41	711,021	0.1
10,065,324		4.000%, due 07/20/41	10,736,337	1.2
1,989,720	^	4.000%, due 03/20/42	280,753	0.0
4,103,237		4.000%, due 04/20/42	4,637,854	0.5
3,231,625		4.000%, due 10/20/42	3,465,369	0.4
3,120,257	^	4.000%, due 12/20/42	479,329	0.1
16,600,000		4.000%, due 04/01/44	17,687,430	2.0
9,354,967		4.000%, due 10/20/44	10,030,022	1.1
7,884,362		4.000%, due 12/20/44	8,457,987	1.0
40,445,001		4.000%, due 03/20/45	43,396,469	4.9
500,515	^	4.500%, due 02/20/35	9,384	0.0
647,369	^	4.500%, due 02/20/36	21,037	0.0
354,499	^	4.500%, due 12/20/37	27,517	0.0
130,047	^	4.500%, due 02/20/38	11,204	0.0
5,807,393	^	4.500%, due 04/20/39	890,732	0.1
9,038,331		4.500%, due 05/16/39	9,994,681	1.1
4,761,000		4.500%, due 05/20/39	5,158,370	0.6
9,356,676		4.500%, due 05/20/39	10,241,209	1.2
6,044,841		4.500%, due 02/15/40	6,696,178	0.8
4,023,865		4.500%, due 09/20/41	4,386,977	0.5
16,338,774	^	4.500%, due 12/16/42	3,066,546	0.3

See Accompanying Notes to Financial Statements

53

Voya GNMA Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association (continued)
10,313,519		4.660%, due 09/20/61	$11,659,794	1.3
4,481,482		4.861%, due 06/20/61	4,829,704	0.5
5,549,310		5.000%, due 10/20/34	6,380,394	0.7
299,495	^	5.000%, due 09/16/35	9,757	0.0
3,929,835	^	5.000%, due 01/20/38	443,135	0.1
1,967,172	^	5.000%, due 07/16/39	330,111	0.0
7,765,345	^	5.000%, due 03/20/40	1,322,364	0.2
41,123,195		5.000%, due 05/20/40	47,314,827	5.4
1,154,594	^	5.000%, due 05/20/41	243,329	0.0
10,837,932		5.500%, due 12/16/35	12,539,135	1.4
2,798,463		5.500%, due 02/20/36	3,403,591	0.4
3,329,979		5.500%, due 10/20/37	3,751,430	0.4
2,704,605		5.500%, due 09/16/39	3,463,397	0.4
710,937	^	5.500%, due 09/16/40	103,937	0.0
7,858,457	^	5.824%, due 09/20/38	1,258,721	0.1
10,122,376	^	5.824%, due 12/20/40	1,868,407	0.2
4,489,689	^	5.874%, due 12/20/40	750,794	0.1
3,556,576	^	5.924%, due 05/20/32	474,672	0.1
3,039,840	^	5.976%, due 09/16/39	561,315	0.1
937,565	^	6.000%, due 01/20/34	197,291	0.0
4,034,819		6.000%, due 10/20/37	4,802,173	0.5
2,123,551	^	6.000%, due 01/16/40	941,765	0.1
15,441,875	^	6.176%, due 04/16/39	2,161,336	0.2
6,287,235	^	6.324%, due 09/20/37	1,079,889	0.1
6,803,110	^	6.324%, due 09/20/38	696,063	0.1
3,482,364	^	6.326%, due 05/16/38	652,822	0.1
5,811,950	^	6.476%, due 09/16/40	1,142,842	0.1
11,119,062	^	6.476%, due 04/16/42	2,635,335	0.3
3,042,081	^	6.524%, due 11/20/34	623,296	0.1
2,771,721	^	6.596%, due 02/16/35	531,760	0.1
1,373,857	^	7.426%, due 10/16/29	325,392	0.0
4,269,418	^	7.500%, due 04/16/37	1,317,193	0.2
139,151,202		0.396%-24.660%, due 05/15/16-07/20/63	156,317,197	17.8
			780,140,272	88.7
		Total U.S. Government Agency Obligations (Cost $964,769,683)	985,117,774	112.0
		Total Long-Term Investments (Cost $966,584,802)	986,906,081	112.2

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.3%
	U.S. Treasury Bills: 6.3%
55,000,000	United States Treasury Bill, 0.02%, 5/21/2015 (Cost $54,998,295)	$54,998,295	6.3
	Total Short-Term Investments (Cost $54,998,295)	54,998,295	6.3
	Total Investments in Securities (Cost $1,021,583,097)	$1,041,904,376	118.5
	Liabilities in Excess of Other Assets	(162,777,821)	(18.5)
	Net Assets	$879,126,555	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

W	Settlement is on a when-issued or delayed-delivery basis.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $1,023,518,179.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,308,804
Gross Unrealized Depreciation	(1,922,607)
Net Unrealized Appreciation	$18,386,197

See Accompanying Notes to Financial Statements

54

Voya GNMA Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2015
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$1,788,307	$—	$1,788,307
Short-Term Investments	—	54,998,295	—	54,998,295
U.S. Government Agency Obligations	—	985,117,774	—	985,117,774
Total Investments, at fair value	$—	$1,041,904,376	$—	$1,041,904,376
Liabilities Table
Other Financial Instruments+
Futures	$(1,474,552)	$—	$—	$(1,474,552)
Total Liabilities	$(1,474,552)	$—	$—	$(1,474,552)

^	See Note 2, ’’Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2015, the following futures contracts were outstanding for Voya GNMA Income Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(400)	06/19/15	$(51,562,500)	$(578,729)
U.S. Treasury 5-Year Note	(953)	06/30/15	(114,561,026)	(895,823)
			$(166,123,526)	$(1,474,552)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$1,474,552
Total Liability Derivatives		$1,474,552

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

55

Voya GNMA Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(7,650,211)
Total	$(7,650,211)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(1,694,195)
Total	$(1,694,195)

See Accompanying Notes to Financial Statements

56

Voya High Yield Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.4%
		Basic Materials: 5.9%
1,635,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	$1,635,000	0.3
1,470,000	#	Cascades, Inc., 5.500%, 07/15/22	1,497,562	0.3
920,000	#	Constellium NV, 5.750%, 05/15/24	874,000	0.2
375,000	#	Eco Services Operations LLC/Eco Finance Corp., 8.500%, 11/01/22	380,625	0.1
1,105,000	#	Evolution Escrow Issuer LLC, 7.500%, 03/15/22	1,121,575	0.2
920,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	913,675	0.2
750,000	#	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	636,562	0.1
1,550,000		Huntsman International LLC, 4.875%, 11/15/20	1,557,750	0.3
780,000	#	Huntsman International LLC, 5.125%, 11/15/22	783,900	0.1
305,000	#	Platform Specialty Products Corp., 6.500%, 02/01/22	320,250	0.1
2,269,000		PolyOne Corp., 5.250%-7.375%, 09/15/20-03/15/23	2,386,054	0.5
1,250,000	#	PQ Corp., 8.750%, 05/01/18	1,301,563	0.2
1,500,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	1,458,750	0.3
307,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	293,185	0.0
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	468,750	0.1
1,110,000	#	SPCM SA, 6.000%, 01/15/22	1,154,400	0.2
925,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	935,407	0.2
925,000	#	Steel Dynamics, Inc., 5.500%, 10/01/24	940,031	0.2
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	1,515,000	0.3
1,940,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,095,200	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Basic Materials (continued)
1,605,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	$1,669,200	0.3
555,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	594,544	0.1
8,600,000		Other Securities(a)	6,229,875	1.2
			30,762,858	5.9
		Communications: 17.4%
1,000,000	#	Alcatel-Lucent USA, Inc., 6.750%, 11/15/20	1,070,000	0.2
600,000	#	Altice Financing SA, 6.500%, 01/15/22	618,375	0.1
905,000	#	Altice Financing SA, 6.625%, 02/15/23	936,675	0.2
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	1,063,125	0.2
1,470,000	#	Altice SA, 7.625%, 02/15/25	1,480,106	0.3
1,640,000	#	Altice SA, 7.750%, 05/15/22	1,672,800	0.3
34,781	#	American Media, Inc., 13.500%, 06/15/18	36,716	0.0
665,000	#	Block Communications, Inc., 7.250%, 02/01/20	679,962	0.1
2,860,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%-7.250%, 10/30/17-04/30/21	2,963,187	0.6
2,050,000		CenturyLink, Inc., 5.625%, 04/01/20	2,160,187	0.4
1,750,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	1,754,375	0.3
500,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	529,375	0.1
2,635,000		Clear Channel Worldwide Holdings, Inc., 6.500%-7.625%, 03/15/20-11/15/22	2,780,625	0.5
1,500,000	#,&	CommScope Holding Co., Inc., 6.625%, 06/01/20	1,545,000	0.3
1,650,000	#	CSC Holdings, LLC, 5.250%, 06/01/24	1,687,125	0.3
4,190,000		DISH DBS Corp., 5.000%-6.750%, 05/01/20-03/15/23	4,267,136	0.8

See Accompanying Notes to Financial Statements

57

Voya High Yield Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
1,750,000		Gannett Co., Inc., 6.375%, 10/15/23	$1,905,312	0.4
600,000	#	Gannett Co., Inc., 5.500%, 09/15/24	629,250	0.1
1,225,000	#	GCI, Inc., 6.875%, 04/15/25	1,240,312	0.2
1,950,000		Gray Television, Inc., 7.500%, 10/01/20	2,062,125	0.4
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	906,469	0.2
2,000,000		Lamar Media Corp., 5.875%, 02/01/22	2,115,000	0.4
780,000	#	Media General Financing Sub, Inc., 5.875%, 11/15/22	797,550	0.2
1,750,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,828,750	0.4
1,500,000		Netflix, Inc., 5.750%, 03/01/24	1,535,625	0.3
800,000	#	Netflix, Inc., 5.875%, 02/15/25	825,000	0.2
575,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	580,750	0.1
1,750,000	#	Numericable Group SA, 6.000%, 05/15/22	1,778,437	0.3
2,425,000	#	Numericable Group SA, 6.250%, 05/15/24	2,458,344	0.5
1,000,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	1,080,000	0.2
1,030,000	#	SBA Communications Corp., 4.875%, 07/15/22	1,011,523	0.2
2,150,000		Sinclair Television Group, Inc., 6.125%-6.375%, 11/01/21-10/01/22	2,268,205	0.4
2,060,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	2,151,413	0.4
660,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	694,650	0.2
2,845,000		Sprint Corp., 7.125%, 06/15/24	2,802,325	0.5
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,291,500	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
2,000,000		Sprint Corp., 7.250%, 09/15/21	$2,017,500	0.4
1,500,000		Sprint Nextel Corp., 6.000%, 11/15/22	1,430,625	0.3
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	764,750	0.1
4,230,000		T-Mobile USA, Inc., 5.250%-6.836%, 09/01/18-04/28/23	4,423,938	0.9
2,500,000	#	Univision Communications, Inc., 5.125%, 05/15/23	2,550,000	0.5
1,860,000	#	West Corp., 5.375%, 07/15/22	1,828,613	0.4
1,200,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,206,000	0.2
1,310,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,362,400	0.3
1,265,000	#	Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	1,276,676	0.3
17,057,000		Other Securities	17,709,089	3.4
			89,776,900	17.4
		Consumer, Cyclical: 16.3%
840,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	877,800	0.2
2,095,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,184,037	0.4
2,070,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	1,888,875	0.4
1,500,000	#	Building Materials Holding Corp., 9.000%, 09/15/18	1,597,500	0.3
2,685,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%-11.000%, 10/01/20-10/01/21	2,588,400	0.5
1,535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,615,587	0.3
1,080,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	977,400	0.2
1,365,000	#	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	1,397,419	0.3

See Accompanying Notes to Financial Statements

58

Voya High Yield Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
1,625,000	#,&	Chinos Intermediate Holdings A, Inc., 7.750%, 05/01/19	$1,430,000	0.3
1,800,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	2,005,398	0.4
450,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	474,187	0.1
860,000	#	Cleopatra Finance Ltd, 5.625%, 02/15/20	842,370	0.2
900,000	#	Cleopatra Finance Ltd, 6.250%, 02/15/22	882,000	0.2
865,000	#	Cleopatra Finance Ltd, 6.500%, 02/15/25	836,887	0.1
1,960,000		Dana Holding Corp., 5.500%, 12/15/24	2,028,600	0.4
415,000	#	Family Tree Escrow LLC, 5.250%, 03/01/20	436,788	0.1
2,085,000	#	Family Tree Escrow LLC, 5.750%, 03/01/23	2,199,675	0.4
395,000		General Motors Co., 4.000%, 04/01/25	402,856	0.1
2,050,000		General Motors Financial Co., Inc., 4.000%, 01/15/25	2,094,953	0.4
1,400,000	#	HD Supply, Inc., 5.250%, 12/15/21	1,445,500	0.3
2,190,000	#	Hot Topic, Inc., 9.250%, 06/15/21	2,381,625	0.5
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,880,000	0.4
4,500,000		MGM Resorts International, 5.250%-8.625%, 02/01/19-03/15/23	4,831,775	0.9
232,000	#,&	Michaels FinCo Holdings LLC / Michaels FinCo, Inc., 7.500%, 08/01/18	237,800	0.0
1,678,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	1,732,535	0.3
300,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	309,000	0.0
250,000	#	Neiman Marcus Group LLC., 8.000%, 10/15/21	266,250	0.0
1,750,000	#,&	Neiman Marcus Group LLC., 8.750%, 10/15/21	1,863,750	0.4
2,085,000	#	Rite Aid Corp., 6.125%, 04/01/23	2,147,550	0.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	$264,000	0.1
1,685,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	1,722,913	0.3
2,000,000	#	Schaeffler Finance BV, 4.250%, 05/15/21	2,000,000	0.4
250,000	#,&	Schaeffler Holding Finance BV, 6.750%, 11/15/22	271,250	0.0
1,351,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,416,861	0.3
790,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	811,725	0.2
1,185,000	#	Scientific Games International, Inc., 10.000%, 12/01/22	1,116,863	0.2
420,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/23	429,450	0.1
420,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/25	425,250	0.1
2,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	1,990,000	0.4
1,830,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	2,045,025	0.4
245,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	246,531	0.0
1,460,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	1,390,650	0.3
25,420,000		Other Securities	26,435,400	5.1
			84,422,435	16.3
		Consumer, Non-cyclical: 21.9%
1,660,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	1,670,375	0.3
1,000,000	#	Acadia Healthcare Co., Inc., 5.625%, 02/15/23	1,022,500	0.2
1,750,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	1,885,625	0.4
1,061,000	#	Albertsons Holdings LLC /Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22	1,140,575	0.2
1,800,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	1,800,000	0.3
3,015,000		Amsurg Corp., 5.625%, 11/30/20-07/15/22	3,094,887	0.6

See Accompanying Notes to Financial Statements

59

Voya High Yield Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
1,860,000	#	Anna Merger Sub, Inc., 7.750%, 10/01/22	$1,927,425	0.4
2,500,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	2,675,000	0.5
1,675,000	#	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,695,937	0.3
1,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	1,178,125	0.2
1,836,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17	1,932,390	0.4
1,430,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	1,401,400	0.3
1,913,000	#,&	Capsugel SA, 7.000%, 05/15/19	1,947,673	0.4
710,000	#	Ceridian HCM Holding, Inc., 11.000%, 03/15/21	737,512	0.1
1,210,000	#	Cott Beverages, Inc., 6.750%, 01/01/20	1,255,375	0.2
1,820,000	#	Diamond Foods, Inc., 7.000%, 03/15/19	1,879,150	0.4
1,915,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	1,962,875	0.4
1,610,000	#	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22	1,640,187	0.3
3,120,000		HCA Holdings, Inc., 6.250%, 02/15/21	3,381,144	0.6
1,405,000		HCA Holdings, Inc., 7.750%, 05/15/21	1,498,517	0.3
1,800,000		HCA, Inc., 7.500%, 02/15/22	2,103,750	0.4
1,895,000		HCA, Inc., 5.250%-5.375%, 02/01/25-04/15/25	2,025,028	0.4
865,000	#,&	Jaguar Holding Co. I, 9.375%, 10/15/17	886,625	0.2
500,000	#	Jaguar Holding Co., 9.500%, 12/01/19	539,375	0.1
750,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	761,250	0.2
1,150,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	1,216,125	0.2
1,000,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	1,063,750	0.2
1,460,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	1,496,500	0.3

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
1,975,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	$2,009,563	0.4
2,080,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	2,054,000	0.4
2,125,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	2,207,344	0.4
1,975,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,058,938	0.4
1,500,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,526,250	0.3
1,224,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	1,306,620	0.3
1,635,000	#	Quad/Graphics, Inc., 7.000%, 05/01/22	1,579,819	0.3
3,250,000		Reynolds Group Issuer, Inc., 7.875%-9.875%, 04/15/19-08/15/19	3,447,813	0.7
2,335,000		RR Donnelley & Sons Co., 6.000%-7.875%, 03/15/21-04/01/24	2,556,187	0.5
1,495,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	1,487,525	0.3
1,500,000	#	Salix Pharmaceuticals Ltd, 6.500%, 01/15/21	1,666,875	0.3
1,050,000	#	Shearer’s Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	1,149,750	0.2
1,280,000	#	STHI Holding Corp., 8.000%, 03/15/18	1,329,600	0.3
1,580,000	#	Teleflex, Inc., 5.250%, 06/15/24	1,615,550	0.3
1,975,000		Tenet Healthcare Corp., 6.750%, 02/01/20	2,091,031	0.4
2,595,000		Tenet Healthcare Corp., 6.000%-8.125%, 11/01/18-04/01/22	2,813,313	0.5
2,335,000		United Rentals North America, Inc., 5.750%-7.625%, 07/15/18-06/15/23	2,515,234	0.5
1,950,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	2,052,375	0.4
1,500,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	1,524,375	0.3

See Accompanying Notes to Financial Statements

60

Voya High Yield Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,000,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	$2,170,620	0.4
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	1,584,375	0.3
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	1,074,969	0.2
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	510,825	0.1
420,000	#	VRX Escrow Corp., 5.375%, 03/15/20	425,250	0.1
420,000	#	VRX Escrow Corp., 5.875%, 05/15/23	431,550	0.1
920,000	#	VRX Escrow Corp., 6.125%, 04/15/25	955,650	0.2
21,993,000		Other Securities	23,124,201	4.5
			113,088,677	21.9
		Diversified: 1.4%
2,095,000	#	Argos Merger Sub, Inc., 7.125%, 03/15/23	2,176,181	0.4
715,000	#,&	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	725,725	0.1
1,440,000	#	James Hardie International Finance Ltd, 5.875%, 02/15/23	1,490,400	0.3
779,000	#	The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21	808,213	0.2
1,900,000		Other Securities	1,866,750	0.4
			7,067,269	1.4
		Energy: 11.2%
925,000	#	American Energy - Woodford LLC/AEW Finance Corp., 9.000%, 09/15/22	536,500	0.1
2,250,000		Approach Resources, Inc., 7.000%, 06/15/21	2,025,000	0.4
1,000,000	#	Arch Coal, Inc., 8.000%, 01/15/19	483,125	0.1
1,970,000	#	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22	2,029,100	0.4
750,000	#	Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	762,187	0.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
400,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 9.625%, 08/01/20	$454,000	0.1
1,290,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 6.500%, 04/15/21	1,257,750	0.2
2,275,000		Chesapeake Energy Corp., 6.125%, 02/15/21	2,314,812	0.5
1,200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	1,245,000	0.2
1,800,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.125%, 04/15/21	1,802,250	0.3
250,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.750%, 02/15/23	253,750	0.1
1,750,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	1,653,750	0.3
875,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	910,000	0.2
1,135,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	879,625	0.1
1,050,000	#	Memorial Resource Development Corp., 5.875%, 07/01/22	981,750	0.2
1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	2,058,025	0.4
1,000,000	#	Murray Energy Corp., 8.625%, 06/15/21	1,050,000	0.2
360,000	#	Paragon Offshore PLC, 6.750%, 07/15/22	121,500	0.0
720,000	#	Paragon Offshore PLC, 7.250%, 08/15/24	244,800	0.1
2,400,000	#	Parsley Energy LLC / Parsley Finance Corp., 7.500%, 02/15/22	2,436,000	0.5
2,670,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%-5.500%, 10/01/22-11/01/23	2,727,312	0.5
1,950,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	2,047,695	0.4

See Accompanying Notes to Financial Statements

61

Voya High Yield Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
2,455,000		Sanchez Energy Corp., 6.125%-7.750%, 06/15/21-01/15/23	$2,269,388	0.4
1,995,000		SemGroup Corp., 7.500%, 06/15/21	2,099,738	0.4
520,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	535,600	0.1
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	515,000	0.1
405,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	417,150	0.1
815,000	#	Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	841,488	0.1
1,645,000	#	Talos Production LLC, 9.750%, 02/15/18	1,167,950	0.2
2,000,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	2,070,000	0.4
23,808,000		Other Securities	20,030,574	3.9
			58,220,819	11.2
		Financial: 6.3%
2,935,000	#	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.500%, 05/15/21	3,059,591	0.6
2,000,000		Ally Financial, Inc., 4.125%, 03/30/20	1,992,500	0.4
3,735,000		Ally Financial, Inc., 3.125%-8.000%, 01/15/16-09/15/20	4,131,450	0.8
1,850,000		CBRE Services, Inc., 5.250%, 03/15/25	1,993,375	0.4
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	311,750	0.0
3,330,000		CIT Group, Inc., 4.250%-5.375%, 05/15/17-08/15/22	3,440,122	0.7
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	830,875	0.2
2,095,000		International Lease Finance Corp., 5.875%-8.250%, 05/15/19-08/15/22	2,372,287	0.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,320,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	$1,138,500	0.2
500,000	#	Realogy Corp., 7.625%, 01/15/20	540,625	0.1
1,290,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	1,319,025	0.3
2,000,000	#,&	Sophia Holding Finance L.P. / Sophia Holding Finance, Inc., 9.625%, 12/01/18	2,027,500	0.4
9,105,000		Other Securities	9,224,318	1.8
			32,381,918	6.3
		Industrial: 7.7%
370,000	#	AECOM Technology Corp., 5.750%, 10/15/22	383,875	0.1
370,000	#	AECOM Technology Corp., 5.875%, 10/15/24	389,425	0.1
1,534,450	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	1,606,385	0.3
1,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.750%, 01/31/21	1,011,250	0.2
88,235	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	88,787	0.0
1,480,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,398,600	0.3
250,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	252,500	0.0
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	175,725	0.0
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,537,500	0.3
1,700,000	#	Consolidated Container Co., LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	1,487,500	0.3
1,320,000	#	CTP Transportation Products LLC / CTP Finance, Inc., 8.250%, 12/15/19	1,366,200	0.3
1,250,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	1,312,500	0.3

See Accompanying Notes to Financial Statements

62

Voya High Yield Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	$1,140,625	0.2
1,720,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,631,850	0.3
880,000	#	JM Huber Corp., 9.875%, 11/01/19	955,900	0.2
1,265,000	#	Masonite International Corp., 5.625%, 03/15/23	1,302,950	0.3
233,000	#	Mcron Finance Sub, LLC / Mcron Finance Corp., 8.375%, 05/15/19	249,892	0.0
500,000	#	Milacron LLC / Mcron Finance Corp., 7.750%, 02/15/21	520,000	0.1
1,620,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,666,575	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,045,000	0.4
1,625,000	#	Sanmina Corp., 4.375%, 06/01/19	1,620,937	0.3
500,000	#	Sealed Air Corp., 4.875%, 12/01/22	511,250	0.1
1,000,000	#	Sealed Air Corp., 5.125%, 12/01/24	1,037,500	0.2
1,470,000	#	Syncreon Group BV / Syncreon Global Finance US, Inc., 8.625%, 11/01/21	1,264,200	0.2
1,485,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	1,570,388	0.3
1,500,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	1,601,250	0.3
325,000	#	Wise Metals Intermediate Holdings LLC / Wise Holdings Finance Corp., 9.750%, 06/15/19	352,625	0.1
11,032,000		Other Securities	11,556,470	2.2
			40,037,659	7.7
		Information Technology: 0.2%
1,000,000		Other Securities	1,037,500	0.2
		Technology: 6.0%
1,000,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	1,048,750	0.2
1,545,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	1,687,912	0.3

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
770,000	#	Audatex North America, Inc., 6.000%, 06/15/21	$818,125	0.2
1,040,000	#	Audatex North America, Inc., 6.125%, 11/01/23	1,103,700	0.2
1,290,000	#	BCP Singapore VI Cayman Financing Co. Ltd., 8.000%, 04/15/21	1,273,875	0.2
1,750,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,610,000	0.3
900,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	747,000	0.1
615,000		CDW, LLC / CDW Finance Corp., 8.500%, 04/01/19	641,137	0.1
2,300,000		CDW LLC / CDW Finance Corp., 5.500%-6.000%, 08/15/22-12/01/24	2,436,760	0.5
1,000,000	#,&	Eagle Midco, Inc., 9.000%, 06/15/18	1,022,500	0.2
1,795,000		Emdeon, Inc., 11.000%, 12/31/19	1,965,525	0.4
1,395,000	#	Entegris, Inc., 6.000%, 04/01/22	1,461,263	0.3
1,730,000		First Data Corp., 10.625%, 06/15/21	1,976,525	0.4
1,918,000		First Data Corp., 11.750%, 08/15/21	2,227,278	0.4
145,000	#	First Data Corp., 8.250%, 01/15/21	156,962	0.0
646,000	#,&	First Data Corp., 8.750%, 01/15/22	698,488	0.2
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	782,813	0.2
1,640,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,630,258	0.3
590,000	#	MSCI, Inc., 5.250%, 11/15/24	611,388	0.1
1,720,000	#	Open Text Corp., 5.625%, 01/15/23	1,788,800	0.3
5,510,000		Other Securities	5,538,431	1.1
			31,227,490	6.0
		Telecommunication Services: 0.3%
1,495,000		CenturyLink, Inc., 5.800%, 03/15/22	1,564,144	0.3

See Accompanying Notes to Financial Statements

63

Voya High Yield Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities: 1.8%
750,000	#	Calpine Corp., 6.000%, 01/15/22	$806,250	0.1
2,450,000		Calpine Corp., 5.375%-5.750%, 01/15/23-01/15/25	2,473,031	0.5
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,541,250	0.3
4,040,000		Other Securities	4,322,650	0.9
			9,143,181	1.8
		Total Corporate Bonds/Notes (Cost $499,654,248)	498,730,850	96.4
ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,078,507	0.2
		Total Asset-Backed Securities (Cost $997,500)	1,078,507	0.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.0%
	Consumer Discretionary: 0.0%
195	Other Securities	98	0.0
	Total Common Stock (Cost $7,957)	98	0.0
	Total Long-Term Investments (Cost $500,659,705)	499,809,455	96.6
SHORT-TERM INVESTMENTS: 2.5%
	Mutual Funds: 2.5%
12,717,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $12,717,000)	12,717,000	2.5

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
	Total Short-Term Investments (Cost $12,717,000)	$12,717,000	2.5
	Total Investments in Securities (Cost $513,376,705)	$512,526,455	99.1
	Assets in Excess of Other Liabilities	4,416,149	0.9
	Net Assets	$516,942,604	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&	Payment-in-kind

(a)	The grouping contains securities in default.

Cost for federal income tax purposes is $513,572,547.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$11,009,697
Gross Unrealized Depreciation	(12,055,789)
Net Unrealized Depreciation	$(1,046,092)

See Accompanying Notes to Financial Statements

64

Voya High Yield Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$98	$98
Total Common Stock	—	—	98	98
Corporate Bonds/Notes	—	498,730,850	—	498,730,850
Asset-Backed Securities	—	1,078,507	—	1,078,507
Short-Term Investments	12,717,000	—	—	12,717,000
Total Investments, at fair value	$12,717,000	$499,809,357	$98	$512,526,455

^	See Note 2, ’’Significant Accounting Policies" in the Notes to Financial Statements for additional information.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Swaps
Credit contracts	$52,917
Total	$52,917

See Accompanying Notes to Financial Statements

65

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 33.2%
		Basic Materials: 1.8%
2,564,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$2,599,350	0.1
2,110,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	1,566,675	0.1
1,861,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	1,888,762	0.1
1,960,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	2,012,062	0.1
1,860,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	1,910,588	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,399,821	0.0
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,866,465	0.1
2,017,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	2,076,845	0.1
778,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	841,784	0.0
28,672,000		Other Securities(a)	29,726,410	1.1
			45,888,762	1.8
		Communications: 5.6%
2,571,000	#	Alibaba Group Holding Ltd., 3.125%, 11/28/21	2,592,990	0.1
2,455,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	2,467,805	0.1
800,000	#	Altice Financing SA, 6.625%, 02/15/23	828,000	0.0
7,276,000	L	AT&T, Inc., 3.900%-5.350%, 03/11/24-06/15/44	7,626,060	0.3
713,000	#	CommScope, Inc., 5.000%, 06/15/21	715,674	0.0
884,000	#	CommScope, Inc., 5.500%, 06/15/24	888,420	0.1
2,696,000	#	Cox Communications, Inc., 3.850%, 02/01/25	2,777,692	0.1
772,000	#	COX Communications, Inc., 4.500%, 06/30/43	770,405	0.0
2,000,000	#	CSC Holdings, LLC, 5.250%, 06/01/24	2,045,000	0.1
707,000	#	Digicel Ltd, 6.750%, 03/01/23	686,674	0.0
4,854,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%, 03/15/22	5,038,768	0.2
1,500,000		DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,575,906	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
2,385,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	$2,408,850	0.1
770,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	831,600	0.0
3,000,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	3,067,500	0.1
2,640,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,758,800	0.1
2,110,000	#	Softbank Corp., 4.500%, 04/15/20	2,162,750	0.1
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,623,985	0.1
2,833,000		Time Warner Cable, Inc., 5.875%, 11/15/40	3,400,744	0.1
5,944,000		Time Warner, Inc., 4.050%-6.500%, 12/15/23-12/15/43	6,848,006	0.3
1,395,000	#	Univision Communications, Inc., 5.125%, 02/15/25	1,428,131	0.1
7,358,000		Verizon Communications, Inc., 4.150%, 03/15/24	7,910,034	0.3
4,814,000		Verizon Communications, Inc., 5.150%, 09/15/23	5,523,015	0.2
13,256,000		Verizon Communications, Inc., 3.000%-6.550%, 11/01/21-08/21/54	14,141,185	0.5
65,400,000		Other Securities(a)	67,292,428	2.6
			148,410,422	5.6
		Consumer, Cyclical: 1.3%
1,375,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,447,188	0.0
500,000	#	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	511,875	0.0
1,680,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,761,900	0.1
28,904,000		Other Securities(a)	30,527,777	1.2
			34,248,740	1.3
		Consumer, Non-cyclical: 6.6%
10,289,000		Actavis Funding SCS, 3.450%-4.850%, 03/15/22-06/15/44	10,715,124	0.4
2,922,000	#	Bayer US Finance LLC, 2.375%, 10/08/19	2,974,459	0.1

See Accompanying Notes to Financial Statements

66

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,506,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	$2,595,028	0.1
7,051,000		Becton Dickinson and Co., 1.800%-3.734%, 12/15/17-12/15/24	7,268,127	0.3
6,714,000		Celgene Corp., 2.250%-3.250%, 05/15/19-08/15/22	6,830,756	0.3
1,140,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	1,173,995	0.0
2,021,000	#	JM Smucker Co, 3.500%, 03/15/25	2,081,967	0.1
8,521,000		Laboratory Corp. of America Holdings, 2.200%-3.200%, 08/23/17-02/01/22	8,617,852	0.3
2,493,000	#	Medtronic, Inc., 3.150%, 03/15/22	2,591,060	0.1
4,121,000	#	Medtronic, Inc., 3.500%, 03/15/25	4,317,110	0.1
1,895,000	#	Medtronic, Inc., 4.375%, 03/15/35	2,073,515	0.1
1,830,000	#	Medtronic, Inc., 4.625%, 03/15/45	2,079,804	0.1
1,619,000		Medtronic, Inc., 2.750%-3.625%, 04/01/23-03/15/24	1,693,170	0.1
5,080,000		Merck & Co., Inc., 2.350%, 02/10/22	5,088,900	0.2
4,150,000		Merck & Co., Inc., 1.850%-2.750%, 02/10/20-02/10/25	4,165,092	0.2
8,295,000		Philip Morris International, Inc., 1.250%-4.250%, 11/09/17-11/10/44	8,560,636	0.3
7,120,000		Synchrony Financial, 3.000%-4.250%, 08/15/19-08/15/24	7,389,654	0.3
3,000,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	3,157,500	0.1
1,000,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	1,017,500	0.1
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	971,044	0.0
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	1,042,500	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,309,000		Anthem, Inc., 3.500%, 08/15/24	$2,375,469	0.1
4,305,000		WellPoint, Inc., 4.625%-4.650%, 05/15/42-08/15/44	4,722,324	0.2
1,753,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	1,785,891	0.1
2,464,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	2,543,176	0.1
71,280,000		Other Securities	74,562,244	2.8
			172,393,897	6.6
		Diversified: 0.2%
1,700,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,811,299	0.1
1,185,000	#	Tenedora Nemak SA de CV, 5.500%, 02/28/23	1,226,475	0.0
2,760,000		Other Securities	2,768,460	0.1
			5,806,234	0.2
		Energy: 3.1%
850,000	#	Antero Resources Corp., 5.625%, 06/01/23	843,625	0.0
1,467,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	1,690,427	0.1
1,652,000	#	Enable Midstream Partners L.P., 3.900%, 05/15/24	1,594,810	0.1
1,402,000	#	Enable Midstream Partners L.P., 5.000%, 05/15/44	1,284,121	0.0
285,000	#	Hilcorp Energy I L.P./ Hilcorp Finance Co., 5.000%, 12/01/24	269,325	0.0
1,367,000	#	Schlumberger Investment SA, 3.300%, 09/14/21	1,436,173	0.0
74,759,000		Other Securities(a)	75,255,593	2.9
			82,374,074	3.1
		Financial: 10.8%
7,265,000		American Tower Corp., 3.400%-4.500%, 01/15/18-09/15/21	7,530,923	0.3
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	404,164	0.0
13,255,000		Bank of America Corp., 4.000%-5.000%, 01/22/24-01/21/44	14,249,909	0.5

See Accompanying Notes to Financial Statements

67

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
3,158,000	#	Barclays Bank PLC, 6.050%, 12/04/17	$3,479,737	0.1
1,333,000		BPCE SA, 2.500%, 12/10/18	1,365,848	0.1
3,034,000	#	BPCE SA, 5.150%, 07/21/24	3,247,821	0.1
2,111,000	#	BPCE SA, 5.700%, 10/22/23	2,341,487	0.1
4,457,000		Citigroup, Inc., 5.500%, 09/13/25	5,061,748	0.2
7,562,000		Citigroup, Inc., 1.800%-6.675%, 02/05/18-09/13/43	7,890,021	0.3
5,130,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	5,198,783	0.2
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,141,400	0.1
3,396,000	#,L	Credit Agricole SA/London, 2.500%, 04/15/19	3,466,528	0.1
3,890,000	#	Credit Agricole SA, 4.375%, 03/17/25	3,941,161	0.2
4,386,000	#	Credit Suisse AG, 6.500%, 08/08/23	5,018,843	0.2
2,699,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	2,733,955	0.1
4,144,000		Credit Suisse/New York NY, 1.750%, 01/29/18	4,157,687	0.2
5,989,000		Deutsche Bank AG/London, 1.875%, 02/13/18	6,007,344	0.2
3,661,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	3,934,671	0.1
7,018,000		Goldman Sachs Group, Inc., 3.850%, 07/08/24	7,353,229	0.3
10,762,000		Goldman Sachs Group, Inc., 2.550%-6.750%, 07/19/18-10/01/37	11,364,618	0.4
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	1,976,612	0.1
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,232,031	0.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	$1,166,625	0.0
559,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	584,155	0.0
800,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	938,000	0.1
10,534,000		JPMorgan Chase & Co., 3.875%-6.125%, 09/10/24-12/29/49	10,855,275	0.4
1,881,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	1,882,708	0.1
8,078,000		Morgan Stanley, 3.875%, 04/29/24	8,510,949	0.3
9,051,000		Morgan Stanley, 2.125%-5.000%, 04/25/18-01/27/45	9,432,537	0.4
1,345,000	#	Nordea Bank AB, 6.125%, 12/29/49	1,390,364	0.1
1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,206,918	0.0
3,914,000		Santander Bank NA, 2.000%, 01/12/18	3,932,775	0.1
2,893,000	#	Scentre Group Trust 1/ Scentre Group Trust 2, 3.500%, 02/12/25	2,963,225	0.1
1,860,000		Synchrony Financial, 2.700%, 02/03/20	1,870,152	0.1
2,514,000	#	Washington Prime Group L.P., 3.850%, 04/01/20	2,538,978	0.1
2,052,000	#	WEA Finance LLC/ Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	2,079,347	0.1
2,181,000	#	WEA Finance LLC/ Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	2,260,231	0.1
13,362,000		Wells Fargo & Co., 2.150%-5.900%, 01/30/20-12/29/49	14,413,631	0.5
107,774,600		Other Securities(a)	112,470,682	4.3
			283,595,072	10.8

See Accompanying Notes to Financial Statements

68

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: 1.1%
1,872,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	$1,904,741	0.1
2,449,000	#	Cemex SAB de CV, 6.125%, 05/05/25	2,478,878	0.1
23,400,000		Other Securities	24,235,689	0.9
			28,619,308	1.1
		Technology: 1.3%
6,040,000		Apple, Inc., 1.550%, 02/07/20	6,005,934	0.2
890,000		Apple, Inc., 2.500%, 02/09/25	872,859	0.1
26,839,000		Other Securities	27,574,723	1.0
			34,453,516	1.3
		Utilities: 1.4%
2,865,000	#	Calpine Corp., 6.000%, 01/15/22	3,079,875	0.1
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	720,714	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,481,619	0.1
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	938,475	0.0
30,121,000		Other Securities	31,729,318	1.2
			37,950,001	1.4
		Total Corporate Bonds/Notes (Cost $845,871,318)	873,740,026	33.2
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.6%
6,881,637		Alternative Loan Trust 2005-10CB, 0.674%, 05/25/35	5,801,564	0.2
2,268,800		Alternative Loan Trust 2005-6CB, 5.250%, 04/25/35	2,200,798	0.1
4,540,919		Alternative Loan Trust 2005-J2, 0.574%, 04/25/35	3,921,324	0.1
1,436,220		Alternative Loan Trust 2006-18CB A11, 0.674%, 07/25/36	1,009,644	0.0
5,597,035		Alternative Loan Trust 2007-2CB, 0.774%, 03/25/37	3,988,487	0.2
1,039,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	1,063,052	0.0

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,610,000	#	BAMLL Re-REMIC Trust 2015-FRR11, 09/27/44	$2,382,237	0.1
2,330,000	#	Bank of America Re-REMIC Trust 2014-FRR7 A, 2.421%, 10/26/44	2,299,552	0.1
6,073,093	#	BAMLL Re-REMIC Trust 2014-FRR9, 2.192%, 12/26/46	6,000,665	0.2
2,770,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.575%, 06/10/49	2,855,643	0.1
2,030,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.575%, 06/10/49	2,075,980	0.1
2,870,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.821%, 02/10/51	3,034,445	0.1
720,963	#	Banc of America Funding Corp., 5.250%, 08/26/35	747,298	0.0
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.179%, 09/10/47	876,484	0.1
1,300,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.418%, 07/10/42	1,285,945	0.0
1,271,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.754%, 03/11/41	1,424,697	0.1
480,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.754%, 03/11/41	480,404	0.0
851,120		Banc of America Mortgage 2005-J Trust 2A4, 2.700%, 11/25/35	788,937	0.0
860,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.456%, 07/10/43	862,040	0.0

See Accompanying Notes to Financial Statements

69

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,710,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.233%, 11/10/38	$1,748,817	0.1
7,487,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.147%-5.331%, 07/10/45-09/10/47	7,632,498	0.3
1,422,008		Bear Stearns Adjustable Rate Mortgage Trust, 2.657%, 07/25/36	1,193,069	0.0
4,183,200		Bear Stearns Alternative-A Trust, 2.671%, 05/25/35	4,062,705	0.2
2,180,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.859%, 06/11/41	2,363,738	0.1
1,400,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G 2/42, 5.743%, 02/13/42	1,338,249	0.1
3,520,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.743%, 02/13/42	3,462,802	0.1
2,050,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.142%, 10/12/42	2,078,354	0.1
1,013,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.575%, 04/12/38	1,069,517	0.0
2,595,518	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	2,876,872	0.1
53,952	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.679%, 04/15/40	54,254	0.0
1,700,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 4.878%, 09/10/45	1,749,819	0.1
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 5.958%, 12/25/35	2,945,668	0.1

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,305,109		Citigroup Mortgage Loan Trust, 5.486%, 11/25/36	$3,817,332	0.1
5,475,633		Citigroup Mortgage Loan Trust, Inc., 2.600%-2.715%, 03/25/36-09/25/37	5,145,268	0.2
6,478,021	^	COMM 2012-CCRE1 XA Mortgage Trust, 2.109%, 05/15/45	653,903	0.0
8,363,361	^	COMM 2013-LC6 XA Mortgage Trust, 1.766%, 01/10/46	680,605	0.0
1,135,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.254%, 12/10/49	1,205,304	0.1
29,106,375	^	Commercial Mortgage Trust, 1.413%, 10/10/46	2,416,030	0.1
26,005,705	^	Commercial Mortgage Trust, 1.432%, 08/10/46	1,844,549	0.1
4,898,783	^	Commercial Mortgage Trust, 1.899%, 08/15/45	472,964	0.0
27,260,000	#,^	Commercial Mortgage Trust, 0.597%, 10/15/45	1,150,996	0.0
1,280,000		Commercial Mortgage Trust, 5.225%, 07/15/44	1,299,469	0.1
5,628,986		Countrywide Home Loan Mortgage Pass-through Trust, 2.408%, 11/25/34	5,348,111	0.2
4,368,942		Countrywide Alternative Loan Trust, 0.294%-5.500%, 12/25/35-06/25/36	3,900,034	0.2
110,488	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	110,582	0.0
442,500		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	484,164	0.0
1,143,781	#	Credit Suisse First Boston Mortgage Securities Corp., 5.671%, 04/12/49	1,143,753	0.1
900,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.256%, 05/15/36	1,033,858	0.0

See Accompanying Notes to Financial Statements

70

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,500,000	#	DBUBS 2011-LC2 Mortgage Trust, 5.459%, 07/10/44	$1,623,325	0.1
4,158,204	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.364%, 06/27/37	4,180,243	0.2
3,549,224		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.294%-0.364%, 08/25/36-10/25/36	2,400,787	0.1
1,120,000		Fannie Mae Connecticut Avenue Securities 2013-CO1 M2, 4.724%, 02/25/25	1,147,558	0.1
6,690,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.074%, 07/25/24	6,261,579	0.2
1,960,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 M2, 3.174%, 07/25/24	1,846,491	0.1
3,500,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.474%, 02/25/25	3,571,304	0.1
3,773,900	^	Fannie Mae, 3.000%, 08/25/28	373,980	0.0
811,492	^	Fannie Mae, 3.000%, 05/25/43	111,750	0.0
12,408,401	^	Fannie Mae, 5.776%, 10/25/39	1,705,681	0.1
8,303,000		Fannie Mae Connecticut Avenue Securities, 2.774%-5.174%, 01/25/24-11/25/24	8,501,956	0.3
1,514,776	^	First Horizon Alternative Mortgage Securities, 6.526%, 12/25/36	389,899	0.0
1,730,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 4.924%, 10/25/24	1,816,073	0.1
1,640,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.373%, 03/25/25	1,642,282	0.1

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.973%, 03/25/25	$2,015,023	0.1
3,700,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 2.374%-4.324%, 09/25/24-01/25/25	3,764,953	0.1
230,629,672	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	1,234,561	0.1
126,935	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	129,424	0.0
8,581,094	^	GS Mortgage Securities Corp. II 2012-GCJ9 XA, 2.512%, 11/10/45	988,993	0.0
46,187,457	^	GS Mortgage Securities Corp. II, 1.715%, 11/10/46	3,521,073	0.1
10,046,388	^	GS Mortgage Securities Corp. II, 2.551%, 05/10/45	1,080,973	0.1
3,290,000	#	GS Mortgage Securities Trust 2010-C2, 5.223%, 12/10/43	3,531,409	0.1
1,930,000	#	GS Mortgage Securities Trust 2011-GC3, 5.555%, 03/10/44	2,106,457	0.1
955,043	#	Jefferies Resecuritization Trust 2009-R6, 5.031%, 03/26/36	937,547	0.0
736,763		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	602,675	0.0
26,111,914	^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XA, 1.887%, 12/15/47	2,364,081	0.1
15,265,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.358%, 12/15/47	374,707	0.0
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.600%, 05/15/41	665,435	0.0

See Accompanying Notes to Financial Statements

71

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
42,924,251	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.648%, 01/15/46	$960,658	0.0
3,190,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.415%, 07/15/46	3,508,135	0.1
1,489,457	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.466%, 10/15/37	1,498,450	0.1
1,430,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 5.600%, 08/12/40	1,531,254	0.1
1,300,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.697%, 06/12/41	1,285,008	0.1
1,200,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.618%, 05/15/45	1,212,212	0.1
466,614	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4, 7.990%, 07/15/46	516,409	0.0
41,553,947	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.755%, 06/15/45	3,128,476	0.1
3,272,013		JP Morgan Mortgage Trust 2005-S3, 6.000%, 01/25/36	2,959,634	0.1
3,290,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%-5.097%, 01/12/37	3,313,177	0.1
18,659,785	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	267,964	0.0
1,581,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.637%, 02/15/40	1,585,613	0.1

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,730,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	$1,737,414	0.1
1,100,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	1,115,534	0.0
3,205,000		LB-UBS Commercial Mortgage Trust 2005-C7, 5.350%, 11/15/40	3,245,104	0.1
720,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.842%, 06/15/38	737,958	0.0
2,090,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.842%, 06/15/38	2,127,923	0.1
830,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 5.991%, 09/15/39	844,687	0.0
820,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 5.991%, 09/15/39	817,724	0.0
73,629,143	#,^	LB-UBS Commercial Mortgage Trust, 0.634%, 11/15/38	729,930	0.0
1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.166%, 10/15/36	1,169,334	0.0
1,830,000	#	LB-UBS Commercial Mortgage Trust, 5.991%, 09/15/39	1,898,561	0.1
1,760,000	#	LB-UBS Commercial Mortgage Trust, 5.991%, 09/15/39	1,837,132	0.1
2,070,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	2,080,948	0.1
1,121,864		LB-UBS Commercial Mortgage Trust, 4.954%-8.150%, 07/15/32-07/15/40	1,124,359	0.1
1,500,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.696%, 08/15/45	1,593,895	0.1
30,726,867^		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.704%, 02/15/46	2,570,137	0.1

See Accompanying Notes to Financial Statements

72

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
19,261,874	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.131%, 11/15/45	$1,753,807	0.1
108,461		Morgan Stanley Capital I Trust 2004-IQ7 C, 5.189%, 06/15/38	108,254	0.0
1,310,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	1,301,128	0.0
2,760,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.270%, 01/11/43	2,876,898	0.1
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.252%, 09/15/47	3,408,800	0.1
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.252%, 09/15/47	1,416,946	0.1
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	255,140	0.0
1,080,000		Morgan Stanley Capital I, 5.336%, 01/14/42	1,079,653	0.0
19,902	#	Morgan Stanley Capital I, 7.350%, 07/15/32	20,106	0.0
600,000	#	Morgan Stanley Dean Witter Capital I, 7.508%, 07/15/33	688,002	0.0
1,561,619		Morgan Stanley Mortgage Loan Trust 2006-3AR 2A1, 2.767%, 03/25/36	1,290,230	0.0
3,968,115	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	4,003,139	0.2
2,590,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	2,296,553	0.1
1,880,730	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.024%, 08/25/29	1,879,602	0.1
7,762,197	#,^	UBS-Barclays Commercial Mortgage Trust, 1.900%, 05/10/63	581,588	0.0
2,200,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.715%, 05/15/43	2,227,033	0.1

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,230,000	Wachovia Bank Commercial Mortgage Trust Series, 5.715%, 05/15/43	$5,346,574	0.2
740,379	WaMu Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	695,611	0.0
902,740	WaMu Mortgage Pass Through Certificates, 1.728%, 10/25/36	758,426	0.0
2,261,909	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust, 1.959%, 11/25/36	2,014,172	0.1
5,857,840	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.014%, 12/25/36	4,978,063	0.2
2,533,786	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.014%, 12/25/36	2,153,241	0.1
1,758,166	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust, 4.484%, 08/25/36	1,605,086	0.1
4,819,356	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.194%, 12/25/36	4,353,088	0.2
968,730	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust, 1.937%, 04/25/37	844,723	0.0
1,367,846	WaMu Mortgage Pass-Through Certificates WMALT Series Trust 2007-OC1 A3, 0.404%, 01/25/47	963,438	0.0
4,596,931	WaMu Mortgage Pass-Through Certificates, 2.099%, 07/25/37	3,929,590	0.1

See Accompanying Notes to Financial Statements

73

Voya Intermediate Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,833,763		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1, 0.494%, 01/25/47	$2,025,418	0.1
3,203,475		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	2,927,076	0.1
1,520,554		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust, 2.613%, 09/25/35	1,450,566	0.0
1,880,643		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.580%, 03/25/36	1,829,893	0.1
1,560,881		Wells Fargo Mortgage Backed Securities Trust, 5.652%, 04/25/36	1,557,213	0.1
5,484,568	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.568%, 06/15/45	460,789	0.0
10,238,233	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.193%, 08/15/45	1,017,102	0.0
26,976,371	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.490%, 03/15/48	2,121,182	0.1
31,673,231		Other Securities	27,867,287	1.1
		Total Collateralized Mortgage Obligations (Cost $297,694,316)	304,755,746	11.6
FOREIGN GOVERNMENT BONDS: 1.4%
700,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	728,000	0.1
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	336,000	0.0
300,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	327,000	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	228,230	0.0
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
290,380	#	Gabonese Republic, 6.375%, 12/12/24	$275,135	0.0
300,000	#	Guatemala Government Bond, 4.875%, 02/13/28	312,375	0.0
900,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	928,125	0.1
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	511,836	0.0
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	555,120	0.0
600,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	520,500	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	624,000	0.0
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	624,000	0.0
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	146,200	0.0
630,000	#	Republic of Serbia, 5.250%, 11/21/17	656,365	0.0
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	978,220	0.1
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	276,825	0.0
27,635,613		Other Securities(a)	28,942,660	1.1
		Total Foreign Government Bonds (Cost $37,151,454)	36,970,591	1.4
ASSET-BACKED SECURITIES: 7.5%
		Automobile Asset-Backed Securities: 1.0%
840,000	#	AmeriCredit Automobile Receivables Trust 2011-3, 5.760%, 12/10/18	862,623	0.0
1,500,000		AmeriCredit Automobile Receivables Trust 2013-4, 3.310%, 10/08/19	1,541,219	0.1
1,890,000		AmeriCredit Automobile Receivables Trust 2013-5, 2.860%, 12/08/19	1,918,471	0.1

See Accompanying Notes to Financial Statements

74

Voya Intermediate Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
3,050,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	$3,102,426	0.1
800,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	809,628	0.0
2,900,000	#	Oscar US Funding Trust 2014-1, 2.550%, 12/15/21	2,975,119	0.1
2,100,000		Santander Drive Auto Receivables Trust 2013-1, 2.270%, 01/15/19	2,100,816	0.1
940,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20	978,754	0.0
3,380,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	3,500,306	0.1
2,200,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	2,305,076	0.1
4,820,000		Santander Drive Auto Receivables Trust 2014-3, 2.650%, 08/17/20	4,815,276	0.2
2,510,000		Other Securities	2,530,374	0.1
			27,440,088	1.0
		Home Equity Asset-Backed Securities: 0.0%
914,022		Other Securities	891,808	0.0
		Other Asset-Backed Securities: 6.5%
5,000,000	#	1776 CLO Ltd. 2006-1A D, 2.006%, 05/08/20	4,987,575	0.2
2,000,000	#	Apidos Cinco CDO Ltd., 2.507%, 05/14/20	1,975,672	0.1
3,910,000	#	Ares XII CLO Ltd. 2007-12A C, 2.262%, 11/25/20	3,912,057	0.2
1,000,000	#	Ares XII CLO Ltd., 3.512%, 11/25/20	994,309	0.0
2,750,000	#	Atrium V, 0.951%, 07/20/20	2,670,668	0.1
650,000	#	Atrium V, 3.961%, 07/20/20	643,695	0.0
1,625,000	#	Babson CLO, Inc. 2005-III, 0.656%, 11/10/19	1,606,226	0.1
3,000,000	#	Babson CLO, Inc. 2005-III, 1.956%, 11/10/19	2,987,070	0.1
1,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.103%, 04/15/21	978,681	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.953%, 04/15/21	$1,936,552	0.1
1,750,000	#	BlackRock Senior Income Series V Ltd. 2007-5A D, 2.508%, 08/13/19	1,714,186	0.1
3,500,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.961%, 03/17/21	3,403,522	0.1
4,604,008	#	Callidus Debt Partners CLO Fund VI Ltd. 6A A1T, 0.517%, 10/23/21	4,523,074	0.2
800,000	#	Callidus Debt Partners CLO Fund VI Ltd., 3.257%, 10/23/21	792,210	0.0
1,500,000	#	Carlyle High Yield Partners IX Ltd., 0.598%, 08/01/21	1,463,553	0.1
1,250,000	#	Carlyle High Yield Partners IX Ltd., 0.668%, 08/01/21	1,199,451	0.0
4,000,000	#	Carlyle High Yield Partners IX Ltd., 1.868%, 08/01/21	3,865,768	0.1
1,350,000	#	Carlyle Veyron CLO Ltd., 0.933%, 07/15/18	1,337,098	0.1
1,850,000	#	Castle Garden Funding, 1.012%, 10/27/20	1,818,966	0.1
1,600,000	#	Castle Garden Funding, 5.012%, 10/27/20	1,599,807	0.1
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,078,507	0.0
5,500,000	#	CIFC Funding 2006-I Ltd., 1.857%, 10/20/20	5,409,558	0.2
954,128	#	CIFC Funding 2006-I Ltd., 4.257%, 10/20/20	951,858	0.0
3,200,000	#	CIFC Funding 2006-II Ltd., 1.862%, 03/01/21	3,107,363	0.1
2,070,387	#	CIFC Funding 2006-II Ltd., 4.262%, 03/01/21	2,039,000	0.1
2,000,000	#	Clydesdale CLO 2006 Ltd, 0.937%, 12/19/18	1,939,742	0.1
1,750,000	#	ColumbusNova CLO IV Ltd 2007-2A C, 2.503%, 10/15/21	1,719,825	0.1
1,000,000	#	ColumbusNova CLO Ltd 2006-2A E, 4.006%, 04/04/18	989,804	0.0
See Accompanying Notes to Financial Statements

75

Voya Intermediate Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
750,000	#	ColumbusNova CLO Ltd 2006-II, 1.006%, 04/04/18	$740,926	0.0
500,000	#	ColumbusNova CLO Ltd 2006-II, 1.756%, 04/04/18	490,854	0.0
1,970,000	#	Diamond Lake CLO Ltd., 1.862%, 12/01/19	1,928,803	0.1
2,000,000	#	Duane Street CLO III Ltd, 1.752%, 01/11/21	1,980,074	0.1
1,500,000	#	Eaton Vance CDO IX Ltd. 2007-9A D, 1.757%, 04/20/19	1,465,773	0.1
3,500,000	#	Eaton Vance CDO IX Ltd., 0.907%, 04/20/19	3,455,123	0.1
1,500,000	#	Flagship CLO V, 0.970%, 09/20/19	1,460,440	0.1
1,250,000	#	Flagship CLO V, 1.820%, 09/20/19	1,211,098	0.0
1,950,000	#	Fraser Sullivan CLO I Ltd., 2.071%, 03/15/20	1,912,614	0.1
1,450,000	#	Fraser Sullivan CLO II Ltd., 0.670%, 12/20/20	1,429,090	0.0
1,500,000	#	Fraser Sullivan CLO II Ltd., 0.990%, 12/20/20	1,469,128	0.1
3,250,000	#	Fraser Sullivan CLO II Ltd., 1.770%, 12/20/20	3,167,239	0.1
1,500,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 1.657%, 04/19/21	1,425,341	0.0
2,000,000	#	Gallatin CLO III 2007-1 Ltd., 1.507%, 05/15/21	1,943,924	0.1
1,125,000	#	GoldenTree Loan Opportunities III Ltd., 1.505%, 05/01/22	1,078,345	0.0
1,500,000	#	GoldenTree Loan Opportunities V Ltd., 3.507%, 10/18/21	1,500,009	0.1
1,000,000	#	GSC Group CDO Fund VIII Ltd, 1.007%, 04/17/21	986,893	0.0
1,750,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 1.156%, 10/28/19	1,731,369	0.1
1,825,000	#	Gulf Stream - Compass CLO, 2.256%, 10/28/19	1,825,339	0.1
3,100,000	#	Gulf Stream - Compass CLO, 3.706%, 10/28/19	3,102,031	0.1
1,500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.670%, 06/17/21	1,463,964	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,565,000	#	Gulf Stream - Sextant CLO, 1.862%, 08/21/20	$1,545,200	0.1
650,000	#	Gulf Stream - Rashinban CLO 2006-1 Ltd., 0.941%, 11/26/20	633,849	0.0
1,150,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd. B, 0.706%, 08/07/21	1,131,582	0.0
4,850,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.556%, 08/07/21	4,850,082	0.2
900,000	#	Invitation Homes Trust 2013-SFR1 E, 2.900%, 12/17/30	886,370	0.0
1,380,000	#	Invitation Homes Trust 2014-SFR1 C, 2.273%, 06/17/31	1,389,677	0.1
2,500,000	#	Invitation Homes Trust 2014-SFR2 E, 3.328%, 06/17/32	2,500,000	0.1
1,500,000	#	Katonah IX CLO Ltd., 0.976%, 01/25/19	1,462,206	0.1
1,630,727	#	Kennecott Funding Ltd., 2.054%, 01/13/18	1,623,147	0.1
1,250,000	#	Kingsland III Ltd., 0.913%, 08/24/21	1,202,764	0.0
1,500,000	#	Latitude CLO II Corp., 1.071%, 12/15/18	1,470,089	0.1
1,500,000	#	LCM V Ltd, 1.615%, 03/21/19	1,438,749	0.0
1,000,000	#	LightPoint CLO V, 0.966%, 08/05/19	985,077	0.0
2,000,000	#	LightPoint CLO V, 1.836%, 08/05/19	1,969,056	0.1
2,250,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.017%, 03/25/20	2,222,737	0.1
2,500,000	#	Madison Park Funding II Ltd., 5.793%, 03/25/20	2,668,340	0.1
1,281,728	#	Madison Park Funding IV Ltd., 3.865%, 03/22/21	1,235,948	0.1
1,000,000	#	Madison Park Funding Ltd., 2.067%, 03/25/20	986,772	0.0
1,000,000	#	Madison Park Funding Ltd., 3.506%, 07/26/21	1,000,031	0.0

See Accompanying Notes to Financial Statements

76

Voya Intermediate Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,250,000	#	Madison Park Funding Ltd., 5.506%, 07/26/21	$1,246,366	0.1
1,100,000	#	Momentum Capital Fund Ltd., 1.657%, 09/18/21	1,088,573	0.0
3,000,000	#	Mountain Capital CLO V Ltd. 2006-5A A3L, 0.951%, 09/15/18	2,974,503	0.1
4,250,000	#	MSIM Peconic Bay Ltd., 2.257%, 07/20/19	4,250,000	0.2
5,500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.256%, 03/25/20	5,497,217	0.2
1,500,000	#	Muir Grove CLO Ltd., 3.256%, 03/25/20	1,497,881	0.1
850,000	#	Northwoods Capital VII Ltd., 3.757%, 10/22/21	850,201	0.0
1,500,000	#	Ocean Trails CLO I, 1.002%, 10/12/20	1,443,363	0.0
1,600,000	#	Regatta Funding Ltd, 1.571%, 06/15/20	1,530,795	0.1
3,420,000	#	Springleaf Funding Trust 2015-A, 3.160%, 11/15/24	3,463,424	0.1
1,750,000	#	St James River CLO Ltd. 2007-1A D, 2.567%, 06/11/21	1,729,005	0.1
2,000,000	#	Telos CLO 2006-1 Ltd., 1.952%, 10/11/21	1,955,350	0.1
2,000,000	#	Trade MAPS 1 Ltd., 2.431%, 12/10/18	1,990,000	0.1
1,550,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 1.005%, 05/01/18	1,549,898	0.1
1,250,000	#	WhiteHorse III Ltd/Corp, 2.105%, 05/01/18	1,248,520	0.0
10,190,233		Other Securities	9,083,104	0.3
			170,014,050	6.5
		Total Asset-Backed Securities (Cost $197,332,029)	198,345,946	7.5
U.S. GOVERNMENT AGENCY OBLIGATIONS: 25.4%
		Federal Home Loan Mortgage Corporation: 9.5% # #
43,538,000	W	3.000%, due 05/01/43	44,316,070	1.7
78,081,000	W	3.500%, due 09/15/41	81,837,127	3.1
5,022,790		3.500%, due 03/01/45	5,285,028	0.2
1,751,111	^^	4.000%, due 01/15/36	1,710,484	0.1
8,501,308	^	4.000%, due 04/15/43	1,552,006	0.1
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation (continued)
4,781,245		4.000%, due 08/01/44	$5,113,106	0.2
25,000,000		4.500%, due 05/15/38	27,386,512	1.1
6,243,252	^	4.500%, due 12/15/40	1,021,350	0.0
930,598	^	4.910%, due 03/15/33	988,826	0.0
5,290,054		5.500%, due 11/01/38	6,027,648	0.2
9,214,937	^	5.826%, due 05/15/36	1,026,440	0.1
3,732,135	^	5.876%, due 07/15/40	604,822	0.0
18,276,095	^	5.926%, due 09/15/44	3,537,594	0.1
342,849	^	6.000%, due 04/15/33	80,575	0.0
8,402,125	^	6.276%, due 08/15/36	1,684,907	0.1
5,276,647	^	6.311%, due 06/15/36	881,146	0.0
3,698,773	^	6.376%, due 05/15/41	820,836	0.0
8,059,865	^	6.426%, due 09/15/34	974,004	0.0
60,175,706	W	2.283%-7.000%, due 12/15/17-03/01/45	65,391,349	2.5
			250,239,830	9.5
		Federal National Mortgage Association: 12.0% # #
39,457,000	W	2.500%, due 11/25/26	40,444,965	1.5
6,878,000	W	3.000%, due 10/25/26	7,197,182	0.3
18,295,000	W	3.000%, due 11/25/42	18,705,209	0.7
85,856,000	W	3.000%, due 05/01/43	87,571,442	3.3
5,873,222		3.000%, due 07/01/43	6,016,950	0.2
10,963,000	W	3.500%, due 12/25/40	11,487,597	0.4
11,087,733	^	3.500%, due 06/25/42	1,440,131	0.1
376,883	^	4.000%, due 11/01/18	19,088	0.0
24,982,000	W	4.000%, due 04/25/39	26,713,176	1.0
6,800,412	^	4.000%, due 04/25/41	994,097	0.0
4,604,784		4.000%, due 07/01/42	4,934,515	0.2
10,261,007		5.000%, due 07/01/39	11,504,880	0.4
4,746,964		5.500%, due 10/01/39	5,386,752	0.2
27,561,934	^	5.896%, due 11/25/40	3,729,863	0.1
7,519,020	^	5.976%, due 11/25/39	1,173,418	0.1
17,088,927	^	5.976%, due 11/25/42	4,177,757	0.2
573,952	^	6.000%, due 08/25/33	128,296	0.0
4,996,950		6.000%, due 01/01/38	5,789,250	0.2
20,120,612	^	6.026%, due 06/25/33	4,611,932	0.2
7,017,849	^	6.026%, due 08/25/43	1,382,427	0.1
18,537,258	^	6.226%, due 05/25/40	3,291,438	0.1
7,243,001	^	6.376%, due 09/25/40	1,408,996	0.1
19,699,992	^	6.426%, due 04/25/31	3,743,331	0.2
6,041,586	^	6.426%, due 10/25/41	1,193,054	0.1
15,321,394	^	6.446%, due 06/25/40	2,639,012	0.1
731,069	^	6.526%, due 08/25/26	101,931	0.0
4,601,388	^	6.526%, due 07/25/42	967,763	0.0

See Accompanying Notes to Financial Statements

77

Voya Intermediate Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
2,501,331	^	6.566%, due 01/25/37	$504,335	0.0
9,010,666	^	6.576%, due 10/25/35	1,690,979	0.1
4,385,094	^	7.476%, due 07/25/33	909,621	0.0
659,064	^	7.509%, due 02/17/29	119,911	0.0
50,259,251		0.570%-32.581%, due 08/01/16-03/01/45	55,014,240	2.1
			314,993,538	12.0
		Government National Mortgage Association: 3.9%
20,018,000		3.500%, due 12/20/41	21,014,991	0.8
12,600,000		4.000%, due 03/20/45	13,519,483	0.5
7,658,067	^	4.500%, due 01/16/29	941,588	0.0
6,025,554		4.500%, due 05/16/39	6,663,121	0.3
2,926,303	^	4.500%, due 09/20/41	491,632	0.0
6,643,426		4.500%, due 01/20/45	7,227,359	0.3
2,017,343	^	5.000%, due 04/20/40	841,721	0.0
12,628,013	^	5.176%, due 05/16/41	2,185,803	0.1
24,395,576	^	5.426%, due 04/16/44	3,997,101	0.2
21,618,191	^	5.500%, due 11/20/43	4,751,036	0.2
5,641,835	^	5.674%, due 06/20/40	865,597	0.0
29,233,215	^	5.874%, due 07/20/39	4,588,799	0.2
32,353,110	^	5.926%, due 05/16/40	4,933,849	0.2
1,849,931	^	6.024%, due 06/20/38	214,614	0.0
3,375,053	^	6.024%, due 04/20/39	570,008	0.0
22,083,277	^	6.026%, due 12/16/39	3,583,537	0.1
13,053,814	^	6.124%, due 05/20/39	1,479,340	0.1
2,415,345	^	6.224%, due 04/20/38	381,586	0.0
1,202,889	^	6.326%, due 05/16/38	225,500	0.0
3,054,958	^	6.374%, due 01/20/38	491,043	0.0
14,549,172	^	6.444%, due 08/20/40	3,324,212	0.1
6,570,030	^	6.476%, due 09/16/40	1,291,908	0.1
2,075,192	^	6.596%, due 02/16/35	398,130	0.0
87,740	^	8.076%, due 06/16/31	8,078	0.0
16,774,117		4.000%-5.500%, due 05/20/39-10/20/60	18,317,797	0.7
			102,307,833	3.9
		Total U.S. Government Agency Obligations (Cost $652,091,390)	667,541,201	25.4
U.S. TREASURY OBLIGATIONS: 28.5%
		U.S. Treasury Bonds: 9.4%
140,634,000	L	2.000%, due 02/15/25	141,534,902	5.4
95,897,000		3.000%, due 11/15/44	105,104,646	4.0
			246,639,548	9.4
		U.S. Treasury Notes: 19.1%
24,428,000		0.375%, due 03/31/16	24,450,913	0.9
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes: (continued)
192,626,000	1.000%, due 03/15/18	$193,318,298	7.4
39,020,000	1.375%, due 03/31/20	39,029,131	1.5
10,980,000	1.750%, due 02/28/22	11,012,600	0.4
63,580,000	1.750%, due 03/31/22	63,743,909	2.4
75,000	0.500%, due 02/28/17	74,947	0.0
172,164,000	0.500%, due 03/31/17	171,948,795	6.5
		503,578,593	19.1
	Total U.S. Treasury Obligations (Cost $744,912,589)	750,218,141	28.5

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: —%
OTC Interest Rate Swaptions: —%
343,506,087	@	Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 5.008%, Exp. 05/29/15 Counterparty: Goldman Sachs & Co.	—	—
		Total Purchased Options (Cost $1,683,180)	—	—
		Total Long-Term Investments (Cost $2,776,736,276)	2,831,571,651	107.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 11.9%
	Securities Lending Collateralcc: 5.4%
7,133,413	BNP Paribas Bank, Repurchase Agreement dated 03/31/15, 0.13%, due 04/01/15 (Repurchase Amount $7,133,438, collateralized by various U.S. Government Agency Obligations, 1.625%- 6.000%, Market Value plus accrued interest $7,276,081, due 06/01/16-03/01/45)	7,133,413	0.2

See Accompanying Notes to Financial Statements

78

Voya Intermediate Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
33,884,009	Daiwa Capital Markets, Repurchase Agreement dated 03/31/15, 0.18%, due 04/01/15 (Repurchase Amount $33,884,176, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $34,561,690, due 02/15/16-03/01/48)	$33,884,009	1.3
33,884,009	Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/31/15, 0.15%, due 04/01/15 (Repurchase Amount $33,884,148, collateralized by various U.S. Government Agency Obligations, 0.000%- 7.000%, Market Value plus accrued interest $34,561,689, due 06/01/15-04/01/45)	33,884,009	1.3
33,884,009	Millenium Fixed Income Ltd., Repurchase Agreement dated 03/31/15, 0.22%, due 04/01/15 (Repurchase Amount $33,884,213, collateralized by various U.S. Government Securities, 0.875%-3.125%, Market Value plus accrued interest $34,561,690, due 08/15/17-02/15/42)	33,884,009	1.3
33,884,009	Nomura Securities, Repurchase Agreement dated 03/31/15, 0.13%, due 04/01/15 (Repurchase Amount $33,884,130, collateralized by various U.S. Government Agency Obligations, 1.280%- 7.500%, Market Value plus accrued interest $34,561,689, due 08/18/15-10/20/64)	33,884,009	1.3
		142,669,449	5.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.5%
171,625,414	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $171,625,414)	$171,625,414	6.5
	Total Short-Term Investments (Cost $314,294,863)	314,294,863	11.9
	Total Investments in Securities (Cost $3,091,031,139)	$3,145,866,514	119.5
	Liabilities in Excess of Other Assets	(512,252,037)	(19.5)
	Net Assets	$2,633,614,477	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

#	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security.

&	Payment-in-kind

cc	Represents securities purchased with cash collateral received for securities on loan.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at March 31, 2015.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $3,092,296,041.

See Accompanying Notes to Financial Statements

79

Voya Intermediate Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$64,979,619
Gross Unrealized Depreciation	(11,409,146)
Net Unrealized Appreciation	$53,570,473

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2015
Asset Table
Investments, at fair value
Purchased Options	$—	$—	$ —	$—
Corporate Bonds/Notes	—	873,740,026	—	873,740,026
Collateralized Mortgage Obligations	—	304,755,746	—	304,755,746
Short-Term Investments	171,625,414	142,669,449	—	314,294,863
U.S. Treasury Obligations	—	750,218,141	—	750,218,141
Asset-Backed Securities	—	198,345,946	—	198,345,946
U.S. Government Agency Obligations	—	667,541,201	—	667,541,201
Foreign Government Bonds	—	36,970,591	—	36,970,591
Total Investments, at fair value	$171,625,414	$2,974,241,100	$—	$3,145,866,514
Other Financial Instruments+
Centrally Cleared Swaps	—	10,969,851	—	10,969,851
Futures	938,646	—	—	938,646
Total Assets	$172,564,060	$2,985,210,951	$—	$3,157,775,011
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(13,288,433)	$—	$(13,288,433)
Forward Foreign Currency Contracts	—	(71,247)	—	(71,247)
Futures	(2,581,248)	—	—	(2,581,248)
Total Liabilities	$(2,581,248)	$(13,359,680)	$—	$(15,940,928)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2015, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	EU Euro	908,756	Buy	05/22/15	$1,032,172	$977,806	$(54,366)
							$(54,366)
JPMorgan Chase & Co.	Brazilian Real	295,654	Sell	06/19/15	$89,146	$90,499	$(1,353)
JPMorgan Chase & Co.	South African Rand	6,920,236	Sell	06/19/15	547,626	563,154	(15,528)
							$(16,881)

See Accompanying Notes to Financial Statements

80

Voya Intermediate Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

At March 31, 2015, the following futures contracts were outstanding for Voya Intermediate Bond Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	642	06/30/15	$140,698,319	$389,631
U.S. Treasury Long Bond	2	06/19/15	327,750	557
U.S. Treasury Ultra Long Bond	188	06/19/15	31,936,500	548,458
			$172,962,569	$938,646
Short Contracts
U.S. Treasury 5-Year Note	(2,746)	06/30/15	(330,099,241)	(2,581,248)
			$(330,099,241)	$(2,581,248)

At March 31, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Fund:

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD	162,439,000	$(1,505,535)	$(1,505,535)
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD	84,377,000	3,030,828	3,030,828
Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD	331,320,000	7,939,023	7,939,023
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD	175,600,000	(11,782,898)	(11,782,898)
					$(2,318,582)	$(2,318,582)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$938,646
Interest rate contracts	Net Assets — Unrealized appreciation**	10,969,851
Total Asset Derivatives		$11,908,497
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$71,247
Interest rate contracts	Net Assets — Unrealized depreciation*	2,581,248
Interest rate contracts	Net Assets — Unrealized depreciation**	13,288,433
Total Liability Derivatives		$15,940,928

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

81

Voya Intermediate Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2015 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(718,995)	$—	$(718,995)
Foreign exchange contracts	—	2,216	—	—	—	2,216
Interest rate contracts	(2,134,015)	—	(10,212,685)	571,387	3,108,521	(8,666,792)
Total	$(2,134,015)	$2,216	$(10,212,685)	$(147,608)	$3,108,521	$(9,383,571)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(99,165)	$(99,165)
Foreign exchange contracts	—	(227,037)	—	—	(227,037)
Interest rate contracts	(1,683,180)	—	(1,494,939)	(2,318,582)	(5,496,701)
Total	$(1,683,180)	$(227,037)	$(1,494,939)	$(2,417,747)	$(5,822,903)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2015:

	Goldman Sachs & Co.	JPMorgan Chase & Co.	Totals
Liabilities:
Forward foreign currency contracts	$54,366	$16,881	$71,247
Total Liabilities	$54,366	$16,881	$71,247
Net OTC derivative instruments by counterparty, at fair value	$(54,366)	$(16,881)	$(71,247)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(54,366)	$(16,881)	$(71,247)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

82

Voya Short Term Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 58.7%
		Basic Materials: 2.5%
580,000		BHP Billiton Finance USA Ltd., 2.050%, 09/30/18	$592,491	0.4
500,000	#,L	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	496,563	0.4
2,406,000		Other Securities	2,447,246	1.7
			3,536,300	2.5
		Communications: 4.4%
395,000	#	Alibaba Group Holding Ltd., 1.625%, 11/28/17	396,217	0.3
600,000		Juniper Networks, Inc., 3.100%, 03/15/16	610,355	0.4
822,000		Thomson Reuters Corp., 0.875%-1.650%, 05/23/16-09/29/17	822,502	0.6
4,120,000		Other Securities	4,327,924	3.1
			6,156,998	4.4
		Consumer Staples: 0.4%
500,000		Other Securities	558,750	0.4
		Consumer, Cyclical: 4.3%
679,000		American Honda Finance Corp., 1.200%-2.250%, 07/14/17-08/15/19	687,901	0.5
375,000	#	Daimler Finance North America LLC, 1.650%, 03/02/18	377,187	0.3
277,000	#	Glencore Funding LLC, 1.700%, 05/27/16	278,210	0.2
180,000	#	Hyundai Capital America, 1.625%, 10/02/15	180,813	0.1
300,000	#	Hyundai Capital America, 1.875%, 08/09/16	302,692	0.2
322,000	#	Volkswagen Group of America Finance LLC, 1.600%, 11/20/17	324,961	0.2
200,000	#	Volkswagen International Finance NV, 1.125%, 11/18/16	200,746	0.2
3,593,000		Other Securities(a)	3,674,062	2.6
			6,026,572	4.3
		Consumer, Non-cyclical: 11.2%
600,000		Abbott Laboratories, 2.000%, 03/15/20	604,319	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
927,000		Actavis Funding SCS, 1.300%-2.350%, 06/15/17-03/12/18	$927,094	0.7
650,000		Altria Group, Inc., 2.625%, 01/14/20	660,280	0.5
333,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	335,198	0.2
440,000	#	JM Smucker Co/The, 1.750%, 03/15/18	442,089	0.3
223,000	#	Medtronic, Inc., 2.500%, 03/15/20	227,990	0.2
666,000		Ventas Realty L.P., 1.250%-1.550%, 09/26/16-04/17/17	667,534	0.5
359,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	360,411	0.2
11,275,000		Other Securities	11,519,417	8.2
			15,744,332	11.2
		Energy: 4.5%
600,000		TransCanada PipeLines Ltd., 0.750%, 01/15/16	599,193	0.4
215,000		TransCanada PipeLines Ltd, 1.875%, 01/12/18	217,151	0.2
5,475,000		Other Securities	5,530,812	3.9
			6,347,156	4.5
		Financial: 26.5%
637,000		Abbey National Treasury Services PLC/London, 1.650%, 09/29/17	641,241	0.5
450,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	452,399	0.3
740,000		American International Group, Inc., 5.600%, 10/18/16	789,140	0.6
600,000		Australia & New Zealand Banking Group Ltd., 0.900%, 02/12/16	601,843	0.4
1,100,000		Bank of America Corp., 2.600%, 01/15/19	1,120,174	0.8
320,000		Bank of Nova Scotia AM8, 2.550%, 01/12/17	328,651	0.2
506,000		Bank of Nova Scotia, 1.300%, 07/21/17	507,009	0.4

See Accompanying Notes to Financial Statements

83

Voya Short Term Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
295,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 1.700%, 03/05/18	$295,507	0.2
425,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.550%, 09/09/16	427,649	0.3
339,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	341,526	0.2
870,000		Barclays Bank PLC, 5.000%, 09/22/16	919,704	0.6
900,000		BB&T Corp., 1.600%, 08/15/17	906,106	0.6
210,000		BB&T Corp., 5.200%, 12/23/15	216,647	0.2
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	504,000	0.4
622,000		Citigroup, Inc., 1.850%, 11/24/17	626,686	0.4
648,000		Commonwealth Bank of Australia/New York NY, 1.125%-1.400%, 03/13/17-09/08/17	649,431	0.5
630,000		Compass Bank, 1.850%, 09/29/17	634,832	0.4
641,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	654,266	0.5
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	431,461	0.3
426,000	#	HSBC Bank PLC, 1.500%, 05/15/18	426,074	0.3
299,000		HSBC USA, Inc., 1.500%, 11/13/17	300,237	0.2
358,000		Huntington National Bank/The, 1.700%, 02/26/18	357,856	0.3
325,000		Huntington National Bank, 1.350%, 08/02/16	326,836	0.2
846,000		JPMorgan Chase & Co., 1.350%-1.625%, 02/15/17-05/15/18	846,216	0.6
750,000	#	Macquarie Bank Ltd., 1.600%, 10/27/17	749,972	0.5
1,078,000		Manufacturers & Traders Trust Co., 1.400%-1.450%, 07/25/17-03/07/18	1,080,510	0.8
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
312,000	#	MassMutual Global Funding II, 3.125%, 04/14/16	$320,025	0.2
674,000		MetLife, Inc., 1.756%-1.903%, 12/15/17	681,628	0.5
295,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	294,877	0.2
289,000	#	Mizuho Bank Ltd., 1.300%, 04/16/17	287,940	0.2
1,118,000		Morgan Stanley, 1.875%-5.450%, 01/09/17-04/25/18	1,144,196	0.8
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	501,084	0.4
580,000		PNC Bank NA, 2.400%, 10/18/19	591,477	0.4
315,000		PNC Funding Corp., 2.700%, 09/19/16	322,561	0.3
550,000		PNC Funding Corp., 5.625%, 02/01/17	591,431	0.4
600,000		Royal Bank of Canada, 1.500%, 01/16/18	603,192	0.4
363,000	#	Scentre Group Trust 1/ Scentre Group Trust 2, 2.375%, 11/05/19	367,157	0.3
848,000		State Street Corp., 1.350%-2.875%, 03/07/16-05/15/18	860,787	0.6
680,000		Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	679,550	0.5
593,000		Toronto-Dominion Bank, 2.250%, 11/05/19	603,191	0.4
286,000	#	WEA Finance LLC/ Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	287,593	0.2
422,000		Wells Fargo & Co., 1.500%, 01/16/18	424,245	0.3
644,000		Wells Fargo & Co., 2.100%, 05/08/17	658,135	0.5
12,864,000		Other Securities	13,056,758	9.2
			37,411,800	26.5

See Accompanying Notes to Financial Statements

84

Voya Short Term Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: 1.9%
500,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	$510,779	0.3
2,175,000		Other Securities	2,241,278	1.6
			2,752,057	1.9
		Technology: 1.2%
1,737,000		Other Securities	1,752,507	1.2
		Utilities: 1.8%
600,000		Dominion Resources, Inc., 1.400%, 09/15/17	600,976	0.4
1,912,000		Other Securities	1,958,895	1.4
			2,559,871	1.8
		Total Corporate Bonds/Notes (Cost $82,395,764)	82,846,343	58.7
COLLATERALIZED MORTGAGE OBLIGATIONS: 10.7%
193,720	#	American General Mortgage Loan Trust 2010-1, 5.650%, 03/25/58	194,787	0.1
365,381	#	BAMLL Re-REMIC Trust 2014-FRR9, 2.192%, 12/26/46	361,024	0.3
480,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.575%, 06/10/49	494,841	0.3
100,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.456%, 07/10/43	100,275	0.1
277,212	#	Banc of America Re-REMIC Trust 2009-UB2 A4AA, 5.678%, 02/24/51	290,407	0.2
630,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.456%, 07/10/43	631,494	0.4
640,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.233%, 11/10/38	654,528	0.5
350,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9, 5.055%, 09/11/42	353,883	0.3
913,068		Bear Stearns Commercial Mortgage Securities Trust, 4.750%-5.957%, 06/11/41-06/11/50	915,273	0.6
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
430,000		CD 2007-CD5 Mortgage Trust AJ, 6.124%, 11/15/44	$469,330	0.3
250,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.235%, 06/10/36	255,115	0.2
330,000		Commercial Mortgage Trust, 5.225%, 07/15/44	334,851	0.2
625,261		Commercial Mortgage Trust, 5.289%, 12/11/49	653,636	0.5
16,248	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	16,262	0.0
600,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	600,121	0.4
577,000		Credit Suisse First Boston Mortgage Securities Corp., 5.290%, 08/15/38	581,404	0.4
620,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	654,819	0.5
335,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	354,030	0.3
100,000	#	Del Coronado Trust, 4.000%, 03/15/26	100,120	0.1
790,728		GMAC Commercial Mortgage Securities, Inc. Series 2005-C1 Trust, 4.754%, 05/10/43	790,344	0.6
270,000	#	Hilton USA Trust 2013-HLT, 2.662%, 11/05/30	271,155	0.2
39,818		JP Morgan Chase Commercial Mortgage Securities Corp., 5.260%, 01/12/43	39,818	0.0
260,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-CIBC12, 4.987%, 09/12/37	261,105	0.2
160,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.382%, 12/15/44	164,472	0.1
380,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.425%, 04/15/27	379,178	0.3

See Accompanying Notes to Financial Statements

85

Voya Short Term Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,210,000		LB-UBS Commercial Mortgage Trust, 5.127%, 09/15/40	$1,223,498	0.8
798,912		LB-UBS Commercial Mortgage Trust, 5.300%-5.323%, 11/15/38-11/15/40	813,288	0.6
640,000		Morgan Stanley Capital I Trust, 5.073%, 08/13/42	642,478	0.5
88,372		Morgan Stanley Capital I Trust, 5.185%, 10/12/52	88,233	0.1
71,433	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	72,064	0.0
800,000	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	839,046	0.6
180,809		TIAA Seasoned Commercial Mortgage Trust, 5.532%, 08/15/39	180,989	0.1
1,338,162		Other Securities	1,348,332	0.9
		Total Collateralized Mortgage Obligations (Cost $15,501,020)	15,130,200	10.7
ASSET-BACKED SECURITIES: 18.0%
		Automobile Asset-Backed Securities: 3.7%
370,000		Capital Auto Receivables Asset Trust 2015-1, 1.610%, 06/20/19	370,524	0.3
350,000		Capital Auto Receivables Asset Trust, 1.620%, 10/22/18	352,589	0.2
226,000		Harley-Davidson Motorcycle Trust 2012-1, 0.910%, 02/15/18	226,333	0.2
480,000		Harley-Davidson Motorcycle Trust 2015-1, 1.670%, 08/15/22	480,854	0.3
350,000		Hyundai Auto Receivables Trust 2013-A, 1.130%, 09/17/18	350,283	0.3
768,000		Hyundai Auto Receivables Trust, 0.750%, 09/17/18	767,345	0.5
650,000		Nissan Auto Receivables 2013-B Owner Trust, 1.310%, 10/15/19	653,466	0.5
140,000		Nissan Auto Receivables 2013-C Owner Trust, 1.300%, 06/15/20	140,405	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
700,000		Smart Trust, 1.050%, 10/14/18	$699,772	0.5
1,162,564		Other Securities	1,165,652	0.8
			5,207,223	3.7
		Credit Card Asset-Backed Securities: 3.0%
300,000		BA Credit Card Trust, 0.445%, 09/16/16	300,202	0.2
800,000		Chase Issuance Trust, 1.150%, 01/15/19	803,794	0.6
210,000		Citibank Credit Card Issuance Trust, 2.150%, 07/15/21	213,752	0.1
786,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	874,150	0.6
582,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	645,156	0.5
650,000		Discover Card Execution Note Trust 2015-A1 A1, 0.525%, 08/17/20	650,807	0.5
740,000		Discover Card Execution Note Trust, 0.605%-2.120%, 07/15/21-01/18/22	743,091	0.5
			4,230,952	3.0
		Home Equity Asset-Backed Securities: 0.2%
205,683		Other Securities	209,078	0.2
		Other Asset-Backed Securities: 11.1%
430,000	#	American Residential Properties 2014-SFR1 Trust, 2.527%, 09/17/31	435,203	0.3
500,000	#	Apidos CDO IV 2006-4A D, 1.756%, 10/27/18	493,090	0.3
325,000	#	ARES XII CLO Ltd. 2007-12A C, 2.262%, 11/25/20	325,171	0.2
250,000	#	Ares XII CLO Ltd., 3.512%, 11/25/20	248,577	0.2
250,000	#	Atrium V, 3.961%, 07/20/20	247,575	0.2
500,000	#	Babson CLO, Inc. 2005-III, 1.956%, 11/10/19	497,845	0.4
250,000	#	Castle Garden Funding, 1.012%, 10/27/20	245,806	0.2

See Accompanying Notes to Financial Statements

86

Voya Short Term Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
300,000	#	Castle Garden Funding, 5.012%, 10/27/20	$299,964	0.2
500,000	#	CIFC Funding 2006-I Ltd., 1.857%, 10/20/20	491,778	0.3
400,000	#	CIFC Funding 2006-II Ltd., 1.862%, 03/01/21	388,420	0.3
120,371	#	CIFC Funding 2006-II Ltd., 4.262%, 03/01/21	118,547	0.1
250,000	#	ColumbusNova CLO Ltd 2006-2A E, 4.006%, 04/04/18	247,451	0.2
250,000	#	ColumbusNova CLO Ltd 2006-II, 1.006%, 04/04/18	246,975	0.2
400,000	#	Diamond Lake CLO Ltd., 1.862%, 12/01/19	391,635	0.3
500,000	#	Eaton Vance CDO IX Ltd., 0.907%, 04/20/19	493,589	0.3
500,000	#	Emporia Preferred Funding III Ltd. 2007-3A B, 0.707%, 04/23/21	490,192	0.3
500,000	#	Fraser Sullivan CLO I Ltd., 2.071%, 03/15/20	490,414	0.3
500,000	#	FRASR 2006-1A B 3/20, 0.741%, 03/15/20	498,134	0.4
300,000	#	GoldenTree Loan Opportunities IV Ltd., 4.506%, 08/18/22	297,830	0.2
500,000	#	GoldenTree Loan Opportunities V Ltd., 3.507%, 10/18/21	500,003	0.4
500,000	#	Greens Creek Funding Ltd., 2.507%, 04/18/21	493,536	0.3
141,758	#	GSAMP Trust 2005-SEA2, 0.521%, 01/25/45	139,252	0.1
500,000	#	Gulf Stream - Compass CLO, 2.256%, 10/28/19	500,093	0.3
500,000	#	Gulf Stream - Compass CLO, 3.706%, 10/28/19	500,328	0.4
500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.670%, 06/17/21	487,988	0.3
300,000	#	Gulf Stream - Sextant CLO, 0.962%, 08/21/20	297,562	0.2
225,000	#	Gulf Stream - Sextant CLO, 1.862%, 08/21/20	222,153	0.2
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
400,000	#	Halcyon Structured Asset Management Long Secured/ Short Unsecured 2007-1 Ltd. B, 0.706%, 08/07/21	$ 393,594	0.3
500,000	#	Halcyon Structured Asset Management Long Secured/ Short Unsecured, 2.556%, 08/07/21	500,008	0.3
300,000	#	Invitation Homes Trust 2014-SFR2 C, 2.178%, 06/17/32	300,000	0.2
370,620	#	Kennecott Funding Ltd., 2.054%, 01/13/18	368,897	0.3
250,000	#	Kingsland III Ltd., 0.913%, 08/24/21	240,553	0.2
500,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.017%, 03/25/20	493,942	0.3
250,000	#	Madison Park Funding Ltd., 5.506%, 07/26/21	249,273	0.2
330,000	#	MSIM Peconic Bay Ltd., 2.257%, 07/20/19	330,000	0.2
500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.256%, 03/25/20	499,747	0.4
1,000,000	#	Muir Grove CLO Ltd., 3.256%, 03/25/20	998,587	0.7
500,000	#	Northwoods Capital VII Ltd., 3.757%, 10/22/21	500,119	0.4
425,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 1.005%, 05/01/18	424,972	0.3
346,090		Other Securities	346,193	0.2
			15,734,996	11.1
		Total Asset-Backed Securities (Cost $25,291,573)	25,382,249	18.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.6%
		Federal Home Loan Mortgage Corporation: 3.1%##
1,020,671		5.000%, due 07/15/39	1,089,369	0.8
784,234		5.500%, due 11/01/38	893,580	0.6
563,900		5.500%, due 02/01/39	635,695	0.4
1,060,246		6.000%, due 12/15/28	1,216,252	0.9

See Accompanying Notes to Financial Statements

87

Voya Short Term Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
476,583	5.500%, due 01/01/37- 10/01/38	$540,238	0.4
		4,375,134	3.1
	Federal National Mortgage Association: 2.9%##
672,602	3.000%, due 04/25/40	692,432	0.5
724,425	5.000%, due 01/01/23	786,956	0.6
555,233	6.000%, due 01/01/38	643,268	0.4
1,940,393	3.000%-5.000%, due 07/01/34-10/25/50	2,023,096	1.4
		4,145,752	2.9
	Government National Mortgage Association: 1.6%
632,033	4.397%, due 05/16/51	688,801	0.5
1,329,855	7.120%, due 04/20/39	1,567,059	1.1
		2,255,860	1.6
	Total U.S. Government Agency Obligations (Cost $10,555,559)	10,776,746	7.6
U.S. TREASURY OBLIGATIONS: 3.8%
	U.S. Treasury Notes: 3.8%
4,040,000	0.375%, due 03/31/16	4,043,790	2.9
686,000	1.000%, due 03/15/18	688,465	0.5
618,000	0.500%-1.750%, due 03/31/17-03/31/22	618,249	0.4
	Total U.S. Treasury Obligations (Cost $5,343,836)	5,350,504	3.8

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: —%
OTC Interest Rate Swaptions: —%
17,296,000	@	Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 5.070%, Exp. 05/29/15 Counterparty: Credit Suisse Group AG	—	—
		Total Purchased Options (Cost $79,562)	—	—
		Total Long-Term Investments (Cost $139,167,314)	139,486,042	98.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Securities Lending Collateralcc: 0.7%
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 03/31/15, 0.22%, due 04/01/15 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Securities, 0.875%-3.125%, Market Value plus accrued interest $1,020,000, due 08/15/17-02/15/42)	$1,000,000	0.7
21,526	Nomura Securities, Repurchase Agreement dated 03/31/15, 0.13%, due 04/01/15 (Repurchase Amount $21,526, collateralized by various U.S. Government Agency Obligations, 1.280%-7.500%, Market Value plus accrued interest $21,956, due 08/18/15-10/20/64)	21,526	0.0
		1,021,526	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
1,707,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $1,707,000)	1,707,000	1.2
	Total Short-Term Investments (Cost $2,728,526)	2,728,526	1.9
	Total Investments in Securities (Cost $141,895,840)	$142,214,568	100.7
	Liabilities in Excess of Other Assets	(1,048,131)	(0.7)
	Net Assets	$141,166,437	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

88

Voya Short Term Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

††	Rate shown is the 7-day yield as of March 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at March 31, 2015.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$961,228
Gross Unrealized Depreciation	(642,500)
Net Unrealized Appreciation	$318,728

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2015
Asset Table
Investments, at fair value
Purchased Options	$—	$—	$—	$—
Corporate Bonds/Notes	—	82,846,343	—	82,846,343
Collateralized Mortgage Obligations	—	15,130,200	—	15,130,200
Short-Term Investments	1,707,000	1,021,526	—	2,728,526
Asset-Backed Securities	—	25,382,249	—	25,382,249
U.S. Treasury Obligations	—	5,350,504	—	5,350,504
U.S. Government Agency Obligations	—	10,776,746	—	10,776,746
Total Investments, at fair value	$1,707,000	$140,507,568	$—	$142,214,568
Other Financial Instruments+
Futures	129,526	—	—	129,526
Total Assets	$1,836,526	$140,507,568	$—	$142,344,094
Liabilities Table
Other Financial Instruments+
Futures	$(153,046)	$—	$—	$(153,046)
Total Liabilities	$(153,046)	$—	$—	$(153,046)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

89

Voya Short Term Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

At March 31, 2015, the following futures contracts were outstanding for Voya Short Term Bond Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	201	06/30/15	$44,050,408	$125,784
U.S. Treasury Long Bond	3	06/19/15	491,625	3,742
			$44,542,033	$129,526
Short Contracts
U.S. Treasury 10-Year Note	(38)	06/19/15	(4,898,437)	(31,407)
U.S. Treasury 5-Year Note	(118)	06/30/15	(14,184,891)	(121,639)
			$(19,083,328)	$(153,046)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$129,526
Total Asset Derivatives		$129,526
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$153,046
Total Liability Derivatives		$153,046

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2015 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Total
Foreign exchange contracts	$8,535	$—	$—	$8,535
Credit contracts	—	—	(43,617)	(43,617)
Interest rate contracts	—	(353,349)	—	(353,349)
Total	$8,535	$(353,349)	$(43,617)	$(388,431)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Total
Foreign exchange contracts	$—	$(5,895)	$—	$(5,895)
Interest rate contracts	(79,562)	—	(129,952)	(209,514)
Total	$(79,562)	$(5,895)	$(129,952)	$(215,409)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.
**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

90

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 71.0%
	Affiliated Investment Companies: 71.0%
15,353	Voya Emerging Markets Corporate Debt Fund - Class P	$151,075	2.4
15,803	Voya Emerging Markets Hard Currency Debt Fund - Class P	149,658	2.3
181,515	Voya Floating Rate Fund - Class P	1,835,117	28.7
148,764	Voya High Yield Bond Fund - Class P	1,210,939	18.9
23,280	Voya Investment Grade Credit Fund - Class P	257,707	4.0
90,920	Voya Securitized Credit Fund - Class P	936,476	14.7
	Total Mutual Funds (Cost $4,566,518)	4,540,972	71.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 1.5%
		Financial: 1.5%
30,000		JPMorgan Chase & Co., 6.125%, 12/29/49	30,747	0.5
30,000		M&T Bank Corp., 6.450%, 12/29/49	32,550	0.5
30,000		Wells Fargo & Co., 5.900%, 12/29/49	31,313	0.5
		Total Corporate Bonds/Notes (Cost $93,329)	94,610	1.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 8.4%
10,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.821%, 02/10/51	10,573	0.2
10,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.456%, 07/10/43	10,028	0.1
11,022		Citigroup Mortgage Loan Trust, 5.486%, 11/25/36	9,773	0.1
98,902	^	Commercial Mortgage Pass Through Certificates, 1.415%, 04/10/47	7,953	0.1
98,733	^	Commercial Mortgage Trust, 1.413%, 10/10/46	8,196	0.1
20,000		Commercial Mortgage Trust, 5.225%, 07/15/44	20,294	0.3
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,000		Commercial Mortgage Trust, 5.225%, 07/15/44	$10,152	0.2
10,000		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	10,942	0.2
275,000		Fannie Mae Connecticut Avenue Securities, 5.174%, 11/25/24	289,378	4.5
780,258	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	4,177	0.1
1,000,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.358%, 12/15/47	24,547	0.4
10,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.697%, 06/12/41	9,885	0.1
10,000		LB-UBS Commercial Mortgage Trust 2005-C7, 5.350%, 11/15/40	10,125	0.2
10,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.842%, 06/15/38	10,249	0.2
10,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.842%, 06/15/38	10,181	0.2
10,000		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	10,014	0.1
10,000		LB-UBS Commercial Mortgage Trust, 5.206%, 08/15/36	10,097	0.1
5,668		LB-UBS Commercial Mortgage Trust, 6.284%, 04/15/40	5,712	0.1
4,239		LB-UBS Commercial Mortgage Trust, 8.150%, 07/15/32	4,256	0.1
139,335 ^		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 XA, 1.285%, 08/15/47	10,728	0.2
13,363		Prime Mortgage Trust, 5.500%, 03/25/37	12,168	0.2
20,000		Wachovia Bank Commercial Mortgage Trust Series, 5.715%, 05/15/43	20,446	0.3

See Accompanying Notes to Financial Statements

91

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,000		Wachovia Bank Commercial Mortgage Trust Series, 5.964%, 02/15/51	$10,241	0.2
97,882	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.490%, 03/15/48	7,697	0.1
		Total Collateralized Mortgage Obligations (Cost $520,351)	537,812	8.4
U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.2%
		Federal Home Loan Mortgage Corporation: 4.0%##
1,295,583	^	6.500%, due 06/15/32	191,504	3.0
58,493		8.000%, due 08/15/35	68,785	1.0
			260,289	4.0
		Federal National Mortgage Association: 6.7%##
61,363,744	^	0.050%, due 06/25/42	113,983	1.8
941,594	^	4.500%, due 10/25/41	162,825	2.5
21,679		5.500%, due 10/01/39	24,601	0.4
730,080	^	6.426%, due 03/25/32	125,194	2.0
			426,603	6.7
		Government National Mortgage Association: 2.5%
6,767,355	^	0.650%, due 11/20/37	134,008	2.1
149,510	^	3.500%, due 10/20/41	25,236	0.4
			159,244	2.5
		Total U.S. Government Agency Obligations (Cost $792,013)	846,136	13.2
U.S. TREASURY OBLIGATIONS: 3.3%
		U.S. Treasury Bonds: 1.0%
55,000		3.000%, due 11/15/44	60,281	1.0
		U.S. Treasury Notes: 2.3%
54,000		1.375%, due 03/31/20	54,012	0.8
1,000		1.750%, due 02/28/22	1,003	0.0
93,000		1.750%, due 03/31/22	93,240	1.5
			148,255	2.3
		Total U.S. Treasury Obligations (Cost $205,943)	208,536	3.3
		Total Long-Term Investments (Cost $6,178,154)	6,228,066	97.4
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
59,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $59,000)	$59,000	0.9
	Total Short-Term Investments (Cost $59,000)	59,000	0.9
	Total Investments in Securities (Cost $6,237,154)	$6,287,066	98.3
	Assets in Excess of Other Liabilities	106,437	1.7
	Net Assets	$6,393,503	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $6,237,299.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$103,494
Gross Unrealized Depreciation	(53,727)
Net Unrealized Appreciation	$49,767

See Accompanying Notes to Financial Statements

92

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2015
Asset Table
Investments, at fair value
Mutual Funds	$4,540,972	$—	$—	$4,540,972
Corporate Bonds/Notes	—	94,610	—	94,610
Collateralized Mortgage Obligations	—	537,812	—	537,812
U.S. Government Agency Obligations	—	846,136	—	846,136
U.S. Treasury Obligations	—	208,536	—	208,536
Short-Term Investments	59,000	—	—	59,000
Total Investments, at fair value	$4,599,972	$1,687,094	$—	$6,287,066
Other Financial Instruments+
Centrally Cleared Swaps	—	5,050	—	5,050
Forward Foreign Currency Contracts	—	3,559	—	3,559
Futures	5,248	—	—	5,248
Total Assets	$4,605,220	$1,695,703	$—	$6,300,923
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(5,057)	$—	$(5,057)
Forward Foreign Currency Contracts	—	(1,219)	—	(1,219)
Futures	(5,485)	—	—	(5,485)
Total Liabilities	$(5,485)	$(6,276)	$—	$(11,761)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended March 31, 2015, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 3/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 3/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$—	$305,112	$(151,054)	$(2,983)	$151,075	$5,112	$(1,053)	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	—	152,448	—	(2,790)	149,658	2,448	—
Voya Emerging Markets Local Currency Debt Fund - Class P	—	290,074	(290,074)	—	—	5,074	(7,066)	—
Voya Floating Rate Fund - Class P	1,975,053	660,936	(785,859)	(15,013)	1,835,117	90,936	(5,859)	—
Voya High Yield Bond Fund - Class P	1,745,189	600,434	(1,066,826)	(67,858)	1,210,939	91,058	13,174	—
Voya Investment Grade Credit Fund - Class P	—	252,408	—	5,299	257,707	2,408	—
Voya Securitized Credit Fund - Class P	—	1,216,083	(296,161)	16,554	936,476	16,143	3,839	4,940
	$3,720,242	$3,477,495	$(2,589,974)	$(66,791)	$4,540,972	$213,179	$3,035	$4,940

See Accompanying Notes to Financial Statements

93

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At March 31, 2015, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Brazilian Real	50,444	Buy	06/19/15	$15,210	$15,441	$231
HSBC Bank PLC	Colombian Peso	36,024,560	Buy	06/19/15	13,253	13,725	472
Barclays Bank PLC	Hungarian Forint	2,629,873	Buy	06/19/15	9,156	9,395	239
Goldman Sachs & Co.	Indonesian Rupiah	213,010,000	Buy	05/22/15	16,101	16,039	(62)
Barclays Bank PLC	Mexican Peso	324,325	Buy	06/19/15	20,839	21,149	310
JPMorgan Chase & Co.	Malaysian Ringgit	70,639	Buy	05/22/15	19,265	18,955	(310)
Morgan Stanley	Peruvian Nuevo Sol	10,410	Buy	06/19/15	3,301	3,315	14
Morgan Stanley	Philippine Peso	44,460	Buy	05/22/15	1,003	993	(10)
Morgan Stanley	Polish Zloty	69,089	Buy	06/19/15	17,640	18,183	543
HSBC Bank PLC	Russian Ruble	396,806	Buy	06/19/15	6,625	6,609	(16)
Morgan Stanley	Thai Baht	457,471	Buy	05/22/15	13,977	14,028	51
Morgan Stanley	Turkish Lira	45,250	Buy	06/19/15	16,828	17,063	235
JPMorgan Chase & Co.	South African Rand	215,760	Buy	06/19/15	17,074	17,558	484
							$2,181
BNP Paribas Bank	Mexican Peso	324,325	Sell	06/19/15	$21,339	$21,150	$189
Citigroup, Inc.	Thai Baht	457,471	Sell	05/22/15	13,984	14,028	(44)
Deutsche Bank AG	Polish Zloty	69,089	Sell	06/19/15	18,249	18,184	65
Deutsche Bank AG	Hungarian Forint	2,629,873	Sell	06/19/15	9,517	9,395	122
Deutsche Bank AG	South African Rand	215,760	Sell	06/19/15	17,791	17,558	233
HSBC Bank PLC	Philippine Peso	44,460	Sell	05/22/15	989	993	(4)
HSBC Bank PLC	Indonesian Rupiah	213,010,000	Sell	05/22/15	16,076	16,038	38
HSBC Bank PLC	Peruvian Nuevo Sol	10,410	Sell	06/19/15	3,324	3,315	9
HSBC Bank PLC	Brazilian Real	50,444	Sell	06/19/15	15,213	15,441	(228)
JPMorgan Chase & Co.	Malaysian Ringgit	70,639	Sell	05/22/15	19,079	18,955	124
JPMorgan Chase & Co.	Turkish Lira	45,250	Sell	06/19/15	17,054	17,063	(9)
JPMorgan Chase & Co.	Colombian Peso	36,024,560	Sell	06/19/15	13,925	13,725	200
Morgan Stanley	Russian Ruble	396,806	Sell	06/19/15	6,072	6,608	(536)
							$159

At March 31, 2015, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury Long Bond	1	06/19/15	$163,875	$5,248
			$163,875	$5,248
Short Contracts
U.S. Treasury 2-Year Note	(4)	06/30/15	(876,625)	(2,665)
U.S. Treasury 5-Year Note	(3)	06/30/15	(360,633)	(2,820)
			$(1,237,258)	$(5,485)

See Accompanying Notes to Financial Statements

94

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

At March 31, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.026% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/12/22	USD	258,000	$4,068	$4,068
Receive a fixed rate equal to 1.9225% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/20/22	USD	575,000	(5,057)	(5,057)
Receive a fixed rate equal to 2.246% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/12/25	USD	49,000	982	982
					$(7)	$(7)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$3,559
Interest rate contracts	Net Assets — Unrealized appreciation*	5,248
Interest rate contracts	Net Assets — Unrealized appreciation**	5,050
Total Asset Derivatives		$13,857
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,219
Interest rate contracts	Net Assets — Unrealized depreciation*	5,485
Interest rate contracts	Net Assets — Unrealized depreciation**	5,057
Total Liability Derivatives		$11,761

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.
**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

95

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2015 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Foreign exchange contracts	$4,836	$—	$—	$4,836
Credit contracts	—	—	(4,788)	(4,788)
Interest rate contracts	—	1,537	3	1,540
Total	$4,836	$1,537	$(4,785)	$1,588

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Foreign exchange contracts	$5,702	$—	$—	$5,702
Interest rate contracts	—	2,954	(7)	2,947
Total	$5,702	$2,954	$(7)	$8,649

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2015:

	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Forward foreign currency contracts	$549	$189	$—	$420	$—	$519	$1,039	$843	$3,559
Total Assets	$549	$189	$—	$420	$—	$519	$1,039	$843	$3,559
Liabilities:
Forward foreign currency contracts	$—	$—	$44	$—	$62	$248	$319	$546	$1,219
Total Liabilities	$—	$—	$44	$—	$62	$248	$319	$546	$1,219
Net OTC derivative instruments by counterparty, at fair value	$549	$189	$(44)	$420	$(62)	$271	$720	$297	$2,340
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$549	$189	$(44)	$420	$(62)	$271	$720	$297	$2,340

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

96

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2015 were as follows:

Fund Name	Type	Per Share Amount
Voya GNMA Income Fund
Class A	NII	$0.2584
Class B	NII	$0.1915
Class C	NII	$0.1920
Class I	NII	$0.2838
Class W	NII	$0.2811
All Classes	ROC	$0.0351
Voya High Yield Bond Fund
Class A	NII	$0.4311
Class B	NII	$0.3655
Class C	NII	$0.3678
Class I	NII	$0.4624
Class P	NII	$0.5123
Class R	NII	$0.4155
Class W	NII	$0.4546
Voya Intermediate Bond Fund
Class A	NII	$0.2761
Class B	NII	$0.2074
Class C	NII	$0.2015
Fund Name	Type	Per Share Amount
Voya Intermediate Bond Fund (continued)
Class I	NII	$0.3120
Class O	NII	$0.2788
Class R	NII	$0.2512
Class R6	NII	$0.3134
Class W	NII	$0.3015
Voya Short Term Bond Fund
Class A	NII	$0.1591
Class C	NII	$0.0837
Class I	NII	$0.1889
Class R(1)	NII	$0.0917
Class R6	NII	$0.1916
Class W	NII	$0.1799
Voya Strategic Income Opportunities Fund
Class A	NII	$0.3460
Class C	NII	$0.3210
Class I	NII	$0.3775
Class R	NII	$0.3681
Class W	NII	$0.3409

NII − Net investment income

ROC − Return of capital

(1)	Commenced operations July 31, 2014.

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Voya GNMA Income Fund	100.00%
Voya High Yield Bond Fund	100.00%
Voya Intermediate Bond Fund	100.00%
Voya Short Term Bond Fund	100.00%
Voya Strategic Income Opportunities Fund	18.16%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

97

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Trustee	January 2014 - Present January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	November 2007 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013 - Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2005 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

98

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	158	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Trustee who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158

Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2015.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

99

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletreec Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	February 2002 - Present

Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	October 2000 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present

Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012 - Present

Senior Vice President - Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

100

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	February 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	October 2000 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 - Present

Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

101

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH CHANGE OF CONTROL EVENT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, when Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund (collectively, the “Funds”), each a series of Voya Funds Trust (the “Trust”), enters into a new investment advisory contract with Voya Investments, LLC (the “Adviser”), and the Adviser enters into a new sub-advisory contract between the Adviser and Voya Investment Management Co. LLC (the “Sub-Adviser”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Board members who have no direct or indirect interest in the Funds’ investment advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Funds in connection with a Change of Control Event, as such term is defined below.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (the “Separation Plan”). Voya Financial, Inc. previously was a wholly-owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

The Funds are subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.”

ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Funds to benefit from the continuation of services by the Adviser, the Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. The Funds’ shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Funds’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Funds to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Funds in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Funds for

102

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Funds.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Funds’ Semi-Annual Report, dated September 30, 2014, under the section titled “Board Consideration and Approval of Investment Advisory and Sub-Advisory Contracts.”

In connection with its approval of the New Agreements, on November 18, 2014, the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Funds. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18, 2014 Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than the terms of the corresponding Prior Agreements.

103

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided thereby under the Prior Agreements; and (b) the November 18, 2014, Change of Control Event is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage the Funds.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENTS

At a meeting held on March 12, 2015, the Board approved amending and restating the Funds’ Management Agreements so that, effective May 1, 2015, the terms of each Fund’s Management Agreement and its

Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for each Fund and, under each Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to each Fund.

In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Funds’ advisory agreements because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided on September 12, 2014, when it renewed the agreements. In analyzing whether to approve the Amended and Restated Investment Management Agreement, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of these agreements and Management’s rationale for proposing the amendments that combine the terms of each Funds’ investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreement, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Funds; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreement would result in no change in the scope of services that the Adviser provides to the Funds and that the personnel who have provided administrative and advisory services to the Funds previously would continue to do so after the Amended and Restated Investment Management Agreement become effective; and (4) representations from Management that the combination of the agreements better aligns the Funds’ contracts with the manner in which Voya provides such services to the Funds. In approving the amendments to the Funds’ Management Agreement, different Board members may have given different weight to different individual factors and related conclusions.

104

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	AR-FIALL (0315-052115)

Annual Report

March 31, 2015

Voya Floating Rate Fund
Classes A, C, I, P*, R and W

*Patent Pending

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	7
Report of Independent Registered Public Accounting Firm	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Portfolio of Investments	22
Tax Information	31
Trustee and Officer Information	32
Advisory Contract Approval Discussion	36

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

A question of resources

Dear Shareholder,

Geopolitical strategy and diplomacy—not to mention the global economy—are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?

Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.

Of course, there are more immediate economic concerns, notably whether central bank support—waning in the U.S., expanding pretty much everywhere else—can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.

What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. Rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
May 1, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2015

As our fiscal year started, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends had just recovered from a 5% slump after ending 2013 at a record high. The Index progressed in fits and starts with some wide swings, to end up 13.98% for the fiscal year. (The Index returned 6.03% for the one year ended March 31, 2015, measured in U.S. dollars.)

A cold and snowy winter depressed hiring and other key statistics like durable goods orders and home sales early in 2014. But with the improvement in the season came a pick-up in U.S. economic data. Employment reports looked steadily better and the unemployment rate fell below 6%. The March bulletin marked the twelfth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled expansion at mostly healthy rates. While the housing market was cooling, the rate of increase in the S&P/Case-Shiller 20-City Composite Home Price Index seemed to be stabilizing in the mid-single digits. The most widely watched measures of consumer confidence touched multi-year high levels. Growth in gross domestic product (“GDP”) was –2.1% (annualized) in the first quarter but rebounded to 5.0% in the third, before pulling back to 2.2% in the fourth.

Yet concerns periodically surfaced about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish, near 2% annually. The U.S. Federal Reserve Board’s (“Fed’s”) monthly Treasury and mortgage-backed securities purchases ended as expected in October. But by then the Fed’s balance sheet had increased fivefold over six years to $4.5 trillion and the aftermath of any attempt to bring the total down was far from clear. In March, the Fed signaled that a rate rise was probably two or three meetings away, even as some measures like industrial production, retail sales and durable goods orders were starting to fade.

Outside of the U.S., growth in China decelerated to 7.4% in 2014, the slowest since 1990, which weighed on global commodity supplying countries. For this and other reasons, oil prices halved between June and December and floundered thereafter. Japan re-entered recession in the third quarter after an April rise in the consumption tax and the rebound, to growth of 1.5% annualized, was a disappointment. But it was predominantly the euro zone that seemed the most problematic. Growth was barely 1% in 2014. Unemployment seemed stuck above 11.0%, while deflation emerged in December. In Greece, a new government was elected with a mandate to ease the terms of its bailout and roll back reforms. At last in January the European Central Bank (“ECB”) announced quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would be made from March 2015 until September 2016.

Securities prices mirrored investors’ mood swings in the later months. The Index actually reached a new peak on September 19, but by October 16 fell 8%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 11% to March 20, before ending the fiscal year 1.7% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 21.40% over the fiscal year; the Barclays U.S. Treasury Bond sub-index just 5.36% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.72%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 6.81%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which returned only 2.00%, reflecting the significant representation of the ailing energy industry and perhaps a pull-back after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 12.73% in the fiscal year, completing nine consecutive winning quarters, the best run since 1998. The health care sector was the top performer, returning 26.19%; not surprisingly, the only loser was energy, which dropped 11.11% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time. Both retreated in the last quarter.

In currencies, the dollar gained ground against most other currencies, surging 28.31% against the euro, as the U.S. ended quantitative easing just as the ECB embarked on it and 16.37% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into stocks (including non-yen) for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 12.44%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index leaped 30.49% in the fiscal year, boosted in the case of Japan’s large exporters by the falling yen, by continued quantitative easing and by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 18.85%. The poor economic data were ultimately trumped by the prospect of quantitative easing, plus the declining euro that went with it. The MSCI UK® Index was much weaker, edging up 6.11%. Nearly half of this index is comprised of 15 names, mostly global banking, energy, pharmaceuticals and materials companies, not particularly representative of an improving economy, and which on average returned barely 1%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of March 31, 2015

Ba	23.5%
B	71.6%
Caa and below	4.9%
Not rated*	0.0%

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. When a bond is not rated by Moody’s it is designated as “Not Rated”. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.49% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned 2.53% for the same period.

Portfolio Specifics: While credit fundamentals remained relatively healthy during the Fund’s fiscal year, overall investor sentiment and, in turn, average loan prices, were buffeted by a series of external headwinds. These included, but were not contained to, widely divergent views as to interest rate expectations and the health of the global economy, intensifying geopolitical risk, escalating regulatory pressure on U.S. financial markets and rapidly declining energy and commodity prices.

As we mentioned in the Fund’s September 30, 2014 semi-annual report, retail investors began moving out of the loan market in April 2014, following 95 straight weeks of inflows. Although collateralized loan obligation (“CLO”) and institutional investors were able to pick up much of the slack, the missing retail investor did create some technical pressure. This was particularly true when new issue supply was, at times during the fiscal year, surprisingly strong.

Adding a little extra drama to the equation was the post-Thanksgiving decline in oil prices. Despite the loan market’s significant underweight to energy as compared to high yield bonds (4-5%, versus 15-17%), we believe loans were pressured by the stress and sell-off in both high yield and equities. In fact, December 2014 was the poorest monthly showing for the Index since August 2011. We believe this was triggered by a confluence of factors, front and center being the energy sector freefall (most pronounced in equities and high yield but certainly not bypassing loans) and a record retail outflow in the first half of the month, itself a function of a “flight to quality” as evidenced by the 10-year Treasury yield falling near the psychological 2% level. By the mid-way point in December, the Index’s calendar year-to-date return was nearing negative territory for the first time since 2008.

TOP TEN LOAN ISSUERS AS OF MARCH 31, 2015 AS A PERCENTAGE OF:
NET ASSETS
Level 3 Financing, Inc	1.3%
Delta2 Sarl Luxembourg (Formula One World Championship)	1.1%
Freescale Semiconductor, Inc.	1.1%
Amaya Gaming Group Inc.	1.1%
BJs Wholesale Club	1.1%
Valeant Pharmaceuticals International, Inc.	1.0%
Asurion, LLC	0.9%
Fitness International, LLC.	0.9%
Dell International LLC	0.9%
PetSmart, Inc.	0.9%

Subject to change daily.

Following the negative impact in December from plunging oil prices, the loan market spent the first quarter of 2015 recovering much of its losses. Retail outflows moderated and overall sentiment improved, buoyed in part by the slowing descent of oil and the Bureau of Economic Analysis revision of third-quarter U.S. gross domestic product growth to 5% from 3.9% (the largest increase in 11 years). Prices were further supported by a shift in technical factors toward demand, with CLO and institutional investors providing a steady stream of strong inflows against weakening new issue supply.

Fundamental credit risk, as traditionally measured by trailing default rates and forward default indictors, remained exceptionally low for the reporting period. Although the Index’s trailing default rate by principal did rise materially and abruptly in April 2014 due to the highly anticipated bankruptcy of Energy Futures Holdings (“EFH”, the largest single Index constituent), the event had little immediate impact on market sentiment or average loan prices. The Index’s trailing 12-month default rate by principal amount ended the Fund’s fiscal year at 3.79%. Excluding EFH (which will be removed from the figure at the end of April 2015) the default rate ended the reporting period at 1.02%.

The Fund underperformed its benchmark after deducting fees and operating costs. Performance for the reporting period was attributable primarily to a conscious underweight of the oil and gas sector and a zero weight to Energy Future Holdings. The Fund’s top industry exposures at the end of the reporting period were electronics, health care, retail, business equipment & services and telecommunications. These sector exposures were generally beneficial to returns during the reporting period. During the period, the Fund held positions in three of the five the largest contributors to Index performance: iHeart Communications, Inc., Asurion Corp. LLC and Dell International LLC. During the period, the Fund held no position in any of the five largest detractors to Index performance. Cash levels were brought up slightly higher than normal during December 2014, due to a highly volatile investor sentiment period that created an atmosphere of unpredictable redemption activity. However, the Fund’s cash position was brought back down by the end of the fiscal year as market dynamics improved.

Credit spreads remained range bound for much of the period, although they widened at the end of December. By end of the fiscal year, nominal spreads for the Index were at 4.43%, 15 basis points wider than the same point in 2014. In an effort to capture what we believed

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

to be the best relative value available, the bulk of incremental investment during the fiscal year took place in the new issue market (which typically offers a slight discount to face value), with increasing opportunity in the last few months of the fiscal year to find what we believed to be attractive valuation in the secondary market. As of period-end, the weighted average coupon of the portfolio’s loan assets, inclusive of LIBOR floors, was 4.98%, as compared to 4.70% for the Index.

The Fund continues to be well diversified, with 302 individual issuers and 36 different industry sectors represented. The average issuer exposure at period-end stood at 0.33% of assets under management (“AUM”), while the average industry exposure closed the fiscal year at 2.78% of AUM. Both measures were relatively unchanged from the prior reporting period.

Current Strategy & Outlook: Even though the floating rate loan market has recently rallied as a result of a less than robust forward new issue calendar, we remain constructive on the forward prospects for the loan asset class given a still attractive absolute and relative yield and a reasonably sanguine outlook for fundamental credit risk (ex-energy). In addition, although recent data related to global growth prospects have in some cases tempered expectations for a June or September 2015 rate hike, it does appear that the U.S. Federal Reserve Board continues to take incremental measures to prepare the markets for an eventual move higher. We believe predominant risks to loan performance continue to include potential energy-related volatility, particularly in those issuers and sub-sectors most vulnerable to persistent price weakness. We also remain on watch for unexpected weakness in first quarter 2015 corporate earnings and any resultant shift in investor expectations for the broader economy in general.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Jeffrey A. Bakalar Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Managing Director Voya Investment Management Co. LLC

Voya Floating Rate Fund April 27, 2015

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year	3 Year	Since Inception of Class A, C, I, R and W August 17, 2010	Since Inception of Class P June 14, 2013
Including Sales Charge:
Class A(1)	–0.05%	3.59%	4.10%	—
Class C(2)	0.73%	3.70%	3.90%	—
Class I	2.85%	4.73%	4.94%	—
Class P	3.53%	—	—	4.04%
Class R	2.34%	4.22%	4.39%	—
Class W	2.74%	4.72%	4.97%	—
Excluding Sales Charge:
Class A	2.49%	4.47%	4.67%	—
Class C	1.72%	3.70%	3.90%	—
Class I	2.85%	4.73%	4.94%	—
Class P	3.53%	—	—	4.04%
Class R	2.34%	4.22%	4.39%	—
Class W	2.74%	4.72%	4.97%	—
S&P/LSTA Leveraged Loan	2.53%	4.90%	5.37%	3.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Floating Rate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2015*	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2015*

Class A	$1,000.00	$1,019.80	1.02%	$5.14	$1,000.00	$1,019.85	1.02%	$5.14
Class C	1,000.00	1,016.00	1.77	8.90	1,000.00	1,016.11	1.77	8.90
Class I	1,000.00	1,021.10	0.77	3.88	1,000.00	1,021.09	0.77	3.88
Class P	1,000.00	1,025.50	0.11	0.56	1,000.00	1,024.38	0.11	0.56
Class R	1,000.00	1,018.60	1.27	6.39	1,000.00	1,018.60	1.27	6.39
Class W	1,000.00	1,021.00	0.77	3.88	1,000.00	1,021.09	0.77	3.88

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Voya Floating Rate Fund, a series of Voya Funds Trust, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Floating Rate Fund as of March 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
May 22, 2015

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2015

ASSETS:
Investments in securities at fair value (Cost $903,422,043)	$900,951,897
Short-term investments at fair value (Cost $73,500,000)	73,500,000
Total Investments at fair value	974,451,897
Receivables:
Investment securities sold	15,134,516
Fund shares sold	2,514,107
Interest	4,343,861
Prepaid structuring fee (Note 7)	39,891
Prepaid expenses	64,870
Reimbursement due from manager	17,121
Other assets	4,859
Total assets	996,571,122
LIABILITIES:
Payable for investment securities purchased	37,089,780
Payable for fund shares redeemed	2,053,815
Income distribution payable	98,583
Payable for investment management fees	433,568
Payable for administrative fees	78,830
Payable for distribution and shareholder service fees	107,055
Accrued trustees fees	8,362
Payable to trustees under the deferred compensation plan (Note 8)	4,859
Other accrued expenses and liabilities	270,041
Total liabilities	40,144,893
NET ASSETS	$956,426,229
NET ASSETS WERE COMPRISED OF:
Paid-in capital	962,220,798
Undistributed net investment income	165,688
Accumulated net realized loss	(3,490,111)
Net unrealized depreciation	(2,470,146)
NET ASSETS	$956,426,229

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2015 (CONTINUED)

Class A:
Net assets	$46,566,062
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,605,538
Net asset value and redemption price per share	$10.11
Maximum offering price per share (2.50%)(1)(2)	$10.37

Class C:
Net assets	$63,817,925
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	6,310,671
Net asset value and redemption price per share(2)	$10.11

Class I:
Net assets	$590,583,219
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	58,426,660
Net asset value and redemption price per share(2)	$10.11

Class P:
Net assets	$23,301,708
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	2,305,889
Net asset value and redemption price per share	$10.11

Class R:
Net assets	$99,782,691
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	9,880,727
Net asset value and redemption price per share	$10.10

Class W:
Net assets	$132,374,624
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	13,066,735
Net asset value and redemption price per share	$10.13
___________________
(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2015

INVESTMENT INCOME:
Interest	$38,724,925
Other	514,965
Total investment income	39,239,890

EXPENSES:
Investment management fees	4,682,824
Administration fees	851,422
Distribution and service fees:
Class A	162,838
Class C	758,305
Class R	516,604
Transfer agent fees:
Class A	52,489
Class C	59,298
Class I	62,738
Class P	684
Class R	79,565
Class W	111,375
Shareholder reporting expense	70,514
Custody and accounting expense	419,350
Registration fees	156,853
Professional fees	89,510
Trustees fees	29,335
Structuring fee (Note 7)	40,109
Commitment fee	147,278
Miscellaneous expense	44,024
Total expenses	8,335,115
Net waived and reimbursed fees	(504,903)
Net expenses	7,830,212
Net investment income	31,409,678

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(3,488,489)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,990,447)
Net change in unrealized appreciation (depreciation)	(4,990,447)
Net realized and unrealized loss	(8,478,936)
Increase in net assets resulting from operations	$22,930,742

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS:
Net investment income	$31,409,678	$23,580,425
Net realized gain (loss)	(3,488,489)	665,332
Net change in unrealized appreciation (depreciation)	(4,990,447)	(2,033,568)
Net increase in net assets resulting from operations	22,930,742	22,212,189

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,308,081)	(3,173,407)
Class C	(2,120,446)	(1,966,091)
Class I	(16,500,685)	(9,915,178)
Class P	(1,253,355)	(1,108,235)
Class R	(3,411,073)	(2,311,746)
Class W	(5,452,998)	(5,205,552)
Net realized gains:
Class A	—	(88,302)
Class C	—	(70,871)
Class I	—	(257,093)
Class P	—	(48,328)
Class R	—	(76,469)
Class W	—	(124,245)
Return of capital:
Class A	—	(93,754)
Class C	—	(76,711)
Class I	—	(290,450)
Class P	—	(78,318)
Class R	—	(87,417)
Class W	—	(136,297)
Total distributions	(31,046,638)	(25,108,464)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	512,077,195	663,037,010
Reinvestment of distributions	29,275,148	22,965,642
	541,352,343	686,002,652
Cost of shares redeemed	(426,249,871)	(181,142,287)
Net increase in net assets resulting from capital share transactions	115,102,472	504,860,365
Net increase in net assets	106,986,576	501,964,090
NET ASSETS:
Beginning of year or period	849,439,653	347,475,563
End of year or period	$956,426,229	$849,439,653
Undistributed (distributions in excess of) net investment income at end of year or period	$165,688	$(197,352)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses, net of fee waivers and/or recoupments, if any (2)(3)	Expenses, net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-15	10.22	0.36		(0.11)	0.25	0.36	—	—	0.36	10.11	2.49	1.09	1.02	1.02	3.53	46,566	60
03-31-14	10.28	0.38	*	(0.02)	0.36	0.40	0.01	0.01	0.42	10.22	3.58	1.08	1.01	1.01	3.71	98,669	124
03-31-13	10.10	0.52	*	0.21	0.73	0.53	0.02	—	0.55	10.28	7.41	1.11	1.01	1.01	5.08	35,918	101
03-31-12	10.26	0.43	*	(0.08)	0.35	0.45	0.06	—	0.51	10.10	3.58	1.12	1.01	1.01	4.23	10,266	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.25	0.46	0.19	0.01	—	0.20	10.26	4.57	1.30	1.02	1.02	3.49	18,411	73
Class C
03-31-15	10.22	0.28		(0.11)	0.17	0.28	—	—	0.28	10.11	1.72	1.84	1.77	1.77	2.81	63,818	60
03-31-14	10.28	0.30	*	(0.02)	0.28	0.32	0.01	0.01	0.34	10.22	2.81	1.83	1.76	1.76	2.97	84,619	124
03-31-13	10.10	0.44	*	0.21	0.65	0.45	0.02	—	0.47	10.28	6.61	1.86	1.76	1.76	4.33	26,367	101
03-31-12	10.26	0.36	*	(0.09)	0.27	0.37	0.06	—	0.43	10.10	2.80	1.87	1.76	1.76	3.71	7,409	79
08-17-10(4)–03-31-11	10.00	0.19	*	0.22	0.41	0.14	0.01	—	0.15	10.26	4.11	2.05	1.77	1.77	3.46	3,356	73
Class I
03-31-15	10.21	0.39		(0.11)	0.28	0.38	—	—	0.38	10.11	2.85	0.78	0.77	0.77	3.86	590,583	60
03-31-14	10.28	0.41	*	(0.03)	0.38	0.43	0.01	0.01	0.45	10.21	3.74	0.76	0.76	0.76	3.99	327,896	124
03-31-13	10.10	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.28	7.67	0.86	0.76	0.76	5.33	165,936	101
03-31-12	10.27	0.47	*	(0.10)	0.37	0.48	0.06	—	0.54	10.10	3.74	0.87	0.76	0.76	4.65	173,722	79
08-17-10(4)–03-31-11	10.00	0.25	*	0.23	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	3.93	170,660	73
Class P
03-31-15	10.21	0.45	*	(0.10)	0.35	0.45	—	—	0.45	10.11	3.53	0.77	0.11	0.11	4.40	23,302	60
06-14-13(4)–03-31-14	10.22	0.37	*	0.00 •	0.37	0.36	0.01	0.01	0.38	10.21	3.71	0.75	0.10	0.10	4.58	86,265	124
Class R
03-31-15	10.20	0.34		(0.11)	0.23	0.33	—	—	0.33	10.10	2.34	1.34	1.27	1.27	3.33	99,783	60
03-31-14	10.27	0.35	*	(0.03)	0.32	0.37	0.01	0.01	0.39	10.20	3.23	1.33	1.26	1.26	3.47	98,457	124
03-31-13	10.09	0.49	*	0.21	0.70	0.50	0.02	—	0.52	10.27	7.15	1.36	1.26	1.26	4.84	32,371	101
03-31-12	10.26	0.41	*	(0.09)	0.32	0.43	0.06	—	0.49	10.09	3.22	1.37	1.26	1.26	4.26	16,515	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.23	0.44	0.17	0.01	—	0.18	10.26	4.39	1.55	1.27	1.27	3.87	7,897	73
Class W
03-31-15	10.24	0.38	*	(0.11)	0.27	0.38	—	—	0.38	10.13	2.74	0.84	0.77	0.77	3.82	132,375	60
03-31-14	10.30	0.41	*	(0.02)	0.39	0.43	0.01	0.01	0.45	10.24	3.83	0.83	0.76	0.76	3.98	153,532	124
03-31-13	10.12	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.30	7.66	0.86	0.76	0.76	5.34	86,844	101
03-31-12	10.27	0.45	*	(0.06)	0.39	0.48	0.06	—	0.54	10.12	3.93	0.87	0.76	0.76	4.74	52,351	79
08-17-10(4)–03-31-11	10.00	0.24		0.24	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	4.49	3,319	73

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)
Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
*	Calculated using average number of shares outstanding throughout the period.
•	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2015

NOTE 1 — ORGANIZATION

Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P*, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Loan and Other Security Valuation. The net asset value (“NAV”) per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the period ended March 31, 2015, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund did not enter into any futures contracts during the period ended March 31, 2015.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency.

E.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

F.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities in emerging markets.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the year ended March 31, 2015, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $602,650,894 and $481,422,684, respectively. At March 31, 2015, the Fund held loans valued at $900,951,897 representing 92.5% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the investment management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

The Fund has entered into an administrative agreement (“Administrative Agreement”) with the Administrator. The

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2015 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES (continued)

Administrator provides certain administrative and shareholder services necessary for the Fund’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. The Administrator is contractually obligated to waive the administrative fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Please see Note 13 — Subsequent Events on the Combination of the former Management Agreement and Administrative Agreement.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended March 31, 2015, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$9,705	$—
Contingent Deferred Sales Charge	1	2,022

NOTE 6 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class R — 1.25%
Class W — 0.75%

The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

The Expense Limitation Agreement is contractual through August 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

As of March 31, 2015, the amounts of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31,
2016	2017	2018	Total
$258,001	$27,772	$73,436	$359,209

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2015 are as follows:

	March 31,
	2016	2017	2018	Total
Class A	$—	$58,561	$42,325	$100,886
Class C	—	45,651	48,425	94,076
Class R	—	45,543	64,840	110,383
Class W	—	89,220	90,613	179,833

NOTE 7 — LINE OF CREDIT

Effective September 30, 2014, the Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $160,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities;

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2015 (CONTINUED)

or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears and a structuring fee of $80,000, which is expensed over a year. Prior to September 30, 2014, the aggregate amount of the Fund’s Credit Agreement was $50,000,000, the Fund paid a commitment fee equal to 0.10% on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the period ended March 31, 2015, the Fund did not utilize the line of credit.

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2015, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the Fund:

Subsidiary/Affiliated Investment Company	Percentage
Voya Institutional Trust Company	10.36%
Voya Solution 2025 Portfolio	6.05
Voya Solution 2035 Portfolio	5.55

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. When the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 9 — UNFUNDED COMMITMENTS

As of March 31, 2015 the fund had no unfunded loan commitments.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
03-31-15	2,249,021	203,973	(7,504,150)	(5,051,156)	22,719,599	2,066,570	(76,107,000)	(51,320,831)
03-31-14	10,358,888	300,298	(4,496,100)	6,163,086	105,961,693	3,069,687	(45,976,978)	63,054,402
Class C
03-31-15	1,362,500	171,414	(3,503,895)	(1,969,981)	13,836,136	1,735,015	(35,440,920)	(19,869,769)
03-31-14	7,090,057	146,813	(1,520,485)	5,716,385	72,569,083	1,500,823	(15,551,282)	58,518,624
Class I
03-31-15	41,396,712	1,527,485	(16,605,069)	26,319,128	418,053,737	15,430,153	(167,643,166)	265,840,724
03-31-14	23,772,696	903,969	(8,713,189)	15,963,476	243,019,631	9,237,941	(89,046,679)	163,210,893
Class P
03-31-15	1,039,221	118,003	(7,297,558)	(6,140,334)	10,570,000	1,193,972	(74,339,304)	(62,575,332)
06/14/13(1)–03-31-14	8,325,387	120,836	—	8,446,223	85,118,085	1,234,895	—	86,352,980
Class R
03-31-15	1,761,833	336,863	(1,866,362)	232,334	17,852,280	3,403,897	(18,804,991)	2,451,186
03-31-14	6,582,358	241,982	(327,028)	6,497,312	67,216,665	2,470,595	(3,339,976)	66,347,284
Class W
03-31-15	2,856,992	537,128	(5,326,743)	(1,932,623)	29,045,443	5,445,541	(53,914,490)	(19,423,506)
03-31-14	8,689,498	532,300	(2,656,442)	6,565,356	89,151,853	5,451,701	(27,227,372)	67,376,182

(1)	Commencement of Operations.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2015 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2015:

Paid-in Capital	Accumulated Net Realized Gains/(Losses)
$12	$ (12)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends to shareholders was as follows:

Year Ended March 31, 2015	Year Ended March 31, 2014
Ordinary Income	Ordinary Income	Long-term Capital Gain	Return of Capital
$ 31,046,638	$24,088,134	$257,383	$762,947

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2015 were:

			Capital Loss Carryforwards
Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
$ 268,976	$ (2,143,096)	$ (2,768,341)	$(790,937)	Short-term	None
			(257,883)	Long-term	None
			$(1,048,820)

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of March 31, 2015, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — RESTRUCTURING PLAN

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2015 (CONTINUED)

NOTE 12 — Restructuring Plan (continued)

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-adviser.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

NOTE 13 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2015, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$ 0.0303	May 1, 2015	Daily
Class C	$ 0.0241	May 1, 2015	Daily
Class I	$ 0.0324	May 1, 2015	Daily
Class P	$ 0.0379	May 1, 2015	Daily
Class R	$ 0.0283	May 1, 2015	Daily
Class W	$ 0.0324	May 1, 2015	Daily

Combination of former Management Agreement and Administrative Agreement: At a meeting held on March 12, 2015, the Board approved amending and restating the Fund’s Management Agreement so that, effective May 1, 2015, the terms of the Fund’s Management Agreement and its Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2015

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: 94.2%
Aerospace & Defense: 0.4%
2,961,372		Custom Sensors & Technologies, First Lien Term Loan, 4.500%, 09/30/21	$2,972,477	0.3
997,449		Transdigm, Inc., Term Loan C, 3.750%, 02/28/20	997,371	0.1
			3,969,848	0.4
Air Transport: 0.1%
997,494		United Airlines, Inc., New Term Loan, 3.750%, 09/15/21	998,117	0.1
Automotive: 3.9%
1,000,000		BBB Industries US Holdings, Inc., First Lien Term Loan, 6.000%, 11/03/21	1,003,750	0.1
2,493,750		Dealer Tire, LLC, Term Loan B, 5.500%, 12/22/21	2,512,453	0.3
2,375,000	(1)	Dynacast International LLC, First Lien Term Loan, 5.250%, 01/28/22	2,391,300	0.3
6,223,750	(1)	Federal-Mogul Corporation, Term Loan C, 4.750%, 04/15/21	6,214,414	0.6
3,454,129		Fram Group Holdings Inc., First Lien Term Loan, 6.500%, 07/31/17	3,453,590	0.4
196,859		Fram Group Holdings Inc., Second Lien Term Loan, 10.500%, 01/29/18	195,136	0.0
7,116,744		Gates Global LLC, First Lien Secured Term Loan, 4.250%, 07/05/21	7,098,397	0.7
3,111,968	(1)	Key Safety Systems, Inc., First Lien Term Loan, 4.750%, 08/29/21	3,137,252	0.3
3,832,472		Metaldyne Performance Group, Term Loan B, 4.250%, 10/20/21	3,856,755	0.4
75,696		Service King, Delayed Draw Term Loan, 4.750%, 08/18/21	76,216	0.0
671,801		Service King, Term Loan B, 4.750%, 08/18/21	676,420	0.1
5,758,076		TI Group Automotive Systems, L.L.C., Term Loan B, 4.250%, 07/02/21	5,762,872	0.6
720,531		UCI International, Inc., Term Loan B, 5.500%, 07/26/17	710,624	0.1
			37,089,179	3.9
Beverage & Tobacco: 0.6%
6,000,000		Jacobs Douwe Egberts , Term Loan B-1 USD, 3.500%, 07/23/21	5,988,750	0.6
Building & Development: 1.4%
2,209,951		Doosan Infracore Bobcat Holdings Co., Ltd., Term Loan B, 4.500%, 05/27/21	2,237,575	0.2
2,068,657		Minimax Viking GmbH, Facility B1 Loan, 4.250%, 08/16/20	2,057,021	0.2
2,643,247		NCI Building Systems, Inc., Term Loan, 4.250%, 06/24/19	2,643,246	0.3
1,496,222		Ply Gem Industries, Inc., Term Loan, 4.000%, 01/30/21	1,485,000	0.2
243,158		Quikrete Holdings, Second Lien Term Loan, 7.000%, 03/23/21	244,830	0.0
1,991,000		Quikrete Holdings, Term Loan B, 4.000%, 09/23/20	1,992,244	0.2
989,975		SMG, First Lien Term Facility, 4.500%, 03/03/20	990,594	0.1
1,417,376		Wilsonart LLC, Term Loan B, 4.000%, 10/31/19	1,415,605	0.2
			13,066,115	1.4
Business Equipment & Services: 6.7%
5,835,375		Acosta, Inc., Term Loan B, 5.000%, 09/26/21	5,891,686	0.6
5,074,500		Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.250%, 07/23/21	5,079,032	0.5
500,000		AlixPartners LLP, Second Lien Term Loan, 9.000%, 07/09/21	504,375	0.1
3,930,972		AlixPartners LLP, Term Loan B-2, 4.000%, 07/09/20	3,953,084	0.4
3,641,563		Allflex Holdings III, Inc., First Lien Term Loan, 4.250%, 07/17/20	3,646,114	0.4
475,000		Allflex Holdings III, Inc., Second Lien Term Loan, 8.000%, 07/19/21	475,989	0.1
1,200,000		Catalina Marketing Corporation, Second Lien Term Loan, 7.750%, 04/11/22	957,000	0.1
1,246,875		Central Security Group, Inc., First Lien Term Loan, 6.250%, 09/30/20	1,248,434	0.1
2,918,328	(1)	Coinmach Service Corp., Feb 2014 Upsized Term Loan, 4.250%, 11/14/19	2,909,209	0.3
1,386,656		First American Payment Systems, First Lien Term Loan, 5.750%, 10/12/18	1,383,190	0.2
815,631		First American Payment Systems, Second Lien, 10.750%, 04/12/19	809,513	0.1
1,238,975		GCA Services, Replacement Term Loan, 4.297%, 11/01/19	1,239,556	0.1
7,511,734	(1)	Interactive Data Corporation, Term Loan B, 4.750%, 05/01/21	7,557,510	0.8
346,154		ION Trading Technologies Limited, Second Lien Term Loan, 7.250%, 06/10/22	342,476	0.0
2,890,238		iQor, First Lien Term Loan, 6.000%, 04/01/21	2,752,952	0.3
1,000,000		iQor, Second Lien Term Loan, 9.750%, 04/01/22	940,000	0.1
717,750		Knowledge Universe Education, LLC, Term Loan B, 5.250%, 03/20/21	725,825	0.1
1,240,625		Learning Care Group, Term Loan, 5.500%, 05/01/21	1,248,379	0.1
2,177,419		Legal Shield, First Lien Term Loan, 6.250%, 07/01/19	2,176,511	0.2
1,000,000		Legal Shield, Second Lien Term Loan, 9.750%, 07/01/20	1,000,000	0.1
382,991		Miller Heiman, Inc., Term Loan B, 6.750%, 09/30/19	371,023	0.0

See Accompanying Notes to Financial Statements

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2015 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Business Equipment & Services: (continued)
19		Misys (Magic Newco 2 S.a.r.l.), Term Loan B add-on, 5.000%, 12/12/18	$19	0.0
2,641,725		Onsite Rental Group Operations Pty Ltd., Senior Secured Term Loan, 5.500%, 07/30/21	2,608,703	0.3
1,500,000		Ship US Bidco, Inc. (Worldpay), Term Loan B2A-II, 5.250%, 11/30/19	1,509,687	0.2
2,040,000		Ship US Bidco, Inc. (Worldpay), Term Loan C2, 4.750%, 11/29/19	2,052,750	0.2
1,881,000		Sophos, Term Loan B USD, 5.000%, 01/30/21	1,890,796	0.2
4,030,000		SourceHOV, First Lien Term Loan, 7.750%, 10/27/19	3,911,619	0.4
1,155,000		SourceHOV, Second Lien Term Loan, 11.500%, 04/27/20	1,111,687	0.1
3,705,618		SurveyMonkey.com, LLC, Term Loan B, 5.500%, 02/07/19	3,735,634	0.4
187,879		Sutherland Global Services, Term Loan B Cayman, 6.000%, 04/22/21	189,171	0.0
807,121		Sutherland Global Services, Term Loan B, 6.000%, 04/22/21	812,670	0.1
891,731		Wash Multi-Family Services, USD Term Loan, 4.503%, 02/21/19	892,846	0.1
			63,927,440	6.7
Cable & Satellite Television: 2.5%
4,500,000		Charter Communications Operating, LLC, Term Loan G, 4.250%, 09/12/21	4,541,837	0.5
2,709,526		Liberty Cablevision of Puerto Rico LLC., First Lien Term Facility, 4.500%, 01/07/22	2,697,672	0.3
250,000		Liberty Cablevision of Puerto Rico LLC., Second Lien Facility, 7.750%, 06/30/23	251,094	0.0
1,868,944		New Wave Communications, Including Add on Term Loan B, 4.750%, 04/30/20	1,868,944	0.2
5,705,658		RCN Cable, Term Loan B, 4.500%, 02/25/20	5,735,373	0.6
2,564,428		Virgin Media Investment Holdings Limited, Term Loan B USD, 3.500%, 06/07/20	2,564,605	0.3
6,282,971		Wideopenwest Finance, LLC, Term Loan B, 4.750%, 04/01/19	6,300,921	0.6
			23,960,446	2.5
Chemicals & Plastics: 4.4%
1,338,063		Armacell, First Lien Term Loan USD, 5.500%, 07/02/20	1,341,408	0.1
1,000,000	(1)	Aruba Investments, Inc (a.k.a Angus Chemical), US Term Loan, 5.250%, 02/02/22	1,008,750	0.1
1,471,718		AZ Chem US Inc., First Lien Senior Secured Term Loan, 4.518%, 06/13/21	1,476,546	0.2
947,625		Eco Services, Term Loan, 4.750%, 12/01/21	953,548	0.1
2,887,994		Emerald Performance Materials LLC, First Lien Term Loan, 4.500%, 08/01/21	2,894,009	0.3
750,000		Emerald Performance Materials LLC, Second Lien Term Loan, 7.750%, 08/01/22	736,875	0.1
495,000		Ennis Flint (a.k.a Road Infrastructure Investment LLC), First Lien Term Facility, 4.250%, 04/01/21	486,337	0.1
1,000,000		Flint Group Holdings S.A.R.L., Second Lien, 8.250%, 09/05/22	977,500	0.1
2,222,147		Flint Group Holdings S.A.R.L., USD Term Loan B2, 4.750%, 09/03/21	2,223,536	0.2
367,347		Flint Group Holdings S.A.R.L., USD Term Loan C, 4.750%, 09/03/21	367,576	0.0
1,144,255		Gemini HDPE LLC, Senior Secured Term Loan, 4.750%, 08/06/21	1,145,686	0.1
325,000		Houghton International, Inc., Second Lien Term Loan, 9.500%, 12/20/20	324,594	0.0
2,198,344		Houghton International, Inc., USD First Lien Term Loan, 4.000%, 12/20/19	2,196,513	0.2
417,744		Kleopatra Lux 2 S.À. R.L, New Term Loan B, 4.750%, 12/21/16	420,442	0.1
792,000		Kronos Worldwide, Inc., Term Loan B Facility, 4.750%, 02/21/20	796,455	0.1
2,690,104	(1)	MacDermid, Inc., First Lien Term Loan, 4.500%, 06/07/20	2,704,755	0.3
919,931		Monarch (Allnex S.a.r.l.), First Lien Term Loan B-1, 4.500%, 10/03/19	923,380	0.1
477,308		Monarch (Allnex S.a.r.l.), First Lien Term Loan B-2, 4.500%, 10/03/19	479,098	0.1
1,294,497		Orion Engineered Carbons, Term Loan B USD, 5.000%, 07/25/21	1,302,048	0.1
2,147,813		Oxea S.a.r.l., First Lien Term Loan USD, 4.250%, 01/15/20	2,090,090	0.2
1,496,173		PQ Corporation, First Lien Term Loan Facility, 4.000%, 08/07/17	1,492,603	0.2
1,737,306		Royal Adhesives & Sealants, First Lien Term Facility, 5.500%, 07/31/18	1,746,717	0.2
2,788,494		Solenis International, L.P., USD First Lien Term Loan, 4.250%, 07/31/21	2,785,881	0.3
2,294,424		Styrolution Group GmbH, Term Loan B-1 USD, 6.500%, 11/07/19	2,305,896	0.2
3,701,337		Tronox Pigments (Netherlands) BV, Term Loan, 4.000%, 03/19/20	3,706,660	0.4
3,677,896		Univar Inc., Term Loan B, 5.000%, 06/30/17	3,678,757	0.4
1,125,263		Vantage Specialties Inc., Incremental Term Loan Facility, 5.000%, 02/10/19	1,125,263	0.1
			41,690,923	4.4
Clothing/Textiles: 0.4%
3,832,459		Herff Jones, Inc., First Lien Term Loan, 6.000%, 12/10/21	3,870,784	0.4
294,553		Vince, LLC, Term Loan, 5.750%, 11/27/19	295,474	0.0
			4,166,258	0.4

See Accompanying Notes to Financial Statements

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2015 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Conglomerates: 0.9%
900		Fender Musical Instruments Corp., Term Loan B, 5.750%, 04/03/19	$900	0.0
1,796,000	(1)	Jason Incorporated, First Lien Term Loan, 5.500%, 06/30/21	1,793,755	0.2
400,000		Jason Incorporated, Second Lien Term Loan, 9.000%, 06/30/22	380,000	0.0
3,947,669		ServiceMaster Company, Term Loan, 4.250%, 07/01/21	3,958,343	0.4
2,073,521		Waterpik, First Lien, 5.750%, 07/08/20	2,070,929	0.2
386,308		WireCo WorldGroup, Inc., Term Loan B, 6.000%, 02/15/17	386,308	0.1
			8,590,235	0.9
Containers & Glass Products: 2.3%
3,483,747		Berlin Packaging, LLC, First Lien Term Loan, 4.500%, 10/01/21	3,497,901	0.4
450,000		Berlin Packaging, LLC, Second Lien Term Facility, 7.750%, 09/30/22	452,672	0.0
1,000,000		Berry Plastics Corporation, Term E Loan, 3.750%, 01/06/21	1,001,806	0.1
1,000,000	(1)	Constantia Flexibles, TL B USD, 02/25/22	1,001,875	0.1
984,724	(2),(3)	EveryWare, Inc., Term Loan, 7.750%, 05/21/20	516,980	0.1
1,450,000		Hilex Poly Co, LLC (aka Novolex), First Lien Term Loan Facility, 6.000%, 12/03/21	1,462,676	0.1
3,397,911		Husky Injection Molding Systems, Ltd, Incremental Term Loan, 4.250%, 06/30/21	3,394,877	0.4
4,295,050		Otter Products, Term Loan B, 5.750%, 06/03/20	4,284,312	0.4
1,469,155		Reynolds Group Holdings Inc, USD Term Loan, 4.500%, 12/01/18	1,476,632	0.2
1,800,000		SIG Combibloc Group AG, USD TL, 5.250%, 03/14/22	1,819,969	0.2
1,779,905	(1)	WNA Holdings Inc (a.k.a Waddington Group), USD Term Loan (Canadian Borrower), 4.503%, 06/07/20	1,773,231	0.2
1,121,719	(1)	WNA Holdings Inc (a.k.a Waddington Group), USD Upsized Term Loan (US Borrower), 4.500%, 06/07/20	1,117,512	0.1
			21,800,443	2.3
Cosmetics/Toiletries: 0.2%
1,545,465		KIK Custom Products, Inc., First Lien with incremental, 5.500%, 04/29/19	1,546,431	0.2
Diversified Insurance: 4.0%
1,934,619		Alliant Holdings, I, LLC, Term Loan B, 5.000%, 12/20/19	1,936,635	0.2
900,000		AmWINS Group, Inc., Second Lien Term Loan, 9.500%, 09/06/20	904,500	0.1
6,834,613		AmWINS Group, Inc., Term Loan B, 5.250%, 09/06/19	6,890,144	0.7
3,308,125		Applied Systems Inc., First Lien Term Loan, 4.286%, 01/25/21	3,313,501	0.3
650,000		Applied Systems Inc., Second Lien Term Loan, 7.500%, 01/24/22	649,838	0.1
1,621,125		Cooper Gay Swett & Crawford, Ltd., First Lien Term Loan, 5.000%, 04/16/20	1,523,858	0.2
1,400,000		Cooper Gay Swett & Crawford, Ltd., Second Lien Term Loan, 8.250%, 10/15/20	1,221,500	0.1
8,779,339		Hub International Limited, Term Loan B, 4.250%, 10/02/20	8,720,807	0.9
5,109,565		National Financial Partners Corp., Term Loan B, 4.500%, 07/01/20	5,105,574	0.5
1,000,000		Sedgwick Holdings, Inc., Incremental Second Lien Term Loan, 6.750%, 02/28/22	980,000	0.1
1,500,000		Sedgwick Holdings, Inc., Second Lien Term Loan, 6.750%, 02/28/22	1,470,000	0.2
5,622,990		USI, Inc., Term Loan, 4.250%, 12/27/19	5,594,875	0.6
			38,311,232	4.0
Drugs: 0.4%
3,482,500		Akorn, Inc, Term Loan, 4.500%, 04/17/21	3,499,912	0.4
Ecological Services & Equipment: 1.0%
4,527,250		4L Holdings Inc., Term Loan B, 5.500%, 05/08/20	4,414,069	0.5
4,182,895		ADS Waste Holdings, Inc., B-2, 3.750%, 10/09/19	4,145,642	0.4
910,000		Waste Industries USA, Inc., Term Loan B, 4.250%, 02/24/20	913,981	0.1
			9,473,692	1.0
Electronics/Electrical: 11.1%
2,000,000		Accuvant Inc., First Lien Term Loan, 6.250%, 01/28/22	2,015,000	0.2
1,876,257		Active Network, Inc., First Lien Term Loan, 5.500%, 11/15/20	1,873,912	0.2
2,871,000		Aptean Holdings, Inc., First Lien Term Loan, 5.250%, 02/27/20	2,820,758	0.3
700,000		Aptean Holdings, Inc., Second Lien Term Loan, 8.500%, 02/27/21	678,125	0.1
2,304,065		Aspect Software, Inc., Term Loan, 7.250%, 05/07/16	2,304,065	0.2
867,856		Avago Technologies, Term Loan B, 3.750%, 05/06/21	870,731	0.1
3,356,440	(1)	Avast Software, Term Loan, 4.750%, 03/21/20	3,376,720	0.4

See Accompanying Notes to Financial Statements

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2015 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Electronics/Electrical: (continued)
4,934,404	(1)	Blackboard Inc., Term Loan B-3, 4.750%, 10/04/18	$4,938,810	0.5
3,388,363		Blue Coat Systems, Inc., First Lien Term Loan, 4.000%, 05/31/19	3,391,893	0.4
1,000,000		Blue Coat Systems, Inc., Second Lien Term Loan, 9.500%, 06/28/20	1,026,250	0.1
2,804,361		BMC Software, Inc., U.S. Term Loan, 5.000%, 09/10/20	2,750,204	0.3
3,850,350		Compuware Corporation, Term Loan B-2, 6.250%, 12/15/21	3,741,258	0.4
8,895,188		Dell International LLC, Term B Loans, 4.500%, 04/30/20	8,960,665	0.9
1,417,931		ECI, Term Loan B, 5.750%, 05/28/21	1,425,612	0.1
2,358,900		Epiq Systems, Inc., Term Loan, 4.500%, 08/27/20	2,364,797	0.2
450,000		Eze Castle Software, Inc., Second Lien Term Loan, 7.250%, 04/04/21	426,375	0.0
1,969,560		Eze Castle Software, Inc., Term Loan B-1, 4.000%, 04/04/20	1,966,277	0.2
950,000		FCI International S.A.S., Term Loan B, 6.250%, 12/31/20	952,969	0.1
6,694,498		Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 4.250%, 02/28/20	6,717,213	0.7
3,467,412		Freescale Semiconductor, Inc., Tranche B-5 Term Loan, 5.000%, 01/15/21	3,490,321	0.4
8,618,503	(1)	Go Daddy Operating Company, LLC, Term Loan, 4.750%, 05/13/21	8,664,293	0.9
1,653,756		Greeneden U.S. Holdings II, LLC, Existing Term Loan B, 4.000%, 02/08/20	1,647,211	0.2
2,149,903		Hyland Software, Inc., First Lien Term Loan, 4.750%, 02/19/21	2,165,692	0.2
475,725		Infor (US), Inc., Term Loan B5, 3.750%, 06/03/20	472,199	0.1
6,444,291		Kronos Incorporated, Upsized Term Loan, 4.500%, 10/30/19	6,465,100	0.7
1,694,000		M/A-COM Technology Solutions Holdings, Inc., Term Loan B, 4.500%, 05/07/21	1,711,999	0.2
2,213,208		Omnitracs Inc., Upsized First Lien Term Loan, 4.750%, 11/25/20	2,220,469	0.2
550,000		Omnitracs Inc., Upsized Second Lien Term Loan, 8.750%, 05/25/21	539,860	0.1
1,239,726		Open Link Financial, Inc., Term Loan, 6.250%, 10/30/17	1,236,626	0.1
5,129,547		RedPrairie Corporation, Incremental First Lien Term Loan, 6.000%, 12/21/18	5,060,940	0.5
500,000		RedPrairie Corporation, Second Lien Term Loan, 11.250%, 12/20/19	454,584	0.0
4,200,000	(1)	Riverbed Technology, Inc., First Lien Term Loan, 02/25/22	4,241,248	0.4
1,006,413		Rovi Solutions Corporation, Term Loan B, 3.750%, 07/02/21	1,003,897	0.1
3,587,000		Skillsoft Corp., First Lien Term Loan, 5.750%, 04/28/21	3,550,233	0.4
738,774		Websense, Inc., Second Lien Term Loan, 8.250%, 12/24/20	740,621	0.1
1,624,384		Websense, Inc., Term Loan B, 4.500%, 06/25/20	1,624,384	0.2
8,062,500		Zebra Technologies, Term Loan B, 4.750%, 10/27/21	8,166,643	0.9
			106,057,954	11.1
Equity REITs and REOCs: 0.1%
1,350,000		Capital Automotive L.P., Second Lien Term Loan, 6.000%, 04/29/20	1,376,156	0.1
Financial Intermediaries: 1.6%
3,745,927		Duff & Phelps, Add-on Term Loan, 4.500%, 04/23/20	3,736,562	0.4
1,957,775		Guggenheim Partners Investment Management Holdings, LLC, Term Loan B, 4.253%, 07/22/20	1,967,563	0.2
1,648,906		MoneyGram International, Inc., Term Loan B, 4.250%, 03/27/20	1,560,277	0.2
3,505,625		Santander Asset Management, Term Loan B-1 USD, 4.250%, 12/17/20	3,518,771	0.4
3,168,000		Trans Union LLC, Term Loan B, 4.000%, 04/09/21	3,171,960	0.3
1,086,250		Walker & Dunlop, Term Loan, 5.250%, 12/20/20	1,088,966	0.1
			15,044,099	1.6
Food Products: 1.7%
3,440,997		Advance Pierre Foods, First Lien Term Loan B, 5.750%, 07/10/17	3,451,214	0.4
1,500,000		Advance Pierre Foods, Second Lien Term Loan, 9.500%, 10/10/17	1,511,250	0.2
1,463,045		Atkins Nutritionals Holdings II, Inc., First Lien Term Loan, 6.250%, 01/02/19	1,459,388	0.1
247,500		Atrium Innovations, Inc., USD First Lien Term Loan, 4.250%, 02/15/21	243,478	0.0
250,000		Atrium Innovations, Inc., USD Second Lien Term Loan, 7.750%, 08/13/21	232,500	0.0
5,294,727		CSM Bakery Supplies, First Lien Term Loan, 5.000%, 07/03/20	5,293,075	0.6
2,724,969		Del Monte Foods Consumer Products, Inc., First Lien, 4.253%, 02/18/21	2,597,803	0.3
450,000		Del Monte Foods Consumer Products, Inc., Second Lien, 8.250%, 08/18/21	408,937	0.0
812,628		NPC International, Term Loan, 4.000%, 12/28/18	801,455	0.1
			15,999,100	1.7

See Accompanying Notes to Financial Statements

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2015 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Food Service: 1.4%
7,929,363		Burger King Corporation, Term Loan B, 4.500%, 12/12/21	$8,017,831	0.8
3,269,481		CEC Entertainment, Inc., First Lien Term Loan, 4.000%, 02/14/21	3,236,378	0.4
1,748,963		P.F. Chang’s China Bistro, Inc., Term Loan, 4.250%, 06/30/19	1,710,704	0.2
			12,964,913	1.4
Food/Drug Retailers: 1.9%
4,700,000	(1)	Albertsons LLC, Term Loan B4, 5.500%, 08/25/21	4,744,387	0.5
2,528,302		Dave & Buster’s, Inc., Term Loan, 4.250%, 07/31/20	2,540,943	0.3
1,673,408		Del Taco, Term Loan, 5.500%, 10/01/18	1,665,041	0.2
2,487,500		Portillo Restaurant Group (The), First Lien Term Loan, 4.750%, 08/04/21	2,491,647	0.2
650,000		Portillo Restaurant Group (The), Second Lien Term Loan, 8.000%, 08/04/22	648,375	0.1
1,015,076		Roundys Supermarkets, Inc., Term Loan B, 5.750%, 03/03/21	979,232	0.1
4,990,214		Supervalu, Term Loan, 4.500%, 03/21/19	5,012,046	0.5
196,040		TGI Friday’s, Inc., First Lien Term Loan, 5.250%, 07/15/20	196,346	0.0
			18,278,017	1.9
Forest Products: 0.0%
393,003		Xerium Technologies, Inc., Term Loan B, 5.750%, 05/17/19	397,916	0.0
Health Care: 10.7%
2,970,000		Accellent, Inc., First Lien Term Loan, 4.500%, 03/14/21	2,954,687	0.3
1,417,875		Aegis Sciences, First Lien Term Loan, 5.500%, 02/19/21	1,426,737	0.1
3,325,259		ATI Physical Therapy, Term Loan B, 5.250%, 12/20/19	3,348,120	0.3
1,741,206		CareCore National, LLC, Term Loan B, 5.500%, 03/05/21	1,752,089	0.2
5,911,411		Catalent Pharma Solutions, Inc. , USD Term Loan, 4.250%, 05/20/21	5,944,201	0.6
1,973,807		CHG Medical Staffing, Inc., New First Lien Term, 4.250%, 11/19/19	1,981,826	0.2
209,783		CHG Medical Staffing, Inc., Upsized Second Lien Term Loan, 9.000%, 11/19/20	210,897	0.0
4,547,425		CHS/Community Health Systems, Inc., Term Loan D, 4.250%, 01/27/21	4,574,900	0.5
3,176,000		Connolly / iHealth Technologies, First Lien, 5.000%, 05/12/21	3,197,835	0.3
1,000,000		Connolly / iHealth Technologies, Second Lien, 8.000%, 05/12/22	997,500	0.1
2,289,747		Correct Care Solutions, First Lien Term Loan, 5.000%, 07/22/21	2,269,712	0.2
2,420,578		DJO Finance LLC, First Lien Term Loan, 4.250%, 09/05/17	2,428,445	0.3
2,955,000		Envision Pharmaceutical Services, First Lien Term Loan, 5.750%, 11/04/20	2,958,676	0.3
1,896,500		Healogics, Inc., First Lien Term Loan, 5.250%, 07/01/21	1,905,982	0.2
1,250,000		Healogics, Inc., Second Lien Term Loan, 9.000%, 07/01/22	1,209,375	0.1
2,536,320		Iasis Healthcare LLC, Term Loan B-2, 4.500%, 05/03/18	2,544,880	0.3
5,384,024		Ikaria Acquisition Inc., First Lien Term Loan, 5.000%, 02/12/21	5,397,484	0.6
1,300,000		Ikaria Acquisition Inc., Second Lien Term Loan, 8.750%, 02/05/22	1,316,250	0.1
1,962,767		Immucor, Inc., Term B-2 Loan, 5.000%, 08/17/18	1,973,195	0.2
1,433,962		Medpace Holdings, Inc., Term Loan B, 4.750%, 04/05/21	1,441,430	0.2
6,557,981		Millennium Laboratories, LLC, Term Loan B, 5.250%, 04/15/21	6,618,098	0.7
2,374,773		Multiplan, Inc, Term Loan, 3.750%, 04/01/21	2,371,379	0.2
1,145,504		NVA Holdings, Inc., First Lien Term Loan, 4.986%, 08/15/21	1,148,368	0.1
3,611,029		Onex Carestream Finance LP, First Lien, 5.000%, 06/07/19	3,628,709	0.4
739,209		Onex Carestream Finance LP, Second Lien, 9.500%, 11/30/19	740,133	0.1
4,565,500		Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.750%, 06/30/21	4,530,903	0.5
3,382,382		Par Pharmaceutical Companies, B-2, 4.000%, 09/30/19	3,382,382	0.4
249,375		Par Pharmaceutical Companies, B-3, 4.250%, 09/28/19	250,466	0.0
3,958,916		Pharmaceutical Product Development, Inc., Term Loan B-1, 4.000%, 12/05/18	3,964,573	0.4
2,534,227		Phillips-Medisize Corporation, First Lien Term Loan, 4.750%, 06/16/21	2,537,395	0.3
250,000		Phillips-Medisize Corporation, Second Lien Term Loan, 8.250%, 06/16/22	242,500	0.0
1,423,447		Progressive Solutions, Inc., First Lien, 5.500%, 10/22/20	1,424,633	0.1
3,000,000		Siemens Audiology Solutions, Term Loan B USD, 5.500%, 01/17/22	3,033,750	0.3
2,687,747		Sterigenics International LLC, Term Loan, 4.500%, 08/05/21	2,689,427	0.3
3,636,917		Surgery Center Holdings, Inc., First Lien Term Loan, 5.250%, 11/03/20	3,646,009	0.4
850,000	(1)	Surgical Care Affiliates LLC, Term Loan B, 4.250%, 03/17/22	850,531	0.1
2,673,130		United Surgical Partners International, Inc., Incremental Term Loan, 4.750%, 04/03/19	2,681,066	0.3
3,114,458	(1)	Valeant Pharmaceuticals International, Inc., F1 Term Loan, 03/12/22	3,132,462	0.3
2,385,542	(1)	Valeant Pharmaceuticals International, Inc., F2 Term Loan, 03/12/22	2,399,333	0.3

See Accompanying Notes to Financial Statements

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2015 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Health Care: (continued)
2,589,714		Valeant Pharmaceuticals International, Inc., Series E-1 Tranche B, 3.500%, 08/05/20	$2,592,144	0.3
1,047,165		Valeant Pharmaceuticals International, Inc., Tranche B Series D-2, 3.500%, 02/13/19	1,047,891	0.1
			102,746,373	10.7
Home Furnishings: 1.0%
4,611,842		AOT Bedding Super Holdings, LLC, Term Loan B, 4.250%, 10/01/19	4,626,960	0.5
2,734,362		Hillman Group (The), Inc., Term Loan B, 4.500%, 06/30/21	2,758,288	0.3
2,298,250		Monitronics International, Inc., Add-on Term Loan, 4.250%, 03/23/18	2,303,637	0.2
			9,688,885	1.0
Industrial Equipment: 3.9%
4,328,425		Accudyne Industries LLC, Term Loan, 4.000%, 12/13/19	4,117,414	0.4
4,759,653		Apex Tool Group, Term Loan B, 4.500%, 01/31/20	4,680,824	0.5
622,904		CeramTec GmbH, Dollar Term B-1 Loan, 4.250%, 08/30/20	624,851	0.1
62,391		CeramTec GmbH, Dollar Term B-2 Loan, 4.250%, 08/30/20	62,586	0.0
184,668		CeramTec GmbH, Dollar Term B-3 Loan, 4.250%, 08/30/20	185,245	0.0
3,078,699		Doncasters Group Limited, First Lien Term Loan USD, 4.500%, 04/09/20	3,085,915	0.3
2,498,400		Filtration Group Corporation, First Lien Term Loan, 4.500%, 11/30/20	2,515,034	0.3
500,000		Filtration Group Corporation, Second Lien Term Loan, 8.250%, 11/30/21	503,334	0.1
5,663,763		Gardner Denver, Inc., Term Loan B USD, 4.250%, 07/30/20	5,386,595	0.6
1,338,033		International Equipment Solutions, LLC, Term Loan, 6.750%, 08/16/19	1,342,214	0.1
6,887,519		Rexnord Corporation / RBS Global, Inc., First Lien Term Loan, 4.000%, 08/21/20	6,898,588	0.7
1,151,458		Sensus Metering Systems Inc., Upsized First Lien Term Loan, 4.500%, 05/09/17	1,152,897	0.1
982,222		Signode Industrial Group, US Dollar Tranche Term Loan, 3.750%, 05/01/21	976,697	0.1
820,491		SunSource, First Lien Term Loan, 4.750%, 02/15/21	808,183	0.1
569,898		VAT Holding, Term Loan B, 4.750%, 02/11/21	568,740	0.1
3,935,387		WTG Holdings III Corp., First Lien Term Loan, 4.750%, 01/15/21	3,932,927	0.4
250,000		WTG Holdings III Corp., Second Lien Term Loan, 8.500%, 01/15/22	246,250	0.0
			37,088,294	3.9
Leisure Goods/Activities/Movies: 4.7%
6,456,231		24 Hour Fitness Worldwide, Inc, Term Loan B, 4.750%, 05/28/21	6,446,146	0.7
2,528,927		Bauer Performance Sports, Term Loan B, 4.000%, 04/15/21	2,528,401	0.3
7,977,650		Delta2 Sarl Luxembourg (Formula One World Championship), Facility B3, 4.750%, 07/30/21	7,939,421	0.8
2,500,000	(1)	Delta2 Sarl Luxembourg (Formula One World Championship), Second Lien Facility, 7.750%, 08/08/22	2,488,542	0.3
4,279,705		Equinox Holdings, Inc., First Lien Term Loan, 5.000%, 01/31/20	4,306,453	0.4
250,000		Equinox Holdings, Inc., Second Lien Term Loan, 9.750%, 07/31/20	253,750	0.0
3,726,475	(1)	FGI Operating, Fungible Term Loan B Add On, 5.500%, 04/19/19	3,640,301	0.4
9,614,157	(1)	Fitness International, LLC., Term Loan B, 5.500%, 07/01/20	8,989,237	0.9
1,082,857		NEP/NCP Holdco, Inc, Second Lien, 9.500%, 07/23/20	1,063,907	0.1
5,206,308		NEP/NCP Holdco, Inc, Term Loan B with Add on, 4.250%, 01/22/20	5,082,658	0.5
2,719,299	(1)	SRAM, LLC, First Lien Term Loan, 4.013%, 04/10/20	2,719,299	0.3
13,883		Wilton Brands, Inc., Term Loan, 7.549%, 08/31/18	13,310	0.0
			45,471,425	4.7
Lodging & Casinos: 5.2%
7,564,494		Amaya Gaming Group Inc., First Lien Term Loan B, 5.000%, 08/01/21	7,504,606	0.8
2,650,000	(1)	Amaya Gaming Group Inc., Second Lien Term Loan, 8.000%, 08/01/22	2,653,312	0.3
1,479,425		American Casino and Entertainment Properties LLC, First Lien Term Loan, 4.500%, 07/03/19	1,488,671	0.2
3,307,417		Boyd Gaming Corporation, Term Loan B, 4.000%, 08/14/20	3,317,236	0.3
2,251,360	(1)	Cannery Casino Resorts, LLC, First Lien Term Loan, 6.000%, 10/02/18	2,223,218	0.2
5,727,794		CityCenter Holdings, LLC, Term Loan, 4.250%, 10/15/20	5,757,624	0.6
2,189,000		Global Cash Access, Inc., Term Loan B, 6.250%, 12/18/20	2,178,968	0.2
1,027,856		Golden Nugget, Inc., Delayed Draw Term Loan, 5.500%, 11/21/19	1,035,565	0.1
2,398,331		Golden Nugget, Inc., Term Loan, 5.500%, 11/21/19	2,416,318	0.3
350,000		Horseshoe Baltimore, Funded Term Loan B, 8.250%, 07/02/20	339,500	0.0
2,099,172		La Quinta, First Lien Term Loan, 4.000%, 04/14/21	2,108,684	0.2
2,090,522		Peppermill Casinos, Inc., Term Loan B, 7.250%, 11/09/18	2,095,748	0.2

See Accompanying Notes to Financial Statements

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2015 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Lodging & Casinos: (continued)
4,435,972		Scientific Games International, Inc., Term Loan B, 6.000%, 10/18/20	$4,452,607	0.5
2,995,000	(1)	Scientific Games International, Inc., Term Loan B-2, 6.000%, 10/01/21	3,005,815	0.3
6,471,671		Station Casinos LLC, Term Loan, 4.250%, 03/02/20	6,496,516	0.7
2,581,718		Twin River Management Group, Inc., Term Loan B, 5.250%, 07/10/20	2,583,868	0.3
			49,658,256	5.2
Mortgage REITs: 0.2%
1,745,625		International Market Centers, First Lien Term Loan, 5.250%, 08/11/20	1,754,353	0.2
500,000		International Market Centers, Second Lien Term Loan, 8.750%, 08/11/21	498,750	0.0
			2,253,103	0.2
Nonferrous Metals/Minerals: 0.2%
2,340,268		Fairmount Minerals, Ltd., Tranche B-2 Term Loans, 4.500%, 09/05/19	2,068,212	0.2
Oil & Gas: 1.9%
3,300,032		Bronco Midstream Funding, LLC, Term Loan, 5.000%, 08/15/20	3,225,781	0.3
357,500	(1)	C&J Energy Services, Inc., Term Loan B-1, 03/23/20	320,112	0.0
1,243,750		CITGO, Term Loan B, 4.500%, 07/30/21	1,231,831	0.1
2,643,375		CITGO Holding, Inc., Holdco Term Loan, 9.500%, 05/12/18	2,631,260	0.3
228,716		Crestwood Holdings LLC, Term Loan, 7.000%, 06/19/19	216,852	0.0
2,000,000		Energy Transfer Equity, L.P., New Term Loan, 4.000%, 12/02/19	1,996,250	0.2
1,761,034		FTS International, Inc. (fka FracTech), Term Loan, 5.750%, 04/16/21	1,382,412	0.1
3,431,563		Harvey Gulf International Marine, LLC, Upsized Term Loan B, 5.503%, 06/15/20	2,362,058	0.3
997,494		Seventy Seven Energy Inc., Term Loan, 3.750%, 06/25/21	876,797	0.1
248,125		Southcross Energy Partners, L.P., Term Loan, 5.250%, 08/01/21	242,852	0.0
1,491,237		Southcross Holdings L.P., Term Loan B, 6.000%, 08/04/21	1,420,404	0.2
2,567,525		Western Refining, Inc., Term Loan, 4.250%, 11/12/20	2,553,886	0.3
			18,460,495	1.9
Publishing: 1.6%
3,178,000	(1)	Cengage Learning Acquisition, Inc., First Lien Term Loan, 7.000%, 03/31/20	3,195,082	0.3
1,838,674	(1)	McGraw Hill Global Education, Term Loan B, 5.750%, 03/22/19	1,857,347	0.2
1,970,000		Penton Media, Inc, First Lien, 5.500%, 09/30/19	1,983,953	0.2
925,000		Penton Media, Inc, Second Lien, 9.000%, 09/30/20	926,156	0.1
648,619		R.H. Donnelley Corporation, Term Loan, 9.750%, 12/31/16	451,871	0.0
1,457,753		Springer Science + Business Media S.A., Term B3 Loan, 4.750%, 08/14/20	1,460,790	0.2
5,617,960		Tribune Company, Term Loan B, 4.000%, 12/31/20	5,629,899	0.6
			15,505,098	1.6
Radio & Television: 2.0%
3,476,399		Clear Channel Communications, Inc., Term Loan E, 7.678%, 07/30/19	3,360,809	0.3
2,681,947		Cumulus Media Holdings Inc., Term Loan, 4.250%, 12/23/20	2,640,377	0.3
212,633		Hubbard Radio LLC, Tranche 1 Term Loan, 4.500%, 04/29/19	212,301	0.0
1,338,151		Learfield Communications, Inc, First Lien Term Loan, 4.500%, 10/08/20	1,346,514	0.1
562,500		Learfield Communications, Inc, Second Lien Term Loan, 8.750%, 10/08/21	562,852	0.1
2,462,919		Media General, Inc, DD Term Loan L-B, 4.250%, 07/31/20	2,475,618	0.3
1,663,571		Salem Communications Corporation, Term Loan B, 4.500%, 03/14/20	1,657,333	0.2
3,809,177		Univision Communications, Inc., Term Loan-C3, 4.000%, 03/01/20	3,806,400	0.4
3,416,181		Univision Communications, Inc., Term Loan-C4, 4.000%, 03/01/20	3,414,578	0.3
			19,476,782	2.0
Retailers (Except Food & Drug): 7.6%
2,368,314		99 Cents Only Stores, Term Loan Facility, 4.500%, 01/15/19	2,372,755	0.2
1,496,250		Abercrombie & Fitch Management Co., Term Loan B, 4.750%, 08/07/21	1,485,028	0.2
8,696,614		BJs Wholesale Club, First Lien Term Loan, 4.500%, 09/26/19	8,713,598	0.9
1,365,000		BJs Wholesale Club, Second Lien Term Loan, 8.500%, 03/26/20	1,366,706	0.1
6,200,000		Dollar Tree, TL-B, 4.250%, 03/09/22	6,272,658	0.7
5,064,652	(1)	Harbor Freight Tools USA, Inc., Term Loan, 4.750%, 07/26/19	5,100,737	0.5
1,458,016		Hudson’s Bay Company, Term Loan, 4.750%, 11/04/20	1,463,597	0.2
997,487		J. Crew, Term Loan B, 4.000%, 03/01/21	928,162	0.1

See Accompanying Notes to Financial Statements

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2015 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Retailers (Except Food & Drug): (continued)
2,234,981		Lands’ End, Inc., Term Loan B, 4.250%, 04/04/21	$2,157,456	0.2
4,528,944		Leslies Poolmart, Inc., Term Loan, 4.250%, 10/16/19	4,517,622	0.5
1,745,625		Mattress Firm Holding Corp., Term Loan B, 5.250%, 10/20/21	1,757,626	0.2
3,980,000		Men’s Wearhouse, Term Loan, 4.500%, 06/18/21	3,998,658	0.4
5,000		National Vision, Inc., First Lien Term Loan, 4.003%, 03/13/21	4,934	0.0
900,000		National Vision, Inc., Second Lien Term Loan, 6.750%, 03/13/22	874,125	0.1
4,922,857		Neiman Marcus Group, Inc, Term Loan, 4.250%, 10/25/20	4,911,948	0.5
3,369,347		Ollie’s Holdings, Inc., Term Loan, 4.750%, 09/28/19	3,354,607	0.4
2,990,343		OneStopPlus, First Lien Term Loan, 4.500%, 03/15/21	2,971,654	0.3
4,944,333		Party City Holdings Inc, Term Loan B, 4.002%, 07/29/19	4,942,568	0.5
2,539,898		Payless ShoeSource, First Lien Term Loan, 5.000%, 03/05/21	2,431,317	0.3
8,800,000	(1)	PetSmart, Inc., TL-B, 5.000%, 03/11/22	8,875,002	0.9
2,112,777		Savers, Term Loan B, 5.000%, 07/09/19	2,076,684	0.2
462,480		Sleepy’s Holdings, LLC, Term Loan, 5.000%, 03/30/19	460,167	0.1
1,339,875		Stuart Weitzman Holdings, LLC, Term Loan, 4.500%, 04/08/20	1,339,875	0.1
			72,377,484	7.6
Surface Transport: 0.9%
3,500,000		Goodpack Ltd., First Lien Term Loan, 4.750%, 09/09/21	3,507,108	0.4
500,000		Goodpack Ltd., Second Lien Term Loan, 8.000%, 09/09/22	500,000	0.1
1,987,487		OSG Bulk Ships, Inc., First Lien Term Loan, 5.250%, 08/05/19	1,982,519	0.2
322,563		V.Group, Term Loan B, 5.000%, 06/30/21	324,982	0.0
1,920,000	(1)	Wabash National Corporation, Term Loan B, 03/19/22	1,924,800	0.2
			8,239,409	0.9
Telecommunications: 5.6%
500,000		Altice International S.A., USD TLB, 5.250%, 01/28/22	505,750	0.1
3,373,263		Aricent Group, First Lien Term Loan, 5.500%, 04/14/21	3,390,831	0.4
7,873,353		Asurion, LLC, Incremental Tranche B-1 Term Loan, 5.000%, 05/24/19	7,909,909	0.8
1,150,000		Asurion, LLC, Second Lien Term Loan, 8.500%, 02/28/21	1,157,906	0.1
1,581,447		Avaya Inc., Term B-3 Loan, 4.676%, 10/26/17	1,560,395	0.2
2,701,619		Avaya Inc., Term B-6 Loan, 6.500%, 03/31/18	2,699,180	0.3
1,990,652		Consolidated Communications, Inc., Term Loan B, 4.250%, 12/19/20	2,001,850	0.2
1,193,494		Encompass Digital Media, Inc., First Lien, 5.500%, 06/05/21	1,197,969	0.1
525,000		Encompass Digital Media, Inc., Second Lien, 8.750%, 06/05/22	525,656	0.1
3,332,542		Global Tel*Link Corporation, First Lien Term Loan, 5.000%, 05/23/20	3,298,384	0.3
850,000		Global Tel*Link Corporation, Second Lien Term Loan, 9.000%, 11/23/20	826,625	0.1
2,462,985		Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 06/06/19	2,471,194	0.3
3,610,000		Level 3 Financing, Inc, Term Loan B-4, 4.000%, 01/15/20	3,622,787	0.4
6,975,498		Level 3 Financing, Inc, Tranche B 2022 Term Loan, 4.500%, 01/31/22	7,020,964	0.7
1,450,000		Level 3 Financing, Inc, Tranche B-III 2019 Term Loan, 4.000%, 08/01/19	1,453,988	0.1
2,618,363		Lightower Fiber Networks, First Lien Term Loan, 4.000%, 04/13/20	2,612,885	0.3
1,724,987		Securus Technologies, Inc., Upsized First Lien Term Loan, 4.750%, 04/30/20	1,705,581	0.2
3,376,340		Syniverse Holdings, Inc., Initial Term Loan, 4.000%, 04/23/19	3,201,895	0.3
4,254,930	(1)	U.S. Telepacific Corp, Term Loan B, 6.000%, 11/21/20	4,256,704	0.4
2,403,281		XO Communications, First Lien Term Loan, 4.250%, 03/19/21	2,412,668	0.2
			53,833,121	5.6
Utilities: 1.7%
802,961		Atlantic Power Limited Partnership, Term Loan, 4.750%, 02/28/21	807,980	0.1
1,124,717		Channelview Cogeneration, Term Loan, 4.250%, 05/08/20	1,126,123	0.1
625,000		Energy Future Intermediate Holding Company LLC, First Lien DIP, 4.250%, 06/11/16	628,386	0.1
1,643,415		EquiPower Resources Holdings, LLC, Term Loan B, 4.250%, 12/21/18	1,644,185	0.2
1,105,321		EquiPower Resources Holdings, LLC, Upsized Term Loan C, 4.250%, 12/31/19	1,106,011	0.1
3,071,407		La Frontera Generation, LLC, Term Loan, 4.500%, 09/30/20	3,080,366	0.3
2,369,063		Pike Corporation, First Lien Term Loan, 5.500%, 12/22/21	2,371,254	0.2
1,471,313		Southeast PowerGen, LLC, Term Loan B, 4.500%, 12/02/21	1,485,106	0.2

See Accompanying Notes to Financial Statements

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2015 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Utilities: (continued)
1,989,899		TPF Generation Holdings, LLC, Term Loan, 4.750%, 12/31/17	$1,868,018	0.2
1,745,625		TPF II Power, LLC, Term Loan, 5.500%, 09/30/21	1,770,355	0.2
			15,887,784	1.7
		Total Loans (Cost $903,422,043)	900,951,897	94.2

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.7%
Short-Term Investments: 7.7%
73,500,000		State Street Institutional Liquid Reserves Fund — Institutional Class, 0.10%†† (Cost $73,500,000)	$73,500,000	7.7

		Total Short-Term Investments (Cost $73,500,000)	73,500,000	7.7

		Total Investments (Cost $976,922,043)	$974,451,897	101.9
		Liabilities in Excess of Other Assets	(18,025,668)	(1.9)
		Net Assets	$956,426,229	100.0

	*
Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.

	†	Unless otherwise indicated, principal amount is shown in USD.
	††	Rate shown is the 7-day yield as of March 31, 2015.
	(1)	Loans purchased on a when-issued or delayed-delivery basis. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.
	(2)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.
	(3)	Loan is on non-accrual basis.

		Cost for federal income tax purposes is $977,220,238.

		Net unrealized depreciation consists of:
		Gross Unrealized Appreciation	$4,356,816
		Gross Unrealized Depreciation	(7,125,157)
		Net Unrealized Depreciation	$(2,768,341)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2015
Asset Table
Investments, at fair value
Loans	$—	$900,951,897	$—	$900,951,897
Short-Term Investments	73,500,000	—	—	73,500,000
Total Investments, at fair value	$73,500,000	$900,951,897	$—	$974,451,897

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2015 were as follows:

Fund Name	Type	Per Share Amount
Voya Floating Rate Fund
Class A	NII	$0.3590
Class C	NII	$0.2829
Class I	NII	$0.3844
Class P	NII	$0.4513
Class R	NII	$0.3337
Class W	NII	$0.3844

NII — Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 98.69% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	158	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	158	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013–Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991–July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	November 2007–Present	Retired.	158	First Marblehead Corporation (September 2003–Present).

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013–Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2005–Present	Retired.	158	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant (May 2001–Present).	158	None.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	158	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).	158
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2015.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012–Present
Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012–Present
Senior Vice President–Fund Compliance, Voya Funds Services, LLC (June 2012–Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION(UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	February 2003–Present
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996–Present); Vice President, Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014–Present	Vice President, Voya Funds Services, LLC (April 2014–Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003–Present
Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH CHANGE OF CONTROL EVENT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, when Voya Floating Rate Fund (the “Fund”), a series of Voya Funds Trust (the “Trust”), enters into a new investment advisory contract with Voya Investments, LLC (the “Adviser”), and the Adviser enters into a new sub-advisory contract between the Adviser and Voya Investment Management Co. LLC (the “Sub-Adviser”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Board members who have no direct or indirect interest in the Fund’s investment advisory and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Fund in connection with a Change of Control Event, as such term is defined below.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.”

ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Fund to benefit from the continuation of services by the Adviser, the Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Fund shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Fund’s existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Fund to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Fund in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Fund, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Fund.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Fund’s Semi-Annual Report, dated September 30, 2014, under the section titled “Board Consideration and Approval of Investment Advisory and Sub-Advisory Contracts.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Fund. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Fund to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18, 2014 Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Fund than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided thereby under the Prior Agreements; and (b) the November 18, 2014 Change of Control Event is not expected to result in any changes to: (i) the management of the Fund, including the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

continuity of the Fund’s portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage the Fund.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

At a meeting held on March 12, 2015, the Board approved amending and restating the Fund’s Management Agreement so that, effective May 1, 2015, the terms of the Fund’s Management Agreement and its Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Fund’s advisory agreement because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided on September 12, 2014, when it renewed the agreement. In analyzing whether to approve the Amended and Restated Investment Management Agreement, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of these agreements and Management’s rationale for proposing the amendments that combine the terms of the Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreement, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Fund; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreement would result in no change in the scope of services that the Adviser provides to the Fund and that the personnel who have provided administrative and advisory services to the Fund previously would continue to do so after the Amended and Restated Investment Management Agreement become effective; and (4) representations from Management that the combination of the agreements better aligns the Fund’s contracts with the manner in which Voya provides such services to the Fund. In approving the amendments to the Fund’s Management Agreement, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	AR-FR (0315-052115)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODEETH.s

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermayer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermayer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $148,000 for year ended March 31, 2015 and $148,000 for year ended March 31, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $15,150 for the year ended March 31, 2015 and $14,400 for year ended March 31, 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $46,419 in the year ended March 31, 2015 and $51,881 in the year ended March 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended March 31, 2015 and March 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Funds Trust	$61,569	$66,281
Voya Investments, LLC(1)	$224,075	$103,625

(1)	Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Summary schedule or complete schedule of investments, if applicable, is included as part of the report to shareholders filed under Item 1 of this Form.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Funds Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, and Voya Short Term Bond Fund, each a series of Voya Funds Trust, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of March 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Funds Trust as of March 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 22, 2015

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.2%
20,732,538	^	Ginnie Mae, 0.493%, 02/16/44	$678,078	0.1
1,045,550		Vendee Mortgage Trust, 3.750%, 10/15/41	1,110,229	0.1

	Total Collateralized Mortgage Obligations
	(Cost $1,815,119)		1,788,307	0.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 112.0%
		Federal Home Loan Mortgage Corporation: 10.6%##
11,683,529	^	0.500%, due 07/15/36	201,439	0.0
80,376,000	W	3.000%, due 05/01/43	81,812,404	9.3
4,162,168	^	4.500%, due 12/15/40	680,900	0.1
121,978		5.450%, due 12/01/37	135,814	0.0
158,577		5.450%, due 12/01/37	176,392	0.0
141,711		5.450%, due 05/01/38	157,529	0.0
1,253,982	^	5.500%, due 09/15/35	249,978	0.0
490,528		5.625%, due 12/01/36	556,084	0.1
43,954		5.625%, due 01/01/37	49,389	0.0
487,046		5.625%, due 01/01/37	549,672	0.1
37,475		5.625%, due 02/01/37	42,122	0.0
297,783		5.625%, due 03/01/37	334,729	0.1
78,432		5.625%, due 03/01/37	88,151	0.0
182,143		5.625%, due 03/01/37	204,684	0.0
108,567		5.625%, due 06/01/37	121,992	0.0
98,665		5.625%, due 07/01/37	110,878	0.0
138,304		5.625%, due 07/01/37	155,468	0.0
14,100		5.625%, due 12/01/37	15,839	0.0
129,380		5.625%, due 02/01/38	145,359	0.0
212,323		5.700%, due 06/01/37	239,142	0.0
153,969		5.700%, due 09/01/37	173,464	0.0
157,366		5.700%, due 12/01/37	176,264	0.0
1,840,926	^	5.926%, due 06/15/40	138,168	0.0
965,556		6.000%, due 03/15/34	1,054,739	0.1
112,277		6.090%, due 12/01/37	127,779	0.0
1,043,287		6.710%, due 07/15/33	1,231,301	0.2
20,269		7.500%, due 01/01/30	25,247	0.0
591,829	^	7.826%, due 10/25/23	121,890	0.0
10,944		8.000%, due 01/01/30	10,989	0.0
17,363		9.500%, due 07/01/20	18,019	0.0
777,570		19.337%, due 03/15/35	1,136,543	0.2
509,229		21.332%, due 04/15/35	762,975	0.1
1,894,798		27.902%, due 04/15/32	2,319,943	0.3
			93,325,286	10.6

		Federal National Mortgage Association: 12.7%##
31,421,965		0.374%, due 10/27/37	31,027,478	3.5
7,199,689	^	3.000%, due 01/25/33	1,058,204	0.1
22,000,000	W	3.000%, due 05/01/43	22,439,570	2.6
3,457,000		3.500%, due 09/25/42	3,683,209	0.4
7,513,217	^	4.000%, due 05/25/42	1,324,598	0.1
1,412,202		4.250%, due 08/01/35	1,524,962	0.2
4,630,250		4.500%, due 09/01/41	5,071,883	0.6
8,803,625		4.500%, due 09/01/41	9,651,563	1.1
11,048,862	W	4.592%, due 11/25/33	11,449,383	1.3
563,385		4.750%, due 11/01/34	625,391	0.1
1,283,516		4.750%, due 11/01/34	1,431,122	0.2
1,278,944		4.750%, due 02/01/35	1,425,936	0.2
1,556,991		4.750%, due 04/01/35	1,741,709	0.2

1,250,671		4.750%, due 05/01/35	1,393,790	0.2
1,412,592		4.750%, due 07/01/35	1,574,197	0.2
198,081		4.750%, due 07/01/35	217,865	0.0
1,879,376		5.000%, due 10/25/35	2,099,154	0.2
118,956		5.300%, due 09/01/36	133,065	0.0
81,863		5.300%, due 10/01/36	91,551	0.0
125,835		5.300%, due 10/01/36	140,850	0.0
293,342		5.300%, due 12/01/36	328,410	0.0
191,896		5.300%, due 12/01/36	214,422	0.0
227,337		5.300%, due 02/01/37	254,171	0.0
151,368		5.300%, due 04/01/37	169,221	0.0
168,650		5.300%, due 05/01/37	188,705	0.0
562,768		5.300%, due 08/01/37	629,689	0.1
70,054		5.300%, due 10/01/37	78,969	0.0
548,869		5.500%, due 05/25/34	617,193	0.1
92,407		5.875%, due 06/01/35	105,078	0.0
3,023,450		6.000%, due 10/25/37	3,521,005	0.4
473,306		6.000%, due 01/25/44	544,047	0.1
7,083,051	^	6.076%, due 06/25/42	1,356,667	0.2
175,211		6.600%, due 07/01/27	193,267	0.0
100,939		6.600%, due 09/01/27	111,410	0.0
45,491		6.600%, due 11/01/27	47,031	0.0
37,071		6.600%, due 03/01/28	38,041	0.0
91,627		6.600%, due 06/01/28	98,123	0.0
50,320		7.500%, due 05/01/28	53,184	0.0
1,416,814		8.106%, due 03/25/39	1,582,069	0.2
871		8.500%, due 09/01/15	875	0.0
2,631,282		16.441%, due 05/25/35	3,415,159	0.4
			111,652,216	12.7

		Government National Mortgage Association: 88.7%
24,443,587	^	0.120%, due 01/16/50	453,209	0.1
54,125,705	^	0.233%, due 01/16/51	1,054,082	0.1
26,570,366	^	0.250%, due 06/20/36	250,295	0.0
22,527,621	^	0.386%, due 11/16/46	314,934	0.0
619,364		0.396%, due 02/20/34	619,554	0.1
5,300,000		0.450%, due 04/01/44	5,759,609	0.7
2,233,287		0.501%, due 10/20/60	2,223,374	0.3
9,258,481		0.571%, due 02/20/62	9,282,021	1.1
1,600,754		0.571%, due 03/20/63	1,593,952	0.2
959,000	^	0.599%, due 02/16/48	10,085	0.0
8,408,979		0.620%, due 04/20/63	8,419,746	1.0
4,053,098		0.641%, due 06/20/63	4,049,967	0.5
5,916,098		0.686%, due 10/20/62	5,925,126	0.7
2,129,149		0.771%, due 07/20/63	2,142,160	0.2
14,693,132		0.771%, due 12/20/63	14,770,146	1.7
3,474,021		0.821%, due 05/20/62	3,502,618	0.4
5,607,388		0.821%, due 05/20/63	5,645,238	0.6
4,384,631		0.891%, due 09/20/63	4,430,998	0.5
4,082,360		0.992%, due 01/20/60	4,118,635	0.5
877,428	^	1.000%, due 06/16/37	30,872	0.0
1,853,946		1.172%, due 05/20/60	1,889,765	0.2
6,343,142		1.172%, due 05/20/60	6,480,024	0.7
11,583,882		1.221%, due 02/20/62	11,862,740	1.4
1,326,135	^	1.817%, due 10/16/52	101,013	0.0
6,003,349		2.312%, due 10/20/63	6,627,109	0.8
1,900,000	^	2.500%, due 11/20/43	705,672	0.1
6,259,160	^	3.500%, due 08/16/40	781,583	0.1
203,300,000		3.500%, due 12/20/41	213,425,300	24.3
11,827,755		3.500%, due 12/20/44	12,471,005	1.4
4,000,000		3.526%, due 01/16/40	4,188,200	0.5
13,115,291		3.750%, due 05/20/42	13,918,446	1.6
13,648,652		3.750%, due 05/20/42	14,485,052	1.7
3,622,155		3.894%, due 05/20/41	3,882,840	0.4
225,934		4.000%, due 05/20/33	242,952	0.0
247,237		4.000%, due 08/15/33	265,693	0.0

See Accompanying Notes to Financial Statements

1

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (CONTINUED)

469,014		4.000%, due 01/15/34	505,466	0.1
199,613		4.000%, due 03/15/34	214,397	0.0
187,345		4.000%, due 08/20/35	199,778	0.0
4,163,131	^	4.000%, due 04/20/38	352,263	0.0
3,038,615	^	4.000%, due 08/20/39	825,604	0.1
587,479		4.000%, due 05/15/40	632,508	0.1
7,156,471		4.000%, due 09/20/40	7,496,267	0.9
1,777,455		4.000%, due 12/20/40	1,885,346	0.2
4,015,847	^	4.000%, due 04/20/41	711,021	0.1
10,065,324		4.000%, due 07/20/41	10,736,337	1.2
1,298,087		4.000%, due 10/20/41	1,369,328	0.2
1,989,720	^	4.000%, due 03/20/42	280,753	0.0
4,103,237		4.000%, due 04/20/42	4,637,854	0.5
1,455,321		4.000%, due 09/15/42	1,577,734	0.2
3,231,625		4.000%, due 10/20/42	3,465,369	0.4
3,120,257	^	4.000%, due 12/20/42	479,329	0.1
16,600,000		4.000%, due 04/01/44	17,687,430	2.0
9,354,967		4.000%, due 10/20/44	10,030,022	1.1
7,884,362		4.000%, due 12/20/44	8,457,987	1.0
40,445,001		4.000%, due 03/20/45	43,396,469	4.9
1,911,202		4.350%, due 01/16/48	2,139,416	0.2
2,872,877		4.397%, due 05/16/51	3,130,914	0.4
1,915,251		4.397%, due 05/16/51	2,071,632	0.2
525,004		4.500%, due 10/20/33	579,295	0.1
165,336		4.500%, due 01/20/34	179,883	0.0
305,367		4.500%, due 01/20/34	332,225	0.0
187,636		4.500%, due 03/20/34	204,146	0.0
155,035		4.500%, due 05/20/34	168,599	0.0
192,652		4.500%, due 06/20/34	208,330	0.0
500,515	^	4.500%, due 02/20/35	9,384	0.0
616,971		4.500%, due 10/20/35	670,986	0.1
647,369	^	4.500%, due 02/20/36	21,037	0.0
34,560		4.500%, due 07/20/36	37,726	0.0
94,176		4.500%, due 08/20/36	103,111	0.0
354,499	^	4.500%, due 12/20/37	27,517	0.0
130,047	^	4.500%, due 02/20/38	11,204	0.0
818,857		4.500%, due 07/20/38	890,255	0.1
139,332		4.500%, due 07/20/38	145,423	0.0
5,807,393	^	4.500%, due 04/20/39	890,732	0.1
9,038,331		4.500%, due 05/16/39	9,994,681	1.1
4,761,000		4.500%, due 05/20/39	5,158,370	0.6
9,356,676		4.500%, due 05/20/39	10,241,209	1.2
197,530		4.500%, due 06/20/39	210,112	0.0
2,246,913		4.500%, due 10/15/39	2,516,369	0.3
1,946,268		4.500%, due 11/15/39	2,180,774	0.3
2,113,120		4.500%, due 11/15/39	2,365,898	0.3
553,962		4.500%, due 12/15/39	620,784	0.1
1,720,469		4.500%, due 01/15/40	1,906,189	0.2
256,983		4.500%, due 01/20/40	268,989	0.0
6,044,841		4.500%, due 02/15/40	6,696,178	0.8
638,032		4.500%, due 06/15/40	705,628	0.1
437,652		4.500%, due 07/20/40	458,009	0.1
1,901,953		4.500%, due 08/20/40	1,990,265	0.2
3,047,033		4.500%, due 09/20/40	3,305,341	0.4
320,656		4.500%, due 07/20/41	335,546	0.0
4,023,865		4.500%, due 09/20/41	4,386,977	0.5
16,338,774	^	4.500%, due 12/16/42	3,066,546	0.4
1,804,101		4.500%, due 02/16/48	2,058,950	0.2
1,913,802		4.546%, due 07/20/62	2,120,751	0.2
1,977,681		4.625%, due 10/20/35	2,188,475	0.3
1,201,965		4.639%, due 08/20/42	1,334,170	0.2
10,313,519		4.660%, due 09/20/61	11,659,795	1.3
1,000,000		4.673%, due 01/16/50	1,103,344	0.1
1,888,218		4.750%, due 08/20/35	2,094,034	0.2
2,847,758		4.750%, due 11/20/35	3,164,807	0.4
1,440,825		4.850%, due 05/20/40	1,561,247	0.2
4,481,482		4.861%, due 06/20/61	4,829,704	0.6
1,387,805		4.865%, due 04/16/48	1,460,079	0.2
88,148		5.000%, due 05/15/18	93,396	0.0
116,727		5.000%, due 03/20/24	124,215	0.0
358,326		5.000%, due 04/15/29	400,930	0.1
342,742		5.000%, due 04/15/30	383,663	0.0
2,924,240		5.000%, due 04/20/30	3,159,241	0.4
366,583		5.000%, due 10/15/30	408,898	0.1
409,951		5.000%, due 07/15/33	460,897	0.1
296,088		5.000%, due 10/20/33	324,340	0.0
167,084		5.000%, due 12/20/33	183,027	0.0
136,203		5.000%, due 02/20/34	149,166	0.0
155,044		5.000%, due 03/15/34	172,940	0.0
343,217		5.000%, due 04/15/34	382,835	0.0
221,364		5.000%, due 04/15/34	247,016	0.0
203,753		5.000%, due 07/20/34	223,146	0.0
5,549,310		5.000%, due 10/20/34	6,380,394	0.7
410,923		5.000%, due 12/20/34	451,550	0.1
84,681		5.000%, due 01/15/35	94,489	0.0
79,375		5.000%, due 03/15/35	88,717	0.0
624,631		5.000%, due 03/15/35	704,689	0.1
3,032,511		5.000%, due 03/20/35	3,388,753	0.4
168,851		5.000%, due 04/15/35	188,435	0.0
180,235		5.000%, due 04/15/35	201,111	0.0
779,617		5.000%, due 04/15/35	880,955	0.1
160,092		5.000%, due 04/15/35	179,605	0.0
61,745		5.000%, due 05/15/35	70,173	0.0
241,497		5.000%, due 05/20/35	271,020	0.0
92,438		5.000%, due 06/15/35	103,123	0.0
668,320		5.000%, due 07/20/35	743,037	0.1
110,099		5.000%, due 09/15/35	122,808	0.0
299,495	^	5.000%, due 09/16/35	9,757	0.0
1,439,786		5.000%, due 10/20/35	1,631,445	0.2
1,222,359		5.000%, due 11/20/35	1,371,390	0.2
105,744		5.000%, due 12/15/35	118,042	0.0
669,250		5.000%, due 04/20/36	750,669	0.1
69,767		5.000%, due 05/20/37	76,371	0.0
119,521		5.000%, due 09/20/37	123,422	0.0
71,705		5.000%, due 12/20/37	78,882	0.0
114,197		5.000%, due 12/20/37	125,007	0.0
3,929,835	^	5.000%, due 01/20/38	443,135	0.1
333,798		5.000%, due 01/20/38	367,208	0.0
168,349		5.000%, due 02/15/38	187,891	0.0
180,069		5.000%, due 06/20/38	192,035	0.0
349,922		5.000%, due 06/20/38	372,856	0.0
58,342		5.000%, due 08/20/38	62,219	0.0
318,581		5.000%, due 10/20/38	339,722	0.0
339,339		5.000%, due 11/20/38	361,875	0.0
988,731		5.000%, due 01/20/39	1,054,214	0.1
369,516		5.000%, due 02/15/39	413,782	0.1
636,564		5.000%, due 03/15/39	721,678	0.1
1,029,000		5.000%, due 05/20/39	1,180,380	0.1
1,967,172	^	5.000%, due 07/16/39	330,111	0.0
438,998		5.000%, due 10/20/39	480,620	0.1
465,256		5.000%, due 11/15/39	518,960	0.1
2,812,095		5.000%, due 11/15/39	3,193,680	0.4
1,760,030		5.000%, due 11/15/39	1,999,569	0.2
2,712,260		5.000%, due 12/20/39	3,027,442	0.3
1,378,919		5.000%, due 12/20/39	1,526,784	0.2
7,765,345	^	5.000%, due 03/20/40	1,322,364	0.2
763,512		5.000%, due 04/15/40	863,201	0.1
1,819,553		5.000%, due 05/15/40	2,068,706	0.2
41,123,195		5.000%, due 05/20/40	47,314,827	5.4
941,260		5.000%, due 09/15/40	1,049,909	0.1
1,632,900		5.000%, due 09/15/40	1,821,384	0.2
1,154,594	^	5.000%, due 05/20/41	243,329	0.0
2,809,272		5.000%, due 07/20/41	3,151,722	0.4
2,926,232		5.250%, due 01/20/36	3,352,361	0.4
997,281		5.423%, due 04/16/39	1,093,922	0.1
913,314		5.456%, due 03/16/44	1,013,870	0.1
168,904		5.500%, due 08/20/24	187,198	0.0
3,543		5.500%, due 04/20/29	3,933	0.0
105,712		5.500%, due 12/20/32	119,813	0.0
2,401,790		5.500%, due 01/17/33	2,751,524	0.3

See Accompanying Notes to Financial Statements

2

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (CONTINUED)

366,870		5.500%, due 08/20/33	416,008	0.1
1,871,017		5.500%, due 10/20/33	2,151,430	0.3
85,157		5.500%, due 11/20/33	94,724	0.0
108,632		5.500%, due 12/20/33	123,153	0.0
225,000		5.500%, due 02/20/34	255,841	0.0
82,152		5.500%, due 03/20/34	91,370	0.0
10,292		5.500%, due 04/20/34	11,404	0.0
501,763		5.500%, due 04/20/34	537,136	0.1
1,105,826		5.500%, due 04/20/34	1,312,932	0.2
648,128		5.500%, due 04/20/34	734,854	0.1
407,126		5.500%, due 06/20/34	453,188	0.1
106,109		5.500%, due 06/20/34	118,012	0.0
281,505		5.500%, due 07/20/34	312,062	0.0
135,124		5.500%, due 07/20/34	149,802	0.0
131,363		5.500%, due 01/20/35	146,090	0.0
695,031		5.500%, due 05/15/35	786,245	0.1
465,404		5.500%, due 05/20/35	518,439	0.1
161,292		5.500%, due 06/20/35	178,813	0.0
1,261,316		5.500%, due 07/15/35	1,423,903	0.2
778,432		5.500%, due 08/15/35	884,674	0.1
32,192		5.500%, due 08/20/35	35,698	0.0
558,659		5.500%, due 09/20/35	623,061	0.1
10,837,932		5.500%, due 12/16/35	12,539,135	1.4
2,798,463		5.500%, due 02/20/36	3,403,591	0.4
184,696		5.500%, due 04/15/36	208,579	0.0
179,717		5.500%, due 06/20/36	203,687	0.0
200,000		5.500%, due 07/16/37	223,953	0.0
3,329,979		5.500%, due 10/20/37	3,751,430	0.4
61,749		5.500%, due 06/20/38	65,975	0.0
76,329		5.500%, due 08/20/38	81,552	0.0
116,877		5.500%, due 09/20/38	125,009	0.0
18,950		5.500%, due 10/20/38	20,247	0.0
207,154		5.500%, due 11/20/38	221,394	0.0
20,076		5.500%, due 12/20/38	21,470	0.0
102,577		5.500%, due 01/15/39	115,922	0.0
78,184		5.500%, due 01/20/39	83,559	0.0
626,529		5.500%, due 03/20/39	670,062	0.1
150,773		5.500%, due 06/15/39	170,208	0.0
48,664		5.500%, due 06/20/39	51,994	0.0
2,704,605		5.500%, due 09/16/39	3,463,397	0.4
127,032		5.500%, due 10/20/39	144,022	0.0
343,230		5.500%, due 09/15/40	388,143	0.0
710,937	^	5.500%, due 09/16/40	103,937	0.0
7,858,457	^	5.824%, due 09/20/38	1,258,721	0.1
10,122,376	^	5.824%, due 12/20/40	1,868,407	0.2
4,489,689	^	5.874%, due 12/20/40	750,794	0.1
3,556,576	^	5.924%, due 05/20/32	474,672	0.1
1,660,929		5.970%, due 11/15/31	1,707,434	0.2
3,039,840	^	5.976%, due 09/16/39	561,315	0.1
144,499		6.000%, due 01/20/24	155,718	0.0
272,087		6.000%, due 10/15/25	314,983	0.0
563,834		6.000%, due 04/15/26	645,102	0.1
150,224		6.000%, due 10/20/27	169,954	0.0
252,432		6.000%, due 05/15/29	289,027	0.0
937,565	^	6.000%, due 01/20/34	197,291	0.0
1,931,613		6.000%, due 03/20/34	2,508,761	0.3
186,017		6.000%, due 10/20/34	216,195	0.0
861,188		6.000%, due 04/20/36	999,794	0.1
483,755		6.000%, due 03/15/37	550,700	0.1
340,050		6.000%, due 09/20/37	385,440	0.0
4,034,819		6.000%, due 10/20/37	4,802,173	0.6
2,174,128		6.000%, due 03/20/38	2,869,419	0.3
30,770		6.000%, due 05/20/38	34,054	0.0
530,615		6.000%, due 08/20/38	572,672	0.1
130,276		6.000%, due 09/20/38	140,504	0.0
209,278		6.000%, due 10/20/38	225,708	0.0
244,837		6.000%, due 11/15/38	278,681	0.0
318,977		6.000%, due 12/15/38	363,850	0.0
316,719		6.000%, due 12/15/38	362,196	0.0
2,291,383		6.000%, due 07/16/39	2,988,290	0.3
829,378		6.000%, due 08/15/39	961,346	0.1
814,370		6.000%, due 08/15/39	952,387	0.1
2,458,322		6.000%, due 08/16/39	2,933,845	0.3
681,775		6.000%, due 10/20/39	923,406	0.1
2,123,551	^	6.000%, due 01/16/40	941,765	0.1
15,441,875	^	6.176%, due 04/16/39	2,161,336	0.3
6,287,235	^	6.324%, due 09/20/37	1,079,889	0.1
6,803,110	^	6.324%, due 09/20/38	696,063	0.1
3,482,364	^	6.326%, due 05/16/38	652,822	0.1
5,811,950	^	6.476%, due 09/16/40	1,142,842	0.1
11,119,062	^	6.476%, due 04/16/42	2,635,335	0.3
188,789		6.490%, due 01/15/28	216,445	0.0
72,715		6.500%, due 07/20/29	83,841	0.0
61,966		6.500%, due 07/20/32	64,340	0.0
2,522		6.500%, due 09/20/34	2,921	0.0
119,184		6.500%, due 05/20/38	129,399	0.0
3,042,081	^	6.524%, due 11/20/34	623,296	0.1
2,771,721	^	6.596%, due 02/16/35	531,760	0.1
3,601		6.750%, due 08/15/28	4,126	0.0
420,865		7.000%, due 05/16/32	475,090	0.1
18,532		7.250%, due 01/15/29	19,098	0.0
1,373,857	^	7.426%, due 10/16/29	325,392	0.0
23,869		7.500%, due 08/20/27	28,443	0.0
684,123		7.500%, due 02/20/34	720,479	0.1
4,269,418	^	7.500%, due 04/16/37	1,317,193	0.2
1,320,264		7.500%, due 08/20/39	1,706,376	0.2
1,311,622		7.500%, due 08/20/39	1,939,416	0.2
11,198		7.800%, due 05/15/19	11,242	0.0
943		8.000%, due 03/20/24	946	0.0
19,529		8.000%, due 11/15/25	22,423	0.0
34,381		8.000%, due 07/15/26	39,452	0.0
10,242		8.000%, due 07/15/26	11,960	0.0
16,786		8.000%, due 09/15/26	17,179	0.0
17,797		8.000%, due 09/20/26	20,232	0.0
18,331		8.000%, due 12/15/26	20,965	0.0
6,852		8.000%, due 04/15/27	7,613	0.0
3,916		8.000%, due 06/15/27	3,932	0.0
37,335		8.000%, due 07/15/27	41,923	0.0
12,373		8.000%, due 03/15/28	12,520	0.0
16,329		8.050%, due 07/15/19	16,397	0.0
61,729		8.824%, due 04/20/34	64,857	0.0
7,681		9.000%, due 05/15/16	7,714	0.0
2,395		9.500%, due 11/15/21	2,748	0.0
1,193,754		13.951%, due 09/16/31	1,529,639	0.2
61,294		15.648%, due 01/20/32	85,862	0.0
130,730		19.677%, due 09/20/37	187,188	0.0
376,919		20.477%, due 02/16/32	530,807	0.1
323,428		24.660%, due 04/16/37	457,971	0.1
			780,140,272	88.7

	Total U.S. Government Agency Obligations
	(Cost $964,769,683)		985,117,774	112.0

	Total Long-Term Investments
	(Cost $966,584,802)		986,906,081	112.2

See Accompanying Notes to Financial Statements

3

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.3%
	Sovereign: 6.3%
55,000,000	United States Treasury Bill, 0.02%, 5/21/2015""
	(Cost $54,998,295)	54,998,295	6.3

	Total Short-Term Investments
	(Cost $54,998,295)	54,998,295	6.3

	Total Investments in Securities (Cost $1,021,583,097)	$1,041,904,376	118.5
	Liabilities in Excess of Other Assets	(162,777,821)	(18.5)
	Net Assets	$879,126,555	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
W	Settlement is on a when-issued or delayed-delivery basis.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $1,023,518,179.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,308,804
Gross Unrealized Depreciation	(1,922,607)

Net Unrealized Appreciation	$18,386,197

See Accompanying Notes to Financial Statements

4

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.4%
		Basic Materials: 5.9%
650,000		Aleris International, Inc., 7.875%, 11/01/20	$664,625	0.1
1,635,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	1,635,000	0.3
1,470,000	#	Cascades, Inc., 5.500%, 07/15/22	1,497,562	0.3
920,000	#	Constellium NV, 5.750%, 05/15/24	874,000	0.2
1,500,000		Eagle Spinco, Inc., 4.625%, 02/15/21	1,488,750	0.3
375,000	#	Eco Services Operations LLC/Eco Finance Corp., 8.500%, 11/01/22	380,625	0.1
1,105,000	#	Evolution Escrow Issuer LLC, 7.500%, 03/15/22	1,121,575	0.2
920,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	913,675	0.2
750,000	#	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	636,563	0.1
1,000,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	885,000	0.2
950,000		Hexion US Finance Corp., 6.625%, 04/15/20	874,000	0.2
1,550,000		Huntsman International LLC, 4.875%, 11/15/20	1,557,750	0.3
780,000	#	Huntsman International LLC, 5.125%, 11/15/22	783,900	0.1
1,500,000		Momentive Performance Materials, Inc., 3.880%, 10/24/21	1,335,000	0.2
2,000,000		Momentive Performance Materials, Inc. Escrow, 8.875%, 10/15/20	–	–
305,000	#	Platform Specialty Products Corp., 6.500%, 02/01/22	320,250	0.1
1,000,000		PolyOne Corp., 5.250%, 03/15/23	1,042,500	0.2
1,269,000		PolyOne Corp., 7.375%, 09/15/20	1,343,554	0.3
1,250,000	#	PQ Corp., 8.750%, 05/01/18	1,301,563	0.2
1,500,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	1,458,750	0.3
307,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	293,185	0.0
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	468,750	0.1
1,110,000	#	SPCM SA, 6.000%, 01/15/22	1,154,400	0.2
925,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	935,406	0.2
925,000	#	Steel Dynamics, Inc., 5.500%, 10/01/24	940,031	0.2
1,000,000		Tronox Finance LLC, 6.375%, 08/15/20	982,500	0.2
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	1,515,000	0.3
1,940,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,095,200	0.4
1,605,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	1,669,200	0.3
555,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	594,544	0.1
			30,762,858	5.9

		Communications: 17.7%
1,000,000	#	Alcatel-Lucent USA, Inc., 6.750%, 11/15/20	1,070,000	0.2
600,000	#	Altice Financing SA, 6.500%, 01/15/22	618,375	0.1
905,000	#	Altice Financing SA, 6.625%, 02/15/23	936,675	0.2
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	1,063,125	0.2
1,470,000	#	Altice SA, 7.625%, 02/15/25	1,480,106	0.3
1,640,000	#	Altice SA, 7.750%, 05/15/22	1,672,800	0.3
34,781	#	American Media, Inc., 13.500%, 06/15/18	36,716	0.0
665,000	#	Block Communications, Inc., 7.250%, 02/01/20	679,962	0.1
720,000		Cablevision Systems Corp., 7.750%, 04/15/18	801,900	0.2
1,750,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	1,798,125	0.3
650,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	684,937	0.1
460,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	480,125	0.1
780,000		CCOH Safari LLC, 5.500%, 12/01/22	799,500	0.2
780,000		CCOH Safari LLC, 5.750%, 12/01/24	805,350	0.2
2,050,000		CenturyLink, Inc., 5.625%, 04/01/20	2,160,187	0.4
1,495,000		CenturyLink, Inc., 5.800%, 03/15/22	1,564,144	0.3
1,750,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	1,754,375	0.3
500,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	529,375	0.1
735,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	785,531	0.2
350,000		Cincinnati Bell, Inc., 8.750%, 03/15/18	359,187	0.1

See Accompanying Notes to Financial Statements

5

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (CONTINUED)

270,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	281,475	0.1
730,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	771,975	0.2
105,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	109,200	0.0
1,530,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,617,975	0.3
1,500,000	#,&	CommScope Holding Co., Inc., 6.625%, 06/01/20	1,545,000	0.3
1,130,000		Crown Media Holdings, Inc., 10.500%, 07/15/19	1,214,750	0.2
1,650,000	#	CSC Holdings, LLC, 5.250%, 06/01/24	1,687,125	0.3
750,000		DISH DBS Corp., 5.125%, 05/01/20	757,500	0.1
1,070,000		DISH DBS Corp., 5.000%, 03/15/23	1,043,036	0.2
1,300,000		DISH DBS Corp., 5.875%, 07/15/22	1,324,375	0.3
1,070,000		DISH DBS Corp., 6.750%, 06/01/21	1,142,225	0.2
715,000		Equinix, Inc., 5.375%, 04/01/23	745,745	0.1
300,000		Equinix, Inc., 5.750%, 01/01/25	314,250	0.1
1,000,000		Frontier Communications Corp., 7.625%, 04/15/24	1,046,250	0.2
200,000		Frontier Communications Corp., 8.250%, 04/15/17	221,250	0.0
600,000	#	Gannett Co., Inc., 5.500%, 09/15/24	629,250	0.1
1,750,000		Gannett Co., Inc., 6.375%, 10/15/23	1,905,312	0.4
1,225,000	#	GCI, Inc., 6.875%, 04/15/25	1,240,312	0.2
1,950,000		Gray Television, Inc., 7.500%, 10/01/20	2,062,125	0.4
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	906,469	0.2
500,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	474,375	0.1
500,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	516,250	0.1
440,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	453,750	0.1
1,000,000		Intelsat Luxembourg SA, 8.125%, 06/01/23	926,250	0.2
2,000,000		Lamar Media Corp., 5.875%, 02/01/22	2,115,000	0.4
1,607,000		LIN Television Corp., 6.375%, 01/15/21	1,667,262	0.3
780,000	#	Media General Financing Sub, Inc., 5.875%, 11/15/22	797,550	0.2
1,500,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	1,582,500	0.3
630,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	660,713	0.1
1,750,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,828,750	0.4
1,500,000		Netflix, Inc., 5.750%, 03/01/24	1,535,625	0.3
800,000	#	Netflix, Inc., 5.875%, 02/15/25	825,000	0.2
1,500,000		Nexstar Broadcasting, Inc., 6.875%, 11/15/20	1,590,000	0.3
1,250,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,278,125	0.2
575,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	580,750	0.1
2,425,000	#	Numericable Group SA, 6.250%, 05/15/24	2,458,344	0.5
1,750,000	#	Numericable Group SA, 6.000%, 05/15/22	1,778,438	0.3
1,000,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	1,080,000	0.2
1,030,000	#	SBA Communications Corp., 4.875%, 07/15/22	1,011,523	0.2
1,650,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	1,736,955	0.3
500,000		Sinclair Television Group, Inc., 6.375%, 11/01/21	531,250	0.1
2,060,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	2,151,413	0.4
660,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	694,650	0.1
2,845,000		Sprint Corp., 7.125%, 06/15/24	2,802,325	0.5
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,291,500	0.3
2,000,000		Sprint Corp., 7.250%, 09/15/21	2,017,500	0.4
1,500,000		Sprint Nextel Corp., 6.000%, 11/15/22	1,430,625	0.3
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	764,750	0.1
1,420,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	1,466,150	0.3
400,000		T-Mobile USA, Inc., 5.250%, 09/01/18	414,500	0.1
1,000,000		T-Mobile USA, Inc., 6.125%, 01/15/22	1,035,000	0.2
780,000		T-Mobile USA, Inc., 6.250%, 04/01/21	814,125	0.2
1,000,000		T-Mobile USA, Inc., 6.633%, 04/28/21	1,051,250	0.2
800,000		T-Mobile USA, Inc., 6.731%, 04/28/22	845,000	0.2
250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	264,063	0.1
2,500,000	#	Univision Communications, Inc., 5.125%, 05/15/23	2,550,000	0.5

See Accompanying Notes to Financial Statements

6

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (CONTINUED)

1,860,000	#	West Corp., 5.375%, 07/15/22	1,828,613	0.4
1,200,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,206,000	0.2
1,310,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,362,400	0.3
1,265,000	#	Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	1,276,676	0.2
			91,341,044	17.7

		Consumer, Cyclical: 16.3%
1,470,000		Affinia Group, Inc., 7.750%, 05/01/21	1,528,800	0.3
1,070,000		Allegion US Holding Co., Inc., 5.750%, 10/01/21	1,123,500	0.2
500,000		AMC Entertainment, Inc., 5.875%, 02/15/22	521,250	0.1
950,000		AMC Entertainment, Inc., 9.750%, 12/01/20	1,043,812	0.2
840,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	877,800	0.2
2,095,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,184,037	0.4
2,070,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	1,888,875	0.4
1,500,000	#	Building Materials Holding Corp., 9.000%, 09/15/18	1,597,500	0.3
1,920,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%, 10/01/20	1,915,200	0.4
765,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 11.000%, 10/01/21	673,200	0.1
1,535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,615,587	0.3
1,080,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	977,400	0.2
1,365,000	#	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	1,397,419	0.3
1,315,000		Century Communities, Inc., 6.875%, 05/15/22	1,308,425	0.2
1,625,000	#,&	Chinos Intermediate Holdings A, Inc., 7.750%, 05/01/19	1,430,000	0.3
1,800,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	2,005,398	0.4
450,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	474,187	0.1
860,000	#	Cleopatra Finance Ltd, 5.625%, 02/15/20	842,370	0.2
900,000	#	Cleopatra Finance Ltd, 6.250%, 02/15/22	882,000	0.2
865,000	#	Cleopatra Finance Ltd, 6.500%, 02/15/25	836,887	0.2
1,960,000		Dana Holding Corp., 5.500%, 12/15/24	2,028,600	0.4
415,000	#	Family Tree Escrow LLC, 5.250%, 03/01/20	436,787	0.1
2,085,000	#	Family Tree Escrow LLC, 5.750%, 03/01/23	2,199,675	0.4
395,000		General Motors Co., 4.000%, 04/01/25	402,856	0.1
2,050,000		General Motors Financial Co., Inc., 4.000%, 01/15/25	2,094,952	0.4
1,400,000	#	HD Supply, Inc., 5.250%, 12/15/21	1,445,500	0.3
2,190,000	#	Hot Topic, Inc., 9.250%, 06/15/21	2,381,625	0.5
1,480,000		JC Penney Corp., Inc., 8.125%, 10/01/19	1,457,800	0.3
1,450,000		LKQ Corp., 4.750%, 05/15/23	1,428,250	0.3
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,880,000	0.4
1,000,000		Meritage Homes Corp., 7.150%, 04/15/20	1,082,500	0.2
1,065,000		Meritage Homes Corp., 7.000%, 04/01/22	1,147,538	0.2
1,665,000		Meritor, Inc., 6.250%, 02/15/24	1,685,813	0.3
1,000,000		MGM Resorts International, 5.250%, 03/31/20	1,017,400	0.2
1,500,000		MGM Resorts International, 6.000%, 03/15/23	1,548,750	0.3
1,500,000		MGM Resorts International, 7.750%, 03/15/22	1,693,125	0.3
500,000		MGM Resorts International, 8.625%, 02/01/19	572,500	0.1
232,000	#,&	Michaels FinCo Holdings LLC / Michaels FinCo, Inc., 7.500%, 08/01/18	237,800	0.0
1,678,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	1,732,535	0.3
1,100,000		NCL Corp. Ltd., 5.000%, 02/15/18	1,127,500	0.2
300,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	309,000	0.1
250,000	#	Neiman Marcus Group LLC., 8.000%, 10/15/21	266,250	0.0
1,750,000	#,&	Neiman Marcus Group LLC., 8.750%, 10/15/21	1,863,750	0.4
1,545,000		Oshkosh Corp., 5.375%, 03/01/22	1,610,663	0.3
1,025,000		Party City Holdings, Inc., 8.875%, 08/01/20	1,109,563	0.2
1,000,000		PC Nextco Holdings LLC / PC Nextco Finance, Inc., 8.750%, 08/15/19	1,022,500	0.2
2,085,000	#	Rite Aid Corp., 6.125%, 04/01/23	2,147,550	0.4
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	264,000	0.0
1,685,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	1,722,913	0.3

See Accompanying Notes to Financial Statements

7

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (CONTINUED)

600,000		Ryland Group, Inc., 5.375%, 10/01/22	601,500	0.1
750,000		Ryland Group, Inc., 6.625%, 05/01/20	813,750	0.2
2,000,000	#	Schaeffler Finance BV, 4.250%, 05/15/21	2,000,000	0.4
250,000	#,&	Schaeffler Holding Finance BV, 6.750%, 11/15/22	271,250	0.0
1,351,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,416,861	0.3
790,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	811,725	0.1
1,185,000	#	Scientific Games International, Inc., 10.000%, 12/01/22	1,116,863	0.2
420,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/23	429,450	0.1
420,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/25	425,250	0.1
2,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	1,990,000	0.4
1,910,000		Springs Industries, Inc., 6.250%, 06/01/21	1,895,675	0.4
1,100,000		Standard Pacific Corp., 8.375%, 01/15/21	1,278,750	0.2
800,000		United Continental Holdings, Inc., 6.375%, 06/01/18	855,000	0.2
1,000,000		United Continental Holdings, Inc., 6.000%, 07/15/28	1,003,750	0.2
1,500,000		US Airways Group, Inc., 6.125%, 06/01/18	1,582,500	0.3
1,830,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	2,045,025	0.4
245,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	246,531	0.0
1,460,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	1,390,650	0.3
1,125,000		Wolverine World Wide, Inc., 6.125%, 10/15/20	1,206,563	0.2
			84,422,435	16.3

		Consumer, Non-cyclical: 21.9%
1,660,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	1,670,375	0.3
1,000,000	#	Acadia Healthcare Co., Inc., 5.625%, 02/15/23	1,022,500	0.2
1,750,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	1,885,625	0.4
1,061,000	#	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22	1,140,575	0.2
1,800,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	1,800,000	0.3
1,210,000		Amsurg Corp., 5.625%, 11/30/20	1,240,250	0.2
1,805,000		Amsurg Corp., 5.625%, 07/15/22	1,854,637	0.4
1,860,000	#	Anna Merger Sub, Inc., 7.750%, 10/01/22	1,927,425	0.4
1,150,000		ARAMARK Corp., 5.750%, 03/15/20	1,204,625	0.2
2,500,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	2,675,000	0.5
1,675,000	#	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,695,937	0.3
1,500,000		Biomet, Inc., 6.500%, 10/01/20	1,578,750	0.3
1,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	1,178,125	0.2
1,836,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17	1,932,390	0.4
1,430,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	1,401,400	0.3
1,913,000	#,&	Capsugel SA, 7.000%, 05/15/19	1,947,673	0.4
710,000	#	Ceridian HCM Holding, Inc., 11.000%, 03/15/21	737,512	0.1
600,000		CHS/Community Health Systems, Inc., 5.125%, 08/15/18	620,250	0.1
1,000,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	1,068,750	0.2
190,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	201,637	0.0
250,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	266,250	0.0
1,210,000	#	Cott Beverages, Inc., 6.750%, 01/01/20	1,255,375	0.2
1,340,000		DaVita HealthCare Partners, Inc., 5.125%, 07/15/24	1,371,825	0.3
745,000		DaVita HealthCare Partners, Inc., 6.625%, 11/01/20	782,716	0.1
1,820,000	#	Diamond Foods, Inc., 7.000%, 03/15/19	1,879,150	0.4
1,915,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	1,962,875	0.4
1,610,000	#	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22	1,640,187	0.3
600,000		H&E Equipment Services, Inc., 7.000%, 09/01/22	621,000	0.1
3,120,000		HCA Holdings, Inc., 6.250%, 02/15/21	3,381,144	0.7
1,405,000		HCA Holdings, Inc., 7.750%, 05/15/21	1,498,517	0.3
1,080,000		HCA, Inc., 5.250%, 04/15/25	1,167,750	0.2
815,000		HCA, Inc., 5.375%, 02/01/25	857,278	0.2
1,800,000		HCA, Inc., 7.500%, 02/15/22	2,103,750	0.4
375,000		HDTFS, Inc., 6.250%, 10/15/22	389,531	0.1
1,630,000		HealthSouth Corp., 5.750%, 11/01/24	1,703,350	0.3
1,500,000		Hertz Corp., 6.750%, 04/15/19	1,556,250	0.3
1,480,000		Immucor, Inc., 11.125%, 08/15/19	1,596,550	0.3
865,000	#,&	Jaguar Holding Co. I, 9.375%, 10/15/17	886,625	0.2

See Accompanying Notes to Financial Statements

8

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (CONTINUED)

500,000	#	Jaguar Holding Co., 9.500%, 12/01/19	539,375	0.1
750,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	761,250	0.1
1,150,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	1,216,125	0.2
1,000,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	1,063,750	0.2
1,255,000		Kindred Healthcare, Inc., 4.250%, 04/09/21	1,262,583	0.2
1,460,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	1,496,500	0.3
1,975,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	2,009,563	0.4
2,080,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	2,054,000	0.4
2,125,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	2,207,344	0.4
1,975,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,058,937	0.4
1,500,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,526,250	0.3
1,224,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	1,306,620	0.3
1,635,000	#	Quad/Graphics, Inc., 7.000%, 05/01/22	1,579,819	0.3
1,250,000		Reynolds Group Issuer, Inc., 7.875%, 08/15/19	1,325,000	0.3
1,250,000		Reynolds Group Issuer, Inc., 9.000%, 04/15/19	1,315,625	0.3
750,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	807,188	0.2
585,000		RR Donnelley & Sons Co., 6.000%, 04/01/24	606,937	0.1
500,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	533,750	0.1
500,000		RR Donnelley & Sons Co., 7.000%, 02/15/22	553,750	0.1
750,000		RR Donnelley & Sons Co., 7.875%, 03/15/21	861,750	0.2
1,495,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	1,487,525	0.3
1,500,000	#	Salix Pharmaceuticals Ltd, 6.500%, 01/15/21	1,666,875	0.3
420,000		ServiceMaster Co., 7.450%, 08/15/27	427,350	0.1
743,000		ServiceMaster Co., 7.000%, 08/15/20	793,153	0.2
1,050,000	#	Shearer's Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	1,149,750	0.2
1,100,000		Spectrum Brands, Inc., 6.375%, 11/15/20	1,171,500	0.2
1,280,000	#	STHI Holding Corp., 8.000%, 03/15/18	1,329,600	0.3
1,580,000	#	Teleflex, Inc., 5.250%, 06/15/24	1,615,550	0.3
1,000,000		Tenet Healthcare Corp., 6.000%, 10/01/20	1,061,250	0.2
595,000		Tenet Healthcare Corp., 6.250%, 11/01/18	647,063	0.1
1,975,000		Tenet Healthcare Corp., 6.750%, 02/01/20	2,091,031	0.4
1,000,000		Tenet Healthcare Corp., 8.125%, 04/01/22	1,105,000	0.2
750,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	791,250	0.2
165,000		United Rentals North America, Inc., 5.750%, 07/15/18	172,054	0.0
1,000,000		United Rentals North America, Inc., 6.125%, 06/15/23	1,062,500	0.2
385,000		United Rentals North America, Inc., 7.375%, 05/15/20	417,966	0.1
785,000		United Rentals North America, Inc., 7.625%, 04/15/22	862,715	0.2
875,000		United Surgical Partners International, Inc., 9.000%, 04/01/20	943,906	0.2
1,950,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	2,052,375	0.4
1,250,000		US Foods, Inc., 8.500%, 06/30/19	1,315,625	0.3
1,500,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	1,524,375	0.3
2,000,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	2,170,620	0.4
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	1,584,375	0.3
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	1,074,969	0.2
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	510,825	0.1
420,000	#	VRX Escrow Corp., 5.375%, 03/15/20	425,250	0.1
420,000	#	VRX Escrow Corp., 5.875%, 05/15/23	431,550	0.1
920,000	#	VRX Escrow Corp., 6.125%, 04/15/25	955,650	0.2
1,500,000		WellCare Health Plans, Inc., 5.750%, 11/15/20	1,582,500	0.3
1,740,000		WhiteWave Foods Co., 5.375%, 10/01/22	1,874,850	0.4
			113,088,677	21.9

		Diversified: 1.4%
1,900,000	&	Alphabet Holding Co., Inc., 7.750%, 11/01/17	1,866,750	0.4
2,095,000	#	Argos Merger Sub, Inc., 7.125%, 03/15/23	2,176,181	0.4
715,000	#,&	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	725,725	0.1
1,440,000	#	James Hardie International Finance Ltd, 5.875%, 02/15/23	1,490,400	0.3

See Accompanying Notes to Financial Statements

9

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (CONTINUED)

779,000	#	The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21	808,213	0.2
			7,067,269	1.4

		Energy: 11.2%
1,055,000		Alta Mesa Holdings / Alta Mesa Finance Services Corp., 9.625%, 10/15/18	807,075	0.2
925,000	#	American Energy - Woodford LLC/AEW Finance Corp., 9.000%, 09/15/22	536,500	0.1
1,500,000		Antero Resources Corp., 5.125%, 12/01/22	1,447,500	0.3
2,250,000		Approach Resources, Inc., 7.000%, 06/15/21	2,025,000	0.4
1,035,000		Arch Coal, Inc., 7.250%, 06/15/21	235,462	0.0
1,000,000	#	Arch Coal, Inc., 8.000%, 01/15/19	483,125	0.1
1,970,000	#	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22	2,029,100	0.4
1,600,000		Bonanza Creek Energy, Inc., 6.750%, 04/15/21	1,564,000	0.3
750,000	#	Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	762,187	0.1
1,290,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 6.500%, 04/15/21	1,257,750	0.2
400,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.625%, 08/01/20	454,000	0.1
750,000		Chaparral Energy, Inc., 7.625%, 11/15/22	510,000	0.1
895,000		Chaparral Energy, Inc., 8.250%, 09/01/21	626,500	0.1
2,275,000		Chesapeake Energy Corp., 6.125%, 02/15/21	2,314,812	0.4
1,200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	1,245,000	0.2
1,500,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.125%, 03/01/22	1,518,750	0.3
1,800,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.125%, 04/15/21	1,802,250	0.4
250,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.750%, 02/15/23	253,750	0.1
1,200,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,350,000	0.3
1,750,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	1,653,750	0.3
875,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	910,000	0.2
500,000		Legacy Reserves L.P. / Legacy Reserves Finance Corp., 6.625%, 12/01/21	397,500	0.1
500,000		Legacy Reserves L.P. / Legacy Reserves Finance Corp., 8.000%, 12/01/20	412,500	0.1
1,345,000		Linn Energy LLC / Linn Energy Finance Corp., 6.250%, 11/01/19	1,069,275	0.2
525,000		Linn Energy LLC / Linn Energy Finance Corp., 7.750%, 02/01/21	420,000	0.1
1,135,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	879,625	0.2
1,500,000		Memorial Production Partners L.P. / Memorial Production Finance Corp., 7.625%, 05/01/21	1,372,500	0.3
1,050,000	#	Memorial Resource Development Corp., 5.875%, 07/01/22	981,750	0.2
1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	2,058,025	0.4
1,000,000	#	Murray Energy Corp., 8.625%, 06/15/21	1,050,000	0.2
360,000	#	Paragon Offshore PLC, 6.750%, 07/15/22	121,500	0.0
720,000	#	Paragon Offshore PLC, 7.250%, 08/15/24	244,800	0.0
2,400,000	#	Parsley Energy LLC / Parsley Finance Corp., 7.500%, 02/15/22	2,436,000	0.5
1,655,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	1,671,550	0.3
360,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.000%, 10/01/22	376,200	0.1
655,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	679,563	0.1
1,950,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	2,047,695	0.4
360,000		Rose Rock Midstream L.P. / Rose Rock Finance Corp., 5.625%, 07/15/22	356,400	0.1
1,815,000		Rosetta Resources, Inc., 5.625%, 05/01/21	1,715,175	0.3
140,000		Rosetta Resources, Inc., 5.875%, 06/01/24	130,900	0.0
1,690,000		Sanchez Energy Corp., 6.125%, 01/15/23	1,527,338	0.3
765,000		Sanchez Energy Corp., 7.750%, 06/15/21	742,050	0.1
1,100,000		SandRidge Energy, Inc., 7.500%, 02/15/23	682,000	0.1
1,995,000		SemGroup Corp., 7.500%, 06/15/21	2,099,738	0.4
1,835,000		Seventy Seven Energy, Inc., 6.500%, 07/15/22	862,450	0.2

See Accompanying Notes to Financial Statements

10

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (CONTINUED)

600,000		SM Energy Co., 6.500%, 01/01/23	618,000	0.1
1,000,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 08/15/22	952,500	0.2
1,000,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 7.500%, 07/01/21	1,045,000	0.2
405,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	417,150	0.1
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	515,000	0.1
520,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	535,600	0.1
188,000		SunCoke Energy, Inc., 7.625%, 08/01/19	193,311	0.0
815,000	#	Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	841,488	0.2
1,645,000	#	Talos Production LLC, 9.750%, 02/15/18	1,167,950	0.2
2,000,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	2,070,000	0.4
1,865,000		WPX Energy, Inc., 6.000%, 01/15/22	1,743,775	0.3
			58,220,819	11.2

		Financial: 6.3%
2,935,000	#	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.500%, 05/15/21	3,059,591	0.6
500,000		Ally Financial, Inc., 3.125%, 01/15/16	502,500	0.1
1,000,000		Ally Financial, Inc., 3.500%, 01/27/19	990,000	0.2
2,000,000		Ally Financial, Inc., 4.125%, 03/30/20	1,992,500	0.4
1,500,000		Ally Financial, Inc., 7.500%, 09/15/20	1,760,625	0.3
735,000		Ally Financial, Inc., 8.000%, 03/15/20	878,325	0.2
540,000		American General Finance Corp., 5.400%, 12/01/15	550,179	0.1
1,850,000		CBRE Services, Inc., 5.250%, 03/15/25	1,993,375	0.4
520,000		CIT Group, Inc., 4.250%, 08/15/17	529,100	0.1
1,500,000		CIT Group, Inc., 5.250%, 03/15/18	1,556,250	0.3
250,000		CIT Group, Inc., 5.375%, 05/15/20	263,750	0.0
250,000		CIT Group, Inc., 5.000%, 05/15/17	257,735	0.0
810,000		CIT Group, Inc., 5.000%, 08/15/22	833,287	0.2
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	311,750	0.1
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	830,875	0.2
1,150,000		Crown Castle International Corp., 5.250%, 01/15/23	1,213,250	0.2
500,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 4.875%, 03/15/19	510,625	0.1
1,000,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.000%, 08/01/20	1,042,550	0.2
1,115,000		International Lease Finance Corp., 5.875%, 08/15/22	1,240,437	0.2
510,000		International Lease Finance Corp., 6.250%, 05/15/19	558,450	0.1
470,000		International Lease Finance Corp., 8.250%, 12/15/20	573,400	0.1
335,000		iStar Financial, Inc., 4.000%, 11/01/17	332,069	0.1
670,000		iStar Financial, Inc., 5.000%, 07/01/19	672,512	0.1
1,965,000		Navient Corp., 5.875%, 10/25/24	1,842,187	0.4
1,320,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	1,138,500	0.2
500,000	#	Realogy Corp., 7.625%, 01/15/20	540,625	0.1
1,290,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	1,319,025	0.3
750,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/21	801,563	0.2
2,000,000	#,&	Sophia Holding Finance L.P. / Sophia Holding Finance, Inc., 9.625%, 12/01/18	2,027,500	0.4
400,000		Springleaf Finance Corp., 5.250%, 12/15/19	396,500	0.1
595,000		Springleaf Finance Corp., 6.900%, 12/15/17	635,163	0.1
1,200,000		Synovus Financial Corp., 5.125%, 06/15/17	1,227,720	0.2
			32,381,918	6.3

		Industrial: 7.7%
1,509,000		ADS Waste Holdings, Inc., 8.250%, 10/01/20	1,584,450	0.3
370,000	#	AECOM Technology Corp., 5.750%, 10/15/22	383,875	0.1
370,000	#	AECOM Technology Corp., 5.875%, 10/15/24	389,425	0.1
1,165,000		Anixter, Inc., 5.625%, 05/01/19	1,258,200	0.2
1,534,450	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	1,606,385	0.3

See Accompanying Notes to Financial Statements

11

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (CONTINUED)

1,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.750%, 01/31/21	1,011,250	0.2
88,235	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	88,787	0.0
1,480,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,398,600	0.3
250,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	252,500	0.0
500,000		Boise Cascade Co., 6.375%, 11/01/20	528,750	0.1
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	175,725	0.0
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,537,500	0.3
1,700,000	#	Consolidated Container Co., LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	1,487,500	0.3
1,320,000	#	CTP Transportation Products LLC / CTP Finance, Inc., 8.250%, 12/15/19	1,366,200	0.3
1,250,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	1,312,500	0.3
860,000		Ducommun, Inc., 9.750%, 07/15/18	913,750	0.2
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,140,625	0.2
1,720,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,631,850	0.3
500,000		Headwaters, Inc., 7.250%, 01/15/19	526,250	0.1
1,000,000		Headwaters, Inc., 7.625%, 04/01/19	1,044,200	0.2
788,000	&	Interline Brands, Inc., 10.000%, 11/15/18	829,370	0.2
880,000	#	JM Huber Corp., 9.875%, 11/01/19	955,900	0.2
1,110,000		Kemet Corp., 10.500%, 05/01/18	1,137,750	0.2
1,265,000	#	Masonite International Corp., 5.625%, 03/15/23	1,302,950	0.3
233,000	#	Mcron Finance Sub, LLC / Mcron Finance Corp., 8.375%, 05/15/19	249,892	0.0
500,000	#	Milacron LLC / Mcron Finance Corp., 7.750%, 02/15/21	520,000	0.1
1,600,000		Nortek, Inc., 8.500%, 04/15/21	1,720,000	0.3
1,620,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,666,575	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,045,000	0.4
1,625,000	#	Sanmina Corp., 4.375%, 06/01/19	1,620,937	0.3
500,000	#	Sealed Air Corp., 4.875%, 12/01/22	511,250	0.1
1,000,000	#	Sealed Air Corp., 5.125%, 12/01/24	1,037,500	0.2
1,470,000	#	Syncreon Group BV / Syncreon Global Finance US, Inc., 8.625%, 11/01/21	1,264,200	0.2
1,000,000		TransDigm, Inc., 6.500%, 07/15/24	1,010,000	0.2
1,000,000		TransDigm, Inc., 6.000%, 07/15/22	1,003,750	0.2
1,485,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	1,570,388	0.3
1,500,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	1,601,250	0.3
325,000	#	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.750%, 06/15/19	352,625	0.1
			40,037,659	7.7

		Information Technology: 0.2%
1,000,000		Equinix, Inc., 4.875%, 04/01/20	1,037,500	0.2

		Technology: 6.0%
1,000,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	1,048,750	0.2
1,545,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	1,687,912	0.3
1,555,000		Aspect Software, Inc., 10.625%, 05/15/17	1,360,625	0.3
1,040,000	#	Audatex North America, Inc., 6.125%, 11/01/23	1,103,700	0.2
770,000	#	Audatex North America, Inc., 6.000%, 06/15/21	818,125	0.2
1,290,000	#	BCP Singapore VI Cayman Financing Co. Ltd., 8.000%, 04/15/21	1,273,875	0.2
1,750,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,610,000	0.3
900,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	747,000	0.1
1,500,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/24	1,575,000	0.3
800,000		CDW LLC / CDW Finance Corp., 6.000%, 08/15/22	861,760	0.2
615,000		CDW, LLC / CDW Finance Corp., 8.500%, 04/01/19	641,137	0.1
1,000,000	#,&	Eagle Midco, Inc., 9.000%, 06/15/18	1,022,500	0.2
1,795,000		Emdeon, Inc., 11.000%, 12/31/19	1,965,525	0.4
1,395,000	#	Entegris, Inc., 6.000%, 04/01/22	1,461,262	0.3
1,050,000		Epicor Software Corp., 8.625%, 05/01/19	1,102,500	0.2
145,000	#	First Data Corp., 8.250%, 01/15/21	156,963	0.0
646,000	#,&	First Data Corp., 8.750%, 01/15/22	698,488	0.1
1,730,000		First Data Corp., 10.625%, 06/15/21	1,976,525	0.4
1,918,000		First Data Corp., 11.750%, 08/15/21	2,227,278	0.4

See Accompanying Notes to Financial Statements

12

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (CONTINUED)

750,000	#	IMS Health, Inc., 6.000%, 11/01/20	782,813	0.2
1,640,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,630,258	0.3
355,000		Infor US, Inc., 9.375%, 04/01/19	381,181	0.1
500,000		Infor US, Inc., 11.500%, 07/15/18	541,875	0.1
590,000	#	MSCI, Inc., 5.250%, 11/15/24	611,388	0.1
750,000		NCR Corp., 5.000%, 07/15/22	761,250	0.2
1,300,000		NCR Corp., 6.375%, 12/15/23	1,391,000	0.3
1,720,000	#	Open Text Corp., 5.625%, 01/15/23	1,788,800	0.3
			31,227,490	6.0

		Utilities: 1.8%
710,000		AES Corp., 7.375%, 07/01/21	798,750	0.2
725,000		Calpine Corp., 5.375%, 01/15/23	728,625	0.1
1,725,000		Calpine Corp., 5.750%, 01/15/25	1,744,406	0.3
750,000	#	Calpine Corp., 6.000%, 01/15/22	806,250	0.2
500,000		DPL, Inc., 6.500%, 10/15/16	526,250	0.1
1,000,000		DPL, Inc., 7.250%, 10/15/21	1,067,500	0.2
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,541,250	0.3
1,000,000		NRG Energy, Inc., 6.250%, 07/15/22	1,033,750	0.2
830,000		NRG Energy, Inc., 7.875%, 05/15/21	896,400	0.2
			9,143,181	1.8

	Total Corporate Bonds/Notes
	(Cost $499,654,248)		498,730,850	96.4

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,078,507	0.2

	Total Asset-Backed Securities
	(Cost $997,500)		1,078,507	0.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
195	@	American Media, Inc.	98	0.0

	Total Common Stock
	(Cost $7,957)		98	0.0

	Total Long-Term Investments
	(Cost $500,659,705)		499,809,455	96.6
SHORT-TERM INVESTMENTS: 2.5%
	Mutual Funds: 2.5%
12,717,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%††
	(Cost $12,717,000)	12,717,000	2.5

	Total Short-Term Investments
	(Cost $12,717,000)	12,717,000	2.5

	Total Investments in Securities (Cost $513,376,705)	$512,526,455	99.1
	Assets in Excess of Other Liabilities	4,416,149	0.9
	Net Assets	$516,942,604	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
&	Payment-in-kind

Cost for federal income tax purposes is $513,412,009.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$11,170,235
Gross Unrealized Depreciation	(12,055,789)

Net Unrealized Depreciation	$(885,554)

See Accompanying Notes to Financial Statements

13

Voya Intermediate Bond Fund
PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 33.2%
		Basic Materials: 1.8%
1,440,000		Agrium, Inc., 3.375%, 03/15/25	$1,442,467	0.0
1,965,000		Agrium, Inc., 5.250%, 01/15/45	2,223,111	0.1
510,000		Albemarle Corp., 3.000%, 12/01/19	516,162	0.0
2,564,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	2,599,350	0.1
2,000,000		ArcelorMittal, 6.250%, 03/01/21	2,132,500	0.1
1,373,000		Barrick Gold Corp., 4.100%, 05/01/23	1,356,784	0.0
1,484,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	1,706,498	0.1
2,020,000		Eastman Chemical Co., 2.700%, 01/15/20	2,051,453	0.1
1,680,000		Eastman Chemical Co., 3.800%, 03/15/25	1,745,785	0.1
2,110,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	1,566,675	0.1
1,649,000		Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	1,641,825	0.1
2,480,000		Freeport-McMoRan, Inc., 4.000%, 11/14/21	2,424,029	0.1
1,861,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	1,888,762	0.1
1,960,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	2,012,062	0.1
1,860,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	1,910,588	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,399,821	0.0
1,126,000		Goldcorp, Inc., 3.700%, 03/15/23	1,116,477	0.0
2,010,000		Huntsman International LLC, 4.875%, 11/15/20	2,020,050	0.1
1,378,000		LYB International Finance BV, 4.000%, 07/15/23	1,464,317	0.1
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,866,465	0.1
1,206,000		Monsanto Co., 4.400%, 07/15/44	1,302,528	0.0
2,810,000		PolyOne Corp., 5.250%, 03/15/23	2,929,425	0.1
2,513,000		Rockwood Specialties Group, Inc., 4.625%, 10/15/20	2,622,944	0.1
1,028,000	L	Vale Overseas Ltd., 4.625%, 09/15/20	1,030,056	0.0
2,017,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	2,076,844	0.1
778,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	841,784	0.0
			45,888,762	1.8

		Communications: 5.6%
2,571,000	#	Alibaba Group Holding Ltd., 3.125%, 11/28/21	2,592,990	0.1
2,455,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	2,467,805	0.1
800,000	#	Altice Financing SA, 6.625%, 02/15/23	828,000	0.0
3,137,000		Amazon.com, Inc., 4.950%, 12/05/44	3,436,458	0.1
3,018,000	L	AT&T, Inc., 3.900%, 03/11/24	3,172,721	0.1
3,215,000		AT&T, Inc., 4.800%, 06/15/44	3,310,894	0.1
1,043,000		AT&T, Inc., 5.350%, 09/01/40	1,142,446	0.0
740,000		Cablevision Systems Corp., 8.625%, 09/15/17	834,350	0.0
2,098,000		CBS Corp., 2.300%, 08/15/19	2,100,484	0.1
3,488,000		CBS Corp., 3.700%, 08/15/24	3,598,587	0.1
1,025,000		CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	1,034,042	0.0
2,500,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	2,534,375	0.1
475,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	498,156	0.0
1,212,000		CenturyLink, Inc., 5.625%, 04/01/20	1,277,145	0.1
920,000		CenturyLink, Inc., 6.750%, 12/01/23	1,016,600	0.0
2,000,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	2,115,000	0.1
884,000	#	CommScope, Inc., 5.500%, 06/15/24	888,420	0.0
713,000	#	CommScope, Inc., 5.000%, 06/15/21	715,674	0.0
2,696,000	#	Cox Communications, Inc., 3.850%, 02/01/25	2,777,691	0.1
772,000	#	COX Communications, Inc., 4.500%, 06/30/43	770,405	0.0
2,000,000	#	CSC Holdings, LLC, 5.250%, 06/01/24	2,045,000	0.1
1,683,000		Digicel Ltd., 6.000%, 04/15/21	1,603,058	0.1
707,000	#	Digicel Ltd, 6.750%, 03/01/23	686,674	0.0
4,854,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%, 03/15/22	5,038,768	0.2
1,500,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,575,906	0.1
510,000		DISH DBS Corp., 4.250%, 04/01/18	513,825	0.0
1,500,000		DISH DBS Corp., 5.875%, 07/15/22	1,528,125	0.1
1,542,000	L	eBay, Inc., 2.875%, 08/01/21	1,548,405	0.1
1,605,000		eBay, Inc., 3.450%, 08/01/24	1,591,144	0.1

See Accompanying Notes to Financial Statements

14

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

2,391,000		eBay, Inc., 4.000%, 07/15/42	2,081,098	0.1
2,463,000		Equinix, Inc., 5.375%, 04/01/23	2,568,909	0.1
2,035,000		Gannett Co., Inc., 6.375%, 10/15/23	2,215,606	0.1
2,135,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	2,204,387	0.1
1,440,000		Juniper Networks, Inc., 4.350%, 06/15/25	1,462,856	0.1
699,000		Motorola Solutions, Inc., 3.500%, 03/01/23	702,624	0.0
671,000		Motorola Solutions, Inc., 3.750%, 05/15/22	687,868	0.0
2,339,000		Motorola Solutions, Inc., 4.000%, 09/01/24	2,421,660	0.1
2,575,000	L	Netflix, Inc., 5.750%, 03/01/24	2,636,156	0.1
3,132,000		21st Century Fox America, Inc., 3.000%, 09/15/22	3,175,002	0.1
2,385,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	2,408,850	0.1
770,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	831,600	0.0
860,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	868,191	0.0
1,650,000		Scripps Networks Interactive, Inc., 3.900%, 11/15/24	1,705,729	0.1
3,000,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	3,067,500	0.1
2,640,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,758,800	0.1
2,110,000	#	Softbank Corp., 4.500%, 04/15/20	2,162,750	0.1
1,105,000		Sprint Corp., 7.125%, 06/15/24	1,088,425	0.0
1,105,000		Sprint Nextel Corp., 7.875%, 09/15/23	1,132,625	0.0
625,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	652,212	0.0
1,428,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	1,464,563	0.1
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,623,985	0.1
2,833,000		Time Warner Cable, Inc., 5.875%, 11/15/40	3,400,745	0.1
2,812,000		Time Warner, Inc., 4.050%, 12/15/23	3,015,355	0.1
1,881,000		Time Warner, Inc., 5.350%, 12/15/43	2,203,768	0.1
1,251,000		Time Warner, Inc., 6.500%, 11/15/36	1,628,882	0.1
2,131,000		Time Warner Cable, Inc., 5.500%, 09/01/41	2,453,638	0.1
1,000,000		T-Mobile USA, Inc., 5.250%, 09/01/18	1,036,250	0.0
575,000		T-Mobile USA, Inc., 6.250%, 04/01/21	600,156	0.0
1,435,000		T-Mobile USA, Inc., 6.625%, 04/01/23	1,510,337	0.1
1,395,000	#	Univision Communications, Inc., 5.125%, 02/15/25	1,428,131	0.1
1,370,000		UPCB Finance IV Ltd., 5.375%, 01/15/25	1,370,000	0.1
2,720,000		Verizon Communications, Inc., 3.000%, 11/01/21	2,779,209	0.1
4,186,000		Verizon Communications, Inc., 3.500%, 11/01/24	4,292,492	0.2
7,358,000		Verizon Communications, Inc., 4.150%, 03/15/24	7,910,034	0.3
1,042,000		Verizon Communications, Inc., 4.862%, 08/21/46	1,093,716	0.0
1,206,000		Verizon Communications, Inc., 5.012%, 08/21/54	1,256,979	0.1
2,897,000		Verizon Communications, Inc., 5.050%, 03/15/34	3,151,826	0.1
4,814,000		Verizon Communications, Inc., 5.150%, 09/15/23	5,523,016	0.2
1,205,000		Verizon Communications, Inc., 6.550%, 09/15/43	1,566,964	0.1
2,226,000		Viacom, Inc., 3.875%, 04/01/24	2,294,481	0.1
2,551,000		Viacom, Inc., 4.250%, 09/01/23	2,699,769	0.1
1,200,000		Viacom, Inc., 4.375%, 03/15/43	1,123,242	0.0
1,824,000		WPP Finance 2010, 3.750%, 09/19/24	1,906,888	0.1
			148,410,422	5.6

		Consumer, Cyclical: 1.5%
1,375,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,447,188	0.1
500,000	#	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	511,875	0.0
2,010,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	2,239,361	0.1
561,000		Ford Motor Co., 3.000%, 06/12/17	578,365	0.0
1,466,000		Ford Motor Co., 4.750%, 01/15/43	1,609,463	0.1
1,065,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	1,332,084	0.0
2,091,000		Ford Motor Credit Co. LLC, 2.597%, 11/04/19	2,120,847	0.1
1,335,000		General Motors Co., 4.875%, 10/02/23	1,452,098	0.1
1,608,000		Johnson Controls, Inc., 4.625%, 07/02/44	1,731,853	0.1
2,623,000		Kohl's Corp., 4.750%, 12/15/23	2,886,150	0.1
900,000	L	Lennar Corp., 4.750%, 12/15/17	940,500	0.0
2,292,000		MDC Holdings, Inc., 6.000%, 01/15/43	1,953,930	0.1

See Accompanying Notes to Financial Statements

15

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

2,480,000		MGM Resorts International, 6.750%, 10/01/20	2,656,700	0.1
1,805,000		Newell Rubbermaid, Inc., 2.875%, 12/01/19	1,841,365	0.1
335,000		Ryland Group, Inc., 6.625%, 05/01/20	363,475	0.0
1,680,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,761,900	0.1
1,260,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.750%, 03/01/25	1,291,500	0.0
269,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	290,520	0.0
863,000		Toll Brothers Finance Corp., 6.750%, 11/01/19	979,505	0.0
3,076,000		Walgreens Boots Alliance, Inc., 3.800%, 11/18/24	3,186,696	0.1
1,632,000		Whirlpool Corp., 4.000%, 03/01/24	1,725,378	0.1
1,768,000		Yum! Brands, Inc., 3.875%, 11/01/23	1,840,902	0.1
3,182,000		Yum! Brands, Inc., 5.350%, 11/01/43	3,538,381	0.1
			38,280,036	1.5

		Consumer, Non-cyclical: 6.6%
3,053,000		Actavis Funding SCS, 3.450%, 03/15/22	3,131,603	0.1
2,017,000		Actavis Funding SCS, 3.800%, 03/15/25	2,084,132	0.1
2,108,000		Actavis Funding SCS, 3.850%, 06/15/24	2,181,548	0.1
3,111,000		Actavis Funding SCS, 4.850%, 06/15/44	3,317,841	0.1
3,661,000		Altria Group, Inc., 2.625%, 01/14/20	3,718,899	0.1
1,951,000		Altria Group, Inc., 5.375%, 01/31/44	2,290,938	0.1
1,950,000		AmerisourceBergen Corp., 3.250%, 03/01/25	1,980,059	0.1
785,000		Amgen, Inc., 3.875%, 11/15/21	845,856	0.0
366,000		Amgen, Inc., 5.150%, 11/15/41	423,188	0.0
2,901,000		Amsurg Corp., 5.625%, 07/15/22	2,980,777	0.1
2,922,000	#	Bayer US Finance LLC, 2.375%, 10/08/19	2,974,459	0.1
2,506,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	2,595,028	0.1
1,983,000		Becton Dickinson and Co., 1.800%, 12/15/17	1,999,090	0.1
1,983,000		Becton Dickinson and Co., 2.675%, 12/15/19	2,031,268	0.1
3,085,000		Becton Dickinson and Co., 3.734%, 12/15/24	3,237,769	0.1
1,882,000		Cardinal Health, Inc., 2.400%, 11/15/19	1,906,588	0.1
3,251,000		Celgene Corp., 3.250%, 08/15/22	3,329,258	0.1
3,463,000		Celgene Corp., 2.250%, 05/15/19	3,501,498	0.1

319,000		Constellation Brands, Inc., 7.250%, 05/15/17	352,694	0.0
1,140,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	1,173,995	0.0
1,218,000		Express Scripts Holding Co., 3.500%, 06/15/24	1,256,363	0.0
3,107,000		General Mills, Inc., 2.200%, 10/21/19	3,136,417	0.1
2,210,000		Gilead Sciences, Inc., 3.500%, 02/01/25	2,337,172	0.1
600,000		HCA Holdings, Inc., 7.750%, 05/15/21	639,936	0.0
1,005,000		HCA, Inc., 5.250%, 04/15/25	1,086,656	0.0
1,500,000		HCA, Inc., 5.875%, 03/15/22	1,661,250	0.1
2,695,000		HealthSouth Corp., 5.125%, 03/15/23	2,755,638	0.1
2,920,000		HJ Heinz Co., 4.250%, 10/15/20	2,999,570	0.1
1,153,000		Humana, Inc., 3.150%, 12/01/22	1,162,172	0.0
2,021,000	#	JM Smucker Co, 3.500%, 03/15/25	2,081,968	0.1
3,781,000		Kroger Co., 2.300%, 01/15/19	3,839,295	0.1
1,983,000		Laboratory Corp. of America Holdings, 2.200%, 08/23/17	2,019,277	0.1
4,638,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/20	4,672,298	0.2
1,900,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/22	1,926,277	0.1
2,289,000		McKesson Corp., 2.284%, 03/15/19	2,316,834	0.1
4,000,000		McKesson Corp., 3.796%, 03/15/24	4,228,188	0.2
464,000		Medtronic, Inc., 2.750%, 04/01/23	465,482	0.0
2,493,000	#	Medtronic, Inc., 3.150%, 03/15/22	2,591,060	0.1
4,121,000	#	Medtronic, Inc., 3.500%, 03/15/25	4,317,110	0.2
1,155,000		Medtronic, Inc., 3.625%, 03/15/24	1,227,689	0.0
1,895,000	#	Medtronic, Inc., 4.375%, 03/15/35	2,073,515	0.1
1,830,000	#	Medtronic, Inc., 4.625%, 03/15/45	2,079,804	0.1
1,980,000		Merck & Co., Inc., 1.850%, 02/10/20	1,992,197	0.1
5,080,000		Merck & Co., Inc., 2.350%, 02/10/22	5,088,900	0.2
2,170,000		Merck & Co., Inc., 2.750%, 02/10/25	2,172,895	0.1
4,141,000		Perrigo Finance plc, 3.900%, 12/15/24	4,295,339	0.2
2,719,000		Pfizer, Inc., 3.400%, 05/15/24	2,857,305	0.1
2,344,000		Philip Morris International, Inc., 1.250%, 11/09/17	2,357,480	0.1
2,315,000		Philip Morris International, Inc., 3.250%, 11/10/24	2,379,614	0.1

See Accompanying Notes to Financial Statements

16

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

3,636,000		Philip Morris International, Inc., 4.250%, 11/10/44	3,823,541	0.1
2,000,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	2,072,500	0.1
2,079,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	2,219,333	0.1
1,434,000		St Jude Medical, Inc., 3.250%, 04/15/23	1,469,319	0.1
1,320,000		St Jude Medical, Inc., 4.750%, 04/15/43	1,450,914	0.1
3,277,000		Synchrony Financial, 3.750%, 08/15/21	3,400,851	0.1
1,370,000		Synchrony Financial, 3.000%, 08/15/19	1,400,578	0.1
2,473,000		Synchrony Financial, 4.250%, 08/15/24	2,588,224	0.1
2,355,000		Sysco Corp., 3.500%, 10/02/24	2,446,708	0.1
2,405,000		Tenet Healthcare Corp., 6.000%, 10/01/20	2,552,306	0.1
3,236,000		Tyson Foods, Inc., 3.950%, 08/15/24	3,425,335	0.1
1,236,000		Tyson Foods, Inc., 5.150%, 08/15/44	1,444,443	0.1
2,135,000		United Rentals North America, Inc., 7.625%, 04/15/22	2,346,365	0.1
3,000,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	3,157,500	0.1
1,000,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	1,017,500	0.0
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	971,044	0.0
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	1,042,500	0.0
2,309,000		Anthem, Inc., 3.500%, 08/15/24	2,375,469	0.1
2,171,000		WellPoint, Inc., 4.625%, 05/15/42	2,362,901	0.1
2,134,000		WellPoint, Inc., 4.650%, 08/15/44	2,359,423	0.1
1,753,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	1,785,892	0.1
2,464,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	2,543,176	0.1
2,880,000		Zimmer Holdings, Inc., 3.550%, 04/01/25	2,940,944	0.1
1,780,000		Zimmer Holdings, Inc., 4.450%, 08/15/45	1,854,538	0.1
1,267,000		Zoetis, Inc., 1.875%, 02/01/18	1,268,404	0.1
			172,393,897	6.6

		Diversified: 0.2%
1,700,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,811,299	0.1
2,760,000		MUFG Americas Holdings Corp., 2.250%, 02/10/20	2,768,460	0.1

1,185,000	#	Tenedora Nemak SA de CV, 5.500%, 02/28/23	1,226,475	0.0
			5,806,234	0.2

		Energy: 3.1%
825,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	212,437	0.0
870,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	968,368	0.0
870,000		Antero Resources Corp., 5.375%, 11/01/21	847,163	0.0
850,000	#	Antero Resources Corp., 5.625%, 06/01/23	843,625	0.0
2,380,000		BP Capital Markets PLC, 2.315%, 02/13/20	2,401,622	0.1
1,876,000		BP Capital Markets PLC, 3.062%, 03/17/22	1,910,154	0.1
2,551,000		Cenovus Energy, Inc., 3.800%, 09/15/23	2,537,431	0.1
1,300,000		Chesapeake Energy Corp., 6.125%, 02/15/21	1,322,750	0.1
1,350,000		Chesapeake Energy Corp., 6.625%, 08/15/20	1,400,625	0.1
1,678,000		ConocoPhillips Co., 3.350%, 11/15/24	1,731,263	0.1
1,678,000		ConocoPhillips Co., 4.300%, 11/15/44	1,785,749	0.1
2,172,000	L	Diamond Offshore Drilling, Inc., 3.450%, 11/01/23	2,089,944	0.1
1,467,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	1,690,427	0.1
1,843,000		El Paso Pipeline Partners Operating Co. LLC, 4.300%, 05/01/24	1,879,759	0.1
1,652,000	#	Enable Midstream Partners L.P., 3.900%, 05/15/24	1,594,809	0.1
1,402,000	#	Enable Midstream Partners L.P., 5.000%, 05/15/44	1,284,121	0.0
1,523,000		Enbridge Energy Partners, 9.875%, 03/01/19	1,919,521	0.1
891,000		Enbridge, Inc., 3.500%, 06/10/24	876,919	0.0
1,770,000		Enbridge, Inc., 4.000%, 10/01/23	1,803,143	0.1
504,000		Enbridge, Inc., 4.500%, 06/10/44	469,693	0.0
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,203,750	0.0
1,217,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	1,302,042	0.1
2,074,000		Energy Transfer Partners L.P., 6.050%, 06/01/41	2,304,372	0.1
1,244,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	1,565,014	0.1
1,706,000	L	Ensco PLC, 4.500%, 10/01/24	1,656,695	0.1
1,270,000		Enterprise Products Operating LLC, 3.750%, 02/15/25	1,316,280	0.1

See Accompanying Notes to Financial Statements

17

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

1,231,000		EQT Midstream Partners L.P., 4.000%, 08/01/24	1,224,388	0.0
1,810,000		FMC Technologies, Inc., 3.450%, 10/01/22	1,782,475	0.1
1,254,000		Halliburton Co., 4.750%, 08/01/43	1,374,632	0.1
285,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	269,325	0.0
1,270,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	1,301,072	0.0
1,766,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	1,836,638	0.1
1,207,000		Kinder Morgan, Inc./DE, 4.300%, 06/01/25	1,241,409	0.0
1,310,000		Kinder Morgan, Inc./DE, 5.050%, 02/15/46	1,313,500	0.1
1,113,000		Marathon Petroleum Corp., 4.750%, 09/15/44	1,137,260	0.0
863,000		Marathon Petroleum Corp., 5.000%, 09/15/54	870,000	0.0
2,254,000		Marathon Petroleum Corp., 6.500%, 03/01/41	2,755,988	0.1
2,500,000		Newfield Exploration Co., 5.375%, 01/01/26	2,530,000	0.1
650,000		ONEOK Partners L.P., 2.000%, 10/01/17	648,480	0.0
663,000		ONEOK Partners L.P., 3.375%, 10/01/22	630,049	0.0
1,443,000		Phillips 66, 2.950%, 05/01/17	1,492,977	0.1
2,530,000		Phillips 66, 4.875%, 11/15/44	2,720,580	0.1
1,145,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	1,156,450	0.0
1,145,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	1,187,938	0.0
1,220,000		Rowan Cos, Inc., 5.850%, 01/15/44	1,054,789	0.0
1,330,000		SandRidge Energy, Inc., 7.500%, 03/15/21	831,250	0.0
1,367,000	#	Schlumberger Investment SA, 3.300%, 09/14/21	1,436,173	0.1
2,017,000		Spectra Energy Partners L.P., 3.500%, 03/15/25	2,031,190	0.1
2,860,000		Statoil ASA, 2.450%, 01/17/23	2,819,128	0.1
850,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	874,461	0.0
910,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/45	960,692	0.0
790,000		Transcontinental Gas Pipe Line Corp., 6.400%, 04/15/16	831,372	0.0
2,600,000		Transocean, Inc., 2.500%, 10/15/17	2,395,250	0.1
1,070,000	L	Transocean, Inc., 3.800%, 10/15/22	785,113	0.0

2,042,000		Weatherford International Ltd., 5.950%, 04/15/42	1,800,652	0.1
969,000		Weatherford International Ltd., 6.750%, 09/15/40	911,682	0.0
1,285,000		Williams Cos, Inc., 4.550%, 06/24/24	1,251,485	0.0
			82,374,074	3.1

		Financial: 10.6%
3,513,600		Aegon NV, 2.168%, 07/29/49	3,018,762	0.1
1,636,000		American International Group, Inc., 3.375%, 08/15/20	1,728,349	0.1
2,876,000		American International Group, Inc., 3.875%, 01/15/35	2,900,627	0.1
1,050,000		American International Group, Inc., 5.850%, 01/16/18	1,173,757	0.0
88,000		American International Group, Inc., 8.175%, 05/15/68	125,228	0.0
2,195,000		Air Lease Corp., 3.750%, 02/01/22	2,233,702	0.1
1,100,000		Air Lease Corp., 3.875%, 04/01/21	1,138,500	0.0
2,568,000		Air Lease Corp., 4.250%, 09/15/24	2,651,460	0.1
3,450,000		American Express Co., 4.900%, 12/29/49	3,508,650	0.1
2,894,000		American Tower Corp., 3.400%, 02/15/19	2,991,288	0.1
2,961,000		American Tower Corp., 3.450%, 09/15/21	3,026,838	0.1
1,410,000		American Tower Corp., 4.500%, 01/15/18	1,512,797	0.1
3,374,000		AvalonBay Communities, Inc., 3.500%, 11/15/24	3,473,445	0.1
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	404,164	0.0
1,973,000		Bank of America Corp., 4.125%, 01/22/24	2,115,107	0.1
2,540,000		Bank of America Corp., 4.250%, 10/22/26	2,625,735	0.1
3,564,000		Bank of America Corp., 4.200%, 08/26/24	3,691,477	0.1
1,725,000		Bank of America Corp., 4.000%, 04/01/24	1,837,689	0.1
3,453,000		Bank of America Corp., 5.000%, 01/21/44	3,979,900	0.2
3,158,000	#	Barclays Bank PLC, 6.050%, 12/04/17	3,479,737	0.1
2,034,000		Barclays PLC, 3.650%, 03/16/25	2,044,579	0.1
1,333,000		BPCE SA, 2.500%, 12/10/18	1,365,848	0.1
3,034,000	#	BPCE SA, 5.150%, 07/21/24	3,247,821	0.1
2,111,000	#	BPCE SA, 5.700%, 10/22/23	2,341,487	0.1
3,040,000		Capital One NA/Mclean VA, 1.650%, 02/05/18	3,030,436	0.1

See Accompanying Notes to Financial Statements

18

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

3,020,000		Citigroup, Inc., 1.800%, 02/05/18	3,027,943	0.1
1,682,000		Citigroup, Inc., 3.500%, 05/15/23	1,679,105	0.1
2,077,000		Citigroup, Inc., 4.000%, 08/05/24	2,134,923	0.1
4,457,000		Citigroup, Inc., 5.500%, 09/13/25	5,061,748	0.2
783,000		Citigroup, Inc., 6.675%, 09/13/43	1,048,049	0.0
5,130,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	5,198,783	0.2
3,057,000		Comerica, Inc., 3.800%, 07/22/26	3,117,703	0.1
1,490,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 5.750%, 12/01/43	1,859,255	0.1
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,141,400	0.1
2,886,000		Corporate Office Properties L.P., 3.700%, 06/15/21	2,921,281	0.1
3,396,000	#,L	Credit Agricole SA/London, 2.500%, 04/15/19	3,466,528	0.1
3,890,000	#	Credit Agricole SA, 4.375%, 03/17/25	3,941,161	0.1
4,386,000	#	Credit Suisse AG, 6.500%, 08/08/23	5,018,843	0.2
2,699,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	2,733,955	0.1
4,144,000		Credit Suisse/New York NY, 1.750%, 01/29/18	4,157,688	0.2
5,989,000		Deutsche Bank AG/London, 1.875%, 02/13/18	6,007,344	0.2
1,284,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	1,286,164	0.0
805,000		Discover Financial Services, 3.850%, 11/21/22	827,261	0.0
367,000		Discover Financial Services, 6.450%, 06/12/17	404,691	0.0
1,840,000		Equity One, Inc., 3.750%, 11/15/22	1,870,312	0.1
4,104,000		Fifth Third Bancorp, 4.500%, 06/01/18	4,392,733	0.2
3,661,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	3,934,671	0.1
1,828,000		General Electric Capital Corp., 5.300%, 02/11/21	2,113,192	0.1
1,200,000		General Electric Capital Corp., 6.250%, 12/15/49	1,356,000	0.1
1,700,000		General Electric Capital Corp., 7.125%, 12/15/49	2,001,750	0.1
1,685,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	1,710,615	0.1
3,405,000		Goldman Sachs Group, Inc., 2.600%, 04/23/20	3,445,216	0.1

2,048,000		Goldman Sachs Group, Inc., 2.900%, 07/19/18	2,117,272	0.1
7,018,000		Goldman Sachs Group, Inc., 3.850%, 07/08/24	7,353,229	0.3
2,626,000		Goldman Sachs Group, Inc., 4.000%, 03/03/24	2,778,421	0.1
998,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	1,313,094	0.1
593,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	798,110	0.0
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	1,976,612	0.1
3,158,000		HCP, Inc., 3.875%, 08/15/24	3,215,305	0.1
2,578,000		HSBC Holdings PLC, 6.375%, 03/29/49	2,642,450	0.1
2,544,000	L	HSBC Holdings PLC, 5.625%, 12/29/49	2,586,930	0.1
3,121,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	3,184,934	0.1
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,232,031	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,166,625	0.0
2,416,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	2,550,368	0.1
3,100,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	3,495,312	0.1
559,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	584,155	0.0
800,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	938,000	0.0
2,207,000		JPMorgan Chase & Co., 3.875%, 09/10/24	2,266,814	0.1
3,727,000		JPMorgan Chase & Co., 4.125%, 12/15/26	3,872,741	0.1
1,755,000		JPMorgan Chase & Co., 6.100%, 10/29/49	1,812,038	0.1
1,643,000		JPMorgan Chase & Co., 6.000%, 12/29/49	1,671,752	0.1
1,202,000		JPMorgan Chase & Co., 6.125%, 12/29/49	1,231,930	0.0
1,858,000		JPMorgan Chase & Co., 3.125%, 01/23/25	1,862,684	0.1
2,989,000		KeyBank NA/Cleveland OH, 2.250%, 03/16/20	3,011,734	0.1
1,705,000		Kimco Realty Corp., 3.125%, 06/01/23	1,698,362	0.1
2,073,000		Kimco Realty Corp., 3.200%, 05/01/21	2,128,407	0.1
2,876,000		Manufacturers & Traders Trust Co., 2.100%, 02/06/20	2,883,636	0.1
3,294,000		MetLife, Inc., 4.875%, 11/13/43	3,811,629	0.1
1,881,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	1,882,708	0.1
1,353,000		Morgan Stanley, 2.125%, 04/25/18	1,368,653	0.1
3,910,000		Morgan Stanley, 2.650%, 01/27/20	3,976,044	0.2
8,078,000		Morgan Stanley, 3.875%, 04/29/24	8,510,948	0.3
1,560,000		Morgan Stanley, 4.300%, 01/27/45	1,623,586	0.1

See Accompanying Notes to Financial Statements

19

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

2,228,000		Morgan Stanley, 5.000%, 11/24/25	2,464,255	0.1
435,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	473,150	0.0
1,345,000	#	Nordea Bank AB, 6.125%, 12/29/49	1,390,364	0.1
868,000		PNC Bank NA, 4.200%, 11/01/25	948,509	0.0
1,843,000		PNC Bank NA, 2.250%, 07/02/19	1,869,626	0.1
1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,206,918	0.0
3,914,000		Santander Bank NA, 2.000%, 01/12/18	3,932,775	0.1
2,893,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	2,963,225	0.1
2,332,000		Simon Property Group L.P., 4.250%, 10/01/44	2,451,016	0.1
2,785,000		State Street Corp., 3.300%, 12/16/24	2,899,012	0.1
4,140,000		Sumitomo Mitsui Banking Corp., 2.450%, 01/16/20	4,195,327	0.2
1,860,000		Synchrony Financial, 2.700%, 02/03/20	1,870,152	0.1
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,785,524	0.1
3,360,000		US Bancorp/MN, 3.600%, 09/11/24	3,509,527	0.1
2,805,000		Vornado Realty L.P., 2.500%, 06/30/19	2,830,293	0.1
2,514,000	#	Washington Prime Group L.P., 3.850%, 04/01/20	2,538,978	0.1
2,199,000		Washington Real Estate Investment Trust, 4.950%, 10/01/20	2,391,586	0.1
2,052,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	2,079,347	0.1
2,181,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	2,260,231	0.1
1,960,000		Wells Fargo & Co., 2.150%, 01/30/20	1,971,458	0.1
3,096,000		Wells Fargo & Co., 4.100%, 06/03/26	3,266,491	0.1
2,801,000		Wells Fargo & Co., 4.650%, 11/04/44	2,999,563	0.1
3,096,000		Wells Fargo & Co., 5.375%, 11/02/43	3,661,726	0.1
2,409,000		Wells Fargo & Co., 5.900%, 12/29/49	2,514,394	0.1
2,030,000		XLIT Ltd., 5.500%, 03/31/45	2,038,118	0.1
			279,563,776	10.6

		Industrial: 1.1%
1,872,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	1,904,741	0.1
1,288,000		Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	1,417,454	0.1

1,175,000		Case New Holland, Inc., 7.875%, 12/01/17	1,307,540	0.0
1,109,000		Caterpillar, Inc., 3.400%, 05/15/24	1,164,068	0.0
2,449,000	#	Cemex SAB de CV, 6.125%, 05/05/25	2,478,878	0.1
640,000		Cummins, Inc., 4.875%, 10/01/43	761,301	0.0
2,319,000		Eaton Corp., 1.500%, 11/02/17	2,328,814	0.1
4,405,000		FedEx Corp., 2.300%, 02/01/20	4,455,851	0.2
1,380,000		FedEx Corp., 3.200%, 02/01/25	1,401,587	0.1
1,340,000		FedEx Corp., 3.900%, 02/01/35	1,354,223	0.0
2,679,000		Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	2,865,389	0.1
1,163,000		Jabil Circuit, Inc., 7.750%, 07/15/16	1,253,133	0.0
2,940,000		Lockheed Martin Corp., 3.800%, 03/01/45	2,935,884	0.1
1,457,000		Thermo Fisher Scientific, Inc., 1.850%, 01/15/18	1,462,920	0.1
1,505,000		Thermo Fisher Scientific, Inc., 2.400%, 02/01/19	1,527,525	0.1
			28,619,308	1.1

		Technology: 1.3%
6,040,000		Apple, Inc., 1.550%, 02/07/20	6,005,934	0.2
2,930,000		Apple, Inc., 2.150%, 02/09/22	2,894,600	0.1
890,000		Apple, Inc., 2.500%, 02/09/25	872,859	0.0
945,000		Apple, Inc., 4.450%, 05/06/44	1,057,427	0.0
2,458,000		Fidelity National Information Services, Inc., 3.500%, 04/15/23	2,470,673	0.1
825,000		Hewlett-Packard Co., 2.600%, 09/15/17	846,234	0.0
2,673,000		Hewlett-Packard Co., 3.000%, 09/15/16	2,744,190	0.1
625,000		Hewlett-Packard Co., 5.400%, 03/01/17	674,406	0.0
3,020,000		International Business Machines Corp., 1.125%, 02/06/18	3,015,446	0.1
1,820,000		KLA-Tencor Corp., 4.125%, 11/01/21	1,918,759	0.1
1,410,000		Microsoft Corp., 2.375%, 02/12/22	1,421,508	0.1
1,530,000		Microsoft Corp., 3.500%, 02/12/35	1,529,380	0.1
1,360,000		Microsoft Corp., 3.750%, 02/12/45	1,371,424	0.1
2,000,000		NCR Corp., 6.375%, 12/15/23	2,140,000	0.1
1,254,000		Oracle Corp., 3.400%, 07/08/21	1,319,727	0.0
1,849,000		Oracle Corp., 3.625%, 07/15/23	1,990,064	0.1

See Accompanying Notes to Financial Statements

20

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

2,140,000		Xerox Corp., 2.750%, 03/15/19	2,180,885	0.1
			34,453,516	1.3

		Utilities: 1.4%
2,945,000		AES Corporation, 5.500%, 04/15/20	2,915,550	0.1
105,000		AES Corp., 8.000%, 10/15/17	121,669	0.0
771,000		American Electric Power Co., Inc., 1.650%, 12/15/17	775,825	0.0
3,124,000		Berkshire Hathaway Energy Co., 3.500%, 02/01/25	3,260,019	0.1
2,865,000	#	Calpine Corp., 6.000%, 01/15/22	3,079,875	0.1
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	560,829	0.0
1,833,000		Dominion Gas Holdings LLC, 3.600%, 12/15/24	1,925,746	0.1
1,760,000		Duke Energy Corp., 2.100%, 06/15/18	1,794,756	0.1
1,406,000		Duke Energy Corp., 3.950%, 10/15/23	1,537,434	0.1
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	720,714	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,481,619	0.1
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	938,475	0.0
782,000		Entergy Texas, Inc., 7.125%, 02/01/19	931,124	0.0
1,019,000		FirstEnergy Corp., 2.750%, 03/15/18	1,044,127	0.0
1,519,000		FirstEnergy Corp., 4.250%, 03/15/23	1,592,615	0.1
618,000		Metropolitan Edison, 7.700%, 01/15/19	739,081	0.0
709,000		Nevada Power Co., 7.125%, 03/15/19	849,444	0.0
3,384,000		NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19	3,471,009	0.1
1,192,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	1,249,762	0.1
521,000		Nisource Finance Corp., 5.950%, 06/15/41	672,922	0.0
701,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	769,968	0.0
980,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	1,145,281	0.1
1,237,000		Pacific Gas & Electric Co., 3.400%, 08/15/24	1,292,075	0.1
577,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	599,321	0.0
2,173,000		PSEG Power LLC, 2.450%, 11/15/18	2,203,809	0.1
1,169,000		Southwestern Electric Power, 5.550%, 01/15/17	1,260,320	0.1

1,030,000		TransAlta Corp., 4.500%, 11/15/22	1,016,632	0.0
			37,950,001	1.4

	Total Corporate Bonds/Notes
	(Cost $845,871,318)		873,740,026	33.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.6%
6,881,637		Alternative Loan Trust 2005-10CB, 0.674%, 05/25/35	5,801,564	0.2
2,268,800		Alternative Loan Trust 2005-6CB, 5.250%, 04/25/35	2,200,798	0.1
4,540,919		Alternative Loan Trust 2005-J2, 0.574%, 04/25/35	3,921,324	0.2
1,436,220		Alternative Loan Trust 2006-18CB A11, 0.674%, 07/25/36	1,009,644	0.0
5,597,035		Alternative Loan Trust 2007-2CB, 0.774%, 03/25/37	3,988,486	0.2
3,777,590		Alternative Loan Trust 2007-HY6, 0.394%, 08/25/47	3,596,523	0.1
1,039,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	1,063,052	0.0
2,610,000	#	BAMLL Re-REMIC Trust 2015-FRR11, 09/27/44	2,382,237	0.1
2,330,000	#	Bank of America Re-REMIC Trust 2014-FRR7 A, 2.421%, 10/26/44	2,299,553	0.1
6,073,093	#	BAMLL Re-REMIC Trust 2014-FRR9, 2.192%, 12/26/46	6,000,665	0.2
2,770,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.575%, 06/10/49	2,855,643	0.1
2,030,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.575%, 06/10/49	2,075,979	0.1
2,870,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.821%, 02/10/51	3,034,445	0.1
720,963	#	Banc of America Funding Corp., 5.250%, 08/26/35	747,297	0.0
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.179%, 09/10/47	876,484	0.0
4,557,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.147%, 07/10/45	4,645,258	0.2
1,030,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.179%, 09/10/47	1,045,867	0.0
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.331%, 09/10/47	1,941,373	0.1

See Accompanying Notes to Financial Statements

21

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

1,300,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.418%, 07/10/42	1,285,945	0.1
480,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.754%, 03/11/41	480,404	0.0
1,271,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.754%, 03/11/41	1,424,698	0.1
851,120		Banc of America Mortgage 2005-J Trust 2A4, 2.700%, 11/25/35	788,937	0.0
860,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.456%, 07/10/43	862,040	0.0
1,710,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.233%, 11/10/38	1,748,817	0.1
3,926,131		BCAP LLC Trust 2007-AA2, 0.384%, 05/25/47	2,928,874	0.1
1,422,008		Bear Stearns Adjustable Rate Mortgage Trust, 2.657%, 07/25/36	1,193,069	0.0
4,183,200		Bear Stearns Alternative-A Trust, 2.671%, 05/25/35	4,062,705	0.2
2,180,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.859%, 06/11/41	2,363,738	0.1
1,400,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G 2/42, 5.743%, 02/13/42	1,338,249	0.1
3,520,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.743%, 02/13/42	3,462,802	0.1
2,050,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.142%, 10/12/42	2,078,354	0.1
1,013,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.575%, 04/12/38	1,069,517	0.0
4,722,105		Bear Stearns ALT-A Trust 2005-10, 2.645%, 01/25/36	3,857,408	0.1
2,450,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9, 5.074%, 09/11/42	2,483,637	0.1
2,595,518	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	2,876,872	0.1
53,952	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.679%, 04/15/40	54,254	0.0

1,700,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 4.878%, 09/10/45	1,749,819	0.1
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 5.958%, 12/25/35	2,945,668	0.1
3,759,675		Citigroup Mortgage Loan Trust, Inc., 2.600%, 03/25/36	3,599,821	0.1
1,715,958		Citigroup Mortgage Loan Trust, Inc., 2.715%, 09/25/37	1,545,447	0.1
4,305,109		Citigroup Mortgage Loan Trust, 5.486%, 11/25/36	3,817,331	0.1
6,478,021	^	COMM 2012-CCRE1 XA Mortgage Trust, 2.109%, 05/15/45	653,903	0.0
8,363,361	^	COMM 2013-LC6 XA Mortgage Trust, 1.766%, 01/10/46	680,605	0.0
1,135,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.254%, 12/10/49	1,205,304	0.0
27,260,000	#,^	Commercial Mortgage Trust, 0.597%, 10/15/45	1,150,996	0.0
29,106,375	^	Commercial Mortgage Trust, 1.413%, 10/10/46	2,416,030	0.1
26,005,705	^	Commercial Mortgage Trust, 1.432%, 08/10/46	1,844,548	0.1
4,898,783	^	Commercial Mortgage Trust, 1.899%, 08/15/45	472,964	0.0
1,280,000		Commercial Mortgage Trust, 5.225%, 07/15/44	1,299,469	0.1
2,583,529		Countrywide Alternative Loan Trust, 0.294%, 06/25/36	2,272,320	0.1
1,785,413		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	1,627,715	0.1
5,628,986		Countrywide Home Loan Mortgage Pass-through Trust, 2.408%, 11/25/34	5,348,111	0.2
110,488	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	110,582	0.0
1,143,781	#	Credit Suisse First Boston Mortgage Securities Corp., 5.671%, 04/12/49	1,143,753	0.0
442,500		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	484,164	0.0
900,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.256%, 05/15/36	1,033,858	0.0
1,500,000	#	DBUBS 2011-LC2 Mortgage Trust, 5.459%, 07/10/44	1,623,325	0.1
1,442,943		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.294%, 08/25/36	1,181,385	0.0
2,106,280		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.364%, 10/25/36	1,219,401	0.0

See Accompanying Notes to Financial Statements

22

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

4,158,204	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.364%, 06/27/37	4,180,243	0.2
1,120,000		Fannie Mae Connecticut Avenue Securities 2013-CO1 M2, 4.724%, 02/25/25	1,147,558	0.0
6,690,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.074%, 07/25/24	6,261,579	0.2
1,960,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 M2, 3.174%, 07/25/24	1,846,491	0.1
3,500,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.474%, 02/25/25	3,571,304	0.1
1,670,000		Fannie Mae Connecticut Avenue Securities, 2.774%, 05/25/24	1,528,255	0.1
1,428,000		Fannie Mae Connecticut Avenue Securities, 4.574%, 01/25/24	1,484,522	0.1
3,580,000		Fannie Mae Connecticut Avenue Securities, 5.074%, 11/25/24	3,779,216	0.1
1,625,000		Fannie Mae Connecticut Avenue Securities, 5.174%, 11/25/24	1,709,962	0.1
811,492	^	Fannie Mae, 3.000%, 05/25/43	111,750	0.0
3,773,900	^	Fannie Mae, 3.000%, 08/25/28	373,980	0.0
12,408,401	^	Fannie Mae, 5.776%, 10/25/39	1,705,681	0.1
1,494,808		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	1,261,602	0.1
1,514,776		First Horizon Alternative Mortgage Securities, 0.474%, 12/25/36	879,703	0.0
1,514,776	^	First Horizon Alternative Mortgage Securities, 6.526%, 12/25/36	389,899	0.0
1,730,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 4.924%, 10/25/24	1,816,073	0.1
1,640,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.373%, 03/25/25	1,642,282	0.1
2,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.973%, 03/25/25	2,015,023	0.1
1,350,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 2.374%, 09/25/24	1,344,657	0.1
2,350,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.324%, 01/25/25	2,420,297	0.1
230,629,672	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	1,234,561	0.1

126,935	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	129,424	0.0
8,581,094	^	GS Mortgage Securities Corp. II 2012-GCJ9 XA, 2.512%, 11/10/45	988,993	0.0
46,187,457	^	GS Mortgage Securities Corp. II, 1.715%, 11/10/46	3,521,073	0.1
10,046,388	^	GS Mortgage Securities Corp. II, 2.551%, 05/10/45	1,080,973	0.0
3,290,000	#	GS Mortgage Securities Trust 2010-C2, 5.223%, 12/10/43	3,531,409	0.1
1,930,000	#	GS Mortgage Securities Trust 2011-GC3, 5.555%, 03/10/44	2,106,457	0.1
12,962		GSR Mortgage Loan Trust, 0.674%, 06/25/35	12,617	0.0
1,094,885		GSR Mortgage Loan Trust, 5.500%, 05/25/36	1,017,666	0.0
672,900		GSR Mortgage Loan Trust, 6.000%, 01/25/37	644,942	0.0
2,144,232		HomeBanc Mortgage Trust 2005-3, 0.484%, 07/25/35	1,989,699	0.1
1,758,412		HomeBanc Mortgage Trust 2006-2 A2, 0.394%, 12/25/36	1,529,994	0.1
491,861		Homebanc Mortgage Trust, 1.034%, 08/25/29	462,021	0.0
955,043	#	Jefferies Resecuritization Trust 2009-R6, 5.031%, 03/26/36	937,547	0.0
736,763		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	602,675	0.0
26,111,914	^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XA, 1.887%, 12/15/47	2,364,081	0.1
15,265,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.358%, 12/15/47	374,707	0.0
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.600%, 05/15/41	665,435	0.0
42,924,251	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.648%, 01/15/46	960,658	0.0
3,190,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.415%, 07/15/46	3,508,136	0.1
1,489,457	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.466%, 10/15/37	1,498,450	0.1

See Accompanying Notes to Financial Statements

23

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

1,430,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 5.600%, 08/12/40	1,531,254	0.1
1,910,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%, 01/12/37	1,926,117	0.1
1,380,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.097%, 01/12/37	1,387,060	0.1
1,300,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.697%, 06/12/41	1,285,008	0.1
1,200,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.618%, 05/15/45	1,212,212	0.0
466,614	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4, 7.990%, 07/15/46	516,409	0.0
41,553,947	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.755%, 06/15/45	3,128,476	0.1
3,272,013		JP Morgan Mortgage Trust 2005-S3, 6.000%, 01/25/36	2,959,634	0.1
18,659,785	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	267,964	0.0
1,581,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.637%, 02/15/40	1,585,613	0.1
1,730,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	1,737,414	0.1
1,100,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	1,115,534	0.0
3,205,000		LB-UBS Commercial Mortgage Trust 2005-C7, 5.350%, 11/15/40	3,245,104	0.1
720,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.842%, 06/15/38	737,958	0.0
2,090,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.842%, 06/15/38	2,127,923	0.1
830,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 5.991%, 09/15/39	844,687	0.0
820,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 5.991%, 09/15/39	817,725	0.0
73,629,143	#,^	LB-UBS Commercial Mortgage Trust, 0.634%, 11/15/38	729,930	0.0
770,000		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	771,111	0.0

1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.166%, 10/15/36	1,169,334	0.0
1,760,000	#	LB-UBS Commercial Mortgage Trust, 5.991%, 09/15/39	1,837,132	0.1
1,830,000	#	LB-UBS Commercial Mortgage Trust, 5.991%, 09/15/39	1,898,561	0.1
2,070,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	2,080,948	0.1
351,864		LB-UBS Commercial Mortgage Trust, 8.150%, 07/15/32	353,248	0.0
140,078		Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29	140,201	0.0
2,030,000		Merrill Lynch Mortgage Trust 2006-C2, 5.802%, 08/12/43	2,063,403	0.1
1,500,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.696%, 08/15/45	1,593,895	0.1
30,726,867	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.704%, 02/15/46	2,570,136	0.1
19,261,874	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.131%, 11/15/45	1,753,807	0.1
108,461		Morgan Stanley Capital I Trust 2004-IQ7 C, 5.189%, 06/15/38	108,254	0.0
1,310,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	1,301,128	0.1
2,760,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.270%, 01/11/43	2,876,898	0.1
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.252%, 09/15/47	3,408,800	0.1
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.252%, 09/15/47	1,416,946	0.1
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	255,140	0.0
1,080,000		Morgan Stanley Capital I, 5.336%, 01/14/42	1,079,653	0.0
19,902	#	Morgan Stanley Capital I, 7.350%, 07/15/32	20,106	0.0
600,000	#	Morgan Stanley Dean Witter Capital I, 7.508%, 07/15/33	688,002	0.0
1,561,619		Morgan Stanley Mortgage Loan Trust 2006-3AR 2A1, 2.767%, 03/25/36	1,290,230	0.1
3,968,115	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	4,003,139	0.2
2,590,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	2,296,553	0.1
1,880,730	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.024%, 08/25/29	1,879,602	0.1

See Accompanying Notes to Financial Statements

24

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

467,717		Prime Mortgage Trust, 5.500%, 03/25/37	425,893	0.0
258,758		Structured Adjustable Rate Mortgage Loan Trust, 2.694%, 09/25/34	259,403	0.0
464,192		Structured Asset Mortgage Investments, Inc., 0.658%, 04/19/35	429,895	0.0
7,762,197	#,^	UBS-Barclays Commercial Mortgage Trust, 1.900%, 05/10/63	581,588	0.0
2,200,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.715%, 05/15/43	2,227,033	0.1
5,230,000		Wachovia Bank Commercial Mortgage Trust Series, 5.715%, 05/15/43	5,346,574	0.2
4,251,823		Wachovia Mortgage Loan Trust LLC Series 2005-B Trust 2A1, 2.485%, 10/20/35	3,883,807	0.2
740,379		WaMu Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	695,611	0.0
902,740		WaMu Mortgage Pass Through Certificates, 1.728%, 10/25/36	758,426	0.0
2,261,909		WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust, 1.959%, 11/25/36	2,014,172	0.1
5,857,840		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.014%, 12/25/36	4,978,063	0.2
2,533,786		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.014%, 12/25/36	2,153,242	0.1
1,758,166		WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust, 4.484%, 08/25/36	1,605,086	0.1
4,819,356		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.194%, 12/25/36	4,353,088	0.2
968,730		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust, 1.937%, 04/25/37	844,723	0.0
1,367,846		WaMu Mortgage Pass-Through Certificates WMALT Series Trust 2007-OC1 A3, 0.404%, 01/25/47	963,438	0.0
4,596,931		WaMu Mortgage Pass-Through Certificates, 2.099%, 07/25/37	3,929,590	0.2
2,833,763		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1, 0.494%, 01/25/47	2,025,418	0.1
3,203,475		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	2,927,076	0.1
1,520,554		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust, 2.613%, 09/25/35	1,450,566	0.1
1,880,643		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.580%, 03/25/36	1,829,893	0.1
5,484,568	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.568%, 06/15/45	460,789	0.0
1,560,881		Wells Fargo Mortgage Backed Securities Trust, 5.652%, 04/25/36	1,557,213	0.1
10,238,233	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.193%, 08/15/45	1,017,102	0.0
26,976,371	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.490%, 03/15/48	2,121,182	0.1

	Total Collateralized Mortgage Obligations
	(Cost $297,694,316)		304,755,746	11.6

FOREIGN GOVERNMENT BONDS: 1.4%
–		Republic of Belarus, 8.750%, 08/03/15	–	–
700,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	728,000	0.0
1,968,000		Brazilian Government International Bond, 2.625%, 01/05/23	1,773,168	0.1
1,062,000		Colombia Government International Bond, 2.625%, 03/15/23	1,003,059	0.1
–		Colombia Government International Bond, 7.375%, 03/18/19	–	–
760,000		Colombia Government International Bond, 8.125%, 05/21/24	1,012,700	0.1
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	336,000	0.0
400,000		Costa Rica Government International Bond, 9.995%, 08/01/20	513,000	0.0
272,000		Croatia Government International Bond, 6.375%, 03/24/21	301,077	0.0
270,000		Dominican Republic International Bond, 5.875%, 04/18/24	284,175	0.0
300,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	327,000	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	228,230	0.0
290,380	#	Gabonese Republic, 6.375%, 12/12/24	275,135	0.0
300,000	#	Guatemala Government Bond, 4.875%, 02/13/28	312,375	0.0
559,000		Guatemala Government Bond, 8.125%, 10/06/34	737,880	0.0

See Accompanying Notes to Financial Statements

25

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

156,000		Hungary Government International Bond, 5.375%, 02/21/23	175,110	0.0
916,000		Hungary Government International Bond, 7.625%, 03/29/41	1,329,114	0.1
900,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	928,125	0.1
1,890,000		Inter-American Development Bank, 1.375%, 07/15/20	1,876,405	0.1
1,246,000		Ivory Coast Government International Bond, 5.750%, 12/31/32	1,196,260	0.1
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	511,836	0.0
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	555,120	0.0
600,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	520,500	0.0
534,000		Mexico Government International Bond, 4.000%, 10/02/23	566,708	0.0
160,000		Mexico Government International Bond, 4.750%, 03/08/44	168,800	0.0
500,000		Morocco Government International Bond, 4.250%, 12/11/22	520,000	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	624,000	0.0
850,000		Namibia International Bonds, 5.500%, 11/03/21	926,500	0.0
350,000		Nigeria Government International Bond, 6.750%, 01/28/21	360,500	0.0
200,000		Pakistan Government International Bond, 6.875%, 06/01/17	206,540	0.0
200,000		Pakistan Government International Bond, 7.875%, 03/31/36	189,540	0.0
693,000		Panama Government International Bond, 6.700%, 01/26/36	911,295	0.0
400,000		Pertamina Persero PT, 4.300%, 05/20/23	403,000	0.0
1,500,000		Pertamina Persero PT, 5.625%, 05/20/43	1,464,375	0.1
948,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	393,467	0.0
853,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	320,728	0.0
270,000		Petroleos Mexicanos, 3.500%, 07/18/18	281,475	0.0
330,000		Petroleos Mexicanos, 4.875%, 01/18/24	350,130	0.0
1,073,000		Petroleos Mexicanos, 5.500%, 01/21/21	1,182,982	0.1
1,370,000		Petroleos Mexicanos, 5.500%, 06/27/44	1,388,837	0.1

1,100,000		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	1,148,950	0.1
607,000		Philippine Government International Bond, 4.000%, 01/15/21	666,028	0.0
300,000		Philippine Government International Bond, 7.750%, 01/14/31	451,677	0.0
950,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	957,914	0.1
600,000		Republic of Paraguay, 4.625%, 01/25/23	624,000	0.0
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	624,000	0.0
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	146,200	0.0
630,000	#	Republic of Serbia, 5.250%, 11/21/17	656,366	0.0
570,000		Tanzania Government International Bond, 6.397%, 03/09/20	591,375	0.0
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	978,220	0.1
800,000		Turkey Government International Bond, 6.000%, 01/14/41	912,160	0.0
200,000		Turkey Government International Bond, 6.250%, 09/26/22	228,000	0.0
2,183,000		Turkey Government International Bond, 7.375%, 02/05/25	2,714,124	0.1
253,970	L	Uruguay Government International Bond, 7.625%, 03/21/36	360,637	0.0
341,643		Uruguay Government International Bond, 8.000%, 11/18/22	450,969	0.0
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	276,825	0.0

	Total Foreign Government Bonds
	(Cost $37,151,454)		36,970,591	1.4

ASSET-BACKED SECURITIES: 7.5%
		Automobile Asset-Backed Securities: 1.0%
840,000	#	AmeriCredit Automobile Receivables Trust 2011-3, 5.760%, 12/10/18	862,623	0.0
1,500,000		AmeriCredit Automobile Receivables Trust 2013-4, 3.310%, 10/08/19	1,541,219	0.1
1,890,000		AmeriCredit Automobile Receivables Trust 2013-5, 2.860%, 12/08/19	1,918,471	0.1
3,050,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	3,102,426	0.1
1,280,000		Capital Auto Receivables Asset Trust/Ally, 2.220%, 01/22/19	1,298,645	0.1
1,230,000		CarMax Auto Owner Trust, 1.950%, 09/16/19	1,231,729	0.0

See Accompanying Notes to Financial Statements

26

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

800,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	809,628	0.0
2,900,000	#	Oscar US Funding Trust 2014-1, 2.550%, 12/15/21	2,975,119	0.1
2,100,000		Santander Drive Auto Receivables Trust 2013-1, 2.270%, 01/15/19	2,100,816	0.1
940,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20	978,754	0.0
3,380,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	3,500,306	0.1
2,200,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	2,305,076	0.1
4,820,000		Santander Drive Auto Receivables Trust 2014-3, 2.650%, 08/17/20	4,815,276	0.2
			27,440,088	1.0

		Home Equity Asset-Backed Securities: 0.0%
835,278		Freddie Mac Structured Pass-Through Securities, 0.424%, 05/25/31	822,127	0.0
34,900		Freddie Mac Structured Pass-Through Securities, 0.474%, 01/25/32	33,801	0.0
43,844		Residential Asset Securities Corp., 0.774%, 06/25/32	35,880	0.0
			891,808	0.0

		Other Asset-Backed Securities: 6.5%
5,000,000	#	1776 CLO Ltd. 2006-1A D, 2.006%, 05/08/20	4,987,575	0.2
2,000,000	#	Apidos Cinco CDO Ltd., 2.507%, 05/14/20	1,975,672	0.1
3,910,000	#	Ares XII CLO Ltd. 2007-12A C, 2.262%, 11/25/20	3,912,057	0.1
1,000,000	#	Ares XII CLO Ltd., 3.512%, 11/25/20	994,309	0.0
2,750,000	#	Atrium V, 0.951%, 07/20/20	2,670,668	0.1
650,000	#	Atrium V, 3.961%, 07/20/20	643,695	0.0
1,625,000	#	Babson CLO, Inc. 2005-III, 0.656%, 11/10/19	1,606,226	0.1
3,000,000	#	Babson CLO, Inc. 2005-III, 1.956%, 11/10/19	2,987,070	0.1
1,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.103%, 04/15/21	978,681	0.0
2,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.953%, 04/15/21	1,936,552	0.1
1,750,000	#	BlackRock Senior Income Series V Ltd. 2007-5A D, 2.508%, 08/13/19	1,714,186	0.1
3,500,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.961%, 03/17/21	3,403,522	0.1

4,604,008	#	Callidus Debt Partners CLO Fund VI Ltd. 6A A1T, 0.517%, 10/23/21	4,523,074	0.2
800,000	#	Callidus Debt Partners CLO Fund VI Ltd., 3.257%, 10/23/21	792,210	0.0
1,500,000	#	Carlyle High Yield Partners IX Ltd., 0.598%, 08/01/21	1,463,553	0.1
1,250,000	#	Carlyle High Yield Partners IX Ltd., 0.668%, 08/01/21	1,199,451	0.0
4,000,000	#	Carlyle High Yield Partners IX Ltd., 1.868%, 08/01/21	3,865,768	0.1
1,350,000	#	Carlyle Veyron CLO Ltd., 0.933%, 07/15/18	1,337,098	0.0
1,850,000	#	Castle Garden Funding, 1.012%, 10/27/20	1,818,966	0.1
1,600,000	#	Castle Garden Funding, 5.012%, 10/27/20	1,599,806	0.1
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,078,507	0.0
55,547		Chase Funding Trust Series 2003-5 2A2, 0.774%, 07/25/33	52,210	0.0
5,500,000	#	CIFC Funding 2006-I Ltd., 1.857%, 10/20/20	5,409,558	0.2
954,128	#	CIFC Funding 2006-I Ltd., 4.257%, 10/20/20	951,859	0.0
3,200,000	#	CIFC Funding 2006-II Ltd., 1.862%, 03/01/21	3,107,363	0.1
2,070,387	#	CIFC Funding 2006-II Ltd., 4.262%, 03/01/21	2,038,999	0.1
2,000,000	#	Clydesdale CLO 2006 Ltd, 0.937%, 12/19/18	1,939,742	0.1
1,750,000	#	ColumbusNova CLO IV Ltd 2007-2A C, 2.503%, 10/15/21	1,719,825	0.1
1,000,000	#	ColumbusNova CLO Ltd 2006-2A E, 4.006%, 04/04/18	989,804	0.0
750,000	#	ColumbusNova CLO Ltd 2006-II, 1.006%, 04/04/18	740,926	0.0
500,000	#	ColumbusNova CLO Ltd 2006-II, 1.756%, 04/04/18	490,854	0.0
1,773,843		Countrywide Asset-Backed Certificates, 5.530%, 04/25/47	1,767,562	0.1
266,972	+	Credit-Based Asset Servicing and Securitization, LLC, 4.241%, 08/25/35	269,259	0.0
1,970,000	#	Diamond Lake CLO Ltd., 1.862%, 12/01/19	1,928,803	0.1
2,000,000	#	Duane Street CLO III Ltd, 1.752%, 01/11/21	1,980,074	0.1
1,500,000	#	Eaton Vance CDO IX Ltd. 2007-9A D, 1.757%, 04/20/19	1,465,773	0.1
3,500,000	#	Eaton Vance CDO IX Ltd., 0.907%, 04/20/19	3,455,123	0.1
3,590,927		FBR Securitization Trust, 0.851%, 10/25/35	2,997,842	0.1
1,500,000	#	Flagship CLO V, 0.970%, 09/20/19	1,460,440	0.1

See Accompanying Notes to Financial Statements

27

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

1,250,000	#	Flagship CLO V, 1.820%, 09/20/19	1,211,097	0.0
1,950,000	#	Fraser Sullivan CLO I Ltd., 2.071%, 03/15/20	1,912,615	0.1
1,450,000	#	Fraser Sullivan CLO II Ltd., 0.670%, 12/20/20	1,429,090	0.1
1,500,000	#	Fraser Sullivan CLO II Ltd., 0.990%, 12/20/20	1,469,128	0.1
3,250,000	#	Fraser Sullivan CLO II Ltd., 1.770%, 12/20/20	3,167,239	0.1
1,500,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 1.657%, 04/19/21	1,425,341	0.1
2,000,000	#	Gallatin CLO III 2007-1 Ltd., 1.507%, 05/15/21	1,943,924	0.1
1,125,000	#	GoldenTree Loan Opportunities III Ltd., 1.505%, 05/01/22	1,078,345	0.0
1,500,000	#	Goldentree Loan Opportunities V Ltd., 3.507%, 10/18/21	1,500,009	0.1
1,000,000	#	GSC Group CDO Fund VIII Ltd, 1.007%, 04/17/21	986,893	0.0
1,750,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 1.156%, 10/28/19	1,731,370	0.1
1,825,000	#	Gulf Stream - Compass CLO, 2.256%, 10/28/19	1,825,339	0.1
3,100,000	#	Gulf Stream - Compass CLO, 3.706%, 10/28/19	3,102,031	0.1
1,500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.670%, 06/17/21	1,463,964	0.1
1,565,000	#	Gulf Stream - Sextant CLO, 1.862%, 08/21/20	1,545,200	0.1
650,000	#	Gulf Stream-Rashinban CLO 2006-1 Ltd., 0.941%, 11/26/20	633,849	0.0
1,150,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd. B, 0.706%, 08/07/21	1,131,582	0.0
4,850,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.556%, 08/07/21	4,850,082	0.2
900,000	#	Invitation Homes Trust 2013-SFR1 E, 2.900%, 12/17/30	886,370	0.0
1,380,000	#	Invitation Homes Trust 2014-SFR1 C, 2.273%, 06/17/31	1,389,677	0.0
2,500,000	#	Invitation Homes Trust 2014-SFR2 E, 3.328%, 06/17/32	2,500,000	0.1
1,500,000	#	Katonah IX CLO Ltd., 0.976%, 01/25/19	1,462,206	0.1
1,630,727	#	Kennecott Funding Ltd., 2.054%, 01/13/18	1,623,147	0.1
1,250,000	#	Kingsland III Ltd., 0.913%, 08/24/21	1,202,764	0.0
1,500,000	#	Latitude CLO II Corp., 1.071%, 12/15/18	1,470,089	0.1
1,500,000	#	LCM V Ltd, 1.615%, 03/21/19	1,438,749	0.1

268,300		Lehman XS Trust, 0.731%, 08/25/35	261,932	0.0
1,000,000	#	LightPoint CLO V, 0.966%, 08/05/19	985,077	0.0
2,000,000	#	LightPoint CLO V, 1.836%, 08/05/19	1,969,056	0.1
2,250,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.017%, 03/25/20	2,222,737	0.1
2,500,000	#	Madison Park Funding II Ltd., 5.793%, 03/25/20	2,668,340	0.1
1,281,728	#	Madison Park Funding IV Ltd., 3.865%, 03/22/21	1,235,948	0.0
1,000,000	#	Madison Park Funding Ltd., 2.067%, 03/25/20	986,772	0.0
1,000,000	#	Madison Park Funding Ltd., 3.506%, 07/26/21	1,000,031	0.0
1,250,000	#	Madison Park Funding Ltd., 5.506%, 07/26/21	1,246,366	0.0
1,100,000	#	Momentum Capital Fund Ltd., 1.657%, 09/18/21	1,088,573	0.0
3,000,000	#	Mountain Capital CLO V Ltd. 2006-5A A3L, 0.951%, 09/15/18	2,974,503	0.1
4,250,000	#	MSIM Peconic Bay Ltd., 2.257%, 07/20/19	4,250,000	0.2
5,500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.256%, 03/25/20	5,497,217	0.2
1,500,000	#	Muir Grove CLO Ltd., 3.256%, 03/25/20	1,497,881	0.1
850,000	#	Northwoods Capital VII Ltd., 3.757%, 10/22/21	850,201	0.0
1,500,000	#	Ocean Trails CLO I, 1.002%, 10/12/20	1,443,363	0.1
1,600,000	#	Regatta Funding Ltd, 1.571%, 06/15/20	1,530,795	0.1
4,234,644		Securitized Asset Backed Receivables LLC Trust 2006-NC2 A3, 0.414%, 03/25/36	3,734,299	0.1
3,420,000	#	Springleaf Funding Trust 2015-A, 3.160%, 11/15/24	3,463,424	0.1
1,750,000	#	St James River CLO Ltd. 2007-1A D, 2.567%, 06/11/21	1,729,005	0.1
2,000,000	#	Telos CLO 2006-1 Ltd., 1.952%, 10/11/21	1,955,350	0.1
2,000,000	#	Trade MAPS 1 Ltd., 2.431%, 12/10/18	1,990,000	0.1
1,550,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 1.005%, 05/01/18	1,549,898	0.1
1,250,000	#	WhiteHorse III Ltd/Corp, 2.105%, 05/01/18	1,248,520	0.0
			170,014,050	6.5

	Total Asset-Backed Securities
	(Cost $197,332,029)		198,345,946	7.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 25.4%
		Federal Home Loan Mortgage Corporation: 9.5%##
13,816		2.283%, due 05/01/37	14,748	0.0
1,244,000	W	3.000%, due 11/15/26	1,300,174	0.1
2,586,277		3.000%, due 02/01/27	2,718,279	0.1

See Accompanying Notes to Financial Statements

28

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

1,408,423		3.000%, due 02/01/27	1,480,376	0.1
1,916,000		3.000%, due 08/15/40	1,953,554	0.1
43,538,000	W	3.000%, due 05/01/43	44,316,070	1.7
3,552,725		3.000%, due 03/01/45	3,632,750	0.1
3,558,040		3.000%, due 03/01/45	3,640,395	0.1
230,966		3.275%, due 03/15/38	248,031	0.0
78,081,000	W	3.500%, due 09/15/41	81,837,127	3.1
5,022,790		3.500%, due 03/01/45	5,285,028	0.2
1,751,111	^^	4.000%, due 01/15/36	1,710,484	0.1
2,892,667		4.000%, due 10/01/41	3,098,265	0.1
4,252,238		4.000%, due 12/01/41	4,556,763	0.2
8,501,308	^	4.000%, due 04/15/43	1,552,006	0.1
4,781,245		4.000%, due 08/01/44	5,113,106	0.2
3,520,000		4.000%, due 03/01/45	3,765,874	0.2
25,000,000		4.500%, due 05/15/38	27,386,512	1.0
6,243,252	^	4.500%, due 12/15/40	1,021,350	0.0
1,856,397		4.500%, due 08/01/41	2,030,380	0.1
612,581		4.500%, due 08/01/41	668,945	0.0
2,617,837		4.500%, due 09/01/41	2,862,521	0.1
2,668,525		4.500%, due 10/01/41	2,915,745	0.1
1,176,051		4.500%, due 01/15/42	1,296,961	0.1
2,935,431		4.500%, due 03/01/44	3,199,435	0.1
930,598	^	4.910%, due 03/15/33	988,826	0.0
307,197		5.000%, due 12/15/17	320,075	0.0
1,941,438		5.000%, due 08/15/34	2,160,098	0.1
973,506		5.000%, due 02/15/35	1,082,849	0.1
856,465		5.000%, due 02/15/35	953,693	0.0
267,627		5.000%, due 02/15/35	280,422	0.0
326,258		5.000%, due 01/01/41	362,674	0.0
770,809		5.500%, due 11/15/22	828,316	0.0
925,469		5.500%, due 12/15/32	1,042,931	0.0
368,454		5.500%, due 09/15/34	414,918	0.0
3,491,263		5.500%, due 02/15/36	3,924,019	0.2
1,658,081		5.500%, due 08/15/36	1,881,192	0.1
1,234,860		5.500%, due 06/15/37	1,387,190	0.1
99,260		5.500%, due 07/01/37	112,674	0.0
1,551,539		5.500%, due 07/15/37	1,744,139	0.1
5,290,054		5.500%, due 11/01/38	6,027,648	0.2
9,214,937	^	5.826%, due 05/15/36	1,026,440	0.0
3,732,135	^	5.876%, due 07/15/40	604,822	0.0
18,276,095	^	5.926%, due 09/15/44	3,537,594	0.1
8,520		6.000%, due 12/01/28	9,678	0.0
21,088		6.000%, due 01/01/29	23,970	0.0
349,264		6.000%, due 01/15/29	399,216	0.0
329,743		6.000%, due 01/15/29	378,444	0.0
2,275,840		6.000%, due 04/15/29	2,608,916	0.1
374,312		6.000%, due 07/15/32	427,862	0.0
342,849	^	6.000%, due 04/15/33	80,575	0.0
1,288,589		6.000%, due 07/15/36	1,475,542	0.1
2,283,217		6.000%, due 10/15/37	2,519,250	0.1
8,402,125	^	6.276%, due 08/15/36	1,684,907	0.1
5,276,647	^	6.311%, due 06/15/36	881,146	0.0
3,698,773	^	6.376%, due 05/15/41	820,836	0.0
8,059,865	^	6.426%, due 09/15/34	974,004	0.0
14,750		6.500%, due 01/01/24	16,909	0.0
15,273		6.500%, due 12/01/31	18,186	0.0
1,386,337		6.500%, due 09/01/34	1,618,648	0.1
6,357		7.000%, due 11/01/31	6,660	0.0
8,216		7.000%, due 03/01/32	9,682	0.0
			250,239,830	9.5

		Federal National Mortgage Association: 12.0%##
84,549		0.570%, due 01/25/32	84,068	0.0
61,764		0.700%, due 10/25/33	62,355	0.0
921,238		1.679%, due 06/25/33	929,671	0.0
39,457,000	W	2.500%, due 11/25/26	40,444,965	1.5
6,878,000	W	3.000%, due 10/25/26	7,197,182	0.3
18,295,000	W	3.000%, due 11/25/42	18,705,209	0.7
4,630,511		3.000%, due 05/01/43	4,744,623	0.2
85,856,000	W	3.000%, due 05/01/43	87,571,442	3.3
5,873,222		3.000%, due 07/01/43	6,016,950	0.2
10,963,000	W	3.500%, due 12/25/40	11,487,597	0.4
11,087,733	^	3.500%, due 06/25/42	1,440,131	0.1
376,883	^	4.000%, due 11/01/18	19,088	0.0
24,982,000	W	4.000%, due 04/25/39	26,713,176	1.0
6,800,412	^	4.000%, due 04/25/41	994,097	0.0
1,421,836		4.000%, due 03/01/42	1,523,787	0.1
4,373,130		4.000%, due 07/01/42	4,687,907	0.2
4,604,784		4.000%, due 07/01/42	4,934,515	0.2
902,068		4.000%, due 07/01/42	966,686	0.0
732,185		4.000%, due 07/01/42	784,560	0.0
3,385,773		4.000%, due 01/01/45	3,626,254	0.1
3,945,883		4.000%, due 03/01/45	4,226,464	0.2
4,126,058		4.250%, due 11/01/43	4,479,650	0.2
3,759,557		4.500%, due 10/25/34	4,124,202	0.2
607,664		4.500%, due 11/01/40	665,395	0.0
1,189,068		4.500%, due 11/01/40	1,302,949	0.1
11,429		4.500%, due 12/01/40	12,530	0.0
17,275		4.500%, due 12/01/40	18,935	0.0
21,300		4.500%, due 01/01/41	23,353	0.0
18,111		4.500%, due 01/01/41	19,851	0.0
1,018,655		4.500%, due 09/01/41	1,115,815	0.1
1,555,431		4.500%, due 10/01/41	1,700,901	0.1
310,409		4.939%, due 07/01/35	331,011	0.0
347,123		5.000%, due 06/01/33	387,550	0.0
58,256		5.000%, due 09/01/33	65,062	0.0
1,782,405		5.000%, due 09/25/33	1,982,300	0.1
207,962		5.000%, due 11/01/33	232,213	0.0
70,532		5.000%, due 03/01/34	78,788	0.0
44,516		5.000%, due 03/01/34	49,716	0.0
394,791		5.000%, due 07/25/34	401,400	0.0
452,125		5.000%, due 02/01/35	505,039	0.0
18,824		5.000%, due 06/01/35	21,035	0.0
328,101		5.000%, due 06/01/35	366,742	0.0
762,825		5.000%, due 07/01/35	852,534	0.0
187,474		5.000%, due 07/01/35	209,499	0.0
885,576		5.000%, due 08/01/35	988,269	0.0
1,746,983		5.000%, due 10/01/35	1,946,608	0.1
89,727		5.000%, due 10/01/35	99,783	0.0
903,596		5.000%, due 02/01/36	1,005,535	0.1
176,587		5.000%, due 03/01/36	196,473	0.0
13,647		5.000%, due 03/01/36	15,165	0.0
30,212		5.000%, due 05/01/36	33,620	0.0
18,476		5.000%, due 06/01/36	20,554	0.0
631,703		5.000%, due 07/01/36	705,582	0.0
842,134		5.000%, due 07/01/37	940,344	0.0
10,261,007		5.000%, due 07/01/39	11,504,880	0.4
486,269		5.000%, due 11/01/40	547,146	0.0
203,811		5.000%, due 05/01/41	227,250	0.0
536,455		5.000%, due 06/01/41	598,075	0.0
982,868		5.000%, due 06/01/41	1,096,073	0.1
16,474		5.500%, due 02/01/18	17,322	0.0
397,831		5.500%, due 08/25/34	421,004	0.0
484,242		5.500%, due 03/01/37	546,380	0.0
488,206		5.500%, due 06/01/39	556,116	0.0
4,746,964		5.500%, due 10/01/39	5,386,752	0.2
27,561,934	^	5.896%, due 11/25/40	3,729,863	0.2
7,519,020	^	5.976%, due 11/25/39	1,173,418	0.1
17,088,927	^	5.976%, due 11/25/42	4,177,757	0.2
12,546		6.000%, due 08/01/16	12,824	0.0
146		6.000%, due 12/01/16	150	0.0
7,375		6.000%, due 03/01/17	7,582	0.0
72,987		6.000%, due 09/01/17	75,421	0.0
4,496		6.000%, due 11/01/17	4,647	0.0
7,302		6.000%, due 10/01/18	7,673	0.0
429,449		6.000%, due 07/25/29	487,284	0.0
336,845		6.000%, due 04/25/31	386,396	0.0
573,952	^	6.000%, due 08/25/33	128,296	0.0
153,396		6.000%, due 09/01/36	174,784	0.0
203,912		6.000%, due 02/25/37	225,294	0.0

See Accompanying Notes to Financial Statements

29

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

4,996,950		6.000%, due 01/01/38	5,789,250	0.2
1,008,344		6.000%, due 05/01/38	1,114,092	0.1
20,120,612	^	6.026%, due 06/25/33	4,611,932	0.2
7,017,849	^	6.026%, due 08/25/43	1,382,427	0.1
18,537,258	^	6.226%, due 05/25/40	3,291,438	0.1
7,243,001	^	6.376%, due 09/25/40	1,408,996	0.1
19,699,992	^	6.426%, due 04/25/31	3,743,331	0.2
6,041,586	^	6.426%, due 10/25/41	1,193,054	0.1
15,321,394	^	6.446%, due 06/25/40	2,639,012	0.1
4,014		6.500%, due 02/01/28	4,611	0.0
151		6.500%, due 06/01/31	173	0.0
249		6.500%, due 09/01/31	286	0.0
716		6.500%, due 09/01/31	822	0.0
27,376		6.500%, due 11/01/31	32,372	0.0
11,866		6.500%, due 04/01/32	13,634	0.0
5,357		6.500%, due 08/01/32	6,156	0.0
2,308		6.500%, due 08/01/32	2,652	0.0
12,830		6.500%, due 01/01/33	14,742	0.0
56,047		6.500%, due 02/01/33	64,400	0.0
731,069	^	6.526%, due 08/25/26	101,931	0.0
4,601,388	^	6.526%, due 07/25/42	967,763	0.0
2,501,331	^	6.566%, due 01/25/37	504,335	0.0
9,010,666	^	6.576%, due 10/25/35	1,690,978	0.1
14,280		7.000%, due 12/01/27	14,904	0.0
3,739		7.000%, due 10/01/31	4,266	0.0
4,818		7.000%, due 03/01/32	5,639	0.0
4,385,094	^	7.476%, due 07/25/33	909,621	0.0
2,929		7.500%, due 09/01/30	3,455	0.0
2,824		7.500%, due 10/01/30	2,852	0.0
1,091		7.500%, due 10/01/30	1,127	0.0
7,869		7.500%, due 09/01/31	9,944	0.0
28,447		7.500%, due 02/01/32	33,751	0.0
659,064	^	7.509%, due 02/17/29	119,911	0.0
571,251		22.335%, due 01/25/35	744,690	0.0
67,194		27.905%, due 02/25/34	90,507	0.0
513,472		32.581%, due 11/25/36	922,967	0.0
			314,993,538	12.0

		Government National Mortgage Association: 3.9%
20,018,000		3.500%, due 12/20/41	21,014,991	0.8
889,518		4.000%, due 11/20/40	955,453	0.0
1,045,852		4.000%, due 10/20/41	1,103,250	0.1
3,638,891		4.000%, due 10/20/44	3,901,474	0.2
12,600,000		4.000%, due 03/20/45	13,519,483	0.5
7,658,067	^	4.500%, due 01/16/29	941,588	0.0
6,025,554		4.500%, due 05/16/39	6,663,121	0.3
2,858,984		4.500%, due 05/20/39	3,129,258	0.1
945,730		4.500%, due 10/15/39	1,059,145	0.0
927,841		4.500%, due 11/15/39	1,039,637	0.0
813,885		4.500%, due 11/15/39	911,245	0.0
227,621		4.500%, due 12/15/39	255,077	0.0
248,075		4.500%, due 08/20/41	270,539	0.0
2,926,303	^	4.500%, due 09/20/41	491,632	0.0
6,643,426		4.500%, due 01/20/45	7,227,359	0.3
1,718,000		4.750%, due 05/20/39	1,910,479	0.1
2,017,343	^	5.000%, due 04/20/40	841,721	0.0
1,234,508		5.140%, due 10/20/60	1,343,320	0.1
12,628,013	^	5.176%, due 05/16/41	2,185,803	0.1
1,301,797		5.288%, due 10/20/60	1,429,843	0.1
24,395,576	^	5.426%, due 04/16/44	3,997,101	0.2
21,618,191	^	5.500%, due 11/20/43	4,751,036	0.2
923,414		5.500%, due 03/20/60	1,009,077	0.0
5,641,835	^	5.674%, due 06/20/40	865,597	0.0
29,233,215	^	5.874%, due 07/20/39	4,588,799	0.2
32,353,110	^	5.926%, due 05/16/40	4,933,849	0.2
1,849,931	^	6.024%, due 06/20/38	214,614	0.0
3,375,053	^	6.024%, due 04/20/39	570,008	0.0
22,083,277	^	6.026%, due 12/16/39	3,583,537	0.1
13,053,814	^	6.124%, due 05/20/39	1,479,340	0.1
2,415,345	^	6.224%, due 04/20/38	381,586	0.0
1,202,889	^	6.326%, due 05/16/38	225,500	0.0
3,054,958	^	6.374%, due 01/20/38	491,043	0.0
14,549,172	^	6.444%, due 08/20/40	3,324,212	0.1
6,570,030	^	6.476%, due 09/16/40	1,291,908	0.1
2,075,192	^	6.596%, due 02/16/35	398,130	0.0
87,740	^	8.076%, due 06/16/31	8,078	0.0
			102,307,833	3.9

	Total U.S. Government Agency Obligations (Cost $652,091,390)		667,541,201	25.4

U.S. TREASURY OBLIGATIONS: 28.5%

		U.S. Treasury Bonds: 9.4%
140,634,000	L	2.000%, due 02/15/25	141,534,902	5.4
95,897,000		3.000%, due 11/15/44	105,104,646	4.0
			246,639,548	9.4

		U.S. Treasury Notes: 19.1%
24,428,000		0.375%, due 03/31/16	24,450,913	0.9
75,000		0.500%, due 02/28/17	74,947	0.0
172,164,000		0.500%, due 03/31/17	171,948,795	6.5
192,626,000		1.000%, due 03/15/18	193,318,298	7.4
39,020,000		1.375%, due 03/31/20	39,029,131	1.5
10,980,000		1.750%, due 02/28/22	11,012,600	0.4
63,580,000		1.750%, due 03/31/22	63,743,909	2.4
			503,578,593	19.1

	Total U.S. Treasury Obligations (Cost $744,912,589)		750,218,141	28.5

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: –%
		OTC Interest Rate Swaptions: –%
343,506,087	@	Pay a fixed rate equal to 5.008% and receive a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Goldman Sachs & Co.	–	–

	Total Purchased Options (Cost $1,683,180)		–	–

	Total Long-Term Investments (Cost $2,776,736,276)		2,831,571,651	107.6

See Accompanying Notes to Financial Statements

30

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 11.9%
	Securities Lending Collateralcc: 5.4%
7,133,413	BNP Paribas Bank, Repurchase Agreement dated 03/31/15, 0.13%, due 04/01/15 (Repurchase Amount $7,133,438, collateralized by various U.S. Government Agency Obligations, 1.625%-6.000%, Market Value plus accrued interest $7,276,081, due 06/01/16-03/01/45)	7,133,413	0.2
33,884,009	Daiwa Capital Markets, Repurchase Agreement dated 03/31/15, 0.18%, due 04/01/15 (Repurchase Amount $33,884,176, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $34,561,690, due 02/15/16-03/01/48)	33,884,009	1.3
33,884,009	Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/31/15, 0.15%, due 04/01/15 (Repurchase Amount $33,884,148, collateralized by various U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $34,561,689, due 06/01/15-04/01/45)	33,884,009	1.3
33,884,009	Millenium Fixed Income Ltd., Repurchase Agreement dated 03/31/15, 0.22%, due 04/01/15 (Repurchase Amount $33,884,213, collateralized by various U.S. Government Securities, 0.875%-3.125%, Market Value plus accrued interest $34,561,690, due 08/15/17-02/15/42)	33,884,009	1.3
33,884,009	Nomura Securities, Repurchase Agreement dated 03/31/15, 0.13%, due 04/01/15 (Repurchase Amount $33,884,130, collateralized by various U.S. Government Agency Obligations, 1.280%-7.500%, Market Value plus accrued interest $34,561,689, due 08/18/15-10/20/64)	33,884,009	1.3
		142,669,449	5.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.5%
171,625,414	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $171,625,414)	171,625,414	6.5

	Total Short-Term Investments (Cost $314,294,863)	314,294,863	11.9

	Total Investments in Securities (Cost $3,091,031,139)	$3,145,866,514	119.5
	Liabilities in Excess of Other Assets	(512,252,037)	(19.5)
	Net Assets	$2,633,614,477	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at March 31, 2015.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

See Accompanying Notes to Financial Statements

31

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Cost for federal income tax purposes is $3,092,296,041.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$64,979,619
Gross Unrealized Depreciation	(11,409,146)

Net Unrealized Appreciation	$53,570,473

See Accompanying Notes to Financial Statements

32

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 58.7%
		Basic Materials: 2.5%
580,000		BHP Billiton Finance USA Ltd., 2.050%, 09/30/18	$592,491	0.4
489,000		Eastman Chemical Co., 2.400%, 06/01/17	499,434	0.4
500,000	#,L	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	496,562	0.4
308,000		Freeport-McMoRan, Inc., 2.300%, 11/14/17	307,169	0.2
580,000		Monsanto Co., 1.150%, 06/30/17	582,530	0.4
329,000		PPG Industries, Inc., 2.300%, 11/15/19	333,082	0.2
301,000		Rio Tinto Finance USA PLC, 1.375%, 06/17/16	302,690	0.2
210,000		Rockwood Specialties Group, Inc., 4.625%, 10/15/20	219,188	0.2
189,000		Valspar Corp./The, 6.050%, 05/01/17	203,154	0.1
			3,536,300	2.5

		Communications: 4.4%
395,000	#	Alibaba Group Holding Ltd., 1.625%, 11/28/17	396,217	0.3
337,000		AT&T, Inc., 1.400%, 12/01/17	335,368	0.2
257,000		British Telecommunications PLC, 5.950%, 01/15/18	287,560	0.2
500,000		Cablevision Systems Corp., 8.625%, 09/15/17	563,750	0.4
342,000		Comcast Corp., 6.300%, 11/15/17	386,351	0.3
500,000		DirecTV Financing Co., Inc., 1.750%, 01/15/18	500,345	0.4
500,000		DISH DBS Corp., 7.125%, 02/01/16	520,625	0.4
414,000		eBay, Inc., 1.350%, 07/15/17	413,661	0.3
600,000		Juniper Networks, Inc., 3.100%, 03/15/16	610,355	0.4
300,000		Sprint Nextel Corp., 6.000%, 12/01/16	313,763	0.2
300,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	307,681	0.2
567,000		Thomson Reuters Corp., 0.875%, 05/23/16	566,891	0.4
255,000		Thomson Reuters Corp., 1.650%, 09/29/17	255,610	0.2
409,000		Verizon Communications, Inc., 2.625%, 02/21/20	416,860	0.3
261,000		Vodafone Group PLC, 5.625%, 02/27/17	281,961	0.2
			6,156,998	4.4

		Consumer Staples: 0.4%
500,000		Smithfield Foods, Inc., 7.750%, 07/01/17	558,750	0.4

		Consumer, Cyclical: 4.6%
193,000		American Honda Finance Corp., 1.200%, 07/14/17	193,531	0.1
486,000		American Honda Finance Corp., 2.250%, 08/15/19	494,370	0.4
190,000		CVS Caremark Corp., 2.250%, 08/12/19	193,129	0.1
375,000	#	Daimler Finance North America LLC, 1.650%, 03/02/18	377,187	0.3
435,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	434,556	0.3
277,000	#	Glencore Funding LLC, 1.700%, 05/27/16	278,210	0.2
180,000	#	Hyundai Capital America, 1.625%, 10/02/15	180,813	0.1
300,000	#	Hyundai Capital America, 1.875%, 08/09/16	302,692	0.2
176,000		Johnson Controls, Inc., 1.400%, 11/02/17	175,551	0.1
500,000	L	Lennar Corp., 4.750%, 12/15/17	522,500	0.4
300,000		MGM Mirage, 7.500%, 06/01/16	315,960	0.2
210,000		PACCAR Financial Corp., 1.450%, 03/09/18	210,996	0.2
314,000		Southwest Airlines Co., 2.750%, 11/06/19	321,487	0.2
495,000		Starbucks Corp., 0.875%, 12/05/16	496,175	0.4
280,000		Target Corp., 5.875%, 07/15/16	298,596	0.2
251,000		Toyota Motor Credit Corp., 1.450%, 01/12/18	252,673	0.2
322,000	#	Volkswagen Group of America Finance LLC, 1.600%, 11/20/17	324,960	0.2
200,000	#	Volkswagen International Finance NV, 1.125%, 11/18/16	200,746	0.2
414,000		Walgreen Co., 1.800%, 09/15/17	418,439	0.3
150,000		Walgreens Boots Alliance, Inc., 2.700%, 11/18/19	153,403	0.1
313,000		Whirlpool Corp., 1.650%, 11/01/17	315,155	0.2
			6,461,129	4.6

		Consumer, Non-cyclical: 11.2%
600,000		Abbott Laboratories, 2.000%, 03/15/20	604,319	0.4
338,000		AbbVie, Inc., 1.750%, 11/06/17	339,345	0.2
582,000		Actavis Funding SCS, 1.300%, 06/15/17	577,234	0.4
345,000		Actavis Funding SCS, 2.350%, 03/12/18	349,860	0.3

See Accompanying Notes to Financial Statements

33

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

502,000		Aetna, Inc., 1.500%, 11/15/17	504,648	0.4
650,000		Altria Group, Inc., 2.625%, 01/14/20	660,280	0.5
521,000		AmerisourceBergen Corp., 1.150%, 05/15/17	519,362	0.4
208,000		Archer-Daniels-Midland Co., 5.450%, 03/15/18	233,190	0.2
333,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	335,198	0.2
329,000		Beam, Inc., 1.875%, 05/15/17	331,474	0.2
276,000		Becton Dickinson and Co., 1.800%, 12/15/17	278,239	0.2
253,000		CareFusion Corp., 1.450%, 05/15/17	253,280	0.2
417,000		Diageo Capital PLC, 1.500%, 05/11/17	421,050	0.3
195,000		Eli Lilly & Co., 1.250%, 03/01/18	195,699	0.1
200,000		Express Scripts Holding Co., 1.250%, 06/02/17	199,885	0.1
410,000		Express Scripts, Inc., 3.125%, 05/15/16	420,054	0.3
351,000		Gilead Sciences, Inc., 2.350%, 02/01/20	360,897	0.3
500,000		HCA, Inc., 6.500%, 02/15/16	519,425	0.4
300,000		Hertz Corp., 6.750%, 04/15/19	311,250	0.2
500,000		Jarden Corp., 7.500%, 05/01/17	553,750	0.4
440,000	#	JM Smucker Co., 1.750%, 03/15/18	442,089	0.3
202,000		Kimberly-Clark Corp., 6.125%, 08/01/17	225,645	0.2
204,000		The Kroger Co., 6.400%, 08/15/17	227,546	0.2
304,000		Lorillard Tobacco Co., 3.500%, 08/04/16	312,377	0.2
303,000		McKesson Corp., 1.292%, 03/10/17	303,406	0.2
379,000		Medtronic, Inc., 0.875%, 02/27/17	379,452	0.3
223,000	#	Medtronic, Inc., 2.500%, 03/15/20	227,990	0.2
200,000		Molson Coors Brewing Co., 2.000%, 05/01/17	202,559	0.1
420,000		PepsiCo, Inc., 1.250%, 08/13/17	422,024	0.3
323,000		Perrigo Co. PLC, 1.300%, 11/08/16	322,888	0.2
462,000		Philip Morris International, Inc., 1.250%, 11/09/17	464,657	0.3
550,000		Sanofi, 1.250%, 04/10/18	551,068	0.4
465,000		Synchrony Financial, 1.875%, 08/15/17	465,553	0.3
409,000		Sysco Corp., 1.450%, 10/02/17	412,349	0.3
300,000		Tenet Healthcare Corp., 6.250%, 11/01/18	326,250	0.2
303,000		UnitedHealth Group, Inc., 1.400%, 12/15/17	305,512	0.2
350,000		Ventas Realty L.P., 1.250%, 04/17/17	349,357	0.3

316,000		Ventas Realty L.P., 1.550%, 09/26/16	318,177	0.2
575,000		WellPoint, Inc., 2.250%, 08/15/19	578,187	0.4
359,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	360,411	0.3
245,000		Zimmer Holdings, Inc., 2.000%, 04/01/18	247,029	0.2
331,000		Zoetis, Inc., 1.875%, 02/01/18	331,367	0.2
			15,744,332	11.2

		Energy: 4.5%
135,000		BP Capital Markets PLC, 1.674%, 02/13/18	135,675	0.1
200,000		BP Capital Markets PLC, 2.248%, 11/01/16	203,839	0.1
287,000		BP Capital Markets PLC, 2.521%, 01/15/20	292,107	0.2
283,000		Canadian Natural Resources Ltd., 1.750%, 01/15/18	281,747	0.2
500,000		Chesapeake Energy Corp., 3.250%, 03/15/16	500,625	0.4
390,000		Chevron Corp., 1.365%, 03/02/18	392,008	0.3
500,000		CNOOC Finance 2013 Ltd., 1.125%, 05/09/16	499,476	0.4
282,000		ConocoPhillips, 5.200%, 05/15/18	313,439	0.2
314,000		Hess Corp., 1.300%, 06/15/17	311,428	0.2
357,000		Kinder Morgan, Inc./DE, 2.000%, 12/01/17	356,624	0.3
321,000		Murphy Oil Corp., 2.500%, 12/01/17	316,592	0.2
302,000		Petrobras Global Finance BV, 2.000%, 05/20/16	289,618	0.2
312,000		Statoil ASA, 1.250%, 11/09/17	312,635	0.2
201,000		Statoil ASA, 1.950%, 11/08/18	203,911	0.1
500,000		Tesoro Corp., 4.250%, 10/01/17	522,500	0.4
250,000		Total Capital International SA, 1.550%, 06/28/17	252,899	0.2
600,000		TransCanada PipeLines Ltd., 0.750%, 01/15/16	599,193	0.4
215,000		TransCanada PipeLines Ltd, 1.875%, 01/12/18	217,151	0.2
341,000		Transocean, Inc., 5.050%, 12/15/16	345,689	0.2
			6,347,156	4.5

		Financial: 26.2%
637,000		Abbey National Treasury Services PLC/London, 1.650%, 09/29/17	641,241	0.5
450,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	452,398	0.3
280,000		ACE INA Holdings, Inc., 5.700%, 02/15/17	304,249	0.2
357,000		Air Lease Corp., 2.125%, 01/15/18	356,107	0.3
500,000		Ally Financial, Inc., 5.500%, 02/15/17	521,250	0.4

See Accompanying Notes to Financial Statements

34

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

191,000		American Express Credit Corp., 1.550%, 09/22/17	192,461	0.1
286,000		American Express Credit Corp., 2.800%, 09/19/16	294,110	0.2
740,000		American International Group, Inc., 5.600%, 10/18/16	789,140	0.6
600,000		Australia & New Zealand Banking Group Ltd., 0.900%, 02/12/16	601,843	0.4
500,000		Banco BTG Pactual SA/Cayman Islands, 4.875%, 07/08/16	513,125	0.4
1,100,000		Bank of America Corp., 2.600%, 01/15/19	1,120,174	0.8
415,000		Bank of Montreal, 1.300%, 07/14/17	416,465	0.3
320,000		Bank of Nova Scotia AM8, 2.550%, 01/12/17	328,651	0.2
506,000		Bank of Nova Scotia, 1.300%, 07/21/17	507,009	0.4
295,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 1.700%, 03/05/18	295,507	0.2
425,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.550%, 09/09/16	427,649	0.3
339,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	341,526	0.2
870,000		Barclays Bank PLC, 5.000%, 09/22/16	919,704	0.7
900,000		BB&T Corp., 1.600%, 08/15/17	906,106	0.6
210,000		BB&T Corp., 5.200%, 12/23/15	216,647	0.2
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	504,000	0.4
342,000		BPCE SA, 1.625%, 02/10/17	345,293	0.2
385,000		Charles Schwab Corp., 1.500%, 03/10/18	386,988	0.3
500,000		CIT Group, Inc., 5.000%, 05/15/17	515,470	0.4
622,000		Citigroup, Inc., 1.850%, 11/24/17	626,686	0.4
258,000		Citizens Bank NA/Providence RI, 1.600%, 12/04/17	259,186	0.2
315,000		Comerica, Inc., 2.125%, 05/23/19	316,389	0.2
303,000		Commonwealth Bank of Australia/New York NY, 1.125%, 03/13/17	303,869	0.2
345,000		Commonwealth Bank of Australia/New York NY, 1.400%, 09/08/17	345,562	0.2
630,000		Compass Bank, 1.850%, 09/29/17	634,832	0.5
446,000		Credit Suisse/New York NY, 1.375%, 05/26/17	446,871	0.3
183,000		Deutsche Bank AG/London, 1.350%, 05/30/17	182,856	0.1
355,000		Deutsche Bank AG/London, 1.875%, 02/13/18	356,087	0.3

500,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	500,842	0.4
260,000		Equity One, Inc., 6.250%, 01/15/17	279,615	0.2
305,000		General Electric Capital Corp., 2.200%, 01/09/20	308,570	0.2
641,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	654,266	0.5
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	431,461	0.3
252,000		Health Care REIT, Inc., 2.250%, 03/15/18	255,566	0.2
312,000		Health Care REIT, Inc., 3.625%, 03/15/16	319,903	0.2
426,000	#	HSBC Bank PLC, 1.500%, 05/15/18	426,074	0.3
299,000		HSBC USA, Inc., 1.500%, 11/13/17	300,237	0.2
325,000		Huntington National Bank, 1.350%, 08/02/16	326,836	0.2
358,000		Huntington National Bank, 1.700%, 02/26/18	357,856	0.3
339,000		Intesa Sanpaolo SpA, 2.375%, 01/13/17	343,144	0.2
404,000		JPMorgan Chase & Co., 1.350%, 02/15/17	405,540	0.3
442,000		JPMorgan Chase & Co., 1.625%, 05/15/18	440,677	0.3
515,000		JPMorgan Chase & Co., 1.700%, 03/01/18	517,206	0.4
313,000		KeyCorp, 2.300%, 12/13/18	318,306	0.2
103,000		Kilroy Realty L.P., 4.800%, 07/15/18	110,916	0.1
750,000	#	Macquarie Bank Ltd., 1.600%, 10/27/17	749,972	0.5
500,000		Manufacturers & Traders Trust Co., 1.450%, 03/07/18	500,634	0.4
578,000		Manufacturers & Traders Trust Co., 1.400%, 07/25/17	579,876	0.4
312,000	#	MassMutual Global Funding II, 3.125%, 04/14/16	320,025	0.2
419,000		MetLife, Inc., 1.756%, 12/15/17	424,761	0.3
255,000		MetLife, Inc., 1.903%, 12/15/17	256,868	0.2
295,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	294,877	0.2
289,000	#	Mizuho Bank Ltd., 1.300%, 04/16/17	287,940	0.2
323,000		Morgan Stanley, 1.875%, 01/05/18	325,381	0.2
545,000		Morgan Stanley, 2.125%, 04/25/18	551,305	0.4
250,000		Morgan Stanley, 5.450%, 01/09/17	267,510	0.2
397,000		National Rural Utilities Cooperative Finance Corp., 1.100%, 01/27/17	398,762	0.3
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	501,084	0.4
580,000		PNC Bank NA, 2.400%, 10/18/19	591,478	0.4

See Accompanying Notes to Financial Statements

35

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

315,000		PNC Funding Corp., 2.700%, 09/19/16	322,561	0.2
550,000		PNC Funding Corp., 5.625%, 02/01/17	591,430	0.4
332,000		Principal Financial Group, Inc., 1.850%, 11/15/17	335,028	0.2
418,000		Realty Income Corp., 2.000%, 01/31/18	422,126	0.3
343,000		Regions Financial Corp., 2.000%, 05/15/18	342,884	0.2
600,000		Royal Bank of Canada, 1.500%, 01/16/18	603,192	0.4
322,000		Santander Bank NA, 2.000%, 01/12/18	323,545	0.2
363,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	367,157	0.3
194,000		Select Income REIT, 2.850%, 02/01/18	195,762	0.1
400,000		Navient Corp., 3.875%, 09/10/15	403,368	0.3
303,000		State Street Corp., 1.350%, 05/15/18	303,974	0.2
545,000		State Street Corp., 2.875%, 03/07/16	556,813	0.4
680,000		Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	679,550	0.5
223,000		SunTrust Banks, Inc., 2.500%, 05/01/19	226,816	0.2
593,000		Toronto-Dominion Bank, 2.250%, 11/05/19	603,191	0.4
342,000		UBS AG/Stamford CT, 1.375%, 08/14/17	342,101	0.2
210,000		UBS AG, 5.875%, 07/15/16	222,210	0.2
250,000		US Bancorp, 2.200%, 11/15/16	255,316	0.2
250,000		US Bank NA/Cincinnati OH, 1.375%, 09/11/17	251,548	0.2
286,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	287,593	0.2
422,000		Wells Fargo & Co., 1.500%, 01/16/18	424,245	0.3
644,000		Wells Fargo & Co., 2.100%, 05/08/17	658,135	0.5
336,000		Westpac Banking Corp., 1.500%, 12/01/17	337,822	0.2
200,000		Westpac Banking Corp., 2.000%, 08/14/17	203,937	0.1
			36,977,243	26.2

		Industrial: 1.9%
500,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	510,779	0.3
420,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	426,572	0.3
254,000		L-3 Communications Corp., 1.500%, 05/28/17	252,499	0.2
500,000		SPX Corp., 6.875%, 09/01/17	546,250	0.4
322,000		Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	327,596	0.2
279,000		United Parcel Service, Inc., 1.125%, 10/01/17	280,945	0.2

400,000		Waste Management, Inc., 2.600%, 09/01/16	407,416	0.3
			2,752,057	1.9

		Technology: 1.2%
320,000		Altera Corp., 1.750%, 05/15/17	322,078	0.2
313,000		KLA-Tencor Corp., 2.375%, 11/01/17	318,271	0.2
375,000		NetApp Inc., 2.000%, 12/15/17	376,153	0.3
550,000		Oracle Corp., 1.200%, 10/15/17	551,612	0.4
179,000		Xerox Corp., 2.950%, 03/15/17	184,393	0.1
			1,752,507	1.2

		Utilities: 1.8%
600,000		Dominion Resources, Inc., 1.400%, 09/15/17	600,976	0.4
560,000		Entergy Corp., 4.700%, 01/15/17	589,017	0.4
400,000		Georgia Power Co., 3.000%, 04/15/16	410,002	0.3
252,000		PSEG Power, LLC, 2.750%, 09/15/16	258,193	0.2
294,000		Southern California Edison Co., 1.125%, 05/01/17	295,321	0.2
406,000		Southern Co., 1.300%, 08/15/17	406,362	0.3
			2,559,871	1.8

	Total Corporate Bonds/Notes (Cost $82,395,764)		82,846,343	58.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.7%
193,720	#	American General Mortgage Loan Trust 2010-1, 5.650%, 03/25/58	194,787	0.1
365,381	#	BAMLL Re-REMIC Trust 2014-FRR9, 2.192%, 12/26/46	361,024	0.3
480,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.575%, 06/10/49	494,841	0.3
100,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.456%, 07/10/43	100,275	0.1
277,212	#	Banc of America Re-REMIC Trust 2009-UB2 A4AA, 5.678%, 02/24/51	290,407	0.2
630,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.456%, 07/10/43	631,494	0.4
640,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.233%, 11/10/38	654,528	0.5
350,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9, 5.055%, 09/11/42	353,883	0.2

See Accompanying Notes to Financial Statements

36

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

300,000		Bear Stearns Commercial Mortgage Securities Trust, 4.750%, 06/11/41	301,493	0.2
590,000		Bear Stearns Commercial Mortgage Securities Trust, 5.074%, 02/13/42	590,622	0.4
23,068		Bear Stearns Commercial Mortgage Securities Trust, 5.957%, 06/11/50	23,158	0.0
430,000		CD 2007-CD5 Mortgage Trust AJ, 6.124%, 11/15/44	469,330	0.3
250,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.235%, 06/10/36	255,115	0.2
330,000		Commercial Mortgage Trust, 5.225%, 07/15/44	334,851	0.2
625,261		Commercial Mortgage Trust, 5.289%, 12/11/49	653,636	0.5
16,248	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	16,262	0.0
600,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	600,121	0.4
577,000		Credit Suisse First Boston Mortgage Securities Corp., 5.290%, 08/15/38	581,404	0.4
620,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	654,819	0.5
335,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	354,030	0.2
100,000	#	Del Coronado Trust, 4.000%, 03/15/26	100,120	0.1
560,000		GE Capital Commercial Mortgage Corp., 5.133%, 05/10/43	559,675	0.4
54,986		GE Capital Commercial Mortgage Corp., 5.322%, 11/10/45	54,958	0.0
790,728		GMAC Commercial Mortgage Securities, Inc. Series 2005-C1 Trust, 4.754%, 05/10/43	790,344	0.6
120,207		Greenwich Capital Commercial Funding Corp., 4.894%, 08/10/42	120,186	0.1
169,523		Greenwich Capital Commercial Funding Corp., 5.447%, 03/10/39	169,730	0.1
270,000	#	Hilton USA Trust 2013-HLT, 2.662%, 11/05/30	271,155	0.2
39,818		JP Morgan Chase Commercial Mortgage Securities Corp., 5.260%, 01/12/43	39,818	0.0
260,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-CIBC12, 4.987%, 09/12/37	261,105	0.2

160,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.382%, 12/15/44	164,473	0.1
380,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.425%, 04/15/27	379,178	0.3
1,210,000		LB-UBS Commercial Mortgage Trust, 5.127%, 09/15/40	1,223,498	0.9
298,912		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	301,787	0.2
500,000		LB-UBS Commercial Mortgage Trust, 5.323%, 11/15/40	511,501	0.4
106,297		ML-CFC Commercial Mortgage Trust, 5.644%, 09/12/49	106,337	0.1
640,000		Morgan Stanley Capital I Trust, 5.073%, 08/13/42	642,478	0.5
88,372		Morgan Stanley Capital I Trust, 5.185%, 10/12/52	88,233	0.1
71,433	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	72,064	0.0
800,000	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	839,046	0.6
180,809		TIAA Seasoned Commercial Mortgage Trust, 5.532%, 08/15/39	180,989	0.1
107,150		Wachovia Bank Commercial Mortgage Trust, 5.246%, 12/15/43	109,118	0.1
220,000		Wachovia Bank Commercial Mortgage Trust, 5.715%, 05/15/43	228,327	0.2

	Total Collateralized Mortgage Obligations (Cost $15,501,020)		15,130,200	10.7

ASSET-BACKED SECURITIES: 18.0%
		Automobile Asset-Backed Securities: 3.7%
370,000		Capital Auto Receivables Asset Trust 2015-1, 1.610%, 06/20/19	370,524	0.3
350,000		Capital Auto Receivables Asset Trust, 1.620%, 10/22/18	352,590	0.2
250,000		CarMax Auto Owner Trust 2014-4, 1.810%, 07/15/20	252,352	0.2
100,000		CarMax Auto Owner Trust, 1.610%, 10/15/19	100,664	0.1
226,000		Harley-Davidson Motorcycle Trust 2012-1, 0.910%, 02/15/18	226,333	0.2
480,000		Harley-Davidson Motorcycle Trust 2015-1, 1.670%, 08/15/22	480,853	0.3
350,000		Hyundai Auto Receivables Trust 2013-A, 1.130%, 09/17/18	350,283	0.2
768,000		Hyundai Auto Receivables Trust, 0.750%, 09/17/18	767,345	0.5

See Accompanying Notes to Financial Statements

37

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

180,000		Mercedes-Benz Auto Receivables Trust 2014-1, 1.310%, 11/16/20	180,385	0.1
650,000		Nissan Auto Receivables 2013-B Owner Trust, 1.310%, 10/15/19	653,466	0.5
140,000		Nissan Auto Receivables 2013-C Owner Trust, 1.300%, 06/15/20	140,405	0.1
700,000		Smart Trust, 1.050%, 10/14/18	699,772	0.5
5,564		Toyota Auto Receivables Owner Trust, 0.750%, 02/16/16	5,565	0.0
100,000		Toyota Auto Receivables Owner Trust, 1.180%, 06/17/19	100,202	0.1
527,000		World Omni Auto Receivables Trust, 0.870%, 07/15/19	526,484	0.4
			5,207,223	3.7

		Credit Card Asset-Backed Securities: 3.0%
300,000		BA Credit Card Trust, 0.445%, 09/16/16	300,202	0.2
800,000		Chase Issuance Trust, 1.150%, 01/15/19	803,794	0.6
210,000		Citibank Credit Card Issuance Trust, 2.150%, 07/15/21	213,752	0.1
786,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	874,150	0.6
582,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	645,156	0.5
650,000		Discover Card Execution Note Trust 2015-A1 A1, 0.525%, 08/17/20	650,807	0.5
170,000		Discover Card Execution Note Trust, 0.605%, 07/15/21	170,544	0.1
340,000		Discover Card Execution Note Trust, 1.670%, 01/18/22	338,498	0.2
230,000		Discover Card Execution Note Trust, 2.120%, 12/15/21	234,049	0.2
			4,230,952	3.0

		Home Equity Asset-Backed Securities: 0.2%
205,683		Chase Funding Loan Acquisition Trust Series, 4.750%, 12/25/19	209,078	0.2

		Other Asset-Backed Securities: 11.1%
430,000	#	American Residential Properties 2014-SFR1 Trust, 2.527%, 09/17/31	435,203	0.3
500,000	#	Apidos CDO IV 2006-4A D, 1.756%, 10/27/18	493,090	0.3
325,000	#	Ares XII CLO Ltd. 2007-12A C, 2.262%, 11/25/20	325,171	0.2
250,000	#	Ares XII CLO Ltd., 3.512%, 11/25/20	248,577	0.2
250,000	#	Atrium V, 3.961%, 07/20/20	247,575	0.2
500,000	#	Babson CLO, Inc. 2005-III, 1.956%, 11/10/19	497,845	0.3

250,000	#	Castle Garden Funding, 1.012%, 10/27/20	245,806	0.2
300,000	#	Castle Garden Funding, 5.012%, 10/27/20	299,964	0.2
500,000	#	CIFC Funding 2006-I Ltd., 1.857%, 10/20/20	491,778	0.3
400,000	#	CIFC Funding 2006-II Ltd., 1.862%, 03/01/21	388,420	0.3
120,371	#	CIFC Funding 2006-II Ltd., 4.262%, 03/01/21	118,546	0.1
301,068		CNH Equipment Trust, 0.650%, 04/16/18	301,090	0.2
250,000	#	ColumbusNova CLO Ltd 2006-2A E, 4.006%, 04/04/18	247,451	0.2
250,000	#	ColumbusNova CLO Ltd 2006-II, 1.006%, 04/04/18	246,975	0.2
400,000	#	Diamond Lake CLO Ltd., 1.862%, 12/01/19	391,635	0.3
500,000	#	Eaton Vance CDO IX Ltd., 0.907%, 04/20/19	493,589	0.3
500,000	#	Emporia Preferred Funding III Ltd. 2007-3A B, 0.707%, 04/23/21	490,192	0.3
500,000	#	Fraser Sullivan CLO I Ltd., 2.071%, 03/15/20	490,414	0.3
500,000	#	FRASR 2006-1A B 3/20, 0.741%, 03/15/20	498,134	0.3
300,000	#	GoldenTree Loan Opportunities IV Ltd., 4.506%, 08/18/22	297,830	0.2
500,000	#	Goldentree Loan Opportunities V Ltd., 3.507%, 10/18/21	500,003	0.4
500,000	#	Greens Creek Funding Ltd., 2.507%, 04/18/21	493,536	0.3
141,758	#	GSAMP Trust 2005-SEA2, 0.521%, 01/25/45	139,252	0.1
500,000	#	Gulf Stream - Compass CLO, 2.256%, 10/28/19	500,093	0.4
500,000	#	Gulf Stream - Compass CLO, 3.706%, 10/28/19	500,328	0.4
500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.670%, 06/17/21	487,988	0.3
300,000	#	Gulf Stream - Sextant CLO, 0.962%, 08/21/20	297,562	0.2
225,000	#	Gulf Stream - Sextant CLO, 1.862%, 08/21/20	222,153	0.2
400,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd. B, 0.706%, 08/07/21	393,594	0.3
500,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.556%, 08/07/21	500,009	0.4
300,000	#	Invitation Homes Trust 2014-SFR2 C, 2.178%, 06/17/32	300,000	0.2
370,620	#	Kennecott Funding Ltd., 2.054%, 01/13/18	368,897	0.3
250,000	#	Kingsland III Ltd., 0.913%, 08/24/21	240,553	0.2

See Accompanying Notes to Financial Statements

38

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

500,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.017%, 03/25/20	493,942	0.3
250,000	#	Madison Park Funding Ltd., 5.506%, 07/26/21	249,273	0.2
330,000	#	MSIM Peconic Bay Ltd., 2.257%, 07/20/19	330,000	0.2
500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.256%, 03/25/20	499,747	0.4
1,000,000	#	Muir Grove CLO Ltd., 3.256%, 03/25/20	998,587	0.7
500,000	#	Northwoods Capital VII Ltd., 3.757%, 10/22/21	500,119	0.4
45,022		Structured Asset Securities Corp. Trust, 0.374%, 09/25/35	45,103	0.0
425,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 1.005%, 05/01/18	424,972	0.3
			15,734,996	11.1

	Total Asset-Backed Securities
	(Cost $25,291,573)		25,382,249	18.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.6%
		Federal Home Loan Mortgage Corporation: 3.1%##
1,020,671		5.000%, due 07/15/39	1,089,369	0.8
116,360		5.500%, due 01/01/37	130,354	0.1
307,667		5.500%, due 08/01/38	351,006	0.2
19,094		5.500%, due 10/01/38	21,400	0.0
33,462		5.500%, due 10/01/38	37,478	0.0
784,234		5.500%, due 11/01/38	893,580	0.6
563,900		5.500%, due 02/01/39	635,695	0.5
1,060,246		6.000%, due 12/15/28	1,216,252	0.9
			4,375,134	3.1

		Federal National Mortgage Association: 2.9%##
285,488		3.000%, due 12/25/39	291,236	0.2
672,602		3.000%, due 04/25/40	692,431	0.5
569,361		3.000%, due 05/25/40	578,454	0.4
255,509		4.000%, due 10/25/50	263,359	0.2
434,567		4.500%, due 10/25/40	448,459	0.3
724,425		5.000%, due 01/01/23	786,956	0.6
395,468		5.000%, due 07/01/34	441,589	0.3
555,233		6.000%, due 01/01/38	643,268	0.4
			4,145,752	2.9

		Government National Mortgage Association: 1.6%
632,033		4.397%, due 05/16/51	688,801	0.5
1,329,855		7.120%, due 04/20/39	1,567,059	1.1
			2,255,860	1.6

	Total U.S. Government Agency Obligations
	(Cost $10,555,559)		10,776,746	7.6

U.S. TREASURY OBLIGATIONS: 3.8%
		U.S. Treasury Notes: 3.8%
4,040,000		0.375%, due 03/31/16	4,043,790	2.9
336,000		0.500%, due 03/31/17	335,580	0.2
686,000		1.000%, due 03/15/18	688,465	0.5
25,000		1.375%, due 03/31/20	25,006	0.0
2,000		1.750%, due 02/28/22	2,006	0.0

255,000	1.750%, due 03/31/22	255,657	0.2

	Total U.S. Treasury Obligations
	(Cost $5,343,836)	5,350,504	3.8

# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: –%
		OTC Interest Rate Swaptions: –%
17,296,000	@ Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 5.070%, Exp. 05/29/15 Counterparty: Credit Suisse Group AG	–	–

	Total Purchased Options
	(Cost $79,562)	–	–

	Total Long-Term Investments
	(Cost $139,167,314)	139,486,042	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
		Securities Lending Collateralcc: 0.7%
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 03/31/15, 0.22%, due 04/01/15 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Securities, 0.875%-3.125%, Market Value plus accrued interest $1,020,000, due 08/15/17-02/15/42)	1,000,000	0.7
21,526	Nomura Securities, Repurchase Agreement dated 03/31/15, 0.13%, due 04/01/15 (Repurchase Amount $21,526, collateralized by various U.S. Government Agency Obligations, 1.280%-7.500%, Market Value plus accrued interest $21,956, due 08/18/15-10/20/64)	21,526	0.0
		1,021,526	0.7

See Accompanying Notes to Financial Statements

39

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
1,707,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%††
	(Cost $1,707,000)	1,707,000	1.2

	Total Short-Term Investments
	(Cost $2,728,526)	2,728,526	1.9

	Total Investments in Securities (Cost $141,895,840)	$142,214,568	100.7
	Liabilities in Excess of Other Assets	(1,048,131)	(0.7)
	Net Assets	$141,166,437	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at March 31, 2015.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$961,227
Gross Unrealized Depreciation	(642,499)

Net Unrealized Appreciation	$318,728

See Accompanying Notes to Financial Statements

40

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 5, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 5, 2015